iShares, Inc.
(formerly, WEBS Index Fund, Inc.)

iShares, Inc. is an index fund consisting of separate series, each of which seeks investment results similar to the performance of a single stock market or all of the stock markets in a geographic region.
 .iShares MSCI Australia Index Fund

 .iShares MSCI Austria Index Fund

 .iShares MSCI Belgium Index Fund

 .iShares MSCI Brazil (Free) Index Fund

 .iShares MSCI Canada Index Fund

 .iShares MSCI EMU Index Fund

 .iShares MSCI France Index Fund

 .iShares MSCI Germany Index Fund

 .iShares MSCI Hong Kong Index Fund

 .iShares MSCI Italy Index Fund

 .iShares MSCI Japan Index Fund

 .iShares MSCI Malaysia (Free) Index Fund

--------------------------------------------------------------------------------

 .iShares MSCI Mexico (Free) Index Fund

 .iShares MSCI Netherlands Index Fund

 .iShares MSCI Singapore (Free) Index Fund

 .iShares MSCI South Africa Index Fund

 .iShares MSCI South Korea Index Fund

 .iShares MSCI Spain Index Fund

 .iShares MSCI Sweden Index Fund

 .iShares MSCI Switzerland Index Fund

 .iShares MSCI Taiwan Index Fund

 .iShares MSCI United Kingdom Index Fund

 .iShares MSCI USA Index Fund

--------------------------------------------------------------------------------

The iShares MSCI Index Fund Shares, known as "iSharesSM" and formerly known as World Equity Benchmark SharesSM, or WEBSSM, are listed for trading on the American Stock Exchange LLC. Individual iShares are not redeemable at their net asset value, but trade on the AMEX during the day at prices that are normally close to, but not the same as, their net asset value. There is no assurance that an active trading market will be maintained for iShares or that market prices of iShares of any iShares MSCI Index Fund will be close to their net asset values in the future. Each iShares MSCI Index Fund issues and redeems iShares on a continuous basis -- at net asset value -- only in large specified numbers of iShares called "Creation Units", usually in exchange for a basket of portfolio securities and an amount of cash.

Except when aggregated in Creation Units, iShares are not redeemable securities.

iShares, Inc. will apply to have the iShares MSCI Brazil (Free), EMU, South Africa, Taiwan and USA Index Funds listed on the AMEX. The iShares MSCI Brazil
(Free) and South Africa Index Funds are expected to be offered for sale to the public beginning in June 2000, and the iShares MSCI EMU Index Fund is expected to be offered for sale to the public beginning in July 2000.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the SEC determined whether the information in this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                       Prospectus Dated December 30, 1999
                           (As Revised May 22, 2000)

Table of Contents
Details on each Index Fund's market, benchmark index and performance Details on the management and operations of the Index Funds

Details on buying and selling iShares
Details on the Rule 12b-1 Distribution Plan
Per share financial data for each Index Fund


Introduction................................................................   1
Investment Objective........................................................   1
Principal Investment Strategies.............................................   1
Principal Risk Factors......................................................   2
Fees and Expenses...........................................................   3
The iShares MSCI Index Funds
  iShares MSCI Australia Index Fund.........................................   7
  iShares MSCI Austria Index Fund...........................................   8
  iShares MSCI Belgium Index Fund...........................................   9
  iShares MSCI Brazil (Free) Index Fund.....................................  10
  iShares MSCI Canada Index Fund............................................  11
  iShares MSCI EMU Index Fund...............................................  12
  iShares MSCI France Index Fund............................................  13
  iShares MSCI Germany Index Fund...........................................  14
  iShares MSCI Hong Kong Index Fund.........................................  15
  iShares MSCI Italy Index Fund.............................................  16
  iShares MSCI Japan Index Fund.............................................  17
  iShares MSCI Malaysia (Free) Index Fund...................................  18
  iShares MSCI Mexico (Free) Index Fund.....................................  20
  iShares MSCI Netherlands Index Fund.......................................  21
  iShares MSCI Singapore (Free) Index Fund..................................  22
  iShares MSCI South Africa Index Fund......................................  23
  iShares MSCI South Korea Index Fund.......................................  24
  iShares MSCI Spain Index Fund.............................................  25
  iShares MSCI Sweden Index Fund............................................  26
  iShares MSCI Switzerland Index Fund.......................................  27
  iShares MSCI Taiwan Index Fund............................................  28
  iShares MSCI United Kingdom Index Fund....................................  29
  iShares MSCI USA Index Fund...............................................  30
Investment Policies and Strategies..........................................  31
Additional Information About Principal Risk Factors.........................  33
Management
Investment Adviser..........................................................  36
Shareholder Information
Determination of Net Asset Value............................................  36
Buying and Selling iShares..................................................  36
Dividends and Capital Gains Distributions...................................  38
Tax Matters.................................................................  38
Distribution Arrangements...................................................  39
Financial Highlights........................................................  40

--------------------------------------------------------------------------------
                                                                         iShares


page i

Introduction

This Prospectus provides you with information you need to make an informed decision about whether to invest in an iShares MSCI Index Fund (each an "Index Fund" and collectively, the "Index Funds") of iShares, Inc. (the "Company"). It is organized to provide you with important facts about the Company as a whole and each particular Index Fund. The Investment Objective, Principal Investment Strategies and Principal Risk Factors sections discuss the general strategies and risks applicable to all Index Funds, while The iShares MSCI Index Funds section provides important information about each particular Index Fund, including a brief description of its benchmark index, specific risks associated with a particular market or region and prior performance.

Investment Objective

Each Index Fund seeks investment results similar to the performance of a single stock market or all of the stock markets in a geographic region. The performance of these markets is measured by stock indices compiled by Morgan Stanley Capital International Inc. ("MSCI"), and calculated based on the reinvestment of net dividends (gross dividends in the case of the MSCI Mexico
(Free) Index).

Principal Investment Strategies

Unlike many investment companies, an Index Fund does not attempt to "beat" the market or its benchmark index. Instead, it uses a "passive," or indexing, investment approach to try to produce investment results that come as close as possible to matching the performance of its benchmark index. The Index Fund does this by investing in a representative sample of index stocks that the investment adviser selects using a "portfolio sampling" technique. However, most Index Funds do not usually invest in all of the stocks of a benchmark index. Some Index Funds may even invest in stocks that are not in its benchmark index. The benchmark indices used by the Index Funds are compiled by MSCI.

The use of an indexing approach may eliminate some of the risks of active management such as poor stock selection. An indexing approach may also help increase after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

One negative feature of indexing is that the Company's investment adviser cannot change a strategy even if it would be beneficial to do so. For example, an Index Fund would not ordinarily sell a stock because its issuer was in financial trouble. It would normally only sell a stock if the stock was removed from an Index Fund's benchmark index by MSCI or if the investment adviser believes that selling the stock would make an Index Fund's performance more like that of its benchmark index.

Under each Index Fund's industry concentration policy, the industry weightings in an Index Fund must be within 10% of the weightings of the two most heavily weighted industries in its benchmark index.

iShares are designed for investors who want a relatively inexpensive passive approach to investing in a portfolio of stocks from a single country or region. International diversification is a generally recognized way to reduce investment portfolio risk. Also, many of the foreign stocks in an Index Fund (other than the iShares MSCI USA Index Fund) are difficult to purchase or hold, or are, as a practical matter, not available to retail investors.

The Index Funds offer investors a convenient way to obtain index-based exposure to the stock markets of a specific country or region. The prices of iShares may be volatile. Therefore, if you purchase iShares, you should be able to tolerate sudden, or even drastic, changes in the value of your investment. We cannot assure that any Index Fund will achieve its investment objective, and you should understand that your investment (other than an investment in the iShares MSCI USA Index Fund) will be exposed to the risks of international equity investing.

Each Index Fund issues and redeems iShares on a continuous basis -- at net asset value -- only in large specified numbers of iShares called "Creation Units" usually in exchange for a basket of portfolio

Introduction

--------------------------------------------------------------------------------
securities and an amount of cash. As a practical matter, only large institutions purchase or redeem Creation Units of iShares. Information about the fees paid when they do this is included in the Company's Statement of Additional Information. Except when aggregated in Creation Units, iShares are not redeemable securities.

Principal Risk Factors

You may lose money by investing in an Index Fund. Each Index Fund is also subject to the following principal risks, more fully described in the Additional Risk Considerations section in this prospectus. Additional risks associated with a particular market or region in which an Index Fund invests are discussed under each Index Fund's profile in The iShares MSCI Index Funds section. Some or all of these risks may adversely affect an Index Fund's net asset value, yield, total return and/or its ability to achieve its objective:

 . Market Risk. The net asset value of an Index Fund will change with changes in the market value of the stocks it holds.

 . Foreign Security Risk. Each Index Fund invests entirely within the equity markets of a single country or region. These markets (other than for the iShares MSCI USA Index Fund) are subject to special risks associated with foreign investment including, but not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; less publicly available information about issuers; the imposition of taxes; exchange controls; higher transaction and custody costs; settlement delays and risk of loss; difficulties in enforcing contracts; less liquidity and smaller market capitalizations; lesser regulation of securities markets; different accounting and disclosure standards; governmental interference; higher inflation; and social, economic and political uncertainties and the risk of expropriation of assets.

 . Management Risk. Because an Index Fund does not fully replicate its benchmark index and may hold non-index stocks, it is subject to management risk. This is the risk that the investment advisor's strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

 . Currency Risk. Because each Index Fund's net asset value is determined on the basis of US dollars, you may lose money if you invest in any Index Fund other than the iShares MSCI USA Index Fund if the local currency of a foreign market depreciates against the US dollar, even if the local currency value of an Index Fund's holdings goes up.

 . Emerging Market Risk. Some foreign markets in which the Index Funds invest are considered to be emerging market countries. Investment in these countries subjects an Index Fund to a greater risk of loss than investments in a developed country. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market. The following Index Funds invest in emerging markets: the iShares MSCI Brazil (Free), South Korea, Malaysia (Free), Mexico (Free) South Africa and Taiwan Index Funds.

 .  Non-Diversification Risk. Each Index Fund (except for the iShares MSCI
   Canada, EMU, Japan, United Kingdom and USA Index Funds) is classified as "non-diversified." This means that these Index Funds may invest most of their assets in securities issued by a small number of companies. As a result, these Index Funds are more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

 . Trading Risk. While the creation/redemption feature of iShares is designed to make it likely that iShares will trade close to their net asset value, disruptions to creations and redemptions (as has occurred because of Malaysia's capital controls) may result in trading prices that differ significantly from net asset value. Also, there can be no assurance that an active trading market will exist for iShares of each Index Fund on the AMEX.

--------------------------------------------------------------------------------
                                                                         iShares

Fees and Expenses

If you invest in an Index Fund, you will pay various expenses, either directly or indirectly. The following tables and examples describe the fees and expenses that you may pay if you buy and hold iShares of an Index Fund.

Shareholder Transaction Fees (fees paid directly from your investment). When buying or selling iShares of an Index Fund through a broker, you will incur customary brokerage commissions and charges.*

Annual Index Fund Operating Expenses (expenses that are deducted from the Index Fund's assets). For the Index Funds that have commenced investment operations (except the iShares MSCI South Korea Index Fund, which commenced sales of iShares to the public on May 12, 2000), total annual Index Fund operating expenses are based on actual expenses accrued by those Index Funds for the fiscal year ended August 31, 1999, but have been restated to reflect the changes in the fee arrangements for the management fees and other expenses of these Index Funds that were approved by their shareholders at or following a special meeting held on May 5, 2000.

                                                                      Brazil
iShares MSCI Index Fund                   Australia Austria  Belgium   (Free)**
-----------------------                   --------- -------  -------  --------
Management fees..........................   0.15%    0.00%    0.00%     0.74%
Distribution (Rule 12b-1) fees...........   0.25%    0.25%    0.25%     0.25%
Other expenses...........................   0.44%    0.74%    0.66%     0.53%
                                           ------   ------   ------    ------
Total annual Index Fund operating
 expenses................................   0.84%    0.99%    0.91%     1.52%
Expense Reimbursement by investment
 adviser.................................   0.00%   (0.15%)  (0.07%)   (0.53%)
                                           ------   ------   ------    ------
Net Expenses.............................   0.84%    0.84%    0.84%     0.99%
                                           ======   ======   ======    ======

iShares MSCI Index Fund                    Canada     EMU**  France   Germany
-----------------------                    ------     ---    ------   --------
Management fees..........................   0.00%    0.59%    0.11%     0.17%
Distribution (Rule 12b-1) fees...........   0.25%    0.25%    0.25%     0.25%
Other expenses...........................   0.66%    0.41%    0.48%     0.42%
                                           ------   ------   ------    ------
Total annual Index Fund operating
 expenses................................   0.91%    1.25%    0.84%     0.84%
Expense Reimbursement by investment
 adviser.................................  (0.07%)  (0.41%)   0.00%     0.00%
                                           ------   ------   ------    ------
Net Expenses.............................   0.84%    0.84%    0.84%     0.84%
                                           ======   ======   ======    ======

                                                                      Malaysia
iShares MSCI Index Fund                   Hong Kong  Italy    Japan    (Free)
-----------------------                   ---------  -----    -----   --------
Management fees..........................   0.18%    0.13%    0.22%     0.00%
Distribution (Rule 12b-1) fees...........   0.25%    0.25%    0.25%     0.25%
Other expenses...........................   0.41%    0.46%    0.37%     0.86%
                                           ------   ------   ------    ------
Total annual Index Fund operating
 expenses................................   0.84%    0.84%    0.84%     1.11%
Expense Reimbursement by investment
 adviser.................................   0.00%    0.00%    0.00%    (0.27%)
                                           ------   ------   ------    ------
Net Expenses.............................   0.84%    0.84%    0.84%     0.84%
                                           ======   ======   ======    ======

--------
* Creation Unit Transaction Fees for Institutional Investors. The Company issues and redeems shares of iShares only in "Creation Units", which are large blocks of at least 50,000 to 600,000 shares, depending on the Index Fund. As a practical matter, only institutions are capable of purchasing or redeeming these Creation Units. In connection with the purchase or the redemption of a Creation Unit of an Index Fund, an investor must pay to the Company a purchase or redemption transaction fee, which is intended to offset the issuance/redemption transaction costs incurred by that Index Fund. The basic transaction fees (per Creation Unit purchase or redemption transaction) range from maximums of $1,500 to $8,000, depending on the Index Fund. In addition to the basic transaction fee, Creation Unit purchase or redemption transactions for cash (only if available) require an additional maximum variable charge based on the value of the Creation Unit being purchased or redeemed, depending on the Index Fund. See "Shareholder Information -- Buying and Selling iShares" in this Prospectus for a list of the Creation Unit maximum transaction fees for each Index Fund.
** As of the date of this prospectus, this Index Fund has not started investment operations (except the iShares MSCI South Korea Index Fund, which commenced sales of iShares to the public on May 12, 2000). Therefore, these expenses are based on estimated expenses the Index Fund expects to incur for the current fiscal year. Fees paid to the administrator are included in "other expenses" and are estimated based on assumed average daily net assets of $50 million for each of the iShares MSCI Brazil (Free), EMU, South Africa, South Korea, Taiwan and USA Index Funds.

Fees and Expenses

--------------------------------------------------------------------------------

                                     Mexico               Singapore    South
iShares MSCI Index Fund              (Free)   Netherlands  (Free)     Africa**
-----------------------              ------   ----------- ---------   ------
Management fees....................   0.00%      0.11%      0.20%      0.74%
Distribution (Rule 12b-1) fees.....   0.25%      0.25%      0.25%      0.25%
Other expenses.....................   0.72%      0.48%      0.39%      0.45%
                                     ------     ------     ------     ------
Total annual Index Fund operating
 expenses..........................   0.97%      0.84%      0.84%      1.44%
Expense Reimbursement by investment
 adviser...........................  (0.13%)     0.00%      0.00%     (0.45%)
                                     ------     ------     ------     ------
Net Expenses.......................   0.84%      0.84%      0.84%      0.99%
                                     ======     ======     ======     ======

                                     South
iShares MSCI Index Fund              Korea**     Spain     Sweden   Switzerland
-----------------------              -----       -----     ------   -----------
Management fees....................   0.74%      0.13%      0.04%      0.08%
Distribution (Rule 12b-1) fees.....   0.25%      0.25%      0.25%      0.25%
Other expenses.....................   0.48%      0.46%      0.55%      0.51%
                                     ------     ------     ------     ------
Total annual Index Fund operating
 expenses..........................   1.47%      0.84%      0.84%      0.84%
Expense Reimbursement by investment
 adviser...........................  (0.48%)     0.00%      0.00%      0.00%
                                     ------     ------     ------     ------
Net Expenses.......................   0.99%      0.84%      0.84%      0.84%
                                     ======     ======     ======     ======

                                                United
iShares MSCI Index Fund              Taiwan**   Kingdom      USA**
-----------------------              ------     -------      ---
Management fees....................   0.74%      0.20%      0.59%
Distribution (Rule 12b-1) fees.....   0.25%      0.25%      0.25%
Other expenses.....................   0.54%      0.39%      0.36%
                                     ------     ------     ------
Total annual Index Fund operating
 expenses..........................   1.53%      0.84%      1.20%
Expense Reimbursement by investment
 adviser...........................  (0.54%)     0.00%     (0.36%)
                                     ------     ------     ------
Net Expenses.......................   0.99%      0.84%      0.84%
                                     ======     ======     ======

--------
** As of the date of this prospectus, this Index Fund has not started investment operations (except the iShares MSCI South Korea Index Fund, which commenced sales of iShares to the public on May 12, 2000). Therefore, these expenses are based on estimated expenses the Index Fund expects to incur for the current fiscal year. Fees paid to the administrator are included in "other expenses" and are estimated based on assumed average daily net assets of $50 million for each of the iShares MSCI Brazil (Free), EMU, South Africa, South Korea, Taiwan and USA Index Funds.

--------------------------------------------------------------------------------
                                                                         iShares

Example of Expenses

These examples are intended to help you compare the cost of investing in an Index Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, a 5% total return each year with no changes in operating expenses and redemption at the end of each period. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                          1     3     5    10
                                                         Year Years Years Years
      iShares MSCI Index Fund                            ($)   ($)   ($)   ($)
      -----------------------                            ---- ----- ----- -----
      Australia......................................... 104   286   483  1,052
      Austria........................................... 123   305   502  1,071
      Belgium........................................... 134   316   513  1,081
      Brazil (Free)..................................... 598   806   N/A    N/A
      Canada............................................ 131   313   510  1,078
      EMU............................................... 260   473   N/A    N/A
      France............................................ 100   282   479  1,048
      Germany...........................................  93   275   473  1,042
      Hong Kong......................................... 171   352   549  1,116
      Italy.............................................  90   281   478  1,047
      Japan............................................. 103   285   482  1,051
      Malaysia (Free)................................... 484   663   856  1,414
      Mexico (Free)..................................... 118   299   497  1,065
      Netherlands....................................... 119   301   498  1,066
      Singapore (Free).................................. 147   329   526  1,094
      South Africa...................................... 165   378   N/A    N/A
      South Korea....................................... 499   709   N/A    N/A
      Spain............................................. 110   292   489  1,058
      Sweden............................................ 116   298   495  1,063
      Switzerland....................................... 108   290   487  1,056
      Taiwan............................................ 499   709   N/A    N/A
      United Kingdom.................................... 109   291   488  1,057
      USA...............................................  95   277   N/A    N/A

The above examples are for illustration purposes only and are not a representation of the Index Funds' actual expenses and returns, either past or future (e.g., the above examples include the maximum transaction fees chargeable by an Index Fund).

The iShares MSCI Index Series

--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
                                                                         iShares

The iShares MSCI Index Funds

iShares MSCI Australia Index Fund

CUSIP: 464286103
AMEX Trading Symbol: EWA

Fund Investment Objective

The iShares MSCI Australia Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Australian market, as measured by the MSCI Australia Index (the "Index").

Benchmark Index Information

The Index consists of 52 stocks traded primarily on the Australian Stock Exchange. As of March 31, 2000, the Index's three largest stocks were Telstra Corp., News Corp. and News Corp. PLVO (which comprise 15.43%, 12.28% and 10.96%, respectively, of the Index's market capitalization) and its three largest industries were media, diversified telecommunication services and metals & mining (which comprise 23.23%, 15.43% and 14.01%, respectively, of the Index's market capitalization).

Prior Performance

The chart and table below give you a picture of the Fund's long-term performance. The information shows how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund.

                      Annual Total Returns as of 12/31/99

                  (10.19%)         2.18%         19.24%

                 1997          1998           1999

                   2000 Total Return as of March 31: (7.95%)

              Best Quarter                           Worst Quarter
                                                        (12.94%)
                 13.59%                    (Quarter ended December 31, 1997)
   (Quarter ended December 31, 1998)

           Average Annual Total Returns as of 12/31/99 -- Comparison

                                  Since Inception
                           1 Year    (3/12/96)
                           ------ ---------------
     Australia Index Fund  19.24%      5.57%
     MSCI Australia Index  17.62%      6.06%

 Past performance is not necessarily an indicator of how the Fund will perform in the future.

The iShares MSCI Index Funds

--------------------------------------------------------------------------------
iShares MSCI Austria Index Fund

CUSIP: 464286202
AMEX Trading Symbol: EAO

Fund Investment Objective

The iShares MSCI Austria Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Austrian market, as represented by the MSCI Austria Index (the "Index").

Benchmark Index Information

The Index consists of 18 stocks traded primarily on the Vienna Stock Exchange. As of March 31, 2000, the Index's three largest stocks were Bank Austria, Verbund Oesterreich Elektrik A and OMV Ag (which comprise 28.55%, 16.62% and 10.39%, respectively, of the Index's market capitalization) and its three largest industries were banks, electric utilities and oil & gas (which comprise 28.55%, 16.62% and 10.39%, respectively, of the Index's market capitalization).

Prior Performance

The chart and table below give you a picture of the Fund's long-term performance. The information shows how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund.

                                   [GRAPH]

                      Annual Total Returns as of 12/31/99

                    1.05%         (1.83%)       (10.36%)

                   1997           1998           1999

                   2000 Total Return as of March 31: (9.11%)

              Best Quarter                           Worst Quarter
                                                        (23.45%)
                 12.76%                    (Quarter ended September 30, 1998)
     (Quarter ended March 31, 1998)

           Average Annual Total Returns as of 12/31/99 -- Comparison

                                    Since
                                  Inception
                         1 Year   (3/12/96)
                         -------  ---------
     Austria Index Fund  (10.36%)  (3.74%)
     MSCI Austria Index   (9.11%)  (1.39%)

 Past performance is not necessarily an indicator of how the Fund will perform in the future.

--------------------------------------------------------------------------------
                                                                         iShares
iShares MSCI Belgium Index Fund

CUSIP: 464286301
AMEX Trading Symbol: EWK

Fund Investment Objective

The iShares MSCI Belgium Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Belgian market, as measured by the MSCI Belgium Index (the "Index").

Benchmark Index Information

The Index consists of 14 stocks traded primarily on the Brussels Stock Exchange. As of March 31, 2000, the Index's three largest stocks were Fortis Belgium, Electrabel and KBC Bancassurance (which comprise 26.09%, 20.42% and 15.10%, respectively, of the Index's market capitalization) and its three largest industries were diversified financials, electric utilities and banks (which comprise 33.46%, 20.42% and 15.10%, respectively, of the Index's market capitalization).

Prior Performance

The chart and table below give you a picture of the Fund's long-term performance. The information shows how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund.

                                  [GRAPH]

                      Annual Total Returns as of 12/31/99

                   11.84%         51.69%        (14.05%)

                   1997           1998           1999

                   2000 Total Return as of March 31: (22.08%)

              Best Quarter                           Worst Quarter
                                                        (14.06%)
                 17.78%                      (Quarter ended March 31, 1999)
   (Quarter ended December 31, 1998)

           Average Annual Total Returns as of 12/31/99 -- Comparison

                                    Since
                                  Inception
                          1 Year  (3/12/96)
                         -------- ---------
     Belgium Index Fund  (14.05%)  12.92%
     MSCI Belgium Index  (14.26%)  17.05%

 Past performance is not necessarily an indicator of how the Fund will perform in the future.

The iShares MSCI Index Funds

--------------------------------------------------------------------------------
iShares MSCI Brazil (Free) Index Fund

CUSIP: 464286400
AMEX Trading Symbol: EWZ

Fund Investment Objective

The iShares MSCI Brazil (Free) Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Brazilian market, as measured by the MSCI Brazil (Free) Index (the "Index").

Benchmark Index Information

The Index consists of 46 stocks traded primarily on the Bolsa de Valores de Sao Paulo. As of March 31, 2000, the Index's three largest stocks were Petrobras Pn, Vale Do Rio Doce Pna and Eletrobras On (which comprise 10.88%, 9.41% and 8.45%, respectively, of the Index's market capitalization) and its three largest industries were diversified telecommunication services, metals & mining and electric utilities (which comprise 28.88%, 13.09% and 11.61%, respectively, of the Index's market capitalization).

Fund-Specific Risks

In addition to the principal risk factors referred to elsewhere in this prospectus, you should know that Brazil has in recent history experienced substantial economic instability resulting from, among other things, periods of very high inflation and significant devaluations of the Brazilian currency. Brazil also has suffered from chronic structural public sector deficits. Such challenges have contributed to high price volatility in the Brazilian equity markets.

Prior Performance

As of the date of this prospectus, the Fund has not started investment operations, and therefore no prior performance information is available.

--------------------------------------------------------------------------------
                                                                         iShares
iShares MSCI Canada Index Fund

CUSIP: 464286509
AMEX Trading Symbol: EWC

Fund Investment Objective

The iShares MSCI Canada Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Canadian market, as measured by the MSCI Canada Index (the "Index").

Benchmark Index Information

The Index consists of 72 stocks traded primarily on the Toronto Stock Exchange. As of March 31, 2000, the Index's three largest stocks were Nortel Networks Corp., BCE Inc. and Seagram Co. (which comprise 35.61%, 15.92% and 5.10%, respectively, of the Index's market capitalization) and its three largest industries were communications equipment, electric utilities and media (which comprise 36.75%, 17.31% and 10.36%, respectively, of the Index's market capitalization).

Prior Performance

The chart and table below give you a picture of the Fund's long-term performance. The information shows how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund.

                      Annual Total Returns as of 12/31/99


                   10.91%         (6.47%)        46.13%

                   1997           1998           1999

                    2000 Total Return as of March 31: 9.03%

              Best Quarter                           Worst Quarter
                                                        (24.40%)
                 21.44%                    (Quarter ended September 30, 1998)
   (Quarter ended December 31, 1999)

           Average Annual Total Returns as of 12/31/99 -- Comparison

                                 Since
                          1    Inception
                        Year   (3/12/96)
                        -----  ---------
     Canada Index Fund  46.13%   17.30%
     MSCI Canada Index  53.74%   19.78%

 Past performance is not necessarily an indicator of how the Fund will perform in the future.

The iShares MSCI Index Funds

--------------------------------------------------------------------------------
iShares MSCI EMU Index Fund

CUSIP: 464286608
AMEX Trading Symbol: EZU

Fund Investment Objective

The iShares MSCI EMU Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the European Monetary Union
(EMU) markets, as measured by the MSCI EMU Index (the "Index").

Benchmark Index Information

The Index is comprised of 307 stocks from the following ten countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, the Netherlands, Portugal and Spain. As of March 31, 2000, the Index's three largest stocks were Nokia Corp., Deutsche Telekom and France Telecom (which comprise 6.83%, 6.49% and 4.69%, respectively, of the Index's market capitalization) and its three largest industries were diversified telecommunication services, banks and communications equipment (which comprise 18.85%, 9.70% and 8.41%, respectively, of the Index's market capitalization).

Fund-Specific Risks

In addition to the principal risk factors referred to elsewhere in this prospectus, you should know that EMU was implemented only recently (January 1, 1999) and it is anticipated that additional countries will join the system over time. Also, it is possible that countries may withdraw from EMU or that EMU may be abandoned at some future time. Any change to EMU may adversely affect the investment performance of the Fund. If EMU were to be abandoned the Board of Directors would propose a change in the investment objective of the Series or cause its liquidation.

Prior Performance

As of the date of this prospectus, the Fund has not started investment operations, and therefore no prior performance information is available.


--------------------------------------------------------------------------------
                                                                         iShares
iShares MSCI France Index Fund

CUSIP: 464286707
AMEX Trading Symbol: EWQ

Fund Investment Objective

The iShares MSCI France Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the French market, as measured by the MSCI France Index (the "Index").

Benchmark Index Information

The Index consists of 56 stocks traded primarily on the Paris Stock Exchange. As of March 31, 2000, the Index's three largest stocks were France Telecom, Total Fina Elf, and Vivendi (which comprise 16.42%, 10.35% and 6.33%, respectively, of the Index's market capitalization) and its three largest industries were diversified telecommunication services, oil & gas and multi-utilities (which comprise 16.42%, 10.35% and 9.51%, respectively, of the Index's market capitalization).

Prior Performance

The chart and table below give you a picture of the Fund's long-term performance. The information shows how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund.

                      Annual Total Returns as of 12/31/99

                   11.47%         40.78%         29.97%

                   1997           1998           1999

                    2000 Total Return as of March 31: 1.94%

              Best Quarter                           Worst Quarter
                                                        (16.16%)
                 23.51%                    (Quarter ended September 30, 1998)
     (Quarter ended March 31, 1998)

           Average Annual Total Returns as of 12/31/99 -- Comparison

                                 Since
                          1    Inception
                        Year   (3/12/96)
                        -----  ---------
     France Index Fund  29.97%   26.32%
     MSCI France Index  29.27%   26.31%

 Past performance is not necessarily an indicator of how the Fund will perform in the future.

The iShares MSCI Index Funds

--------------------------------------------------------------------------------
iShares MSCI Germany Index Fund

CUSIP: 464286806
AMEX Trading Symbol: EWG

Fund Investment Objective

The iShares MSCI Germany Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the German market, as measured by the MSCI Germany Index (the "Index").

Benchmark Index Information

The Index consists of 55 stocks traded primarily on the Frankfurt Stock Exchange. As of March 31, 2000, the Index's three largest stocks were Deutsche Telekom, Allianz and Siemens (which comprise 25.43%, 10.44% and 8.90%, respectively, of the Index's market capitalization) and its three largest industries were diversified telecommunication services, insurance and industrial conglomerates (which comprise 25.43%, 16.17% and 9.74%, respectively, of the Index's market capitalization).

Prior Performance

The chart and table below give you a picture of the Fund's long-term performance. The information shows how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund.

                                   [GRAPH]

                      Annual Total Returns as of 12/31/99

                   11.47%         40.78%         29.97%

                   1997           1998           1999

                    2000 Total Return as of March 31: 3.44%

              Best Quarter                           Worst Quarter
                 27.11%                                 (15.76%)
   (Quarter ended December 31, 1999)       (Quarter ended September 30, 1998)

           Average Annual Total Returns as of 12/31/99 -- Comparison

                                  Since
                           1    Inception
                         Year   (3/12/96)
                         -----  ---------
     Germany Index Fund  20.87%   21.26%
     MSCI Germany Index  20.04%   22.15%

 Past performance is not necessarily an indicator of how the Fund will perform in the future.

--------------------------------------------------------------------------------
                                                                         iShares
iShares MSCI Hong Kong Index Fund

CUSIP: 464286871
AMEX Trading Symbol: EWH

Fund Investment Objective

The iShares MSCI Hong Kong Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Hong Kong market, as measured by the MSCI Hong Kong Index (the "Index").

Benchmark Index Information

The Index consists of 33 stocks traded primarily on the Stock Exchange of Hong Kong Limited (SEHK). As of March 31, 2000, the Index's three largest stocks were Hutchison Whampoa, Cheung Kong Holdings and Cable & Wireless HKT (which comprise 29.54%, 14.52% and 13.46%, respectively, of the Index's market capitalization) and its three largest industries were diversified financials, real estate and diversified telecommunication services (which comprise 33.26%, 28.22% and 13.46%, respectively, of the Index's market capitalization).

Fund-Specific Risks

In addition to the principal risk factors referred to elsewhere in this prospectus, you should know that in recent times, Hong Kong's economy has been adversely affected by the Asian economic crisis, contributing to the current recession. Issues and uncertainties linger regarding the integration of Hong Kong's economy with that of China, and the manner in which the Chinese government will honor and interpret the agreement pursuant to which Hong Kong was returned to China by the United Kingdom.

Prior Performance

The chart and table below give you a picture of the Fund's long-term performance. The information shows how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund.

                                   [GRAPH]

                      Annual Total Returns as of 12/31/99

                  (26.74%)        (9.21%)        54.00%

                   1997           1998           1999

                   2000 Total Return as of March 31: (2.01%)

              Best Quarter                           Worst Quarter
                                                        (30.12%)
                 26.95%                    (Quarter ended December 31, 1997)
   (Quarter ended December 31, 1998)

           Average Annual Total Returns as of 12/31/99 -- Comparison

                                    Since
                             1    Inception
                           Year   (3/12/96)
                           -----  ---------
     Hong Kong Index Fund  54.00%    6.29%
     MSCI Hong Kong Index  59.50%   10.89%

 Past performance is not necessarily an indicator of how the Fund will perform in the future.

The iShares MSCI Index Funds

--------------------------------------------------------------------------------
iShares MSCI Italy Index Fund

CUSIP: 464286855
AMEX Trading Symbol: EWI

Fund Investment Objective

The iShares MSCI Italy Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Italian market, as measured by the MSCI Italy Index (the "Index").

Benchmark Index Information

The Index consists of 48 stocks traded primarily on the Milan Stock Exchange. As of March 31, 2000, the Index's three largest stocks were Tim Ord, Telecom Italia Ord and ENI (which comprise 19.30%, 13.12% and 9.55%, respectively, of the Index's market capitalization) and its three largest industries were wireless telecommunication services, diversified telecommunication services and banks (which comprise 21.06%, 18.74% and 16.51%, respectively, of the Index's market capitalization).

Prior Performance

The chart and table below give you a picture of the Fund's long-term performance. The information shows how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund.

                                  [GRAPH]

                      Annual Total Returns as of 12/31/99

                   35.77%         50.24%          0.53%

                   1997           1998           1999

                   2000 Total Return as of March 31: (0.92%)

              Best Quarter                           Worst Quarter
                                                        (10.61%)
                 34.44%                    (Quarter ended September 30, 1998)
     (Quarter ended March 31, 1998)

           Average Annual Total Returns as of 12/31/99 -- Comparison

                                 Since
                               Inception
                       1 Year  (3/12/96)
                       ------  ---------
     Italy Index Fund   0.53%    24.67%
     MSCI Italy Index  (0.26%)   24.65%

 Past performance is not necessarily an indicator of how the Fund will perform in the future.

--------------------------------------------------------------------------------
                                                                         iShares
iShares MSCI Japan Index Fund

CUSIP: 464286848
AMEX Trading Symbol: EWJ

Fund Investment Objective

The iShares MSCI Japan Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Japanese market, as measured by the MSCI Japan Index (the "Index").

Benchmark Index Information

The Index consists of 296 stocks traded primarily on the Tokyo Stock Exchange. As of March 31, 2000, the Index's three largest stocks were NTT Corp., Toyota Motor Corp. and Sony Corp. (which comprise 7.16%, 6.97% and 4.44%, respectively, of the Index's market capitalization) and its three largest industries were banks, automobiles and household durables (which comprise 9.37%, 8.97% and 8.79%, respectively, of the Index's market capitalization).

Fund-Specific Risks

In addition to the principal risk factors referred to elsewhere in this prospectus, you should know that the Japanese economy faces several concerns, including: a financial system with large levels of nonperforming loans; over-leveraged corporate balance sheets; a labor market undergoing fundamental structural changes, as traditional lifetime employment clashes with the need for increased labor mobility; and a changing corporate governance structure. Japan's economy is heavily dependent on international trade and has been adversely affected by trade tariffs and other protectionist measures.

Prior Performance

The chart and table below give you a picture of the Fund's long-term performance. The information shows how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund.

                      Annual Total Returns as of 12/31/99

                  (23.63%)         3.53%         57.89%

                   1997           1998           1999

                    2000 Total Return as of March 31: 0.68%

              Best Quarter                           Worst Quarter
                                                        (19.80%)
                 26.25%                    (Quarter ended December 31, 1997)
   (Quarter ended December 31, 1998)

           Average Annual Total Returns as of 12/31/99 -- Comparison

                                Since
                         1    Inception
                       Year   (3/12/96)
                       -----  ---------
     Japan Index Fund  57.89%   2.67%
     MSCI Japan Index  61.53%   3.80%

 Past performance is not necessarily an indicator of how the Fund will perform in the future.

The iShares MSCI Index Funds

--------------------------------------------------------------------------------
iShares MSCI Malaysia (Free) Index Fund

CUSIP: 464286830
AMEX Trading Symbol: EWM

Fund Investment Objective

The iShares MSCI Malaysia (Free) Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Malaysian market, as measured by the MSCI Malaysia (Free) Index (the "Index").

Benchmark Index Information

The Index consists of 74 stocks traded primarily on the Kuala Lumpur Stock Exchange. As of March 31, 2000, the Index's three largest stocks were Telekom Malaysia, Tenaga Nasional and Malayan Banking (which comprise 13.04%, 11.04% and 10.65%, respectively, of the Index's market capitalization) and its three largest industries were banks, electric utilities and diversified telecommunication services (which comprise 20.47%, 15.12% and 14.30%, respectively, of the Index's market capitalization).

Fund-Specific Risks

In addition to the principal risk factors referred to elsewhere in this prospectus, you should know that Malaysian currency volatility and general economic deterioration led to the imposition of stringent capital controls in September 1998, including a one-year prohibition on repatriation of capital and an indefinite prohibition on free transfers of securities. The prohibition on repatriation of capital was removed in February 1999 when a two-tier system of graduated exit levies and levies on profits was introduced. This system was further modified in September 1999. The Company suspended creations of the Fund when the capital controls were implemented, and advised investors that it would, to the extent possible under the applicable Malaysian regulations, deliver Malaysian ringgits in satisfaction of redemption requests received. The disruption of the creation/redemption mechanism for the Fund adversely affected the trading market for iShares of the Fund, resulting in their trading at prices that differed materially from their net asset value on many days. On May 12, 2000, the Company announced that Creation Units of the Fund would be redeemed for cash in U.S. dollars. In connection with the decision to redeem Creation Units of the Fund for U.S. dollars, the Company combined its accounts in Malaysia effective May 12, 2000, and Malaysian securities acquired by the Fund before September 1, 1998 acquired a basis for purposes of the Malaysian profits levy equal to their fair market value at the time of the combination. Previously, the proceeds of such securities could be repatriated without payment of the profits levy. Under the current Malaysian capital controls, the Fund will pay a profits levy at a rate of 10% (with any profits computed based on the cost basis for purposes of the Malaysian capital controls) when it sells Malaysian securities and repatriates the proceeds (e.g., in connection with redemptions). Since the levy is not a foreign income tax it will not be "passed through" to shareholders of the Fund for possible use as a foreign tax credit.

The Malaysian capital controls have been changed in significant ways since they were first adopted without warning on September 1, 1998. There can be no assurance that the Malaysian capital controls will not be changed in the future in ways that adversely affect the Fund and its shareholders. Since the capital controls were imposed, the iShares of the Fund have often traded at discounts or premiums to their net asset value. There can be no assurance that the Company's decision to permit redemptions of Creation Units of Fund's iShares for U.S. dollars will result in the Fund's iShares trading close to their net asset values.

--------------------------------------------------------------------------------
                                                                         iShares

Prior Performance

The chart and table below give you a picture of the Fund's long-term performance. The information shows how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund.

                      Annual Total Returns as of 12/31/99

                  (66.93%)       (29.31%)        92.98%

                   1997           1998           1999

                    2000 Total Return as of March 31: 21.95%

              Best Quarter                           Worst Quarter
                                                        (46.01%)
                122.01%                      (Quarter ended June 30, 1998)
     (Quarter ended June 30, 1999)

           Average Annual Total Returns as of 12/31/99 -- Comparison

                                           Since
                                         Inception
                                 1 Year  (3/12/96)
                                 ------  ---------
     Malaysia (Free) Index Fund   92.98%  (16.18%)
     MSCI Malaysia (Free) Index  114.61%  (14.70%)

 Past performance is not necessarily an indicator of how the Fund will perform in the future.

The iShares MSCI Index Funds

--------------------------------------------------------------------------------
iShares MSCI Mexico (Free) Index Fund

CUSIP: 464286822
AMEX Trading Symbol: EWW

Fund Investment Objective

The iShares MSCI Mexico (Free) Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Mexican market, as measured by the MSCI Mexico (Free) Index (the "Index").

Benchmark Index Information

The Index consists of 34 stocks traded primarily on the Mexican Stock Exchange. As of March 31, 2000, the Index's three largest stocks were Telefonos Mexico L, Telefonos Mexico A and Grupo Televisa CPO (which comprise 25.88%, 12.23% and 8.01%, respectively, of the Index's market capitalization) and its three largest industries were diversified telecommunication services, beverages and multiline retail (which comprise 38.11%, 9.64% and 9.42%, respectively, of the Index's market capitalization).

Fund-Specific Risks

In addition to the principal risk factors referred to elsewhere in this prospectus, you should know that the Mexican economy is heavily dependent on the health of the US economy, as the United States purchases most of Mexico's exports. Mexico also has suffered from severe currency devaluations in the past, and has been destabilized by local insurrections in certain regions, particularly the State of Chiapas.

Prior Performance

The chart and table below give you a picture of the Fund's long-term performance. The information shows how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund.

                      Annual Total Returns as of 12/31/99

                   48.53%        (35.00%)        76.12%

                   1997           1998           1999

                    2000 Total Return as of March 31: 2.11%

              Best Quarter                           Worst Quarter
                                                        (24.30%)
                 35.92%                    (Quarter ended September 30, 1998)
   (Quarter ended December 31, 1999)

           Average Annual Total Returns as of 12/31/99 -- Comparison

                                        Since
                                 1    Inception
                               Year   (3/12/96)
                               -----  ---------
     Mexico (Free) Index Fund  76.12%   19.40%
     MSCI Mexico (Free) Index  80.07%   22.57%

 Past performance is not necessarily an indicator of how the Fund will perform in the future.

--------------------------------------------------------------------------------
                                                                         iShares
iShares MSCI Netherlands Index Fund

CUSIP: 464286814
AMEX Trading Symbol: EWN

Fund Investment Objective

The iShares MSCI Netherlands Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Dutch market, as measured by the MSCI Netherlands Index (the "Index").

Benchmark Index Information

The Index consists of 26 stocks traded primarily on the Amsterdam Stock Exchange. As of March 31, 2000, the Index's three largest stocks were Royal Dutch Petroleum Co., Philips Electronics (Kon.) and KPN (Kon.) (which comprise 24.51%, 11.16% and 10.68%, respectively, of the Index's market capitalization) and its three largest industries were oil & gas, household durables and diversified telecommunication services (which comprise 24.51%, 11.16% and 10.68%, respectively, of the Index's market capitalization).

Prior Performance

The chart and table below give you a picture of the Fund's long-term performance. The information shows how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund.

                                  [GRAPH]

                      Annual Total Returns as of 12/31/99

                   20.11%         24.09%          4.54%

                   1997           1998           1999

                   2000 Total Return as of March 31: (4.83%)

              Best Quarter                           Worst Quarter
                                                        (15.33%)
                 17.76%                    (Quarter ended September 30, 1998)
   (Quarter ended December 31, 1998)

           Average Annual Total Returns as of 12/31/99 -- Comparison

                                      Since
                                    Inception
                             1 Year (3/12/96)
                             ------ ---------
     Netherlands Index Fund   4.54%   19.13%
     MSCI Netherlands Index   6.88%   20.66%

 Past performance is not necessarily an indicator of how the Fund will perform in the future.

The iShares MSCI Index Funds

--------------------------------------------------------------------------------
iShares MSCI Singapore (Free) Index Fund

CUSIP: 464286673
AMEX Trading Symbol: EWS

Fund Investment Objective

The iShares MSCI Singapore (Free) Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Singaporean market, as measured by the MSCI Singapore (Free) Index (the "Index").

Benchmark Index Information

The Index consists of 28 stocks traded primarily on the Singapore Stock Exchange. As of March 31, 2000, the Index's three largest stocks were DBS Group Holdings, Singapore Airlines and Singapore Telecom (which comprise 21.34%, 13.78% and 10.38%, respectively, of the Index's market capitalization) and its three largest industries were banks, airlines and diversified telecommunication services (which comprise 38.30%, 13.78% and 10.38%, respectively, of the Index's market capitalization).

Fund-Specific Risks

In addition to the principal risk factors referred to elsewhere in this prospectus, you should know that as a small open economy, Singapore is particularly vulnerable to external economic influences, including in recent times the Asian economic crisis. While Singapore has been a leading manufacturer of electronics goods, the extent to which other countries can successfully compete with Singapore in this and related industries, and adverse Asian economic influences generally, may adversely impact Singapore's economy.

Prior Performance

The chart and table below give you a picture of the Fund's long-term performance. The information shows how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund.

                                   [GRAPH]

                      Annual Total Returns as of 12/31/99

                  (43.87%)        (5.44%)        55.35%

                   1997           1998           1999

                   2000 Total Return as of March 31: (18.90%)

              Best Quarter                           Worst Quarter
                                                        (36.28%)
                 55.99%                      (Quarter ended June 30, 1998)
   (Quarter ended December 31, 1998)

           Average Annual Total Returns as of 12/31/99 -- Comparison

                                    1    Since Inception
                                  Year      (3/12/96)
                                  -----  ---------------
     Singapore (Free) Index Fund  55.35%     (5.65%)
     MSCI Singapore (Free) Index  60.17%     (3.27%)

 Past performance is not necessarily an indicator of how the Fund will perform in the future.

--------------------------------------------------------------------------------
                                                                         iShares
iShares MSCI South Africa Index Fund

CUSIP: 464286780
AMEX Trading Symbol: EWR

Fund Investment Objective

The iShares MSCI South Africa Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the South African market, as measured by the MSCI South Africa Index (the "Index").

Benchmark Index Information

The Index consists of 46 stocks traded primarily on the Johannesburg Stock Exchange. As of March 31, 2000, the Index's three largest stocks were De Beers Consolidated Mines, Dimension Data Holdings and Firstrand (which comprise 8.31%, 7.73% and 6.06%, respectively, of the Index's market capitalization) and its three largest industries were metals & mining, diversified financials and banks (which comprise 22.45%, 14.19% and 12.66%, respectively, of the Index's market capitalization).

Fund-Specific Risks

In addition to the principal risk factors referred to elsewhere in this prospectus, you should know that South Africa has in the past experienced internal racial and political turmoil in connection with the recently-abolished system of apartheid. While South Africa's international isolation ended with the enfranchisement of the black majority, the country continues to face significant social and economic challenges, including managing the expectations of its people in the post-apartheid era.

Prior Performance

As of the date of this prospectus, the Fund has not started investment operations, and therefore no prior performance information is available.

The iShares MSCI Index Funds

--------------------------------------------------------------------------------
iShares MSCI South Korea Index Fund

CUSIP: 464286772
AMEX Trading Symbol: EWY

Fund Investment Objective

The iShares MSCI South Korea Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the South Korean market, as measured by the MSCI Korea Index (the "Index").

Benchmark Index Information

The Index consists of 91 stocks traded primarily on the South Korean Stock Exchange. As of March 31, 2000, the Index's three largest stocks were Samsung Electronics Co., Kepco Korea Electric Power and SK Telecom Co. (which comprise 35.41%, 12.26% and 9.13%, respectively, of the Index's market capitalization) and its three largest industries were semiconductor equipment & products, electric utilities and wireless telecommunication services (which comprise 36.07%, 12.26% and 9.13%, respectively, of the Index's market capitalization).

Fund-Specific Risks

In addition to the principal risk factors referred to elsewhere in this prospectus, you should know that while South Korea's relations with communist North Korea have improved somewhat in recent times, each has substantial military capabilities, and there is a risk of war between North and South Korea at any time. Any outbreak of hostilities between the two countries could have a severe adverse effect on the South Korean economy.

Prior Performance

The Fund was first offered for sale to the public on May 12, 2000, and therefore no prior performance information is available.

--------------------------------------------------------------------------------
                                                                         iShares
iShares MSCI Spain Index Fund

CUSIP: 464286764
AMEX Trading Symbol: EWP

Fund Investment Objective

The iShares MSCI Spain Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Spanish market, as measured by the MSCI Spain Index (the "Index").

Benchmark Index Information

The Index consists of 35 stocks traded primarily on the Madrid Stock Exchange. As of March 31, 2000, the Index's three largest stocks were Telefonica, BSCH BCO Santander Central and BBVA (BCC Bilbao Vizcaya) (which comprise 29.54%, 15.40% and 15.26%, respectively, of the Index's market capitalization) and its three largest industries were banks, diversified telecommunication services and electric utilities (electrical & gas) (which comprise 30.66%, 29.54% and 15.16%, respectively, of the Index's market capitalization).

Prior Performance

The chart and table below give you a picture of the Fund's long-term performance. The information shows how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund.

                      Annual Total Returns as of 12/31/99

                   23.90%         51.30%         (2.12%)

                   1997           1998           1999

                    2000 Total Return as of March 31: 1.67%

              Best Quarter                           Worst Quarter
                                                        (16.56%)
                 38.58%                    (Quarter ended September 30, 1998)
     (Quarter ended March 31, 1998)

           Average Annual Total Returns as of 12/31/99 -- Comparison

                                Since Inception
                       1 Year      (3/12/96)
                       ------   ---------------
     Spain Index Fund  (2.12%)       27.07%
     MSCI Spain Index   4.83%        29.99%

 Past performance is not necessarily an indicator of how the Fund will perform in the future.

The iShares MSCI Index Funds

--------------------------------------------------------------------------------
iShares MSCI Sweden Index Fund

CUSIP: 464286756
AMEX Trading Symbol: EWD

Fund Investment Objective

The iShares MSCI Sweden Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Swedish market, as measured by the MSCI Sweden Index (the "Index").

Benchmark Index Information

The Index consists of 34 stocks traded primarily on the Stockholm Stock Exchange. As of March 31, 2000, the Index's three largest stocks were Ericsson
(Lm) B, Skandia Forsakring and Hennes & Mauritz B (which comprise 53.60%, 7.57% and 7.19%, respectively, of the Index's market capitalization) and its three largest industries were communications equipment, machinery and banks (which comprise 53.60%, 8.12% and 7.36%, respectively, of the Index's market capitalization).

Prior Performance

The chart and table below give you a picture of the Fund's long-term performance. The information shows how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund.

                                   [GRAPH]

                      Annual Total Returns as of 12/31/99

                   11.00%         11.06%         63.93%

                   1997           1998           1999

                    2000 Total Return as of March 31: 15.49%

              Best Quarter                           Worst Quarter
                                                        (24.05%)
                 36.63%                    (Quarter ended September 30, 1998)
   (Quarter ended December 31, 1999)

           Average Annual Total Returns as of 12/31/99 -- Comparison

                               Since Inception
                        1 Year    (3/12/96)
                        ------ ---------------
     Sweden Index Fund  63.93%     29.47%
     MSCI Sweden Index  79.74%     33.78%

 Past performance is not necessarily an indicator of how the Fund will perform in the future.

--------------------------------------------------------------------------------
                                                                         iShares
iShares MSCI Switzerland Index Fund

CUSIP: 464286749
AMEX Trading Symbol: EWL

Fund Investment Objective

The iShares MSCI Switzerland Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Swiss market, as measured by the MSCI Switzerland Index (the "Index").

Benchmark Index Information

The Index consists of 31 stocks traded primarily on the Zurich Stock Exchange. As of March 31, 2000, the Index's three largest stocks were Novartis, Roche Holding Genuss and Nestle (which comprise 18.21%, 14.09% and 13.04%, respectively, of the Index's market capitalization) and its three largest industries were pharmaceuticals, banks and food products (which comprise 35.94%, 20.48% and 13.04%, respectively, of the Index's market capitalization).

Prior Performance

The chart and table below give you a picture of the Fund's long-term performance. The information shows how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund.

                                   [GRAPH]

                      Annual Total Returns as of 12/31/99

                   35.23%         18.27%        (3.25%)

                   1997           1998           1999

                   2000 Total Return as of March 31: (5.16%)

              Best Quarter                           Worst Quarter
                                                        (22.09%)
                 24.63%                    (Quarter ended September 30, 1998)
   (Quarter ended December 31, 1998)

           Average Annual Total Returns as of 12/31/99 -- Comparison

                                     Since Inception
                             1 Year     (3/12/96)
                             ------  ---------------
     Switzerland Index Fund  (3.25%)      12.00%
     MSCI Switzerland Index  (7.02%)      13.95%

 Past performance is not necessarily an indicator of how the Fund will perform in the future.

The iShares MSCI Index Funds

--------------------------------------------------------------------------------
iShares MSCI Taiwan Index Fund

CUSIP: 464286731
AMEX Trading Symbol: EWT

Fund Investment Objective

The iShares MSCI Taiwan Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the Taiwanese market, as measured by the MSCI Taiwan Index (the "Index").

Benchmark Index Information

The Index consists of 76 stocks traded primarily on the Taiwan Stock Exchange. As of March 31, 2000, the Index's three largest stocks were Taiwan Semiconductor Mfg, United Microelectronics and Asustek Computer (which comprise 17.67%, 11.98% and 4.91%, respectively, of the Index's market capitalization) and its three largest industries were semiconductor equipment & products, computers & peripherals and chemicals (which comprise 37.65%, 14.54% and 8.89%, respectively, of the Index's market capitalization).

Fund-Specific Risks

In addition to the principal risk factors referred to elsewhere in this prospectus, you should know that owing to Taiwan's size and geographic proximity to the People's Republic of China, and its history of political contention with China (which regards Taiwan as a renegade province), developments in Taiwan's ongoing relations with China, including the ongoing risk of invasion by or war with China and other factors, may materially impact the Taiwanese economy. The recent election of a new government in Taiwan has resulted in increased tensions with China, which is concerned that the new government is in favor of independence for Taiwan.

Prior Performance

As of the date of this prospectus, the Fund has not started investment operations, and therefore no prior performance information is available.

--------------------------------------------------------------------------------
                                                                         iShares
iShares MSCI United Kingdom Index Fund

CUSIP: 464286699
AMEX Trading Symbol: EWU

Fund Investment Objective

The iShares MSCI United Kingdom Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the British market, as measured by the MSCI United Kingdom Index (the "Index").

Benchmark Index Information

The Index consists of 122 stocks traded primarily on the London Stock Exchange. As of March 31, 2000, the Index's three largest stocks were Vodafone Airtouch, BP Amoco and British Telecom (which comprise 16.70%, 8.82% and 6.00%, respectively, of the Index's market capitalization) and its three largest industries were wireless telecommunication services, banks and pharmaceuticals (which comprise 16.70%, 13.74% and 12.35%, respectively, of the Index's market capitalization).

Prior Performance

The chart and table below give you a picture of the Fund's long-term performance. The information shows how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund.

                      Annual Total Returns as of 12/31/99

                   20.85%         18.42%         12.14%

                   1997           1998           1999

                   2000 Total Return as of March 31: (5.65%)

              Best Quarter                           Worst Quarter
                                                        (10.56%)
                 18.43%                    (Quarter ended September 30, 1998)
     (Quarter ended March 31, 1998)

           Average Annual Total Returns as of 12/31/99 -- Comparison

                                  1    Since Inception
                                Year      (3/12/96)
                                -----  ---------------
     United Kingdom Index Fund  12.14%      20.87%
     MSCI United Kingdom Index  12.45%      21.64%

 Past performance is not necessarily an indicator of how the Fund will perform in the future.

The iShares MSCI Index Funds

--------------------------------------------------------------------------------
iShares MSCI USA Index Fund

CUSIP: 464286681
AMEX Trading Symbol: EZA

Fund Investment Objective

The iShares MSCI USA Index Fund (the "Fund") seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the U.S. market, as measured by the MSCI USA Index (the "Index").

Benchmark Index Information

The Index consists of 323 stocks traded primarily on the New York Stock Exchange. As of March 31, 2000, the Index's three largest stocks were Microsoft Corp., Cisco Systems and General Electric Co. (which comprise 5.31%, 5.00% and 4.93%, respectively, of the Index's market capitalization) and its three largest industries were communications equipment, software and pharmaceuticals (which comprise 8.91%, 8.27% and 6.70%, respectively, of the Index's market capitalization).

Prior Performance

As of the date of this prospectus, the Fund has not started investment operations, and therefore no prior performance information is available.

--------------------------------------------------------------------------------
                                                                         iShares

Investment Policies and Strategies

Indexing Investment Approach. Index Funds are not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based on economic, financial and market analysis and investment judgment. Instead, each Index Fund, using a "passive" or indexing investment approach, attempts to approximate the investment performance of its benchmark MSCI Index by investing in a portfolio of stocks selected by using quantitative analytical procedures. Stocks are selected for inclusion in an Index Fund in order to have investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures that, taken together, are similar to those of the benchmark MSCI Index taken in its entirety.

Portfolio Sampling. Generally, an Index Fund does not hold all of the issues that comprise its benchmark MSCI Index, due in part to the costs involved and, in certain instances, the potential illiquidity of certain securities. Instead, an Index Fund will attempt to hold a representative sample of the securities in its benchmark MSCI Index, which will be selected by the investment adviser using quantitative analytical models in a technique known as "portfolio sampling". Under this technique, each stock is considered for inclusion in an Index Fund based on its contribution to certain capitalization, industry and fundamental investment characteristics. The investment adviser seeks to construct the portfolio of an Index Fund so that, in the aggregate, its capitalization, industry and fundamental investment characteristics perform like those of its benchmark MSCI Index. Over time, the portfolio composition of an Index Fund may be altered (or "rebalanced") to reflect changes in the characteristics of its benchmark MSCI Index or to bring the performance and characteristics of an Index Fund more in line with that of its benchmark MSCI Index. Rebalancing may also be required for tax purposes. These rebalancings will require an Index Fund to incur transaction costs and other expenses.

An Index Fund reserves the right to invest in all of the securities in its benchmark MSCI Index, and an Index Fund with a benchmark index comprised of relatively few stocks may do so on a regular basis. In addition, the iShares MSCI Australia, Austria, Belgium, Brazil (Free), Hong Kong, Italy, South Korea, Mexico (Free), Netherlands, Singapore (Free), South Africa, Spain, Sweden, Switzerland and Taiwan Index Funds may hold stocks that are not in their benchmark MSCI Index if the investment adviser determines this to be appropriate in light of the Index Fund's investment objective and relevant investment constraints.

Investment Assets. Each Index Fund has a policy to remain as fully invested as practicable in a pool of equity securities. Each Index Fund will normally invest at least 95% of its total assets in stocks that are represented in its benchmark MSCI Index except, in limited circumstances, to help meet shareholder redemptions of Creation Units. To comply with the US Internal Revenue Code, and manage corporate actions and index changes in the smaller markets, each of the iShares MSCI Australia, Austria, Belgium, Brazil (Free), Hong Kong, Italy, South Korea, Mexico (Free), Netherlands, Singapore (Free), South Africa, Spain, Sweden, Switzerland and Taiwan Index Funds will at all times invest at least 80% of its total assets in such stocks and at least half of the remaining 20% of its total assets in such stocks or in stocks included in the relevant market, but not in its benchmark MSCI Index.

Each Index Fund may invest its remaining assets in money market instruments or funds that invest exclusively in money market instruments (subject to applicable limitations under the Investment Company Act of 1940), in repurchase agreements, in stocks that are in the relevant market but not its benchmark MSCI Index (as indicated above), and/or in combinations of stock index futures contracts, options on futures contracts, stock index options, stock index swaps, cash, local currency and forward currency exchange contracts that are intended to provide an Index Fund with exposure to a stock. The investment adviser may attempt to reduce tracking error by using futures contracts whose behavior is expected to represent the market performance of the Index Fund's underlying securities, although there can be no assurance that these futures will correlate with the performance of its benchmark MSCI Index. An Index Fund will not use these instruments to leverage, or borrow against, their

Investment Policies and Strategies

--------------------------------------------------------------------------------
securities holdings or for speculative purposes. In some cases the use of these special investment techniques can adversely affect the performance of an Index Fund.

Lending of Securities. Each Index Fund may lend its portfolio securities. In connection with these loans, the Company receives liquid collateral equal to at least 100% of the value of the portfolio securities being lent. This collateral is marked to market on a frequent basis. Notwithstanding such collateral, the Index Fund would lose value to the extent that a borrower defaults on its obligation to return borrowed portfolio securities and the value of the collateral is less than the value of the borrowed securities.

Industry Concentration. With respect to the two most heavily weighted industries or groups of industries in its benchmark MSCI Index, an Index Fund will invest in securities (consistent with its investment objective and other investment policies) so that the weighting of each such industry or group of industries in the Index Fund does not diverge by more than 10% from the respective weighting of such industry or group of industries in its benchmark MSCI Index. An exception to this policy is that if investment in the stock of a single issuer would account for more than 25% of the Index Fund, the Index Fund will invest less than 25% of its net assets in such stock and will reallocate the excess to stock(s) in the same industry or group of industries, and/or to stock(s) in another industry or group of industries, in its benchmark MSCI Index. Each Index Fund will evaluate these industry weightings at least weekly, and at the time of evaluation will adjust its portfolio composition to the extent necessary to maintain compliance with the above policy. An Index Fund may not concentrate its investments except as discussed above. This policy is a fundamental investment policy and may not be changed without the approval of a majority of an Index Fund's shareholders.

As of March 31, 2000, as a result of this policy with respect to industry concentration, the following Index Funds were concentrated (that is, invested 25% or more of the value of their assets) in the specified industries:

        Index Fund        Industry or Industries
        ----------        ----------------------
        Austria           Banks
        Canada            Communications Equipment
        Hong Kong         Diversified Financials
        Italy             Diversified Telecommunication Services
        Singapore (Free)  Banks
        Switzerland       Pharmaceuticals

Borrowing Money. An Index Fund may borrow money from a bank up to a limit of 33% of the market value of its assets, but only for temporary or emergency purposes. To the extent that an Index Fund borrows money, it may be leveraged; at such times, the Index Fund's value may appreciate or depreciate more rapidly than its benchmark MSCI Index. An Index Fund will not make cash purchases of securities when the amount of money borrowed exceeds 5% of the market value of its total assets.

Fundamental Policies. The concentration policy of each Index Fund is a fundamental policy that may be changed only with shareholder approval. Each of the other investment policies is a non-fundamental policy that may be changed by the Board of Directors without shareholder approval. Shareholders will be notified before any material change in these policies is implemented.

Tracking Error. Due to the use of the portfolio sampling technique described above and other factors discussed in this Prospectus, an Index Fund is not expected to track its benchmark MSCI Index with the same degree of accuracy as would an investment vehicle that invested in every component security of its benchmark index. The investment adviser expects that, over time, an Index Fund's "expected tracking error" relative to the performance of its benchmark index will be less than 5% and its tracking error will generally be greater if its benchmark index has fewer rather than greater numbers of component stocks. An expected tracking error of 5% means that there is a 68% probability that the net asset value of an Index Fund will be within plus or minus 5% of its benchmark MSCI Index level after

--------------------------------------------------------------------------------
                                                                         iShares
one year, without rebalancing the portfolio composition. Thus, actual tracking error in a period may exceed 5%, perhaps significantly, even though the expected tracking error is less than 5%. In addition, it is possible that future developments (e.g., the domination of an Index Fund's benchmark index by a small number of stocks) may result in an Index Fund having an unexpected tracking error of greater than 5%. For the fiscal year ended August 31, 1999, the following Index Funds had a tracking error greater than 5%: Malaysia (Free) (-18.87%); Mexico (Free) (-8.37%); and Singapore (Free) (10.47%). A tracking error of 0% would indicate perfect tracking, which would be achieved when the net asset value of an Index Fund increases or decreases in exact proportion to changes in its benchmark MSCI Index.

The following factors may adversely affect the tracking of an Index Fund to that of its benchmark MSCI Index:

 . the Index Funds must pay various expenses, while the benchmark MSCI Index does not reflect any expenses;

 . since the investment portfolios of the Index Funds do not generally replicate the underlying MSCI Indices, their investment performance is likely to differ from that of the MSCI Indices;

 . the portfolio sampling technique used to manage the Index Funds is based on historical price relationships and changes to those relationships can adversely affect tracking. In some situations, the requirements of the US Internal Revenue Code can adversely affect tracking by preventing an Index Fund from holding optimal positions in particular securities;

 . an Index Fund must comply with regulatory constraints that do not affect the calculation of its corresponding MSCI Index;

 . the existence of uninvested assets in the portfolios (including cash and deferred organizational expenses);

 . the fact that each MSCI Index "smooths" dividend payments evenly over a year while each Index Fund records dividends on the ex-dividend date; and

 . the fact that an Index Fund may be subject to a different foreign withholding tax rate than that assumed by its benchmark MSCI Index.

Although the investment adviser regularly monitors the tracking error of each Index Fund, there can be no assurance that any Index Fund will achieve any particular level of tracking error relative to the performance of its benchmark MSCI Index. Semi-annual and annual reports of the Company disclose tracking error for each Index Fund over the previous six-month period, and in the event that tracking error exceeds 5%, the Board of Directors will consider whether it would be appropriate to take action.

Additional Information About Principal Risk Factors

An investment in iShares of an Index Fund involves risks similar to those of investing in a broad-based portfolio of equity securities traded on exchanges in the relevant foreign securities market, including market fluctuations caused by factors such as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in iShares MSCI Index Funds other than the iShares MSCI USA Index Fund generally involves certain risks and considerations not typically associated with investing in a fund that invests in the securities of US issuers. The principal risk factors, which could decrease the value of your investment, are listed and described below:

 . less liquid and less efficient securities markets;

 . greater price volatility;

 . exchange rate fluctuations and exchange controls;

Additional Information About Principal Risk Factors

--------------------------------------------------------------------------------

 . less publicly available information about issuers;

 . the imposition of withholding or other taxes;

 . the imposition of restrictions on the expatriation of funds or other assets of an Index Fund;

 . higher transaction and custody costs and delays and risks of loss attendant in settlement procedures;

 . difficulties in enforcing contractual obligations;

 . lesser levels of regulation of the securities markets;

 . different accounting, disclosure and reporting requirements;

 . more substantial government involvement in the economy;

 . higher rates of inflation;

 . greater social, economic, and political uncertainty and the risk of nationalization or expropriation of assets and risk of war.

Index Funds that issue and/or redeem Creation Units for cash (the Brazil
(Free), Malaysia (Free), South Korea and Taiwan Index Funds) may have greater tracking error than other Index Funds since they are at risk that the prices they pay or receive for portfolio securities will be different than the prices in effect when they determine the value of the Creation Units being issued or redeemed.

Volatility of Foreign Equity Markets. The US dollar performance of foreign equity markets, particularly emerging markets, has generally been substantially more volatile than that of US markets. Greater volatility connotes greater uncertainty as to a portfolio's liquidation value at a future point in time. The volatility information below is a measurement of the standard deviation of five years of monthly total returns of the MSCI Index. The percentages reflect the historical average annual volatility for each MSCI Index, based on monthly total returns of the MSCI Indices from November 30, 1994 to November 30, 1999.

      MSCI Australia..........   16.8%             MSCI Mexico (Free)......   40.4%
      MSCI Austria............   18.9%             MSCI Netherlands........   15.4%
      MSCI Belgium............   13.4%             MSCI Singapore (Free)...   35.0%
      MSCI Brazil (Free)......   41.4%             MSCI South Africa.......   29.5%
      MSCI Canada.............   18.1%             MSCI South Korea........   57.6%
      MSCI France.............   16.2%             MSCI Spain..............   21.3%
      MSCI Germany............   16.4%             MSCI Sweden.............   20.0%
      MSCI Hong Kong..........   34.0%             MSCI Switzerland........   17.5%
      MSCI Italy..............   23.2%             MSCI Taiwan.............   33.8%
      MSCI Japan..............   21.7%             MSCI United Kingdom.....   10.9%
      MSCI Malaysia (Free)....   47.7%             MSCI USA................   13.9%

The larger the percentage stated for an MSCI Index, the greater the historical average annual volatility of that MSCI Index. Among the listed MSCI Indices, MSCI United Kingdom reflects the lowest historical volatility, and MSCI South Korea reflects the highest historical volatility. Short-term volatility in these markets can be significantly greater than average annual volatility.

Foreign Currency Fluctuations. Because each Index Fund's assets are generally invested in non-US securities (except for the iShares MSCI USA Index Fund), and because a substantial portion of the revenue and income of each Index Fund (except for the iShares MSCI USA Index Fund) is received in a foreign currency, the dollar value of an Index Fund's net assets is reduced by declines in the value of the relevant foreign currency relative to the dollar and are positively affected by increases in the value of that currency relative to the dollar. Also, government or monetary authorities may impose or alter exchange controls in a way that would adversely affect exchange rates.

--------------------------------------------------------------------------------
                                                                         iShares

Any currency fluctuations will affect the net asset value of an Index Fund regardless of the performance of its underlying portfolio. Other than to facilitate settlements in local markets or to protect against currency exposure in connection with its distributions to shareholders or borrowings, no Index Fund expects to engage in currency transactions for the purpose of hedging against a decline in value of any foreign currencies.

Concentration and Lack of Diversification of Certain Index Funds. Each Index Fund (except for the iShares MSCI Canada, EMU, Japan, United Kingdom and USA Index Funds) is classified as "non-diversified" for purposes of the Investment Company Act of 1940, which means that it is not limited by that Act with regard to the portion of its assets that may be invested in the securities of a single issuer. In addition, a number of Index Funds concentrate their investments in particular industries as noted in the descriptions of each non-diversified Index Fund. Each Index Fund, however, whether diversified or non-diversified, intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the US Internal Revenue Code, to relieve the Index Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the US Internal Revenue Code severely limits the investment flexibility of certain Index Funds and makes it less likely that such Index Funds will meet their investment objectives.

The stocks of particular issuers, or of issuers in particular industries, may dominate the benchmark index of an Index Fund and, consequently, the investment portfolio of an Index Fund. This may adversely affect the performance of an Index Fund or subject it to greater price volatility than that experienced by more diversified investment companies. The iShares of an Index Fund may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of an investment company that is more broadly invested in the equity securities of the relevant market.

Trading Issues. Trading in iShares on the AMEX may be halted due to market conditions or for reasons that, in the AMEX's view, make trading in iShares inadvisable. In addition, trading in iShares on the AMEX is subject to trading halts caused by extraordinary market volatility pursuant to AMEX "circuit breaker" rules. If trading on the AMEX is halted, you may not be able to sell your iShares until trading resumes. There can be no assurance that the requirements of the AMEX necessary to maintain the listing of any Index Fund will continue to be met or will remain unchanged.

Fluctuation of Net Asset Value and Trading Prices. The net asset value of iShares of an Index Fund will fluctuate with changes in the market value of an Index Fund's security holdings and changes in the exchange rate between the US dollar and the subject foreign currency. The market prices of iShares will fluctuate in accordance with changes in net asset value and supply and demand on the AMEX. The Company cannot predict whether iShares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces in the secondary trading market for iShares will be closely related, but not identical, to the same forces influencing the prices of the stocks of the MSCI Index trading individually or in the aggregate at any point in time. Given, however, that iShares must be created and redeemed in Creation Unit aggregations (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the investment adviser believes that ordinarily large discounts or premiums to the net asset value of iShares should not be sustained. In the event that the Company must suspend or discourage creations and/or redemptions of Creation Unit aggregations of iShares of an Index Fund, we expect larger discounts or premiums. This occurred in the case of the Malaysia (Free) Index Fund iShares, which have frequently traded at prices that materially differed from their net asset values since creations and "in kind" redemptions of the Malaysia (Free) Series iShares were suspended in response to capital controls imposed by Malaysia from September 1998.

Additional Information About Principal Risk Factors

--------------------------------------------------------------------------------

Management

Investment Adviser

Barclays Global Fund Advisors (the "Advisor") is responsible for the investment management of each Index Fund. The Advisor is a California corporation indirectly owned by Barclays Bank PLC and is registered under the Investment Advisers Act of 1940. Barclays Global Fund Advisors have managed equity portfolios, including index funds and mutual funds, for over 25 years. As of March 31, 2000, the investment adviser and its affiliates managed, administered or advised assets aggregating in excess of $809 billion.

For the fiscal year ended August 31, 1999, the investment adviser received a fee of 0.27% of average daily net assets of each of the iShares MSCI Australia, Austria, Belgium, Canada, France, Germany, Hong Kong, Italy, Japan, Malaysia
(Free), Mexico (Free), Netherlands, Singapore (Free), Spain, Sweden, Switzerland and United Kingdom Index Funds. In May 2000, the shareholders of each of these Index Funds approved a new advisory agreement that provides for the fee arrangements disclosed in the Fees and Expenses section of this Prospectus.

Shareholder Information

Determination of Net Asset Value

The net asset value per iShares for each Index Fund is computed by dividing the value of the net assets of an Index Fund (i.e., the value of its total assets less total liabilities) by the total number of iShares outstanding, rounded to the nearest cent. Expenses and fees, including the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining net asset value. Except for the Index Funds named below, the net asset value of each Index Fund is determined as of the close of the regular trading session on the New York Stock Exchange, Inc. ("NYSE") (ordinarily
4:00 p.m., Eastern time) on each day that the NYSE is open. The net asset values of the iShares MSCI South Korea, Malaysia (Free) and Taiwan Index Funds are determined as of 8:30 a.m. (Eastern time) and the net asset value of the iShares MSCI Brazil (Free) Index Fund is determined at 5:00 p.m. (Eastern time), on each day that the NYSE is open. The price at which a purchase or redemption of Creation Units of iShares is made is based on the next calculation of net asset value. In the case of Index Funds that effect creations and/or redemptions only for cash (i.e., the iShares MSCI Brazil
(Free), Malaysia (Free), South Korea and Taiwan Index Funds), it is possible that portfolio securities transactions by the Company in the relevant local markets of those Index Funds could affect the prices of those portfolio securities at the time those Index Funds' net asset values are calculated.

Buying and Selling iShares

There are two ways for you to buy and sell iShares. Most investors buy and sell iShares through a broker in transactions on the AMEX. iShares are also issued and redeemed directly by the Company, but only in transactions involving aggregations of very large numbers of iShares, referred to as Creation Units. These transactions occur on an "in kind" basis for most Index Funds. Institutions capable of purchasing or redeeming Creation Units of iShares should refer to the Company's Statement of Additional Information for further details.

In connection with the purchase or the redemption of a Creation Unit of an Index Fund, an investor must pay to the Company a purchase or redemption transaction fee, which is intended to offset the transfer and other transaction costs incurred by that Index Fund. The maximum transaction fees that may apply to in-kind Creation Unit purchases and redemptions are listed in the second column on the table below. To the extent purchases and redemptions for cash are available, additional variable

--------------------------------------------------------------------------------
                                                                         iShares
charges, up to the maximums listed in the third and fourth columns of the table below, will apply (in addition to the fees listed in the second column). This table is subject to revision from time to time. (Investors are also responsible for payment of the costs of transferring portfolio securities to the Company, in the case of a purchase transaction, or from the Company to their own account, in the case of a redemption transaction.)

                               In-kind and Cash Additional Variable Additional Variable
      iShares                   Purchases and     Charge for Cash     Charge for Cash
      MSCI Index Series          Redemptions        Purchases*         Redemptions*
      -----------------        ---------------- ------------------- -------------------
      Australia...............      $1,750             0.60%               0.60%
      Austria.................      $1,600             0.67%               0.67%
      Belgium.................      $1,500             0.30%               0.30%
      Brazil (Free)...........      $4,725               **                 ***
      Canada..................      $3,250             0.30%               0.30%
      EMU.....................      $8,000             1.05%               1.05%
      France..................      $3,400             0.25%               0.25%
      Germany.................      $2,400             0.25%               0.25%
      Hong Kong...............      $3,800             0.60%               0.60%
      Italy...................      $2,100             0.30%               0.30%
      Japan...................      $7,600             0.15%               0.40%
      Malaysia (Free).........      $4,150              ***                 ***
      Mexico (Free)...........      $2,200             0.50%               0.50%
      Netherlands.............      $1,900             0.25%               0.25%
      Singapore (Free)........      $2,500             1.60%               1.30%
      South Africa............      $3,200             1.60%               1.60%
      South Korea.............      $4,400              ***                 ***
      Spain...................      $2,300             0.25%               0.45%
      Sweden..................      $2,700             0.30%               0.30%
      Switzerland.............      $2,200             0.40%               0.40%
      Taiwan..................      $7,200              ***                 ***
      United Kingdom..........      $4,750             0.25%               0.75%
      USA.....................      $1,900             0.50%               0.50%

     --------
     *  As a percentage of amount invested.
     ** This percentage, when aggregated with the basic in-kind transaction fee, will not exceed 3.00%.
     ***This percentage, when aggregated with the basic in-kind transaction fee, will not exceed 2.00%.

iShares may trade on the AMEX at prices that differ to some degree from their net asset value. If you buy or sell iShares in the secondary market, you will incur customary brokerage commissions and charges and may pay some or all of the difference between the bid price and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Given that iShares may be created or redeemed in Creation Units, however, the investment adviser believes that ordinarily large discounts or premiums to the net asset value of iShares should not be sustained for long periods. If creations or redemptions of iShares in Creation Units are suspended or difficult to effect, the iShares may trade at sustained discounts or premiums from net asset value. This occurred in the case of iShares of the iShares MSCI Malaysia (Free) Index Fund after the Company suspended creations and "in kind" redemptions of these iShares in September 1998 as a result of capital controls imposed in Malaysia.

The AMEX disseminates during its trading day an indicative optimized portfolio value, or IOPV, for each Index Fund. This should not be viewed as a real time update of the net asset value per iShares of an Index Fund, which is calculated only once a day, because it may not be computed in a manner consistent with such net asset value.

The Depository Trust Company ("DTC") serves as securities depository for iShares. iShares may be held only in book-entry form; stock certificates will not be issued. DTC, or its nominee, is the record or registered owner of all outstanding iShares of each Index Fund. Beneficial ownership of iShares will be

Shareholder Information

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                                                                         page 37
shown on the records of DTC or its participants (described below). Beneficial owners of iShares are not entitled to have iShares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder of iShares. Accordingly, to exercise any rights of a holder of iShares, a beneficial owner must rely on the procedures of (i) DTC; (ii) "DTC Participants", i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) "Indirect Participants", i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which the beneficial owner holds its interests.

As described above, the Company recognizes DTC or its nominee as the owner of all iShares for all purposes.

The Company will send its shareholders, through DTC Participants, unaudited semi-annual reports, audited annual reports and other information as may be required by applicable laws, rules and regulations. Beneficial owners also receive an annual notification as to the tax status of the Company's distributions.

For purposes of the Investment Company Act of 1940, iShares are issued by the Index Funds, and the acquisition of iShares by investment companies is subject to the restrictions of section 12(d)(1) of the Investment Company Act.

Dividends and Capital Gains Distributions

Dividends from net investment income, including any net foreign currency gains, are declared and paid at least annually and any net realized securities gains, are distributed at least annually. In order to improve tracking error or comply with the distribution requirements of the Internal Revenue Code of 1986, dividends may be declared and paid more frequently than annually for certain Index Funds. In addition, the Company intends to distribute, at least annually, amounts representing the full dividend yield on the underlying portfolio securities of each Index Fund, net of expenses, as if the Index Fund owned the underlying portfolio securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital. See "Tax Matters" below. Dividends and securities gains distributions are distributed in US dollars and cannot be automatically reinvested in additional iShares. The Company will inform shareholders within 60 days after the close of an Index Fund's taxable year of the amount and nature of all distributions made to them.

Tax Matters

As with any investment, you should consider how the iShares of an Index Fund will be taxed. The tax information in this prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in iShares.

Unless your investment in an Index Fund is through a tax-exempt entity or taxed-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

 . An Index Fund makes distributions, and

 . You sell iShares on the AMEX.

Taxes on Distributions. Each Index Fund will distribute annually any net investment income, and any net realized long-term or short-term capital gains. Each Index Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid. Dividends paid out of an Index Fund's income and net short-term gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the iShares.

--------------------------------------------------------------------------------
                                                                         iShares

Distributions in excess of an Index Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in iShares, and as capital gain thereafter. A distribution may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, it may constitute a return of capital.

Dividends and interest received by each Index Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Since more than 50% of each Index Fund's total assets at the end of its taxable year will consist of foreign stocks or securities, each Index Fund will "pass through" to you any foreign income taxes (including withholding taxes) paid by an Index Fund, if you held the Index Fund, and the Index Fund held the security, on the dividend entitlement date and for at least fifteen additional days immediately before and/or after. Subject to certain limitations, the foreign income taxes passed through may qualify as a deduction in calculating US taxable income or as a credit in calculating US federal income tax. You will be notified of your portion of the foreign income taxes paid to each country and the portion of dividends that represents income derived from sources within each country. Taxes other than foreign income taxes, including any profits levy payable by the iShares MSCI Malaysia (Free) Index Fund, are not passed through to you in this way.

If you are neither a lawful permanent resident nor a citizen of the United States or if you are a foreign entity, each Index Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% US withholding tax, unless a lower treaty rate applies.

By law, each Index Fund must withhold 31% of a shareholder's distributions and proceeds if the shareholder has not provided a taxpayer identification number or social security number.

Taxes When iShares Are Sold on the AMEX. Currently, any capital gain or loss realized upon a sale of iShares is generally treated as long-term capital gain or loss if the iShares have been held for more than one year and as short-term capital gain or loss if the iShares have been held for one year or less.

The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in an Index Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in an Index Series under all applicable tax laws.

Distribution Arrangements

The Company has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows the Company to pay distribution fees for the sale and distribution of iShares. Because these fees are paid out of an Index Fund's assets on an ongoing basis, over time the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees paid under the Rule 12b-1 Plan are calculated and paid monthly with respect to each Index Fund at a rate set from time to time by the Board, provided that the annual rate may not exceed .25% of the average daily net assets of each Index Fund. These fees are currently being paid at the maximum rate. The distribution fees payable under the 12b-1 Plan are used to pay distributions-related expenses, including: compensation to the distributor at a rate fixed by the Company's Board of Directors from time to time (currently
 .02% of the Company's average daily net assets, subject to an annual minimum of $845,000); compensation to a sales and marketing consultant retained by the Company at a rate of .035% of the Company's average daily net assets; and reimbursements of expenses incurred by the distributor and other persons (including the investment adviser in connection with the distribution of the Company's shares). In addition, the distributor has entered into sales and investor services agreements with broker-dealers or other persons that are DTC Participants to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services. Under the terms of each sales and investor services agreement, the distributor will pay broker-dealers or other persons, out of 12b-1 fees received from an Index Fund, at the annual rate of up to .25% of 1% of the average

Distribution Arrangements

--------------------------------------------------------------------------------
daily net asset value of iShares held through DTC for the account of such DTC Participant. The amounts of the fees paid to the distributor and the sales and marketing consultant are not dependent on the amount of distribution expenses actually incurred by them. The distributor has no role in determining the investment policies of any Index Fund or which securities are to be purchased or sold by any Index Fund.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance since inception of the following Index Funds that have commenced investment operations: the iShares MSCI Australia, Austria, Belgium, Canada, France, Germany, Hong Kong, Italy, Japan, Malaysia (Free), Mexico (Free), Netherlands, Singapore (Free), Spain, Sweden, Switzerland and United Kingdom Index Funds. Certain information reflects financial results for a single iShares of an Index Fund. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in an Index Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young, LLP, whose report, along with the financial statements of those Index Funds that have commenced operations, is included in the Annual Report, which is incorporated by reference in the SAI and available without charge upon request. In reviewing this information, you should note that the fee arrangements for the Company were significantly changed in May 2000, as described in the Fees and Expenses section of this Prospectus.


--------------------------------------------------------------------------------
                                                                         iShares

                                          iShares MSCI Australia Index Fund
                                        ------------------------------------------
                                        For the    For the    For the    For the
                                          year       year       year      period
                                         ended      ended      ended    03/12/96*-
                                        08/31/99   08/31/98   08/31/97  08/31/96
                                        --------   --------   --------  ----------
Per Share
Operating
Performance
 Net asset value,
 beginning of
 period..........                       $  7.75    $ 10.35    $ 10.15    $  9.95(1)
                                        -------    -------    -------    -------
 Net investment
 income/(loss)+..                          0.20       0.23       0.17       0.10
 Net
 realized and unrealized gain/(loss)
 on investments
 and foreign
 currency related
 transactions and
 translation of
 other assets and
 liabilities
 denominated in
 foreign
 currencies......                          2.29      (2.60)      0.47       0.29
                                        -------    -------    -------    -------
  Net
  increase/(decrease)
  in net assets
  resulting from
  operations.....                          2.49      (2.37)      0.64       0.39
                                        -------    -------    -------    -------
Less
Distributions
 Dividends from net investment income..   (0.19)     (0.23)     (0.16)     (0.08)
 Dividends in
 excess of net
 investment
 income..........                          0.00**     0.00**    (0.04)     (0.05)
 Distributions
 from net
 realized gains..                            --         --      (0.04)     (0.02)
 Distributions
 in excess of net
 realized gains..                            --         --         --         --
 Return of
 capital.........                         (0.06)        --      (0.20)     (0.04)
                                        -------    -------    -------    -------
  Total
  dividends and
  distributions..                         (0.25)     (0.23)     (0.44)     (0.19)
                                        -------    -------    -------    -------
 Net asset value,
 end of period...                       $  9.99    $  7.75    $ 10.35    $ 10.15
                                        =======    =======    =======    =======
Total Investment
Return(2)........                         32.09%    (23.11)%     6.23%      3.88%(4)
                                           iShares MSCI Austria Index Fund               iShares MSCI Belgium Index Fund
                                        --------------------------------------------- -------------------------------------------
                                        For the    For the   For the    For the       For the    For the   For the    For the
                                          year       year      year      period         year       year      year      period
                                         ended      ended     ended    03/12/96*-      ended      ended     ended    03/12/96*-
                                        08/31/99   08/31/98  08/31/97  08/31/96       08/31/99   08/31/98  08/31/97  08/31/96
                                        ---------- --------- --------- -------------- ---------- --------- --------- ------------
Per Share
Operating
Performance
 Net asset value,
 beginning of
 period..........                       $ 10.11     $10.51    $10.40    $ 10.91(1)    $ 18.40    $ 15.64   $ 14.99     $14.92(1)
                                        ---------- --------- --------- -------------- ---------- --------- --------- ------------
 Net investment
 income/(loss)+..                          0.10       0.06     (0.02)      0.04          0.08       0.24      0.77       0.40
 Net
 realized and unrealized gain/(loss)
 on investments
 and foreign
 currency related
 transactions and
 translation of
 other assets and
 liabilities
 denominated in
 foreign
 currencies......                         (0.98)      0.20      0.13      (0.41)        (0.30)      6.09      0.62       0.36
                                        ---------- --------- --------- -------------- ---------- --------- --------- ------------
  Net
  increase/(decrease)
  in net assets
  resulting from
  operations.....                         (0.88)      0.26      0.11      (0.37)        (0.22)      6.33      1.39       0.76
                                        ---------- --------- --------- -------------- ---------- --------- --------- ------------
Less
Distributions
 Dividends from net investment income..   (0.07)     (0.04)       --      (0.02)           --      (0.27)    (0.33)     (0.54)
 Dividends in
 excess of net
 investment
 income..........                         (0.01)     (0.01)       --      (0.01)        (0.01)     (1.21)    (0.28)     (0.09)
 Distributions
 from net
 realized gains..                            --      (0.61)       --      (0.03)        (1.19)     (1.99)    (0.12)     (0.06)
 Distributions
 in excess of net
 realized gains..                            --       0.00**      --         --            --         --        --         --
 Return of
 capital.........                         (0.02)      0.00**      --      (0.08)        (0.91)     (0.10)    (0.01)        --
                                        ---------- --------- --------- -------------- ---------- --------- --------- ------------
  Total
  dividends and
  distributions..                         (0.10)     (0.66)       --      (0.14)        (2.11)     (3.57)    (0.74)     (0.69)
                                        ---------- --------- --------- -------------- ---------- --------- --------- ------------
 Net asset value,
 end of period...                       $  9.13     $10.11    $10.51    $ 10.40       $ 16.07    $ 18.40   $ 15.64     $14.99
                                        ========== ========= ========= ============== ========== ========= ========= ============
Total Investment
Return(2)........                         (8.69)%     2.16%     1.06 %    (3.39)%(4)    (1.00)%    39.42%     9.26%      5.01%(4)

Ratios/Supplemental
Data
 Net assets, end
 of period (in
 000's)..........                       $53,957    $34,099    $41,406    $12,177
 Ratios of
 expenses to
 average net
 assets(5).......                          1.00%      1.05 %     1.33%      1.59%(3)
 Ratios of net
 investment
 income/(loss) to
 average net
 assets(5).......                          2.03%      2.38 %     1.57%      2.18%(3)
 Portfolio
 turnover(6).....                         13.83%      1.49 %     5.30%      8.84%(4)
Ratios/Supplemental
Data
 Net assets, end
 of period (in
 000's)..........                       $12,776     $8,085    $4,205    $13,520       $13,496    $25,765   $32,528     $1,800
 Ratios of
 expenses to
 average net
 assets(5).......                          1.31 %     1.41%     1.68 %     1.56 %(3)     1.24 %     1.04%     1.24%      2.29%(3)
 Ratios of net
 investment
 income/(loss) to
 average net
 assets(5).......                          1.04 %     0.51%    (0.22)%     0.87 %(3)     0.45 %     1.28%     4.63%      5.67%(3)
 Portfolio
 turnover(6).....                         49.95 %    36.14%    28.47 %     9.60 %(4)    62.99 %    50.46%    16.83%      6.25%(4)
----
 *  Commencement of operations.
**  Less than one cent per share.
 +  Based on average shares outstanding throughout the period.
(1) Net asset value per share on March 12, 1996 (commencement of operations).
(2) Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
  Ratios of
  expenses to
  average net
  assets before
  waivers........                            --         --       1.33%      1.60%(3)
  Ratios of net
  investment
  income/(loss)
  to average net
  assets before
  waivers........                            --         --       1.57%      2.17%(3)
  Ratios of
  expenses to
  average net
  assets before
  waivers........                            --         --      1.69 %     1.57%(3)        --         --      1.24%      2.30%(3)
  Ratios of net
  investment
  income/(loss)
  to average net
  assets before
  waivers........                            --         --     (0.22)%     0.86%(3)        --         --      4.63%      5.66%(3)

(6) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

iShares Financial Highlights

--------------------------------------------------------------------------------

                          iShares MSCI Canada Index Fund                iShares MSCI France Index Fund
                       ------------------------------------------    ----------------------------------------
                       For the  For the    For the      For the      For the   For the   For the    For the
                         year     year       year        period        year      year      year      period
                        ended    ended      ended      03/12/96*-     ended     ended     ended    03/12/96*-
                       08/31/99 08/31/98   08/31/97     8/31/96      08/31/99  08/31/98  08/31/97   08/31/96
                       -------- --------   --------    ----------    --------  --------  --------  ----------
Per Share
Operating
Performance
 Net asset value,
 beginning of
 period...........      $ 9.90   $13.43    $ 10.60       $10.17(1)   $ 19.13   $ 14.50   $ 12.73    $ 12.42(1)
                        ------   ------    -------      -------      -------   -------   -------    -------
 Net investment
 income/(loss)+...        0.07     0.07       0.05         0.04         0.14      0.30      0.17       0.17
 Net realized and
 unrealized
 gain/(loss) on
 investments and
 foreign currency
 related
 transactions and
 translation of
 other assets and
 liabilities
 denominated in
 foreign
 currencies.......        3.87    (2.89)      2.97         0.43         3.88      4.76      1.95       0.45
                        ------   ------    -------      -------      -------   -------   -------    -------
  Net
  increase/(decrease)
  in net assets
  resulting from
  operations......        3.94    (2.82)      3.02         0.47         4.02      5.06      2.12       0.62
                        ------   ------    -------      -------      -------   -------   -------    -------
Less Distributions
 Dividends from
 net investment
 income...........       (0.08)   (0.13)     (0.05)       (0.03)       (0.10)    (0.19)    (0.15)     (0.09)
 Dividends in
 excess of net
 investment
 income...........       (0.01)   (0.00)**   (0.00)**     (0.01)       (0.02)    (0.03)       --      (0.01)
 Distributions
 from net realized
 gains............       (0.53)   (0.58)     (0.14)          --        (0.05)    (0.13)    (0.20)      0.00**
 Distributions in
 excess of net
 realized gains...          --       --         --         0.00**         --     (0.01)       --         --
 Return of
 capital..........          --       --         --         0.00**      (0.08)    (0.07)       --      (0.21)
                        ------   ------    -------      -------      -------   -------   -------    -------
  Total dividends
  and
  distributions...       (0.62)   (0.71)     (0.19)       (0.04)       (0.25)    (0.43)    (0.35)     (0.31)
                        ------   ------    -------      -------      -------   -------   -------    -------
 Net asset value,
 end of period....      $13.22   $ 9.90    $ 13.43      $ 10.60      $ 22.90   $ 19.13   $ 14.50    $ 12.73
                        ======   ======    =======      =======      =======   =======   =======    =======
Total Investment
Return(2).........       39.71%  (21.69)%    28.50%        4.63%(4)    21.01%    34.77%    16.60%      4.95%(4)
                          iShares MSCI Germany Index Fund
                       --------------------------------------------
                       For the   For the    For the    For the
                         year      year       year      period
                        ended     ended      ended    03/12/96*-
                       08/31/99  08/31/98   08/31/97   08/31/96
                       --------- ---------- --------- -------------
Per Share
Operating
Performance
 Net asset value,
 beginning of
 period...........     $  20.25  $ 16.31    $ 13.64    $ 13.23(1)
                       --------- ---------- --------- -------------
 Net investment
 income/(loss)+...         0.12     0.29       0.03       0.06
 Net realized and
 unrealized
 gain/(loss) on
 investments and
 foreign currency
 related
 transactions and
 translation of
 other assets and
 liabilities
 denominated in
 foreign
 currencies.......         1.31     3.92       2.77       0.47
                       --------- ---------- --------- -------------
  Net
  increase/(decrease)
  in net assets
  resulting from
  operations......         1.43     4.21       2.80       0.53
                       --------- ---------- --------- -------------
Less Distributions
 Dividends from
 net investment
 income...........        (0.10)   (0.17)     (0.03)     (0.03)
 Dividends in
 excess of net
 investment
 income...........        (0.01)   (0.01)     (0.01)     (0.01)
 Distributions
 from net realized
 gains............        (0.31)   (0.01)     (0.07)        --
 Distributions in
 excess of net
 realized gains...        (0.08)    0.00**       --      (0.01)
 Return of
 capital..........        (0.01)   (0.08)     (0.02)     (0.07)
                       --------- ---------- --------- -------------
  Total dividends
  and
  distributions...        (0.51)   (0.27)     (0.13)     (0.12)
                       --------- ---------- --------- -------------
 Net asset value,
 end of period....     $  21.17  $ 20.25    $ 16.31    $ 13.04
                       ========= ========== ========= =============
Total Investment
Return(2).........         7.04%   25.69%     20.51%      4.00%(4)

Ratios/Supplemental
Data
 Net assets, end
 of period (in
 000's)...........      $9,253   $6,932    $24,168      $13,776      $77,885   $45,922   $14,519    $22,930
 Ratios of
 expenses to
 average net
 assets(5)........        1.23%    1.14 %     1.35%        1.44%(3)     1.06%     1.18%     1.52%      1.84%(3)
 Ratios of net
 investment
 income/(loss) to
 average net
 assets(5)........        0.53%    0.46 %     0.39%        0.79%(3)     0.67%     1.58%     1.17%      2.72%(3)
 Portfolio
 turnover(6)......       11.66%    3.70 %    11.02%        0.00%(4)     0.00%     5.65%     7.13%      0.00%(4)
Ratios/Supplemental
Data
 Net assets, end
 of period (in
 000's)...........     $101,645  $72,934    $24,486    $28,664
 Ratios of
 expenses to
 average net
 assets(5)........         1.00%    1.08%      1.37%      1.68%(3)
 Ratios of net
 investment
 income/(loss) to
 average net
 assets(5)........         0.57%    1.43%      0.23%      1.00%(3)
 Portfolio
 turnover(6)......        13.67%    0.64%      9.04%      0.00%(4)
----
 *  Commencement of operations.
**  Less than one cent per share.
 +  Based on average shares outstanding throughout the period.
(1) Net asset value per share on March 12, 1996 (commencement of operations).
(2) Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
  Ratios of
  expenses to
  average net
  assets before
  waivers.........          --       --       1.36%        1.45%(3)       --        --      1.52%      1.85%(3)
  Ratios of net
  investment
  income/(loss) to
  average net
  assets before
  waivers.........          --       --       0.39%        0.78%(3)       --        --      1.17%      2.71%(3)
  Ratios of
  expenses to
  average net
  assets before
  waivers.........           --       --       1.37%      1.69%(3)
  Ratios of net
  investment
  income/(loss) to
  average net
  assets before
  waivers.........           --       --       0.22%      0.99%(3)

(6) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

--------------------------------------------------------------------------------
                                                                         iShares

                         iShares MSCI Hong Kong Index Fund              iShares MSCI Italy Index Fund
                       ------------------------------------------   ----------------------------------------
                       For the   For the    For the     For the     For the   For the   For the    For the
                         year      year       year       period       year      year      year      period
                        ended     ended      ended     03/12/96*-    ended     ended     ended    03/12/96*-
                       08/31/99  08/31/98   08/31/97    08/31/96    08/31/99  08/31/98  08/31/97   08/31/96
                       --------  --------   --------   ----------   --------  --------  --------  ----------
Per Share
Operating
Performance
 Net asset value,
 beginning of
 period...........     $  6.41   $ 14.73    $ 13.05      $12.83(1)  $ 22.89   $ 16.66   $ 13.79    $ 13.62(1)
                       -------   -------    -------      ------     -------   -------   -------    -------
 Net investment
 income/(loss)+...        0.29      0.35       0.26        0.15        0.17      0.18      0.12       0.25
 Net realized and
 unrealized
 gain/(loss) on
 investments and
 foreign currency
 related
 transactions and
 translation of
 other assets and
 liabilities
 denominated in
 foreign
 currencies.......        5.49     (8.27)      2.12        0.27        1.05      7.94      3.10       0.31
                       -------   -------    -------      ------     -------   -------   -------    -------
  Net
  increase/(decrease)
  in net assets
  resulting from
  operations......        5.78     (7.92)      2.38        0.42        1.22      8.12      3.22       0.56
                       -------   -------    -------      ------     -------   -------   -------    -------
Less Distributions
 Dividends from
 net investment
 income...........       (0.31)    (0.28)     (0.21)      (0.13)      (0.06)    (0.18)    (0.11)     (0.14)
 Dividends in
 excess of net
 investment
 income...........       (0.05)     0.00**    (0.01)      (0.02)         --     (1.02)    (0.24)     (0.03)
 Distributions
 from net realized
 gains............          --        --      (0.34)      (0.01)      (2.24)    (0.69)       --      (0.14)
 Distributions in
 excess of net
 realized gains...          --        --       0.00**        --          --        --        --         --
 Return of
 capital..........          --     (0.12)     (0.14)      (0.04)      (0.25)       --        --      (0.08)
                       -------   -------    -------      ------     -------   -------   -------    -------
  Total dividends
  and
  distributions...       (0.36)    (0.40)     (0.70)      (0.20)      (2.55)    (1.89)    (0.35)     (0.39)
                       -------   -------    -------      ------     -------   -------   -------    -------
 Net asset value,
 end of period....     $ 11.83   $  6.41    $ 14.73      $13.05     $ 21.56   $ 22.89   $ 16.66    $ 13.79
                       =======   =======    =======      ======     =======   =======   =======    =======
Total Investment
Return(2).........       90.51%   (54.22)%    17.80%       3.22%(4)    5.14%    47.66%    23.37%      4.11%(4)
                           iShares MSCI Japan Index Fund
                       -----------------------------------------------
                       For the    For the    For the     For the
                         year       year       year       period
                        ended      ended      ended     03/12/96*-
                       08/31/99   08/31/98   08/31/97    08/31/96
                       ---------- ---------- ---------- --------------
Per Share
Operating
Performance
 Net asset value,
 beginning of
 period...........     $   8.39   $  12.61   $  14.33    $  14.79(1)
                       ---------- ---------- ---------- --------------
 Net investment
 income/(loss)+...        (0.03)     (0.02)     (0.06)      (0.07)
 Net realized and
 unrealized
 gain/(loss) on
 investments and
 foreign currency
 related
 transactions and
 translation of
 other assets and
 liabilities
 denominated in
 foreign
 currencies.......         4.91      (4.19)     (1.65)      (0.39)
                       ---------- ---------- ---------- --------------
  Net
  increase/(decrease)
  in net assets
  resulting from
  operations......         4.88      (4.21)     (1.71)      (0.46)
                       ---------- ---------- ---------- --------------
Less Distributions
 Dividends from
 net investment
 income...........           --         --         --          --
 Dividends in
 excess of net
 investment
 income...........        (0.04)        --         --          --
 Distributions
 from net realized
 gains............           --       0.00**       --          --
 Distributions in
 excess of net
 realized gains...           --         --      (0.01)         --
 Return of
 capital..........        (0.01)     (0.01)        --          --
                       ---------- ---------- ---------- --------------
  Total dividends
  and
  distributions...        (0.05)     (0.01)     (0.01)         --
                       ---------- ---------- ---------- --------------
 Net asset value,
 end of period....     $  13.22   $   8.39   $  12.61    $  14.33
                       ========== ========== ========== ==============
Total Investment
Return(2).........        58.14 %   (33.38)%   (11.97)%     (3.11)%(4)

Ratios/Supplemental
Data
 Net assets, end
 of period (in
 000's)...........     $77,200   $49,973    $25,417      $7,845     $58,224   $58,368   $32,495    $35,170
 Ratios of
 expenses to
 average net
 assets(5)........        1.01%     1.09 %     1.43%       1.52%(3)    1.03%     1.02%     1.33%      1.43%(3)
 Ratios of net
 investment
 income/(loss) to
 average net
 assets(5)........        2.84%     3.76 %     1.71%       2.37%(3)    0.70%     0.76%     0.76%      3.69%(3)
 Portfolio
 turnover(6)......       42.89%    21.50 %    22.90%       0.00%(4)    7.89%     8.16%    13.70%     19.80%(4)
Ratios/Supplemental
Data
 Net assets, end
 of period (in
 000's)...........     $713,653   $201,485   $158,957    $103,164
 Ratios of
 expenses to
 average net
 assets(5)........         0.94 %     1.04 %     1.19 %      1.37 %(3)
 Ratios of net
 investment
 income/(loss) to
 average net
 assets(5)........        (0.27)%    (0.21)%    (0.48)%     (1.01)%(3)
 Portfolio
 turnover(6)......         0.00 %     0.00 %    12.90 %     21.54 %(4)
----
 *  Commencement of operations.
**  Less than one cent per share.
 +  Based on average shares outstanding throughout the period.
(1) Net asset value per share on March 12, 1996 (commencement of operations).
(2) Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
  Ratios of
  expenses to
  average net
  assets before
  waivers.........          --        --       1.43%       1.53%(3)      --        --      1.33%      1.44%(3)
  Ratios of net
  investment
  income/(loss) to
  average net
  assets before
  waivers.........          --        --       1.71%       2.36%(3)      --        --      0.76%      3.68%(3)
  Ratios of
  expenses to
  average net
  assets before
  waivers.........           --         --       1.19 %      1.38 %(3)
  Ratios of net
  investment
  income/(loss) to
  average net
  assets before
  waivers.........           --         --      (0.48)%     (1.02)%(3)

(6) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

iShares Financial Highlights

--------------------------------------------------------------------------------

                               iShares MSCI Malaysia
                                 (Free) Index Fund                   iShares MSCI Mexico (Free) Index Fund
                       ------------------------------------------    ----------------------------------------
                       For the   For the    For the     For the      For the   For the   For the    For the
                         year      year       year       period        year      year      year      period
                        ended     ended      ended     03/12/96*-     ended     ended     ended    03/12/96*-
                       08/31/99  08/31/98   08/31/97    08/31/96     08/31/99  08/31/98  08/31/97   08/31/96
                       --------  --------   --------   ----------    --------  --------  --------  ----------
Per Share
Operating
Performance
 Net asset value,
 beginning of
 period...........     $  2.11   $  8.23    $ 13.80      $13.24(1)   $  8.11    $15.11   $ 11.52     $ 9.95(1)
                       -------   -------    -------      ------      -------    ------   -------     ------
 Net investment
 income/(loss)+...        0.01      0.06       0.01       (0.02)        0.06      0.09      0.02       0.00**
 Net realized and
 unrealized
 gain/(loss) on
 investments and
 foreign currency
 related
 transactions and
 translation of
 other assets and
 liabilities
 denominated in
 foreign
 currencies.......        3.67     (6.10)     (5.55)       0.59         5.36     (6.71)     4.07       1.59
                       -------   -------    -------      ------      -------    ------   -------     ------
  Net
  increase/(decrease)
  in net assets
  resulting from
  operations......        3.68     (6.04)     (5.54)       0.57         5.42     (6.62)     4.09       1.59
                       -------   -------    -------      ------      -------    ------   -------     ------
Less Distributions
 Dividends from
 net investment
 income...........       (0.01)    (0.05)      0.00**        --        (0.06)    (0.09)    (0.01)        --
 Dividends in
 excess of net
 investment
 income...........          --        --      (0.01)         --        (0.01)       --     (0.01)     (0.01)
 Distributions
 from net realized
 gains............          --        --         --          --           --     (0.29)    (0.44)        --
 Distributions in
 excess of net
 realized gains...          --        --         --          --        (0.01)       --        --         --
 Returns of
 capital..........       (0.19)    (0.03)     (0.02)      (0.01)       (0.06)       --     (0.04)     (0.01)
                       -------   -------    -------      ------      -------    ------   -------     ------
  Total dividends
  and
  distributions...       (0.02)    (0.08)     (0.03)      (0.01)       (0.14)    (0.38)    (0.50)     (0.02)
                       -------   -------    -------      ------      -------    ------   -------     ------
 Net assets value,
 end of period....     $  5.59   $  2.11    $  8.23      $13.80      $ 13.39    $ 8.11   $ 15.11     $11.52
                       =======   =======    =======      ======      =======    ======   =======     ======
Total Investment
Return(2).........      185.81%   (73.57)%   (40.20)%      4.28 %(4)   66.92%   (44.18)%   35.21%     15.93%(4)
                        iShares MSCI Netherlands Index Fund
                       -----------------------------------------
                       For the   For the   For the   For the
                         year      year      year     period
                        ended     ended     ended   03/12/96*-
                       08/31/99  08/31/98  08/31/97  08/31/96
                       --------- --------- -------- ------------
Per Share
Operating
Performance
 Net asset value,
 beginning of
 period...........     $ 23.50   $ 21.42    $17.36    $15.91(1)
                       --------- --------- -------- ------------
 Net investment
 income/(loss)+...        0.53      0.25      0.11      0.24
 Net realized and
 unrealized
 gain/(loss) on
 investments and
 foreign currency
 related
 transactions and
 translation of
 other assets and
 liabilities
 denominated in
 foreign
 currencies.......        1.60      3.53      4.79      1.54
                       --------- --------- -------- ------------
  Net
  increase/(decrease)
  in net assets
  resulting from
  operations......        2.13      3.78      4.90      1.78
                       --------- --------- -------- ------------
Less Distributions
 Dividends from
 net investment
 income...........       (0.43)    (0.16)    (0.10)    (0.14)
 Dividends in
 excess of net
 investment
 income...........       (0.01)       --     (0.01)    (0.01)
 Distributions
 from net realized
 gains............       (1.42)    (1.47)    (0.71)    (0.08)
 Distributions in
 excess of net
 realized gains...       (0.24)       --        --     (0.01)
 Returns of
 capital..........       (0.08)    (0.07)    (0.02)    (0.09)
                       --------- --------- -------- ------------
  Total dividends
  and
  distributions...       (2.18)    (1.70)    (0.84)    (0.33)
                       --------- --------- -------- ------------
 Net assets value,
 end of period....     $ 23.45   $ 23.50    $21.42    $17.36
                       ========= ========= ======== ============
Total Investment
Return(2).........        8.98%    17.41%    28.04%    11.19%(4)

Ratios/Supplemental
Data
 Net assets, end
 of period (in
 000's)...........     $95,251   $35,867    $12,339      $9,318      $21,430    $7,296   $16,627     $5,759
 Ratios of
 expenses to
 average net
 assets(5)........        1.43%     1.09 %     1.46 %      1.58 %(3)    1.26%     1.34 %    1.63%      1.75%(3)
 Ratios of net
 investment
 income/(loss) to
 average net
 assets(5)........        0.33%     1.40 %     0.04 %     (0.35)%(3)    0.52%     0.60 %    0.14%      0.01%(3)
 Portfolio
 turnover(6)......        7.24%     2.11 %     0.00 %      0.00 %(4)   18.36%    14.05 %   22.80%      0.00%(4)
Ratios/Supplemental
Data
 Net assets, end
 of period (in
 000's)...........     $31,685   $22,349    $9,661    $6,962
 Ratios of
 expenses to
 average net
 assets(5)........        1.07%     1.12%     1.46%     1.63%(3)
 Ratios of net
 investment
 income/(loss) to
 average net
 assets(5)........        2.20%     1.00%     0.54%     2.93%(3)
 Portfolio
 turnover(6)......       32.13%    15.81%    12.68%     4.32%(4)
----
 *  Commencement of operations.
**  Less than one cent per share.
 +  Based on average shares outstanding throughout the period.
(1) Net asset value per share on March 12, 1996 (commencement of operations).
(2) Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
  Ratios of
  expenses to
  average net
  assets before
  waivers.........          --        --       1.47%       1.59 %(3)      --        --      1.63%      1.76%(3)
  Ratios of net
  investment
  income/(loss) to
  average net
  assets before
  waivers.........          --        --       0.04%      (0.36)%(3)      --        --      0.13%      0.00%(3)
  Ratios of
  expenses to
  average net
  assets before
  waivers.........          --        --      1.46%     1.64%(3)
  Ratios of net
  investment
  income/(loss) to
  average net
  assets before
  waivers.........          --        --      0.53%     2.92%(3)

(6) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

--------------------------------------------------------------------------------
                                                                         iShares

                        iShares MSCI Singapore (Free) Index
                                       Fund                              iShares MSCI Spain Index Fund
                       ------------------------------------------    ---------------------------------------
                       For the   For the    For the     For the      For the   For the   For the   For the
                         year      year       year       period        year      year      year     period
                        ended     ended      ended     03/12/96*-     ended     ended     ended   03/12/96*-
                       08/31/99  08/31/98   08/31/97    08/31/96     08/31/99  08/31/98  08/31/97  08/31/96
                       --------  --------   --------   ----------    --------  --------  -------- ----------
Per Share
Operating
Performance
 Net asset value,
 beginning of
 period...........     $   3.30  $  8.66    $ 11.38      $12.24(1)   $ 23.84   $ 18.49    $14.09    $13.28(1)
                       --------  -------    -------      ------      -------   -------    ------    ------
 Net investment
 income/(loss)+...         0.05     0.07       0.00**      0.04         0.09      0.16      0.19      0.14
 Net realized and
 unrealized
 gain/(loss) on
 investments and
 foreign currency
 related
 transactions and
 translation of
 other assets and
 liabilities
 denominated in
 foreign
 currencies.......         4.70    (5.37)     (2.67)      (0.86)        3.14      5.94      5.33      0.98
                       --------  -------    -------      ------      -------   -------    ------    ------
  Net
  increase/(decrease)
  in net assets
  resulting from
  operations......         4.75    (5.30)     (2.67)      (0.82)        3.23      6.10      5.52      1.12
                       --------  -------    -------      ------      -------   -------    ------    ------
Less Distributions
 Dividends from
 net investment
 income...........        (0.05)   (0.04)      0.00**     (0.03)       (0.07)    (0.12)    (0.12)    (0.18)
 Dividends in
 excess of net
 investment
 income...........        (0.06)   (0.01)     (0.01)      (0.01)       (0.02)    (0.02)    (0.05)       --
 Distributions
 from net realized
 gains............           --       --      (0.02)         --        (1.35)    (0.55)    (0.86)    (0.13)
 Distributions in
 excess of net
 realized gains...           --       --         --          --           --        --        --        --
 Return of
 capital..........        (0.01)   (0.01)     (0.02)         --        (0.04)    (0.06)    (0.09)       --
                       --------  -------    -------      ------      -------   -------    ------    ------
  Total dividends
  and
  distributions...        (0.12)   (0.06)     (0.05)      (0.04)       (1.48)    (0.75)    (1.12)    (0.31)
                       --------  -------    -------      ------      -------   -------    ------    ------
 Net asset value,
 end of period....     $   7.93  $  3.30    $  8.66      $11.38      $ 25.59   $ 23.84    $18.49    $14.09
                       ========  =======    =======      ======      =======   =======    ======    ======
Total Investment
Return(2).........       144.52%  (61.29)%   (23.48)%     (6.73)%(4)   13.39%    32.58%    39.15%     8.45%(4)
                          iShares MSCI Sweden Index Fund
                       ------------------------------------------
                       For the   For the   For the    For the
                         year      year      year      period
                        ended     ended     ended    03/12/96*-
                       08/31/99  08/31/98  08/31/97   08/31/96
                       --------- --------- --------- ------------
Per Share
Operating
Performance
 Net asset value,
 beginning of
 period...........     $ 18.39   $ 18.32    $14.67     $13.22(1)
                       --------- --------- --------- ------------
 Net investment
 income/(loss)+...        0.10      0.10     (0.03)      0.20
 Net realized and
 unrealized
 gain/(loss) on
 investments and
 foreign currency
 related
 transactions and
 translation of
 other assets and
 liabilities
 denominated in
 foreign
 currencies.......        4.52      0.95      4.45       1.67
                       --------- --------- --------- ------------
  Net
  increase/(decrease)
  in net assets
  resulting from
  operations......        4.62      1.05      4.42       1.87
                       --------- --------- --------- ------------
Less Distributions
 Dividends from
 net investment
 income...........       (0.09)    (0.08)       --      (0.23)
 Dividends in
 excess of net
 investment
 income...........       (0.01)    (0.01)       --      (0.07)
 Distributions
 from net realized
 gains............       (0.62)    (0.86)    (0.77)     (0.12)
 Distributions in
 excess of net
 realized gains...       (0.01)    (0.01)       --         --
 Return of
 capital..........       (0.02)    (0.02)       --         --
                       --------- --------- --------- ------------
  Total dividends
  and
  distributions...       (0.75)    (0.98)    (0.77)     (0.42)
                       --------- --------- --------- ------------
 Net asset value,
 end of period....     $ 22.26   $ 18.39    $18.32     $14.67
                       ========= ========= ========= ============
Total Investment
Return(2).........       25.09%     5.48%    30.10 %    14.13%(4)

Ratios/Supplemental
Data
 Net assets, end
 of period (in
 000's)...........     $113,438  $47,248    $14,722      $9,107      $36,469   $25,029    $8,321    $4,227
 Ratios of
 expenses to
 average net
 assets(5)........         0.97%    1.08 %     1.43 %      1.56 %(3)    1.04%     1.11%     1.67%     1.76%(3)
 Ratios of net
 investment
 income/(loss) to
 average net
 assets(5)........         0.76%    1.17 %     0.03 %      0.69 %(3)    0.31%     0.61%     1.04%     2.04%(3)
 Portfolio
 turnover(6)......        25.31%   67.17 %    13.40 %     26.29 %(4)   16.58%     9.10%    19.21%     4.73%(4)
Ratios/Supplemental
Data
 Net assets, end
 of period (in
 000's)...........     $20,034   $13,791    $8,243     $4,400
 Ratios of
 expenses to
 average net
 assets(5)........        1.13%     1.17%     1.64 %     1.75%(3)
 Ratios of net
 investment
 income/(loss) to
 average net
 assets(5)........        0.49%     0.48%    (0.19)%     3.05%(3)
 Portfolio
 turnover(6)......       33.44%    10.88%    13.71 %     5.87%(4)
----
 *  Commencement of operations.
**  Less than one cent per share.
 +  Based on average shares outstanding throughout the period.
(1) Net asset value per share on March 12, 1996 (commencement of operations).
(2) Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/loss to average net assets would have been as follows:
  Ratios of
  expenses to
  average net
  assets before
  waivers.........           --       --       1.43%       1.57%(3)       --        --      1.67%     1.77%(3)
  Ratios of net
  investment
  income/(loss) to
  average net
  assets before
  waivers.........           --       --       0.03%       0.68%(3)       --        --      1.04%     2.03%(3)
  Ratios of
  expenses to
  average net
  assets before
  waivers.........          --        --      1.64 %     1.76%(3)
  Ratios of net
  investment
  income/(loss) to
  average net
  assets before
  waivers.........          --        --     (0.19)%     3.04%(3)

(6) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

iShares Financial Highlights

--------------------------------------------------------------------------------

                                                                             iShares MSCI United Kingdom Index
                             iShares MSCI Switzerland Index Fund                           Fund
                            --------------------------------------------   ----------------------------------------
                            For the   For the      For the     For the     For the   For the   For the    For the
                              year      year         year       period       year      year      year      period
                             ended     ended        ended     03/12/96*-    ended     ended     ended    03/12/96*-
                            08/31/99  08/31/98     08/31/97    08/31/96    08/31/99  08/31/98  08/31/97   08/31/96
                            --------  --------     --------   ----------   --------  --------  --------  ----------
Per Share Operating
Performance
 Net asset value,
 beginning of period......  $ 15.55   $ 13.79      $ 12.29      $12.07(1)  $  18.48  $ 16.50   $ 13.15    $ 12.14(1)
                            -------   -------      -------      ------     --------  -------   -------    -------
 Net investment
 income/loss+.............     0.04     (0.00)%**    (0.04)       0.08         0.44     0.37      0.38       0.21
 Net realized and
 unrealized gain/ (loss)
 on investments and
 foreign currency related
 transactions and
 translation of other
 assets and liabilities
 denominated in foreign
 currencies...............     0.19      3.01         2.11        0.24         2.40     2.12      3.62       1.06
                            -------   -------      -------      ------     --------  -------   -------    -------
  Net increase/(decrease)
  in net assets resulting
  from operations.........     0.23      3.01         2.07        0.32         2.84     2.49      4.00       1.27
                            -------   -------      -------      ------     --------  -------   -------    -------
Less Distributions
 Dividends from net
 investment income........    (0.03)       --           --       (0.10)       (0.36)   (0.29)    (0.32)     (0.20)
 Dividends in excess of
 net investment income....    (0.04)    (0.01)          --          --        (0.01)   (0.04)    (0.06)     (0.03)
 Distributions from net
 realized gains...........    (0.17)    (1.21)       (0.57)         --        (0.60)   (0.11)    (0.17)      0.00**
 Distributions in excess
 of net realized gains....    (0.14)       --           --          --        (0.02)      --        --         --
 Return of capital........    (0.01)    (0.03)        0.00**        --        (0.08)   (0.07)    (0.10)     (0.03)
                            -------   -------      -------      ------     --------  -------   -------    -------
  Total dividends and
  distributions...........    (0.39)    (1.25)       (0.57)      (0.10)       (1.07)   (0.51)    (0.65)     (0.26)
                            -------   -------      -------      ------     --------  -------   -------    -------
 Net asset value, end of
 period...................  $ 15.39   $ 15.55      $ 13.79      $12.29     $  20.25  $ 18.48   $ 16.50    $ 13.15
                            =======   =======      =======      ======     ========  =======   =======    =======
Total Investment
Return(2).................     1.47%    21.24 %      16.69 %      2.60%(4)    15.33%   14.98%    30.48%     10.41%(4)

Ratios/Supplemental Data
 Net assets, end of period
 (in 000's)...............  $38,499   $29,153      $13,805      $6,158     $113,402  $62,846   $29,721    $15,790
 Ratios of expenses to
 average net assets(5)....     1.09%     1.15 %       1.52 %      1.82%(3)     0.97%    1.03%     1.38%      1.61%(3)
 Ratios of net investment
 income/(loss) to average
 net assets(5)............     0.24%    (0.03)%      (0.29)%      1.39%(3)     2.16%    1.90%     2.47%      3.62%(3)
 Portfolio turnover(6)....    35.10%    43.09 %      48.05 %     17.06%(4)    13.24%    2.83%     1.84%      0.00%(4)
----
 *  Commencement of operations.
**  Less than one cent per share.
 +  Based on average shares outstanding throughout the period.
(1) Net asset value per share on March 12, 1996 (commencement of operations).
(2) Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers through December 31, 1996. If such waivers had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:
  Ratios of expenses to
  average net assets
  before waivers..........       --        --         1.53 %      1.83%(3)       --       --      1.38%      1.62%(3)
  Ratios of net Investment
  Income/(loss) to average
  net assets before
  waivers.................       --        --        (0.29)%      1.38%(3)       --       --      2.47%      3.61%(3)

(6) Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Unit(s).

--------------------------------------------------------------------------------
                                                                         iShares

                              For More Information

                   FOR INVESTORS WHO WANT MORE INFORMATION ON
                         THE iSHARES MSCI INDEX FUNDS,
            THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

Annual/Semi-Annual Reports: Contain performance data and information on portfolio holdings for the Company's most recently completed fiscal year or half year, a statement from management and, on an annual basis, the auditor's report.

Statement of Additional Information (SAI): Contains more detailed information about the Company's policies, investment restrictions, risks and business structure. This Prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about Index Funds may be obtained without charge by contacting:

                                 iSHARES, INC.
                        (formerly WEBS Index Fund, Inc.)
                              400 Bellevue Parkway
                           Wilmington, Delaware 19809
                                 1-800-474-2737
                                www.iShares.com

Information about Index Funds (including the SAI) can be viewed and copied at the Public Reference Room of the SEC in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Room of the SEC, Washington, D.C., 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about Index Funds may be viewed on-screen or downloaded from the SEC's Internet site at www.sec.gov.

         FOR MORE INFORMATION ON iSHARES MSCI INDEX FUNDS, PLEASE CALL:
                                 1-800-iSHARES
                                (1-800-474-2737)


                   Investment Company Act File No. 811-09102.

                                 iSHARES, INC.
                       (FORMERLY WEBS INDEX FUND, INC.)
                                (THE "COMPANY")
                           iSHARES MSCI INDEX FUNDS

                      STATEMENT OF ADDITIONAL INFORMATION

                               DECEMBER 30, 1999
                           (AS REVISED MAY 22, 2000)

This Statement of Additional Information ("SAI") provides information about the Company and its iShares MSCI Index Funds ("Index Funds"). This information is in addition to the information contained in the Company's Prospectus dated December 30, 1999, as revised May 22, 2000.

This SAI is not a prospectus. It should be read in conjunction with the Prospectus and the Company's Annual Report dated August 31, 1999. The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI. Copies of the Company's Prospectus and Annual Report may be obtained free of charge by telephoning 1-800-iShares (1-800-474-2737).

iShares, Inc. will apply to have the iShares MSCI Brazil (Free), EMU and South Africa Index Funds listed on the AMEX. It is expected that the iShares MSCI Brazil (Free) and South Africa Index Funds will be offered for sale to the public beginning in June 2000, and that the iShares MSCI EMU Index Fund will be offered for sale to the public beginning in July 2000.

                               TABLE OF CONTENTS

                                                                                                PAGE
                                                                                                ----
GENERAL INFORMATION..........................................................................    1
INVESTMENT STRATEGIES AND RISKS..............................................................    1
   Exchange Listing and Trading..............................................................    1
   Lending Portfolio Securities..............................................................    2
   Repurchase Agreements.....................................................................    2
   Currency Transactions.....................................................................    3
   Futures Contracts and Options.............................................................    3
       Futures Transactions..................................................................    4
       Restrictions on the Use of Futures Contracts and Options on Future Contracts..........    5
       Federal Tax Treatment of Futures Contracts............................................    5
       Future Developments...................................................................    6
   Swap Agreements...........................................................................    6
   Non-U.S. Equity Portfolios................................................................    6
   Concentrations and Lack of Diversification of Certain Index Funds.........................    6
   Investments in Subject Equity Markets.....................................................    7
   Regional and Country-Specific Economic Considerations.....................................   20
MSCI INDICES.................................................................................   34
INVESTMENT LIMITATIONS.......................................................................   38
MANAGEMENT OF THE COMPANY....................................................................   40
   Directors and Officers of the Company.....................................................   40
   Directors' Compensation...................................................................   42
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..........................................   42
INVESTMENT ADVISORY MANAGEMENT, ADMINISTRATIVE AND DISTRIBUTION SERVICES.....................   48
   Investment Adviser........................................................................   48
   Administrator.............................................................................   49
   Sub-Administrator.........................................................................   50
   Distributor...............................................................................   50
   Custodian and Lending Agent...............................................................   52
   Transfer Agent............................................................................   52
BROKERAGE ALLOCATION.........................................................................   53
ADDITIONAL INFORMATION CONCERNING iSHARES....................................................   53
   Capital Stock.............................................................................   53
   Book Entry Only System....................................................................   54
PURCHASE AND REDEMPTION OF iSHARES...........................................................   56
   Creation Units............................................................................   56
   Purchase and Issuance of iShares in Creation Units........................................   56
   Redemption of iShares in Creation Units...................................................   61
   Determining Net Asset Value...............................................................   64
   Continuous Offering.......................................................................   64
TAXES........................................................................................   65
PERFORMANCE INFORMATION......................................................................   66
COUNSEL AND INDEPENDENT AUDITORS.............................................................   69
   Counsel...................................................................................   69
   Independent Auditors......................................................................   69
FINANCIAL STATEMENTS.........................................................................   69
APPENDIX A...................................................................................  A-1
APPENDIX B...................................................................................  B-1

The information contained herein regarding Morgan Stanley Capital International Inc. ("MSCI"), the MSCI Indices, local securities markets and The Depository Trust Company ("DTC") was obtained from publicly available sources.

      MSCI is a company jointly owned by Morgan Stanley Dean Witter & Co. ("MSDW"), an international investment banking, asset management and brokerage firm and The Capital Group Companies, Inc. ("Capital"), an international investment management company that is not affiliated with MSDW. MSCI is the owner of the MSCI Indices and has full responsibility for the design, maintenance, production and distribution of the Indices, including additions and deletions of constituents within the Indices.

      iShares are not sponsored, endorsed, or promoted by MSDW or any of its affiliates. Neither MSDW nor any of its affiliates make any representation or warranty, express or implied, to the owners of the iShares of any Index Fund or any member of the public regarding the advisability of investing in securities generally, or in the iShares of any Index Fund particularly, or the ability of the indices identified herein to track general stock market performance. The MSCI Indices identified herein are determined, composed and calculated without regard to the iShares of any Index Fund or the issuer thereof. Neither MSCI nor either of its owners has any obligation to take the needs of the issuer of the iShares of any Index Fund or the owners of the iShares of any Index Fund into consideration in determining, composing, calculating or disseminating the respective MSCI Indices. Neither MSCI nor either of its owners is responsible for, nor have they participated in the determination of the timing of, prices of, or quantities of the iShares of any Index Fund to be issued or in the determination or calculation of the equation by which the iShares of any Index Fund are redeemable. Neither MSCI nor either of its owners has any obligation or liability to owners of the iShares of any Index Fund in connection with the administration, marketing or trading of the iShares of any Index Fund.

      Although MSCI and Capital, which are primarily responsible for formulating the MSCI Indices, shall obtain information for inclusion in or for use in the calculation of the MSCI Indices from sources which they consider reliable, neither MSCI nor Capital guarantees the accuracy and/or the completeness of the component data of any MSCI Index obtained from independent sources. Neither MSCI nor Capital makes any warranty, express or implied, as to results to be obtained by licensee, owners of the products, or any other person or entity from the use of the MSCI Indices or any data included therein in connection with the rights licensed under any license agreement or for any other use. Neither MSCI nor Capital makes any express or implied warranties, and each hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the MSCI Indices or any data included therein. Without limiting any of the foregoing, in no event shall MSCI or Capital have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

      Unless otherwise specified, all references in this SAI to "dollars," "USD," "US$" or "$" are to United States Dollars, all references to "AUD," or "A$" are to Australian Dollars, all references to "ATS" are to Austrian Schillings, all references to "BEF" are to Belgian Francs, all references to "BRL" are to Brazilian Reals, all references to "CAD" or "CA$" are to Canadian Dollars, all references to "EUR" are to Euros, all references to "FRF" or "FF" are to French Francs, all references to "DEM" or "DM" are to the German Deutsche Mark, all references to "HKD" or "HK$" are to Hong Kong Dollars, all references to "ITL" or "LL" are to Italian Lira, all references to "JPY" or "Y" are to Japanese Yen, all references to "KRW" are to Korean Wons, all references to "MYR" are to Malaysian Ringgits, all references to "MXN" are to Mexican Pesos, all references to "NLG" are to Netherlands Guilders, all references to "SGD" are to Singapore Dollars, all references to "ZAR" are to South African Rands, all references to "ESP" are to Spanish Pesetas, all references to "SEK" are to Swedish Krona, all references to "CHF" are to Swiss Francs, all references to "TWD" are to New Taiwan Dollars and all references to "GBP," "(Pounds)" or "L" are to British Pounds Sterling. On August 31, 1999, the 4:00 p.m. buying rates in New York City for cable transfers payable in the applicable currency, as certified for customs purposes by the Federal Reserve Bank of New York, were as follows for each US $1.00: AUD 1.569489, ATS 13.02755, BEF 38.1916, BRL 1.918,
CAD 1.4922, EUR 0.946746, FRF 6.21025, DEM 1.85165, HKD 7.76515, ITL 1833.15505,
JPY 109.645, KRW 1180.5, MYR 3.8, MXN 9.355, NLG 2.08635, SGD 1.6843, ZAR 6.082,
ESP 157.5252, SEK 8.259, CHF 1.5151, TWD 31.8425 and GBP 0.62191.  Some numbers in this SAI have been rounded. All US Dollar equivalents provided in this SAI are calculated at the exchange rate prevailing on the date to which the corresponding foreign currency amount refers.

                              GENERAL INFORMATION

     iShares, Inc. (the "Company"), formerly WEBS Index Fund, Inc., was organized as a Maryland corporation on August 31, 1994, and is an open-end management investment company currently operating or proposing to operate 28 separate investment portfolios or "Index Funds". The following seventeen Index Funds commenced operations on March 6, 1996: the iShares MSCI Australia Index Fund, the iShares MSCI Austria Index Fund, the iShares MSCI Belgium Index Fund, the iShares MSCI Canada Index Fund, the iShares MSCI France Index Fund, the iShares MSCI Germany Index Fund, the iShares MSCI Hong Kong Index Fund, the iShares MSCI Italy Index Fund, the iShares MSCI Japan Index Fund, the iShares MSCI Malaysia (Free) Index Fund, the iShares MSCI Mexico (Free) Index Fund, the iShares MSCI Netherlands Index Fund, the iShares MSCI Singapore (Free) Index Fund, the iShares MSCI Spain Index Fund, the iShares MSCI Sweden Index Fund, the iShares MSCI Switzerland Index Fund and the iShares MSCI United Kingdom Index Fund. The iShares MSCI South Korea Index Fund commenced operations on May 8, 2000. The following Index Funds had not commenced operations as of the date of this SAI: the iShares MSCI Brazil (Free) Index Fund, the iShares MSCI EMU Index Fund, iShares MSCI South Africa Index Fund, the iShares MSCI Taiwan and the iShares MSCI USA Index Fund. Each of the iShares MSCI Canada, EMU, Japan, United Kingdom and USA Index Funds is classified as a "diversified" investment company under the 1940 Act. Each of the other Index Funds offered hereby is classified as a "non-diversified" investment company under the Investment Company Act of 1940. The Board of Directors of the Company may authorize additional Index Funds in the future.

                        INVESTMENT STRATEGIES AND RISKS

     The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Index Funds.

     Exchange Listing and Trading.  Except for the iShares MSCI Brazil (Free),
     ----------------------------
EMU, South Africa, Taiwan and USA Index Funds, for which application will be made, the iShares of each Index Fund have been listed for trading on the AMEX. The AMEX has approved modifications to its Rules to permit the listing of iShares. The non-redeemable iShares trade on the AMEX at prices that may differ to some degree from their net asset value. See "Special Considerations and Risks" and "Determining Net Asset Value". There can be no assurance that the requirements of the AMEX necessary to maintain the listing of iShares of any Index Fund will continue to be met. The AMEX may remove the iShares of an Index Fund from listing if (1) following the initial twelve-month period beginning upon the commencement of trading of an Index Fund, there are fewer than 50 beneficial holders of the iShares for 30 or more consecutive trading days, (2) the value of the underlying index or portfolio of securities on which such Index Fund is based is no longer calculated or available or (3) any other event shall occur or condition exist that, in the opinion of the AMEX, makes further dealings on the AMEX inadvisable. In addition, the AMEX will remove the shares from listing and trading upon termination of the Company.

     As in the case of other stocks traded on the AMEX, the brokers' commission on transactions will be based on negotiated commission rates at customary levels for retail customers and rates which range between $.015 to $.12 per share for institutions and high net worth individuals.

     In order to provide current iShares pricing information, the AMEX disseminates through the facilities of the Consolidated Tape Association an updated "indicative optimized portfolio value" ("IOPV") for each Index Fund as calculated by Bloomberg, L.P ("Bloomberg"). The Company is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs, and makes no warranty as to the accuracy of the IOPVs. IOPVs are disseminated on a per Index Fund basis every 15 seconds during regular AMEX trading hours of 9:30 a.m. to 4:00 p.m. Eastern time.

     The IOPV has an equity securities value component and a cash component. The equity securities values included in the IOPV are the values of the Deposit Securities for each Index Fund. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit of iShares, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Company for each Index Fund at a particular point in time, because the current portfolio of an Index Fund may include securities that are not a part of the current Deposit Securities. Therefore, the IOPV on a per Index Fund basis disseminated during AMEX trading hours should not be viewed as a real time update of the net asset value per share of the Company, which is calculated only once a day. It is possible that the value of the portfolio of securities held by the Company for a particular Index Fund may diverge from the applicable IOPV during any trading day. In such case, the IOPV would not precisely reflect the value of an Index Fund' portfolio. In addition, the foreign exchange rate used by the Company in computing net asset value of an Index Fund may differ materially from that used by Bloomberg. See "Determining Net Asset Value" below.

     The equity securities included in the IOPV reflect the same market capitalization weighting as the Deposit Securities of the particular Index Fund. In addition to the equity component described in the preceding paragraph, the IOPV for each Index Fund includes a cash component consisting of estimated accrued dividend and other income, less expenses. Each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable home foreign currency. For the iShares MSCI Australia, Hong Kong, Japan, Malaysia (Free), Singapore (Free), South Korea and Taiwan Index Funds, there is no overlap in trading hours between the foreign market and the AMEX. Therefore, for each of these Index Funds, Bloomberg utilizes closing prices (in applicable foreign currency prices) in the foreign market for securities in the Index Fund's portfolio, and converts the price to U.S. dollars. This value is updated every 15 seconds during AMEX trading hours to reflect changes in currency exchange rates between the U.S. dollar and the applicable foreign currency. For Index Funds which have trading hours overlapping regular AMEX trading hours, Bloomberg updates the applicable IOPV every 15 seconds to reflect price changes in the principal foreign market, and converts such prices into U.S. dollars based on the current currency exchange rate. When the foreign market is closed but the AMEX is open, the IOPV is updated every 15 seconds to reflect changes in currency exchange rates after the foreign market closes.

     Lending Portfolio Securities.  The Company may lend portfolio securities to
     ----------------------------
brokers, dealers and other financial institutions needing to borrow securities to complete transactions and for other purposes. Because the government securities or other assets that are pledged as collateral to the Company in connection with these loans generate income, securities lending enables an Index Fund to earn additional income that may partially offset the expenses of such Index Fund, and thereby reduce the effect that expenses have on such Index Fund's ability to provide investment results that substantially correspond to the price and yield performance of its respective MSCI Index. These loans may not exceed 33% of an Index Fund's total assets. The documentation for these loans provide that the Index Fund will receive collateral equal to at least 105% of the current market value of the loaned securities, as marked to market each day on the same basis as the net asset value of the Index Fund is determined, consisting of government securities or other assets permitted by applicable regulations and interpretations. An Index Fund pays reasonable administrative and custodial fees in connection with the loan of securities. The Index Fund invests collateral in short-term investments. The Chase Manhattan Bank ("Chase") serves as Lending Agent of the Company and, in such capacity, shares equally with the respective Index Fund any net income earned on invested collateral. An Index Fund's share of income from the loan collateral is included in the Index Fund's gross investment income.

     The Company will comply with the conditions for lending established by the SEC. The SEC currently requires that the following conditions be met whenever portfolio securities are loaned: (1) the Index Fund must receive at least 105% collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities lent rises above the level of the collateral; (3) the Index Fund must be able to terminate the loan at any time;
(4) the Index Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Index Fund may pay only reasonable custodian fees in connection with the loan and will pay no finder's fees; and (6) while voting rights on the loaned securities may pass to the borrower, the Company's Board of Directors (the "Board" or the "Directors") must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. Although each Index Fund will receive collateral in connection with all loans of portfolio securities, and such collateral will be marked to market, the Index Fund will be exposed to the risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Company). In addition, each Index Fund bears the risk of loss of any cash collateral that it invests in short-term investments.

     Repurchase Agreements.  Each Index Fund may invest in repurchase agreements
     ---------------------
with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which an Index Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by an Index Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by an Index Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Company's custodian bank until repurchased. In addition, the Company's Board of Directors monitors the Company's repurchase agreement transactions generally and has established guidelines and standards for review of the creditworthiness of any bank, broker or dealer counterparty to a repurchase agreement with an Index Fund. No more than an aggregate of 15% of the Index Fund's net assets will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations. An Index Fund will enter into repurchase agreements only with Federal Reserve member banks with minimum assets of at least $2 billion or registered securities dealers.

     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Company may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by an Index Fund not within the control of the Index Fund and therefore the Index Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Company's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

     Currency Transactions.  The investment policy of each Index Fund is to
     ---------------------
remain as fully invested as practicable in the equity securities of the relevant market. Hence, no Index Fund expects to engage in currency transactions for the purpose of hedging against declines in the value of the Index Fund's currency. An Index Fund (except for the iShares MSCI USA Index Fund) may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlement or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes or as a way of protecting against anticipated adverse changes in exchange rates between foreign currencies and the U.S. dollar.

     A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of currency at a specified price at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

     Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gaps, interest rate risk and potential interference by foreign governments through regulation of local exchange markets, foreign investment, or particular transactions in foreign currency. If the Adviser utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of an Index Fund's return with the performance of the corresponding MSCI Index and may lower the Index Fund's return. The Index Fund could experience losses if the values of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, each Index Fund will incur transaction costs, including trading commissions, in connection with certain of its foreign currency transactions.

     Futures Contracts and Options.  Each Index Fund may utilize futures
     -----------------------------
contracts and options to the extent described in the Prospectus. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity at a specified future time and at a specified price. Stock index futures contracts are settled by the payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract and at maturity of the contract. Futures contracts are standardized as to maturity date and underlying commodity and are traded on futures exchanges. At the present time, there are no liquid futures contracts traded on most of the benchmark indices of the Index Funds. In such circumstances an Index

Fund may use futures contracts, and options on futures contracts, based on other local market indices or may utilize futures contracts, and options on such contracts, on other indices or combinations of indices that the Adviser believes to be representative of the relevant benchmark index.

     Although futures contracts (other than cash settled futures contracts including most stock index futures contracts) by their terms call for actual delivery or acceptance of the underlying commodity, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Relatively low initial margin requirements are established by the futures exchanges and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Company expects to earn interest income on its margin deposits.

     Each Index Fund may use futures contracts and options thereon, together with positions in cash and Short-Term Investments, to simulate full investment in the underlying index. As noted above, liquid futures contracts are not currently available for the benchmark indices of many Index Funds. In addition, the Company is not permitted to utilize certain stock index futures under applicable law. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the underlying index.

     Since there are very few futures traded on the MSCI Indices, an Index Fund may need to utilize other futures contracts or combinations thereof to simulate the performance of its benchmark MSCI Index. This process may magnify the "tracking error" of an Index Fund's performance compared to that of its benchmark MSCI Index, due to the lower correlation of the selected futures with its benchmark MSCI Index. The investment adviser will attempt to reduce this tracking error by using futures contracts whose behavior is expected to represent the market performance of the Index Fund's underlying securities, although there can be no assurance that these selected futures will in fact correlate with the performance of its benchmark MSCI Index.

     Futures Transactions. Positions in futures contracts and options thereon may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, an Index Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if an Index Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, an Index Fund may be required to make delivery of the instruments underlying futures contracts it holds.

     An Index Fund will minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies is potentially unlimited, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of a futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, entering into long or short futures positions may result in losses well in excess of the amount initially paid. However, given the limited purposes for which futures contracts are used, and the fact that steps will be taken to eliminate the leverage of any futures positions, an Index Fund would presumably have sustained comparable losses if, instead of the futures contracts, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by an Index Fund involves the risk of imperfect or no correlation to the benchmark index where the index underlying the futures contracts being used differs from the benchmark index. There is also the risk of loss by the Company of margin deposits in the event of bankruptcy of a broker with whom an Index Fund has an open position in the futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

     Restrictions on the Use of Futures Contracts and Options on Futures Contracts. An Index Fund will not enter into futures contract transactions for purposes other than hedging to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of an Index Fund's total assets. Assets committed to initial margin deposits for futures and options on futures are held in a segregated account at the Company's custodian bank. Each Index Fund will take steps to prevent its futures positions from "leveraging" its portfolio. When it has a long futures position, it will maintain in a segregated account with its custodian bank, cash or high quality debt securities having a value equal to the purchase price of the contract (less any margin deposited in connection with the position). When it has a short futures position, it will maintain in a segregated account with its custodian bank assets substantially identical to those underlying the contract or cash and high quality debt securities (or a combination of the foregoing) having a value equal to its obligations under the contract (less the value of any margin deposits in connection with the position).

     Federal Tax Treatment of Futures Contracts. Each Index Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to the futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which hedge against a change in the value of securities held by an Index Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. An Index Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Index Fund.

     In order for an Index Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Index Fund's business of investing in securities. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement.

     Each Index Fund distributes to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Index Fund's fiscal year) on futures transactions. Such distributions are combined with distributions of capital gains realized on the Index Fund's other investments and shareholders are advised on the nature of the distributions.

     Future Developments. Each Index Fund may take advantage of opportunities in the area of options, and futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use by such Index Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with an Index Fund's investment objective and legally permissible for the Index Fund. Before entering into such transactions or making any such investment, the Index Fund will provide appropriate disclosure.

     Swap Agreements.  Each Index Fund may utilize swap agreements to the extent
     ---------------
described in the Prospectus. Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations thereunder, each Index Fund seeks to reduce this risk by entering into agreements that involve payments no less frequently than quarterly. The net amount of the excess, if any, of an Index Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or high quality debt securities having an aggregate value at least equal to the accrued excess is maintained in a segregated account at the Company's custodian bank.

     Non-U.S. Equity Portfolios.  An investment in iShares involves risks
     --------------------------
similar to those of investing in a broad-based portfolio of equity securities traded on exchanges in the respective countries covered by the individual Index Fund. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by companies domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor's local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country's currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in an Index Fund whose portfolio contains non-U.S. issuers involves certain risks and considerations not typically associated with investing in the securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of an Index Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lesser liquidity and significantly smaller market capitalization of most non-U.S. securities markets; lesser levels of regulation of the securities markets; more substantial government involvement in the economy; higher rates of inflation; greater social, economic, and political uncertainty; and the risk of nationalization or expropriation of assets and risk of war.

     Concentrations and Lack of Diversification of Certain Index Funds.  Each
     -----------------------------------------------------------------
Index Fund (except for the Canada, EMU, Japan, United Kingdom and USA Index Funds) is classified as "non-diversified" for purposes of the Investment Company Act of 1940, which means that it is not limited by that Act with regard to the portion of its assets that may be invested in the securities of a single issuer. In addition, a number of Index Funds concentrate their investments in particular industries as noted in the descriptions of each Index Fund. Each Index Fund, however, whether diversified or non-diversified, intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the U.S. Internal Revenue Code, to relieve the Index Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the U.S. Internal Revenue Code severely limits the investment flexibility of certain Index Funds and makes it less likely that such Index Funds will meet their investment objectives.

     The stocks of a particular issuers, or of issuers in particular industries, may dominate the benchmark index of an Index Fund and, consequently, the investment portfolio of an Index Fund. This may adversely affect the performance of an Index Fund or subject it to greater price volatility than that experienced by more diversified investment companies. The iShares of an Index Fund may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of an investment company that is more broadly invested in the equity securities of the relevant market.

Investments in Subject Equity Markets.  Brief descriptions of the equity markets
--------------------------------------
in which the respective Index Fund are invested are provided below.

     The Australian Equity Markets

     General Background. Trading shares has taken place in Australia since 1828, but did not become significant until the latter half of the nineteenth century when there was strong demand for equity capital to support the growth of mining activities. A stock market was first formed in Melbourne in 1865. In 1885, the Melbourne market became The Stock Exchange of Melbourne, in which form it has remained until recently. Other stock exchanges were also established in Sydney (1871), Brisbane (1884), Adelaide (1887), Hobart (1891) and Perth (1891). In 1937, the six capital city stock exchanges established the Australian Associated Stock Exchanges (AASE) to represent them at a national level. In 1987, the regional exchanges merged to create the single entity -- The Australian Stock Exchange (ASX). Trading is done via a computer link-up called "SEATS." SEATS enables all exchanges to quote uniform prices. All the exchanges are members of the ASX and are subject to the Securities Industry Act, which regulates the major aspects of stock exchange operations. Although there are stock exchanges in all six states, the Melbourne and Sydney Stock Exchanges are the major centers, covering 90% of all trades.

     Reporting, Accounting and Auditing. Australian reporting, accounting and auditing standards differ substantially from U.S. standards. In general Australian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

     Size of Equity Markets. As of August 31, 1999, the total market capitalization of the Australian equity markets was approximately AUD 562.1 billion or US$ 358.2 billion.

     The Austrian Equity Markets

     General Background. Relative to international standards, the Vienna stock market is small in terms of total capitalization and yearly turnover. The Vienna Stock Exchange (VSE) is one of the oldest in the world and was founded in 1771 as a state institution to provide a market for state-issued bonds, as well as for exchange transactions. The Stock Exchange Act of 1875 (the "Act") established the VSE as an autonomous institution. The Act is still in force, placing control and administration of the exchange in the hands of the Borsekammer (Board of Governors), chosen from among the members of the exchange. The Borsekammer consists of 25 individuals with the title of Borserat (stock exchange councillor). Some are elected by members and some are designated by organizations of the securities industry for a period of five years. The councillors must be members of the exchange and they elect from amongst themselves a President and three Vice Presidents. Shares account for about 80% and investment fund certificates for about 20% of total listed securities on the VSE. Business of the exchange can be transacted only by members. Almost all the credit institutions in Vienna, some in the Austrian provinces and the joint stock banks are represented on the stock exchange, as well as the private banks, savings banks and other credit institutions. Certain securities which do not have an official listing may be dealt in on the floor of the stock exchange with permission of the management. This unlisted trading is the main activity of the free brokers (Frei Makeler).

     Reporting, Accounting and Auditing. Austrian reporting, accounting and auditing standards differ from U.S. standards. In general, Austrian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

     Size of Equity Markets. As of August 31, 1999, the total market capitalization of the Austrian equity markets was approximately EUR 31.2 billion or US$ 32.9 billion.

     The Belgian Equity Markets

     General Background. The Brussels Stock Exchange (BSE) was founded by Napoleonic decree in 1801. Since January 1, 1991 the BSE has been officially organized as the "Societe de la Bourse de Valeurs Mobileres de Bruxelles" (SBVM) the shareholders of which are Belgian securities houses. The law of December 4, 1990 on financial operations and markets terminated the monopoly of the individual brokers. Now only securities houses are allowed to carry out stock exchange orders. Brokers, banks, brokerage firms and insurance companies can participate in the capital of a securities house. Its management is composed of a majority of qualified people bearing the title of stockbroker. The Banking and Finance Commission was granted the power to approve securities houses by this law. The Board of Directors of the SBVM, the Stock Exchange Committee organizes and supervises the different markets and ensures market transparency. The Stock Exchange Committee also admits or dismisses brokerage firms and ensures compliance with all regulations. The Stock Exchange Committee is also in charge of the admission to listing and suspension of listing. On the Brussels Stock Exchange equities are traded on three different markets: the Official Market, which includes a Cash and a Forward Market, the Second Market and an "Over the Counter Market."

     Reporting, Accounting and Auditing. Belgian reporting, accounting and auditing standards differ substantially from U.S. standards. In general Belgian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

     Size of Equity Markets. As of August 31, 1999, the total market capitalization of the Belgian equity markets was approximately EUR 180.8 billion or US$ 191.0 billion.

     The Brazilian Equity Markets

     General Background. There are nine stock exchanges in Brazil. The Rio de Janeiro exchange, or BVRJ (Bolsa de Valores de Rio de Janeiro) is the oldest, but is overshadowed by the Sao Paulo exchange, called Bovespa (Bolsa de Valores de Sao Paulo), which is the largest and accounts for about 90% of trading activity. The over-the-counter market (Mercado de Balcao) trades non-listed equities. Government securities, corporate bonds, and money market instruments are traded on the open market. The Bolsa Mercdorias e de Futuros (BM&F), in Sao Paulo, is Brazil's futures exchange. It is the third largest derivatives exchange in the world in contract volume. Options on the futures also are traded, but are less liquid. BM&F is the clearinghouse for all transactions. The financial market is regulated by three main bodies: the National Monetary Council, or CMN (Conselho Monetario Nacional); the Central Bank (Banco Central do Brasil), and the Securities Commission, or CVM (Comissao de Valores Mobiliarios).

     Reporting, Accounting And Auditing. Brazilian reporting, auditing and accounting standards differ from U.S. standards. In general, Brazilian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

     Size of Equity Markets. As of August 31, 1999, the total market capitalization of the Brazilian equity markets was approximately BRL 262.7 billion or US$ 137.0 billion.

     The Canadian Equity Markets

     General Background. The first Canadian stock exchange appeared in the 1870s. Today, Canada is the world's fourth largest public equity market by trading volume and the fifth largest by market capitalization. There are five stock exchanges across Canada, located in Toronto, Montreal, Vancouver, Calgary and Winnipeg. Of these, the Toronto Stock Exchange is the largest, accounting for almost 80% of Canadian trading volumes. Measured by the value of shares traded, the Toronto Stock Exchange is the second largest organized securities exchange in North America and among the ten largest in the world.

     Reporting, Accounting and Auditing. According to the SEC in one of the proposing releases relating to the Multijurisdictional Disclosure System, Canadian reporting, accounting and auditing practices are closer to U.S. standards than those of any other foreign jurisdiction. Every issuer that qualifies an offering of securities for distribution in Canada becomes subject to periodic disclosure requirements. Authoritative accounting and auditing standards, which are uniform across Canada, are developed by a national body, the Canadian Institute of Chartered Accountants ("CICA"). Although promulgated auditing standards in Canada differ from U.S. standards in some respects, generally accepted practices in Canada routinely encompass all significant auditing procedures required by U.S. standards. Further, CICA periodically evaluates new auditing standards adopted by the American Institute of Certified Public Accountants, CICA's U.S. counterpart, to determine whether similar guidelines may be appropriate for Canadian auditors. Canadian GAAP are similar to their U.S. counterparts, although there are some differences in measurement and disclosure.

     Size of Equity Markets. As of August 31, 1999, the total market capitalization of the Canadian markets was approximately CAD 889.8 billion or US$ 596.3 billion.

The EMU Equity Markets

     The EMU equity markets are comprised of the equity markets from the following eleven countries who are participating in the European economic and monetary union or "EMU": Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The MSCI EMU is currently comprised of companies from ten of these EMU countries (i.e., all of the EMU countries except Luxembourg).

General Background
------------------

     Austria. Relative to international standards, the Vienna stock market is small in terms of total capitalization and yearly turnover. The Vienna Stock Exchange (VSE) is one of the oldest in the world and was founded in 1771 as a state institution to provide a market for state-issued bonds, as well as for exchange transactions. The Stock Exchange Act of 1875 (the "Act") established the VSE as an autonomous institution. The Act is still in force, placing control and administration of the exchange in the hands of the Borsekammer (Board of Governors), chosen from among the members of the exchange. The Borsekammer consists of 25 individuals with the title of Borserat (stock exchange councillor). Some are elected by members and some are designated by organizations of the securities industry for a period of five years. The councillors must be members of the exchange and they elect from amongst themselves a President and three Vice Presidents. Shares account for about 80% and investment fund certificates for about 20% of total listed securities on the VSE. Business of the exchange can be transacted only by members. Almost all the credit institutions in Vienna, some in the Austrian provinces and the joint stock banks are represented on the stock exchange, as well as the private banks, savings banks and other credit institutions. Certain securities which do not have an official listing may be dealt in on the floor of the stock exchange with permission of the management. This unlisted trading is the main activity of the free brokers (Frei Makeler).

     Belgium. The Brussels Stock Exchange (BSE) was founded by Napoleonic decree in 1801. Since January 1, 1991 the BSE has been officially organized as the "Societe de la Bourse de Valeurs Mobileres de Bruxelles" (SBVM) the shareholders of which are Belgian securities houses. The law of December 4, 1990 on financial operations and markets terminated the monopoly of the individual brokers. Now only securities houses are allowed to carry out stock exchange orders. Brokers, banks, brokerage firms and insurance companies can participate in the capital of a securities house. Its management is composed of a majority of qualified people bearing the title of stockbroker. The Banking and Finance Commission was granted the power to approve securities houses by this law. The Board of Directors of the SBVM, the Stock Exchange Committee organizes and supervises the different markets and ensures market transparency. The Stock Exchange Committee also admits or dismisses brokerage firms and ensures compliance with all regulations. The Stock Exchange Committee is also in charge of the admission to listing and suspension of listing. On the Brussels Stock Exchange equities are traded on three different markets: the Official Market, which includes a Cash and a Forward Market, the Second Market and an "Over the Counter Market."

     Finland. Organized securities trading has existed in Finland since the 1860s, but it was 1912 before a formal exchange, the Helsinki Arvopaperiporssi, was founded. Since then there have been few changes in the rules governing trading in Finland. In October 1984, the management of the stock exchange in Helsinki was vested in a newly formed co-operative. That form of corporation was chosen because Finnish legislation covering cooperatives does not limit the number of members or the amount of capital. As a result, alone among the world's stock exchanges, the Arvopaperiporssi accepts as members all companies listed on its trading board and business organizations in addition to the bankers and brokers. Decision-making and administration with the organization are vested in the annual general meeting of the co-operative, which elects the board of administration and the board of directors to manage the daily running of the exchange.

     The OTC List established in 1984 acquired an organized form in September 1985, when the Association of Securities Brokers approved the listing and regulations for the information requirements of listed companies. The brokers and brokerage firms have undertaken to act as market makers. Mainly medium-sized companies are traded on the OTC List. The OTC Market is based on an agreement between a company seeking access to the share market and a brokerage firm; both are subject to certain obligations.

     France.   Trading of securities in France is subject to the monopoly of the
Societe de Bourse, which replaced the individual agents de change in 1991 in order to increase the cohesion of the French equity market. All purchases or sales of equity securities in listed companies on any one of the French exchanges must be executed through the Societe de Bourse. There are three different markets on which French securities may be listed: (1) the official list (La Cote Officielle), comprised of equity securities of large French and foreign companies and most bond issues; (2) the second market (Le Second Marche), designed for the trading of equity securities of smaller companies; and
(3) the "Hors-Cote" Market. Securities may only be traded on the official list and the second market after they have been admitted for the listing by the Conseil des Bourses de Valeurs (the "CBV"). By contrast, the Hors-Cote Market has no prerequisites to listing, and shares of otherwise unlisted companies may be freely traded there, once they have been introduced on the market by the Societe de Bourse. Although the Hors-Cote Market is frequently referred to as an over-the-counter market, this term is inaccurate in that, like the official list and the second market, it is supervised by Societes des Bourses Francaises and regulated by the CBV.

     Although there are seven stock exchanges in France (located in Paris, Bordeaux, Lille, Lyon, Marseille, Nancy and Nantes), the Paris Stock Exchange handles more than 95% of transactions in the country. All bonds and shares, whether listed or unlisted, must be traded on one of the seven exchanges. Trading in most of the Paris exchange-listed stocks takes place through the computer order-driven trading system CAC, launched in 1988. French market capitalization constitutes approximately 30% of the French Gross Domestic Product. Securities are denominated in the Euro. Unless otherwise provided by a double tax treaty, dividends on French shares are subject to a withholding tax of 25%.

     Germany. The history of Frankfurt as a financial center can be traced back to the early Middle Ages. Frankfurt had the right to issue coins as early as 1180; the first exchange office was opened in 1402. Germany has been without a central stock exchange, the position formerly held by the Berlin exchange, since 1945. Today there are eight independent stock exchanges, of which Dusseldorf and Frankfurt account for over three-quarters of the total volume. Frankfurt is the main exchange in Germany. Exchange securities are denominated in the Euro. Equities may be traded in Germany in one of three markets: (i) the official market, comprised of trading in shares which have been formally admitted to official listing by the admissions committee of the relevant stock exchange, based on disclosure in the listing application; (ii) the "semi-official" unlisted market, comprised of trading in shares not in the official listing; and
(iii) the unofficial, over-the-counter market, which is governed by the provisions of the Civil Code and the Merchant Code and not by the provisions of any stock exchange. There is no stamp duty in Germany, but a nonresident capital gains tax may apply in certain circumstances.

     Ireland. The Irish Stock Exchange, founded in the 18/th/ century, is the second oldest in the world. Previously it operated as part of the International Stock Exchange of the United Kingdom and Republic of Ireland. On December 8, 1995, it split from the U.K. Stock Exchange to form the Irish Stock Exchange
(ISE). The new exchange is committed to maintaining standards equivalent to those of the London Stock Exchange (LSE), subject to adjustments dictated by Irish Law. The ISE will sign a listing protocol with the LSE, under which the ISE will maintain equivalence with the LSE rules. Companies that were listed on both the Dublin and London exchanges may apply for dual primary listing, under which they will be regulated to the same standard by both exchanges. A set of procedures has been agreed with the LSE that will streamline companies' dealing with the two exchanges.

     Italy. The regulatory structure of the Italian Stock Exchange changed radically in February 1997, when the Italian Stock Exchange Council set up a new private company, "Borsa Italiana Spa", which is now responsible for the regulation, promotion and management of the Stock Exchange, the unlisted securities market and the Italian Derivatives Market (IDEM).

    In 1991, the Parliament passed legislation creating Societa de intermediazone mobiliare (SIMs). SIMS were created to regulate brokerage activities in the securities market and are allowed to trade on their own and for customers' accounts.

     In November 1994, the Italian Derivatives Market (IDEM) started trading its first exchange-listed derivatives product, the Mib 30 index futures contract (Fib 30). In November 1995, the MIB30 Index option (MIBO30) began trading on the IDEM. In February 1996, options were introduced on single stocks, together with the transfer of all shares to a rolling settlement basis. In March 1998, the MIDEX Index contract, the futures contract on the 25 Mid-Cap Stock Index, was launched.

     Access to the Italian trading system can be obtained directly through the terminals provided to users or indirectly through users' own front office systems (using Application Programming Interfaces). The latter allows the use of information, analytical and trading functions developed by the users.

     Italy has one of the world's largest government securities markets. At the end of 1998, issues of treasury bills, notes and bonds outstanding totaled US $1,300 billion.

     Netherlands. Trading securities on the AEX Stock Exchange (AEX) (formerly the Amsterdam Stock Exchange) started at the beginning of the seventeenth century. The United East India Company was the first company in the world financed by an issue of shares, and such issue was effected through the exchange. The Netherlands claims the honor of having the oldest established stock exchange in existence. In 1611 a stock market began trading in the coffee houses along the Dam Square. A more formal establishment, the Amsterdam Stock Exchange Association, began trading industrial stocks in 1876, and until World War II, Amsterdam ranked after New York and London as the third most important stock market in the world. After the war, the AEX Stock Exchange only gradually began to resume its activities, as members felt threatened by what they saw as an impending socialist order which would leave little of the stock market intact. Since the end of the war, the Dutch market has remained relatively neglected, as local companies have found it more favorable to use bank financing to meet their capital requirements. Trading in shares on the AEX may take place on the official market or on the parallel market, which is available to medium-sized and smaller companies that cannot yet meet the requirements demanded for the official market.

     Portugal.   EU membership marked the start of a period that has seen
dramatic growth in the scope and activity of the Portuguese stock market. The Lisbon Stock Exchange ("LSE") is divided into three markets, each with specific requirements regarding admission to listing and trading: (1) the official market, which was created on July 23, 1991; (2) the second market, created in January 1992, which is intended for trading securities that do not meet all the requirements for admission to the official market. The main purpose of this market is to allow access to the stock exchange for small and medium-sized companies; and (3) the unofficial market, created on October 22, 1991, is intended for trading securities that do not meet the requirements for the other two markets. Securities can be admitted to this market for a limited period of time.

     In 1992, the LSE was privatized. It is now under the management of the Lisbon Stock Exchange Association.

     Futures and Options. The Oporto Derivatives Exchange was established in June 1996, where five futures contracts are traded.

     Spain. The Securities Market Act (LMV) recognizes as official secondary markets stock exchanges, the public debt market organized by the Bank of Spain, and futures and options markets.

     Stock exchanges in Spain (Madrid, Bilbao, Barcelona and Valencia) are the official secondary markets which trade shares and convertible bonds or those which grant the right of purchase or subscription. Issuers of shares go to the stock market as the primary market, where they formalize transactions or capital increases. Fixed-income securities (both governmental and private sector debt) are also traded on the stock market.

     The organization and functioning of each stock exchange is the responsibility of each respective governing body (Sociedad Rectora), each of which is a limited company whose sole shareholders are the dealer-brokers and brokers and the stock exchanges themselves. The Sociedad de Bolsa, established by the four stock exchanges, is responsible for the technical management of the computerized trading system, which operates at a national level.

     The Spanish futures and options markets are organized by the holding company MEFF (Mercado Espanol de Futuros Financieros) Sociedad Holding and two subsidiaries: MEFF Renta Variable (equities), based in Madrid, and MEFF Renta Fija (fixed-income securities), based in Barcelona. MEFF Renta Variable manages the trading of options and futures on the Ibex-35 stock index, and individual options on certain shares. MEFF Renta Fija manages the trading of futures and options on interest rates and bonds.

     Bonds, Treasury bills and debt issued by other public administrations and organizations are traded in the public debt market. These securities are also traded at the same time on the stock market, which has a specific trading system for them. The Bank of Spain's Book-Entry Office is responsible for this market.

Reporting, Accounting and Auditing
----------------------------------

     Reporting, accounting and auditing standards in the nations of the EMU differ from U.S. standards. In general, corporations in the EMU do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Structure of Equity Markets
---------------------------

     As of August 31, 1999, the total market capitalization of the combined equity markets of Austria, Belgium, Finland, France, Germany, Ireland, Italy, the Netherlands, Portugal and Spain was approximately US$ 4.236 trillion.

     The French Equity Markets

     General Background. Trading of securities in France is subject to the monopoly of the Societe de Bourse, which replaced the individual agents de change in 1991 in order to increase the cohesion of the French equity market. All purchases or sales of equity securities in listed companies on any one of the French exchanges must be executed through the Societe de Bourse. There are three different markets on which French securities may be listed: (1) the official list (La Cote Officielle), comprised of equity securities of large French and foreign companies and most bond issues; (2) the second market (Le Second Marche), designed for the trading of equity securities of smaller companies; and (3) the "Hors-Cote" Market. Securities may only be traded on the official list and the second market after they have been admitted for the listing by the Conseil des Bourses de Valeurs (the "CBV"). By contrast, the Hors-Cote Market has no prerequisites to listing, and shares of otherwise unlisted companies may be freely traded there, once they have been introduced on the market by the Societe de Bourse. Although the Hors-Cote Market is frequently referred to as an over-the-counter market, this term is inaccurate in that, like the official list and the second market, it is supervised by Societes des Bourses Francaises and regulated by the CBV.

     Although there are seven stock exchanges in France (located in Paris, Bordeaux, Lille, Lyon, Marseille, Nancy and Nantes), the Paris Stock Exchange handles more than 95% of transactions in the country. All bonds and shares, whether listed or unlisted, must be traded on one of the seven exchanges. Trading in most of the Paris exchange-listed stocks takes place through the computer order-driven trading system CAC, launched in 1988. French market capitalization constitutes approximately 30% of the French Gross Domestic Product. Exchange securities are denominated in the Euro. Unless otherwise provided by a double tax treaty, dividends on French shares are subject to a withholding tax of 25%.

     Reporting, Accounting and Auditing. Although French reporting, accounting and auditing standards are considered rather rigorous by European standards, they differ from U.S. standards in certain material respects. In general, French corporations are not required to provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

     Size of Equity Markets. As of August 31, 1999, the total market capitalization of the French equity markets was approximately EUR 1,036.6 billion or US$ 1,095.0 billion.

     The German Equity Markets

     General Background. The history of Frankfurt as a financial center can be traced back to the early Middle Ages. Frankfurt had the right to issue coins as early as 1180; the first exchange office was opened in 1402. Germany has been without a central stock exchange, the position formerly held by the Berlin exchange, since 1945. Today there are eight independent stock exchanges, of which Dusseldorf and Frankfurt account for over three-quarters of the total volume. Frankfurt is the main exchange in Germany. Exchange securities are denominated in the Euro. Equities may be traded in Germany in one of three markets: (i) the official market, comprised of trading in shares which have been formally admitted to official listing by the admissions committee of the relevant stock exchange, based on disclosure in the listing application; (ii) the "semi-official" unlisted market, comprised of trading in shares not in the official listing; and (iii) the unofficial, over-the-counter market, which is governed by the provisions of the Civil Code and the Merchant Code and not by the provisions of any stock exchange. There is no stamp duty in Germany, but a nonresident capital gains tax may apply in certain circumstances.

     Reporting, Accounting and Auditing. German reporting, accounting and auditing standards differ substantially from U.S. standards. In general, German corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

     Size of Equity Markets. As of August 31, 1999, the total market capitalization of the Germany equity markets was approximately EUR 1,123.0 billion or US$ 1,186.2 billion.

     The Hong Kong Equity Markets

     General Background. Trading in equity securities in Hong Kong began in 1891 with the formation of the Association of Stockbrokers, which was changed in 1914 to the Hong Kong Stock Exchange. In 1921, a second stock exchange, The Hong Kong Stockbrokers' Association, was established. In 1947, these two exchanges were merged under the name The Hong Kong Stock Exchange Limited. Three additional exchanges, the Far East Exchange Limited (1969), The Kam Ngan Stock Exchange Limited (1971) and The Kowloon Stock Exchange (1972) also commenced trading activities. These four exchanges were unified in 1986 to form The Stock Exchange of Hong Kong Limited (the "SEHK"). The value of the SEHK constitutes more than 100% of Hong Kong's Gross Domestic Product. Trading on the SEHK is conducted in the post trading method, matching buyers and sellers through public outcry. Securities are denominated in the official unit of currency, the Hong Kong Dollar. Foreign investment in Hong Kong is generally unrestricted. All investors are subject to a small stamp duty and a stock exchange levy, but capital gains are tax-exempt.

     Reporting, Accounting and Auditing. Hong Kong has significantly upgraded the required presentation of financial information in the past decade. Nevertheless, reporting, accounting and auditing practices remain significantly less rigorous than U.S. standards. In general, Hong Kong corporations are not required to provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

     Size of Equity Markets. As of August 31, 1999, the total market capitalization of the Hong Kong equity markets was approximately HKD 3,555.4 billion or US$ 457.9 billion.

     The Italian Equity Markets

     General Background. The regulatory structure of the Italian Stock Exchange changed radically in February 1997, when the Italian Stock Exchange Council set up a new private company, "Borsa Italiana Spa", which is now responsible for the regulation, promotion and management of the Stock Exchange, the unlisted securities market and the Italian Derivatives Market (IDEM).

     In 1991, the Parliament passed legislation creating Societa de intermediazone mobiliare (SIMs). SIMS were created to regulate brokerage activities in the securities market and are allowed to trade on their own and for customers' accounts.

     In November 1994, the Italian Derivatives Market (IDEM) started trading its first exchange-listed derivatives product, the Mib 30 index futures contract (Fib 30). In November 1995, the MIB30 Index option (MIBO30) began trading on the IDEM. In February 1996, options were introduced on single stocks, together with the transfer of all shares to a rolling settlement basis. In March 1998, the MIDEX Index contract, the futures contract on the 25 Mid-Cap Stock Index, was launched.

     Access to the Italian trading system can be obtained directly through the terminals provided to users or indirectly through users' own front office systems (using Application Programming Interfaces). The latter allows the use of information, analytical and trading functions developed by the users.

     Italy has one of the world's largest government securities markets. At the end of 1998, issues of treasury bills, notes and bonds outstanding totaled US $1,300 billion.

     Reporting, Accounting and Auditing. Italian reporting, accounting and auditing practices are regulated by Italy's National Control Commission (Consob). These practices bear some similarities to United States standards. However, in general, Italian corporations do not provide all of the disclosure required by US law and accounting practice, and such disclosure may be less timely, less frequent and less consistent than that required of US corporations. Italy is, however, moving toward more transparency: from 2000, for example, the law will require quarterly disclosure.

     Size of Equity Markets. As of August 31, 1999, the total market capitalization of the Italian equity markets was approximately EUR 500.1 billion or US$ 528.2 billion.

     The Japanese Equity Markets

     General Background. The Japanese stock market has a history of over 100 years beginning with the establishment of the Tokyo Stock Exchange Company Ltd. in 1878. Stock exchanges are located in eight cities in Japan (Tokyo, Osaka, Nagoya, Kyoto, Hiroshima, Fukuoka, Niigata and Sapporo). There is also an over-the-counter market. There are three distinct sections on the main Japanese stock exchanges. The First Section trades in over 1,100 of the largest and most active stocks, which account for over 95% of total market capitalization. The Second Section consists of over 400 issues with lower turnover than the First Section, which are newly quoted on the exchange or which are not listed and would otherwise be traded over-the-counter. The Third Section consists of foreign stocks which are traded over-the-counter. The main activity of the regular exchange members is the buying and selling of securities on the floor of an exchange, both for their customers and for their own account. Japan is second only to the United States in aggregate stock market capitalization. Securities are denominated in the official unit of currency, the Japanese Yen. Takeover activity is negligible in Tokyo, and although foreign investors play a significant role, the trend of the market is set by the domestic investor. The statutory at-source withholding tax is 20% on dividends. There also is a transaction tax on share trades and a small stamp duty.

     Reporting, Accounting and Auditing. Although some Japanese reporting, accounting and auditing practices are based substantially on U.S. principles, they are not identical to U.S. standards in some important respects, particularly with regard to unconsolidated subsidiaries and related structures. In general, Japanese corporations are not required to provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

     Size of Equity Markets. As of August 31, 1999, the total market capitalization of the Japanese equity markets was approximately JPY 391,436.4 billion or US$ 3,570.3 billion.

     The Malaysian Equity Markets

     General Background. The securities industry in Malaysia dates back to the early 1930's. Kuala Lumpur and Singapore were a single exchange until 1973 when they separated and the Kuala Lumpur Stock Exchange (KLSE) was formed. The KLSE operated under a provisional set of rules until 1983 when a new Securities Industry Act came into force. As of April 30, 1993, 320 companies were listed on the KLSE main board. A Second Board, established in 1988, allows smaller companies to tap additional capital. Fifty-seven companies were listed on the Second Board as of April 30, 1993. Over the years, the KLSE's close links with the Stock Exchange of Singapore (SES) has rendered it very vulnerable to developments in Singapore. Consequently, the Government decided, as a matter of national policy, on a delisting of Malaysian incorporated companies from the SES. This was effected on January 1, 1990. A similar move was made by Singapore, resulting in the delisting of all Singapore companies on the KLSE on January 1, 1990. There are two main stock indices in Malaysia. The wider ranging KLSE Composite represents 80 companies. The New Straits Times Industrial Index is an average of 30 industrial stocks.

     Malaysian currency volatility and general economic deterioration led to the imposition of stringent capital controls in September 1998, including a one year prohibition on repatriation of capital and an indefinite prohibition on free transfers of securities. The prohibition on repatriation of capital was removed in February 1999 but the controls have adversely impacted foreign investors, including the Index Fund, which suspended creations in response to the controls. This adversely affected the trading market for Malaysia Index Fund iShares.

     Reporting, Accounting and Auditing. Malaysian reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Malaysian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

     Size of Equity Markets. As of August 31, 1999, the total market capitalization of the Malaysian equity markets was approximately MYR 500.6 billion or US$ 131.7 billion.

     The Mexican Equity Markets

     General Background. There is only one stock exchange in Mexico, the Bolsa Mexicana de Valores (BMV), which was established in 1894 and is located in Mexico City. The stock exchange is a private corporation whose shares are owned solely by its authorized members and operates under the stock market laws passed by the government. The National Banking and Securities Commission (CNV) supervises the stock exchange. The Mexican exchange operates primarily via the open outcry method. However, firm orders in writing can supersede this system, provided there is a perfect match of the details of a buy and sell order. Executions on the exchange can be done by members only. Membership of the stock exchange is restricted to Casas de Bolsa brokerage houses and Especialistas Bursatiles (stock exchange specialists).

     Reporting, Accounting and Auditing. Mexican reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Mexican corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

     Size of Equity Markets. As of August 31, 1999, the total market capitalization of the Mexican equity markets was approximately MXN 1,278.8 billion or US$ 136.7 billion.

     The Netherlands Equity Markets

     General Background. Trading securities on the AEX Stock Exchange (AEX) (formerly the Amsterdam Stock Exchange) started at the beginning of the seventeenth century. The United East India Company was the first company in the world financed by an issue of shares, and such issue was effected through the exchange. The Netherlands claims the honor of having the oldest established stock exchange in existence. In 1611 a stock market began trading in the coffee houses along the Dam Square. A more formal establishment, the Amsterdam Stock Exchange Association, began trading industrial stocks in 1876, and until World War II, Amsterdam ranked after New York and London as the third most important stock market in the world. After the war, the AEX Stock Exchange only gradually began to resume its activities, as members felt threatened by what they saw as an impending socialist order which would leave little of the stock market intact. Since the end of the war, the Dutch market has remained relatively neglected, as local companies have found it more favorable to use bank financing to meet their capital requirements. Trading in shares on the AEX may take place on the official market or on the parallel market, which is available to medium-sized and smaller companies that cannot yet meet the requirements demanded for the official market.

     Reporting, Accounting and Auditing. Dutch reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Dutch corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

     Size of Equity Markets. As of August 31, 1999, the total market capitalization of the Dutch equity markets was approximately EUR 534.2 billion or US$ 564.3 billion.

     The Singaporean Equity Markets

     General Background. The Stock Exchange of Singapore (SES) was formed in 1973 with the separation of the joint stock exchange with Malaysia, which had been in existence since 1938. The linkage between the SES and the Kuala Lumpur Stock Exchange (KLSE) remained strong as many companies in Singapore and Malaysia jointly listed on both exchanges, until January 1, 1990 when the dual listing was terminated. SES has a tiered market, with the formation of the second securities market, SESDAQ (Stock Exchange of Singapore Dealing and Automated Quotation System) in 1987. SESDAQ was designed to provide an avenue for small and medium-sized companies to raise funds for expansion. In 1990, SES introduced an over-the-counter (OTC) market known as CLOB International, to allow investors access to international securities listed on foreign exchanges. SES also has a direct link with the National Association of Securities Dealers Automated Quotation (NASDAQ) system, which was set up in March 1988 to allow traders in the Asian time zone access to selected securities on the U.S. OTC markets. This is made possible through a daily exchange of trading prices and volumes of the stocks quoted on NASDAQ. The Singapore Stock Exchange is one of the most developed in Asia and has a strong international orientation.

     Reporting, Accounting and Auditing. Singaporean reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Singaporean corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

     Size of Equity Markets. As of August 31, 1999, the total market capitalization of the Singaporean markets was approximately SGD 269.4 billion or US$ 159.9 billion.

     The South African Equity Markets

     General Background. The Johannesburg Stock Exchange (JSE), established in 1887, is the only stock exchange in South Africa. Its major traded shares have been mining and gold stocks, such as De Beers and the Anglo American Corporation of South Africa. The minerals-related sectors still account for 14% of the market's capitalization, although there are now many other important sectors including banking, insurance, industrials and leisure. The market capitalization of the JSE has grown enormously from ZAR 13.3 billion in 1970 to approximately ZAR 1022.0 billion in 1995.

     Reporting, Accounting and Auditing. South African reporting, accounting and auditing standards differ substantially from U.S. standards. In general, South African corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

     Structure of Equity Markets. As of August 31, 1999, the total market capitalization of the South African equity markets was approximately ZAR 1,298.3 billion or US$ 213.5 billion.

     The South Korean Equity Markets

     General Background. After the formation of South Korea in 1948, the government issued Farmland Compensation Bonds to landowners in exchange for their farmland, and Kunkuk Bonds to cover their financial debt. The Daehan Stock Exchange was established in 1956 to enable trading of these bonds. The South Korea Stock Exchange was established several years later. The government enacted the Securities and Exchange Law in January 1962 as part of the First Five Year Economic Plan. The law was intended to help South Korean companies arrange funds for economic development by using the stock market. Within a year the market boomed and crashed.

     The Securities and Exchange Law was amended in April 1962 to impose stricter regulatory measures on the operation of the securities market. The stock exchange became a non-profit, government-owned corporation called the South Korea Stock Exchange. However, the securities market was unable to overcome the aftermath of the crash and entered a period of inactivity.

     In 1967, as part of the Second Five Year Economic Plan, the government encouraged the public to invest in the stock market by increasing the number of listed companies and the acceptability of equity shares. Tax advantages were given to companies that went public. Further legislation was passed in 1972 to encourage share flotation in the belief that corporations would reduce their high financing costs by converting bank loans into share capital.

     As a result of these market measures, the number of listed companies started to increase. The Securities and Exchange Commission and its executive body, the Securities Supervisory Board, were established to strengthen investor protection.

     The South Korea Securities Settlement Corporation, since renamed the South Korea Depository Corporation (KSD), was set up in 1974 to act as the clearing agent for the stock exchange and as the central depository. In 1977, the South Korea Securities Computer Corporation was established as an electronic data processing center for the securities industry to enable members to transmit orders directly to the trading floor.

     In 1981, the government announced its long-term plans for opening the South Korean securities market to foreigners. International investment trusts were established and the South Korea Fund and the South Korea Europe Fund were incorporated overseas. In 1985, the government began to allow some domestic corporations to issue convertible bonds, bonds with warrants and depository receipts overseas. The government also eased controls to allow domestic institutional investors to invest in foreign securities. In December 1988, a new, detailed plan was put forward for the internationalization of the capital market from 1989 to 1992. A more open capital market was proposed to improve the financial structure of domestic firms and to strengthen their international competitiveness. The firms would be given access to an expanded and revitalized domestic capital market and cheaper sources of financing in the international markets. The stock market began to be opened to foreign investors in January 1992.

     Reporting, Accounting and Auditing. South Korean reporting, accounting and auditing standards differ substantially from U.S. standards. In general, South Korean corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

     Structure of Equity Markets. As of August 31, 1999, the total market capitalization of the South Korean equity markets was approximately KRW 280,229.5 billion or US$ 237.4 billion.

     The Spanish Equity Markets

     General Background. The Securities Market Act (LMV) recognizes the following as official secondary markets:

     .    stock exchanges;
     .    the public debt market organized by the Bank of Spain; and
     .    futures and options markets.

     Stock exchanges in Spain (Madrid, Bilbao, Barcelona and Valencia) are the official secondary markets which trade shares and convertible bonds or those which grant the right of purchase or subscription. Issuers of shares go to the stock market as the primary market, where they formalize transactions or capital increases. Fixed-income securities (both governmental and private sector debt) are also traded on the stock market.

     The organization and functioning of each stock exchange is the responsibility of each respective governing body (Sociedad Rectora), each of which is a limited company whose sole shareholders are the dealer-brokers and brokers and the stock exchanges themselves. The Sociedad de Bolsa, established by the four stock exchanges, is responsible for the technical management of the computerized trading system, which operates at a national level. Under the LMV, the National Securities Market Commission (CNMV) is responsible for supervising and inspecting the securities markets as well as the activity of all individuals and companies who deal with the markets. It has the power to punish and other functions.

     These Spanish futures and options markets are organized by the holding company MEFF (Mercado Espanol de Futuros Financieros) Sociedad Holding and two subsidiaries: MEFF Renta Variable (equities), based in Madrid, and MEFF Renta Fija (fixed-income securities), based in Barcelona. MEFF Renta Variable manages the trading of options and futures on the Ibex-35 stock index, and individual options on certain shares. MEFF Renta Fija manages the trading of futures and options on interest rates and bonds.

     Bonds, Treasury bills and debt issued by other public administrations and organizations are traded in the public debt market. These securities are also traded at the same time on the stock market, which has a specific trading system for them. The Bank of Spain's Book-Entry Office is responsible for supervising the public debt market.

     Reporting, Accounting and Auditing. Spanish reporting, accounting and auditing standards differ substantially from US standards. In general, Spanish corporations do not provide all of the disclosure required by US law and accounting practice, and such disclosure may be less timely and less frequent than that required of US corporations.

     Size of Equity Markets. As of August 31, 1999, the total market capitalization of the Spanish equity markets was approximately EUR 298.1 billion or US$ 314.9 billion.

     The Swedish Equity Markets

     General Background. Organized trading of securities in Sweden can be traced back to 1776. Although the Stockholm Stock Exchange was founded in 1864, the real formation of a stock exchange in an international sense took place in 1901. The statutes of the Stock Exchange were modified in 1906 and, from the beginning of 1907, commercial banks were admitted as members. During the 1970s, the Stockholm market had low turnover and dull trading conditions. The market started to climb in 1980 and for several years Stockholm was one of the best performing stock markets, in terms of both price and volume growth. This regeneration of a market for risk capital was reflected in the large number of companies introduced in the early 1980s. The Stockholm Stock Exchange is structured on a membership basis, under the supervision of the Bank Inspection Board. The Board consists of 11 directors and one chief executive. The directors of the Board are elected by the Swedish government, the Association of the Swedish Chamber of Commerce, the Federation of Swedish Industries and the member companies of the Stock Exchange. There are three different markets for trading shares in Sweden. The dominant market is the A-1 list, for the largest and most heavily traded companies. The second market is the over-the-counter market, which is more loosely regulated than the official market and caters to small- and medium-sized companies. The third market is the unofficial parallel market, which deals in unlisted shares, both on and off the exchange floor. The shares most frequently traded on this market are those which have been de-listed from other markets and those that are only occasionally available for trading.

     On July 1, 1999, the Stockholm Stock Exchange and OM Stockholm merged to create the OM Stockholm Exchange - OM Stockholmsborsen AB. In addition, the Stockholm Stock Exchange and the Copenhagen Stock Exchange have signed an agreement covering a common Nordic securities market, NOREX.

     There are also two independent markets for options - the Swedish Options Market (OM) and the Swedish Options and Futures Exchange (SOFE), which offer calls, puts and forwards on Swedish stocks and stock market indices.

     Reporting, Accounting and Auditing. Swedish reporting, accounting and auditing standards differ substantially from US standards. In general, Swedish corporations do not provide all of the disclosure required by US law and accounting practice, and such disclosure may be less timely and less frequent than that required of US corporations. The basic concepts used are historical cost, going concern, accrual basis, consistency and prudence.

     Size of Equity Markets. As of August 31, 1999, the total market capitalization of the Swedish equity markets was approximately SEK 2,219.0 billion or US$ 268.7 billion.

     The Swiss Equity Markets

     General Background. There are three principal stock exchanges in Switzerland, the largest of which is Zurich, followed by Geneva and Basle. The Geneva exchange is the oldest and was formally organized in 1850. The Basle and the Zurich exchanges were founded in 1876 and 1877, respectively. The Geneva Exchange is a corporation under public law and in Zurich and Basle the exchanges are institutions under public law. There are three different market segments for the trading of equities in Switzerland. The first is the official market, the second is the semi-official market, and the third is the unofficial market. On the official market, trading takes place among members of the exchange on the official trading floors. Trading in the semi-official market also takes place on the floors of the exchanges, but this market has traditionally been reserved for smaller companies not yet officially accepted on the exchange. Unofficial market trading is conducted by members and non-members alike. Typical trading on this market involves shares with small turnover. Both listed and unlisted securities can, however, be traded on this market.

     Since July 1998, SWX has provided facilities for electronic trading in Eurobonds. Repo SWX, the first electronic market for repos with integrated clearing and settlement, was inaugurated in June 1999. In addition, SWX launched a new market segment for emerging-growth companies in July 1999, under the name SWX New Market. Eurex, the first trans-national derivatives market, is a co-operative venture between the SWX Swiss Exchange and Deutsche Borse Ag, each of which holds a 50% stake. Eurex is the largest derivative exchange in the world.

     Reporting, Accounting and Auditing. Swiss reporting, accounting and auditing standards differ substantially from US standards. In general, Swiss corporations do not provide all of the disclosure required by US law and accounting practice, and such disclosure may be less timely and less frequent than that required of US corporations.

     Size of Equity Markets. As of August 31, 1999, the total market capitalization of the Swiss equity markets was approximately CHF 978.6 billion or US$ 645.9 billion.

     The Taiwanese Equity Markets

     General Background. The Taiwan Stock Exchange, in Taipei, is the only stock exchange in Taiwan. Its roots can be traced to the Land Reform Movement of 1953. The government bought tracts of land from large landowners and paid for them with bonds and shares in government-owned companies. The need to trade those shares and bonds gradually bred the formation of a fledging over-the-counter market. As the economy prospered, the importance of a securities market was recognized. The government established the Securities Market Research Committee to study the feasibility of a formal stock market. Consequently, the Securities and Exchange Commission (SEC) was established on September 1, 1960, as a department of the Ministry of Finance. The Taiwan Stock Exchange (TSE) was founded a year later and officially commenced operation in February 1962.

     In the exchange's first year, there were 18 listed companies with an average trading volume of TWD 1,647,760. By 1963, there were 23 listed companies; by 1980, there were 100. Listings steadily increased and the market remained stable for several years. Since then, the number of brokerage firms has multiplied and limitations on foreign investors have recently been relaxed.

     Reporting, Accounting and Auditing. Taiwanese reporting, accounting and auditing standards differ substantially from US standards. In general, Taiwanese corporations do not provide all of the disclosure required by US law and accounting practice, and such disclosure may be less timely and less frequent than that required of US corporations.

     Structure of Equity Markets. As of August 31, 1999, the total market capitalization of the Taiwanese equity markets was approximately TWD 10,393.1 billion or US$ 326.4 billion.

     The United Kingdom Equity Markets

     General Background. The UK is Europe's largest equity market in terms of aggregate market capitalization. Trading is fully computerized under the SETS System for FTSE- 100 (and 83 other) stocks and the Stock Exchange Automated Quotation System (SEAQ) operates for international equities. The London Stock Exchange exists alongside Tradepoint, while there is also a network of regional offices. The London Stock Exchange has the largest volume of trading in international equities in the world.

     Reporting, Accounting and Auditing. Despite having a great deal of common purpose and common concepts, the accounting principles in the UK and the US can lead to markedly different financial statements. In the global market for capital, investors may want to know about a company's results and financial position under their own principles. This is particularly so in the US capital markets. The overriding requirement for a UK company's financial statements is that they give a 'true and fair' view. Accounting standards are an authoritative source as to what is and is not a true and fair view, but do not define it unequivocally. Ad hoc adaptations to specific circumstances may be required. In the US, financial statements are more conformed because they must be prepared in accordance with GAAP.

     Size of Equity Markets. As of August 31, 1999, the total market capitalization of the United Kingdom equity markets was approximately GBP 1,637.1 billion or US$ 2,632.4 billion.

Regional and Country-Specific Economic Considerations.
------------------------------------------------------

     Europe. In 1986, the member states of the European Union (the "Member States") signed the "Single European Act," an agreement to establish a free market. The development of a unified common European market has promoted the free flow of goods and services; however, since September 1992, Europe's monetary policy has been affected by fluctuating currencies. Additionally, 1993's tight monetary policies and high inflation caused Europe's economies to ebb into recession.

     The Maastricht Treaty on economic and monetary union (the "EMU") is intended to provide its members with a stable monetary framework. The prospect of EMU has triggered a sharp convergence of interest rates across Europe, with risk premium over the German interest rates levels having decreased. Adding to the favorable monetary conditions, the monetary easing experienced by core countries has triggered a strong depreciation of their currencies. Consequently, European activity has accelerated again in 1997.

     On January 1, 1999, the third and final stage of EMU began with the establishment of a currency union encompassing 11 of the 15 Member States of the European Union (EU) - Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain. On that date, these countries locked their exchange rates and adopted the euro as their common currency, with monetary and exchange rate policy determined by area-wide institutions. Thus, each country will give up the possibility of independent monetary and exchange rate policy.

     EMU does not change the locus of responsibility for policies other than monetary and exchange rate policies. Policies affecting external trade and the integration of internal markets were already a matter of EU competence. Fiscal and labor market policies will continue to be decided mostly at the national level, albeit subject to closer surveillance by EU institutions. The Stability and Growth Pact (SGP), agreed in June 1997, set out the procedures for surveillance of national fiscal policies, strengthening the framework provided in the Maastricht Treaty. Also, the Treaty of Amsterdam, signed in October 1997, explicitly recognized labor market policies as a matter of common concern and set out procedures for their surveillance. Except for monetary and exchange rate policies, area-wide decision making and surveillance are the responsibility of institutions of the EU as a whole. It has been agreed that ministers of euro-area countries can meet (as the Euro-11 Group), to discuss issues related to the single currency, but that formal surveillance and coordination decisions will be the prerogative of the full EU Council of Ministers (ECOFIN). The prospective euro-area rivals the United States in terms of output and trade. The delineation of monetary, fiscal, and structural policy responsibility between the euro-area institutions and national governments helps assign responsibility for these policies, but also complicates their coordination.

     Austria. Following three years of acceleration, culminating in 3.3% GDP growth in 1998, economic activity in Austria decelerated sharply in late 1998 and early 1999. The main culprit for the slowdown was the Russian crisis (which hit Austria's exports to Central and Eastern Europe) and the generalized slowing of growth in the euro area. However, there was a turnaround in foreign demand and a continuation of solid consumer-spending growth in late 1999.

     Consumer price inflation troughed at 0.2% year on year in April 1999, following a deceleration from 1.2% a year earlier, because of falling oil prices. The recovery in oil prices and the depreciation of the euro since the start of the year led to a moderate acceleration in price increases, to 0.6% in August 1999. Meanwhile, short-term interest rates declined from 3.7% in 1997 to 3.2% in 1998 and long-term interest rates fell from 5.5% in 1997 to 3.8% in 1998.

     The general government deficit was 2.1% of GDP in 1998 and 1.9% of GDP in 1997. Tax cuts for low- and middle-income households planned for 2000 may mean that the deficit could come dangerously close to the 3% Maastricht threshold. Thus, one of the first tasks of the new government will be to prevent the deficit from surpassing that level.

     Belgium.  Belgium joined the European Monetary Union on May 1, 1998.

     Belgium shows a high degree of economic openness. It is therefore extremely sensitive to economic developments abroad and, in particular, to those occurring in the EMU, as activity in Belgium fluctuates almost exactly in line with that of the euro area. The latest economic developments are no exception in that respect. Thus, in 1998, along with the rest of the euro area, Belgium faced a general slowdown of activity. Output growth slowed from a healthy 4% pace at the beginning of the year to a sluggish 1.6% by the fourth quarter. During the first two quarters of 1999, activity remained somewhat subdued, as output grew by 1.6% to1.7%. Since late 1998, general economic sentiment, as measured by the National Bank of Belgium, has been improving. Similarly, manufacturers have completely recovered from their recent sluggishness.

     The Belgian unemployment rate typically is lower than the rest of the EMU. But that gap shrunk significantly in 1997 and 1998 and now amounts to less than one percent. Total employment growth has remained strong and the unemployment rate was below 9% in fall 1999.

     Belgian consumers' prices rose by 0.9% in August and by 1.3% in September against an average of 1.2% and 1.3%, respectively, in the euro area.

     After some hard times, Belgian public finances have greatly improved. The public sector borrowing requirement has been curbed from roughly 8% of GDP in 1992 to about 1% in 1998. Similarly, the primary surplus has risen from 3.0% of GDP to 6.7%. Public debt has fallen from almost 128% of GDP in 1992 to 116% in 1998. The recovery of public finances is such that despite lower GDP growth, the budget ministry decided, in last spring's budget review, to carry on with its six-year program to cut permanently employers' social security contributions and reduce labor costs by some 6%.

     General elections were held on June 13, resulting in an historic shift of power: Jean-Luc Dehaene's Christian Democrats lost the majority in the lower house to Liberals for the first time in history. Now, Guy Verhofstadt's 'blue-red-green' coalition made of French-and-Dutch speaking Liberals, Socialists and Greens - the latter in a coalition for the first time - faces the task of restoring public confidence after a series of political scandals.

     France. Following a slowdown last winter, growth re-accelerated in the second quarter of 1999. Since then, manufacturing companies have become increasingly optimistic about trends in aggregate demand and their own production plans. In September, they signaled that output prices should cease declining for the first time since early 1996. On the demand side, retail sales jumped sharply during the summer months, led by booming durable goods sales.

     Employment growth remained surprisingly robust during the winter slowdown, due to a buoyant services sector, in which new companies, having benefitted from the deregulation of former state monopolies (such as telecoms, public utilities and media) are doing well. On the other hand, French companies have kept wage rates steady (up 1.5% year on year in the second quarter of 1999) in order to mitigate the rise in labor costs that might result from the reduction of working hours next year.

     At 0.5% on average for 1999, French inflation is among the lowest in Europe. On top of very slow wage growth, deregulation is taking its toll on retail prices every month, largely offsetting cyclical forces.

     The budget was slightly expansionary in 1999, as civil servants benefitted from pay raises based on inflation forecasts that proved to be too high. The 2000 budget signals a return to orthodoxy.

     The first two years of the government's five-year term were favorable for corporate France, despite the rise of the corporate tax rate to 40% in 1997. Large-scale privatization took place (France Telecom, Air France, Aerospatiale, Credit Lyonnais, among others) and French companies, which had been hurt by years of high real interest rates, fully reaped the benefits of EMU and its generous monetary policy. Despite promises, it is unclear whether the corporate tax rate will be cut next year. The pending reduction of the working week will make business more costly and more complicated for medium-sized companies (smaller companies will be hit only in 2001). Finally, the government is planning to make restructuring more costly and short-term labor contracts (used to encourage labor flexibility) more expensive for companies.

     Germany. Germany, the third largest economy in the world, has faced substantial economic and political challenges in the wake of reunification between West and East Germany. Previously-communist eastern Germany, which had been largely insulated from international competition, saw most of its capital stock become obsolete after the reunification. Transforming eastern Germany into a modern market economy has been more difficult and costly than anticipated initially.

     According to new measures of national accounts data, unified Germany's economic growth in the period 1991-98 was worse than previously thought. For instance, GDP rose by only 2.2% in 1998, when measured according to the new standards, as compared to 2.8% under the old measure. Since Germany's 1993 recession, annual GDP growth has averaged only 1.8% according to the new standards. An export-led, sharp deceleration of growth in the second half of 1998 resulted from the global recession, which meant that the German economy started 1999 on a weak footing.

     The Bundesbank no longer conducts an independent monetary policy, as it surrendered its monetary policy-making ability to the European Central Bank in 1999. The German government recently introduced a reform package consisting of reductions in personal and corporate income tax spending cuts. A corporate tax reform will reduce the overall tax rate on German corporate profits to 35% by 2001, from more than 56% currently.

     Italy. Italy's economic strength lies in manufacturing, mainly through networks of small and medium-sized companies, producing in particular machine tools and consumer goods. Two key service sectors are tourism and the rapidly expanding telecom industry. In the early 1990's, industry began to struggle to compete as a result of wage increases and a restrictive exchange rate policy designed to put an 'external bound' on the inflation rate. But in September 1992, the lira collapsed and was forced to leave the Exchange Rate Mechanism
(ERM). The lira recovered in 1996 and returned to the ERM by the end of that year.

     The Italian economy has been characterized in recent years by the attempt to reduce the significant public deficit, and reverse the dynamic of the public debt, which reached a peak in 1995 at 125% of GDP. These efforts were particularly strong in 1996 and 1997, in the run up to the European Monetary Union, to comply with the Maastricht rules. The attempt was successful: the public deficit was lowered to 2.7% of GDP in 1997 from 11%, which allowed Italy to joint EMU from its inception. Restrictive budget measures were, however, mainly responsible for the poor performance of the Italian economy in the 1990s (the economy grew by 1.3% on average in 1990-1998).

     The Italian unemployment rate is high (11.8%), although reforms in 1997 eased the rigidity in the labor market. As a consequence, a healthy increase in employment has taken place since the beginning of 1998 (more than 1% yearly), driven mostly by the development of part-time and short-term contracts.

     In 1992, Italy began a privatisation program by transferring major state holdings to joint stock companies as an intermediate step to total or, at least partial, floatation of those holdings on the stock exchange. Since then, Italy has performed one of the world's largest privatization programs and is still proceeding.

     Currently, after having reached the much-desired EMU target and having consolidated its public finances, the aim of the government is to rekindle with growth, while pursuing a systematic and continued reduction of the public debt.

     The Netherlands. The economic performance of the Netherlands, the fifth largest economy in the European Union, has grown impressively in the past decade. Emerging from a deep recession in the 1980s, the Netherlands' economy has become one of the fastest growing in Europe and the pace at which new jobs are generated is close to that of the United States.

     In the first half of 1999, the Dutch economy expanded by about 3% over the same period in 1998. GDP grew 0.7% in the first quarter of 1999 and by 0.8% in the second quarter, which was more than twice the expected rate. The unemployment rate is at 3.2% of the labor force. Despite a tight labor market, collective wage agreements entered into this year have provided for relatively moderate pay rises only.

     The Dutch government has announced plans to bring the budget into surplus in 2001, which would be the first surplus since 1974. Stronger-than-expected growth created leeway to cut taxes and trim the budget deficit. The Dutch government has also presented a comprehensive tax reform to be implemented in 2001, which would reduce the top income tax rate from 60% to 52% and the lowest income tax rate from 36.5% to 20%. At the same time, the VAT will be raised by
1.5 %, to 19%. The tax reform is estimated to result in a net tax relief of NLG 5 billion (0.7% of GDP), with low income earners being the main beneficiaries. In addition, the Dutch government has announced plans to cut the corporate tax rate from 35% to 30%.

     Spain. Spain's entry into the European Community in 1986 was followed by a period of rapid economic growth and sharp restructuring. Strong growth did not continue, however, and the government's restrictive monetary policy and the overvalued peseta contributed to a downturn in investment, along with a rise in unemployment, in the early 1990s. Despite the devaluation of the peseta and the easing of monetary policy in 1993, Spain slipped into its worst recession in 30 years. Economic growth has recovered since then, averaging 3.0% from 1994 to 1998. The center-right government elected in 1996 has displayed a strong ability to control public spending through structural reforms. In 1997, Spain was able to fulfill all the Maastricht criteria and was among the eleven participants in the European Monetary Union, which started at the beginning of 1999.

     The Spanish unemployment rate is currently the highest in the European Union, and unemployment is the main economic problem in Spain. In 1994 and again in 1997, reforms in the labor market were undertaken, mainly to ease the rigid regulations that govern permanent job contracts. The recent strong economic growth and new reforms to improve the flexibility of the labor market have decreased the rate of unemployment from 25% in 1994 to 16% in 1999.

     Currently, the government faces the challenges of addressing the domestic concerns of controlling inflation, at 2.4% yearly in August 1999, which was more than one percentage point above the EMU average, and consolidating the improvements in the labor market.

     Sweden. Sweden has a highly developed and successful industrial sector. The chief industries, most of which are privately owned, include textiles, furniture, electronics, dairy, metals, ship building, clothing, engineering, chemicals, food processing, fishing, paper, oil and gas, automobiles and shipping. Productivity, as measured by GDP per capita, is well above the European average, although two-thirds of GDP passes through the public sector.

     Successive governments have traditionally afforded Swedes generous benefits for unemployment, sick leave, childcare and general public welfare, along with state medical care. This extensive social welfare system has become unsustainable in recent years, notably when the economy slowed down significantly in the early 1990s, which caused large government deficits. Almost half of the personal disposable income received by Swedes resulted from transfer payments, a system for redistributing income. Since then, a massive turnaround in public finances has occurred thanks to years of fiscal restraint and an increase in economic growth. The Swedish government has announced that it plans to cut taxes within the next five years.

     The Swedish economy has weathered an export slowdown, due mostly to the currency depreciation of the third quarter of 1999. Further, the repo rate was cut 1.45% between October 1998 and March 1999.

     The Swedish central bank, the Riksbank, has a two-year forward inflation target of 1.0% to 3.0%. The upside surprises on growth and the looming tax cuts were not factored in the last inflation report, when two-years forward inflation was foreseen to remain at 2.0%. Indeed, the Riksbank has repeatedly warned that tax cuts boosting consumer spending may lead to an overexpansion of the economy.

     Switzerland. Due to its lack of raw materials, Switzerland has based its economic growth on its highly skilled labor market and technological manufacturing expertise. Switzerland's strengths lie in chemicals and pharmaceuticals, watches, precision instruments (machinery equipment), engineering, food, financial services and tourism. Additionally, its small domestic market's reliance on exports accounted for 36% of the GDP in 1994. It therefore suffered significantly from the world trade slowdown of the second half of 1998.

     While the Swiss official unemployment rate fell to 2.5% in July 1999, the underlying rate was 4.6%, i.e. above official estimates, which range between 2% and 2.5%.

     The VAT hike (from 6.5% to 7.5% on Jan 1st 1999), a tobacco tax increase and oil prices have all pushed inflation away from deflationary readings since early 1999, up to 0.9% for the year from August 1998 to August 1999.

     The United Kingdom. The UK is a large, open economy with total exports accounting for approximately 30% of GDP. The service sector's share in total GDP has been on an upward trend and now stands at about two-thirds of overall activity, as the UK has particularly strong business and financial services sector. By contrast, the manufacturing sector's share in GDP has been declining and is now estimated at just over 20%. The Bank of England was made independent in May 1997 and conducts interest rate policy consistent with reaching an inflation target (set by the government) two years hence.

     Economic growth was slow throughout most of 1998 and early 1999. Last year's slowdown in large part reflected a sharp deterioration in the net trade position, prompted by continued currency strength and a weakening in world trade and global economic growth. Net trade in 1998 fell by more than 2%. Manufacturing output slowed accordingly, exhibiting growth of only 0.4% during 1998. The sector was in technical recession in the fourth quarter of 1998, but contributed positively to output growth for the first time in a year by the second quarter of 1999. The service sector meanwhile grew by 3.7% in 1998, supported by robust activity across the range of sub-sectors, particularly within business and financial services.

     Strength in the service sector has to some extent been reflected within the expenditure components of GDP, where domestic demand remained resilient, expanding by 4.1% in 1998. Of this, just over 2% was household spending, while total fixed investment contributed a further 1.5%. Household spending expanded by an annualized rate of 5.5% during the first half of 1999. A sharp (Pounds)1.8bn de-stocking weighed on total domestic demand during the second quarter of 1999, but the underlying picture is very robust. Excluding stocks, total demand expanded by 4.4% in the year from the second quarter of 1998 to the second quarter of 1999.

     Household spending growth has been underpinned by a strong labor market. Manufacturing employment has fallen by some 5% since early 1998, but total employment has risen by more than 0.5% over the same period. The labor market has proved tighter than previously assumed. Declines in claimant count unemployment have continued, while vacancies have remained high. Thus far, inflation pressures have been subdued. The retail prices index excluding mortgage interest payments (RPIX) - the government's target measure - stood at 3.2% in the year to May 1998, but fell to just 2.1% by August. This is explained by goods price inflation, which eased from over 2% in early 1998 to a series-low of 0.5% in August 1999. This in turn reflects sterling's persistent strength, which has dragged import prices lower. From a peak of 7.5% in June 1998, the Bank of England started lowering interest rates in October, because of perceived undershooting of its inflation target. Rates bottomed at 5% in June 1999. But with upside risks to the RPIX target gathering momentum, the Bank has started a tightening cycle, raising interest rates to 5.25% in September 1999.

               Real GDP Annual Rate of Growth (annual % change)

                           1993    1994    1995    1996    1997    1998
                          ------  ------  ------  ------  ------  ------
      Austria                0.5     2.4     1.7     2.0     2.5     3.3
      Belgium               -1.5     2.6     2.3     1.3     3.0     3.0
      France                -1.3     2.8     2.1     1.6     2.3     3.2
      Germany               -1.1     2.4     1.8     0.8     1.8     2.3
      Italy                 -0.9     2.2     2.9     0.9     1.5     1.3
      Netherlands            0.8     3.2     2.3     3.1     3.6     3.8
      Spain                 -1.2     2.1     2.9     2.4     3.7     4.0
      Sweden                -2.2     3.9     3.7     1.3     1.8     2.6
      Switzerland           -0.5     0.5     0.5     0.3     1.7     2.1
      United Kingdom         2.3     4.4     2.8     2.6     3.5     2.2

          Source:   World Economic Outlook, October 1999 (International
Monetary Fund)

     Japan, the Pacific Basin, and Southeast Asia. Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the United States and Western European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making; (ii) popular unrest associated with demands for improved political, economic, and social conditions;
(iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious, and racial disaffection.

     The economies of most of the Asian countries continue to depend heavily upon international trade and, accordingly, are affected by protective trade barriers and the economic conditions of their trading partners, principally the United States, Japan, China and the European Community. The enactment by the United States or other principal trading partners of protectionist trade legislation, along with the reduction of foreign investment in the local economies and a general decline in the international securities markets, could have a significant adverse effect upon the economies and securities markets of the Asian countries.

     The success of market reforms and a surge in infrastructure spending have fueled rapid growth in many developing Asian countries. Rapidly rising household incomes have fostered large middle classes and new waves of consumer spending. The increases in infrastructure spending and consumer spending have made domestic demand the growth engine for these countries. Thus, their growth now depends less upon exports. While exports may no longer be the sole source of growth for these developing economies, improved competitiveness in export markets has contributed to growth in many of these nations. The increased productivity of many Asian countries has enabled them to achieve, or continue, their status as top exporters while improving their national living standards.

     In the fourth quarter 1997, the Southeast Asian currency markets came under severe selling pressure from abroad, as foreign investors and speculators alike have heavily sold regional currencies viewed to be overvalued. The Thai Baht was the first to come under pressure, but Indonesian, Malaysian, Phillipine, Singaporean, Taiwanese, South Korean and Hong Kong currencies have all been affected. Equity and fixed income markets have also faced selling pressure as foreign investors have been concerned with the overall financial prospects of the region.

     Among the countries at the center of the Asian crisis, Korea and Thailand have made encouraging advances toward restoring confidence and initiating recovery, although their turnarounds remain at risk, including from the external environment. The situation in Indonesia, however, remains very difficult. Malaysia has resorted to external payments controls in an effort to insulate its economy from the regional crisis. In Japan, despite substantial fiscal stimulus and new initiatives to deal with banking sector problems, significant downside risks remain. Growth in China appears to be slowing, and both the renminbi and the Hong Kong dollar have been under considerable pressure.

     Australia. After a period of high growth in 1998 and early 1999, the Australian economy began to show signs of slowing in the second quarter of 1999. Private investment growth slowed to just 2.2% (annualized) in the first half of 1999, down from an average rate of approximately 9% in 1998. Consumer demand, which fueled the economy through 1998, has remained reasonably strong. But demand for some goods, such as autos and white goods, has been distorted by the phasing-in of several tax reforms (the addition of a goods and services tax and abolition of a wholesale sales tax). Meanwhile, inflation has been relatively low. In the second quarter of 1999, Australia's consumer prices were up just 1.1% from a year earlier. The most recent national budget featured a surplus of A$5.4 billion, or about 0.9% of GDP.

     The Government, headed by John Howard, was reelected in October 1998 with a mandate to overhaul Australia's tax system. After the implementation of goods and services and personal income taxes, business tax reform is the next major item it intends to push through the legislature. The Howard Government holds 80 of 148 seats in the Lower House and 35 out of 76 seats in the Senate. The next general election is due by December 2001.

     Hong Kong. The transfer of sovereignty from Britain to China, which has created a sense of uncertainty in Hong Kong's economy, has largely been a smooth transition. Under the principle of "one country, two systems," Hong Kong is now a special administrative region (SAR) of the People's Republic of China and is empowered with a high degree of autonomy. It has retained its administrative, legislative and judicial systems. The SAR government has full control over its monetary and fiscal policies and it maintains its own customs and immigration control, separate from the mainland. Except for issues relating to national security and foreign policy, the SAR is largely run as an independent territory.

     The first chief executive of the SAR, Mr. C.H. Tung, a former shipping tycoon, has vowed to make a difference in the lives of the people of Hong Kong, by focusing his attention on the areas of housing, education and infrastructure. In the past, the chronic shortage of housing has been a strong influence on the property market. Hong Kong property prices today are among the highest in the world. Worth noting is that there is heavy exposure to the property market in Hong Kong's banking sector as well as the stock market as a whole.

     The integration of Hong Kong's economy with that of the mainland continues apace. While the integration process in the 1980's was driven by the relocation of Hong Kong's labor-intensive manufacturing sector to Southern China, the integration theme for the 1990's is that of Hong Kong becoming a service center for China's fast growing economy. A large number of mainland companies have established offices in Hong Kong as a window for interaction with the global economy. The Hong Kong financial sector is increasing its role in the intermediation of foreign funds for investment in China. Close to half of the FDI into China goes through Hong Kong. Furthermore, Hong Kong is increasingly playing a role in intermediating China's savings for investment in China. Hong Kong is well on its way in becoming a bona fide financial center for China.

     Hong Kong's economy has been in a recession since the Asian crisis that began in the second half of 1998. Deflation has been a major problem, as it has discouraged investment, postponed consumption and delayed a turnaround in the inventory cycle. Nevertheless, GDP growth seems to be recovering somewhat, as it has increased to a seasonally adjusted rate of 3.1% from the first quarter of 1999 to the second quarter of the year, as compared to an average 1998 GDP growth rate of -5.1%.

     The downward adjustment in goods and services prices in Hong Kong continues; this is the natural process of restoring competitiveness against the territory's devalued neighbors. Further, deflation deepened sharply in July and August due to cuts in housing costs resulting from concessions on rates (taxes) granted by the government. The CPI(A) declined 3.2% in the first eight months of this year.

     Despite loose liquidity conditions and the plunging of the loan-to-deposit ratio to 1991 levels, Hong Kong's banking cartel raised interest rates in August, following the Fed's latest move. Ongoing deflation has reduced the demand for and supply of new loans; outstanding domestic credit has declined by 11.7% from the peak in September 1997.

     Fiscal support remains key to Hong Kong's economy. The government ran a HK$30 billion deficit in the first four months of fiscal year 2000 following one of HK$31.5 billion (2.5% of GDP) in fiscal year 1999. The deficit has been financed primarily by foreign reserves, which totaled US$89.2 billion at the end of August. In efforts to maintain the level of foreign reserves, the government will start selling off its local stock holdings, which could curb liquidity conditions. Future sources of fiscal revenue include the privatization of water supply services and the Mass Transit Railway Corp.

     The trade deficit shrank in the first half of 1999 due to weak domestic demand and the curtailing of smuggling into China. However, the deficit started to expand again in July and August (on a year-on-year basis) as domestic demand recovered. Domestic demand recovery is key to growth going forward.

     The Hang Seng Index has been flat in the past few months. The government's plan to dispose of its local stock holdings starting in October will increase the supply of Hong Kong dollar assets.

     Japan. Japan's economic growth in the 1990s has been substantially below the levels of earlier decades. Major fiscal spending programs have brought positive growth in some years, but Japan's gross national product shrank by 2.8% in calendar 1998, its worst performance in the postwar period. A further round of major fiscal spending was implemented in late 1998. Prices are largely stable at the consumer level, even though deflation is occurring at the wholesale level, and cash earnings per worker have continued to drop in nominal terms. The unemployment rate has reached a historical peak of 4.9%.

     Despite growth problems, the Japanese economy maintains several strengths. The manufacturing sector includes some of the world's most innovative companies in the electronics and precision machinery areas, along with world leaders in automotive and machinery industries. Educational achievement levels are high in comparison with other developed nations. Public sector infrastructure is also extremely well developed.

     Nevertheless, the Japanese economy faces significant weaknesses. The financial system retains large levels of non-performing loans, which have made intermediaries conservative in lending behavior. Many corporate balance sheets remain overleveraged, with low returns on assets, compared to both some other industrial countries and to Japan's own history. The labor market is undergoing a fundamental structural change, because of the system of lifetime employment clashes with the need for increased labor mobility to adapt to new technologies and global competition. Corporate governance is also undergoing major changes, with the introduction of new accounting rules, new decision making mechanisms, and changed incentives for managers.

     Growth may continue to be hindered in 2000, due to the difficulty of expanding fiscal policy further and to the adverse effects of industrial and financial sector restructuring on business investment and wages. Investors have shown confidence, as the Japanese stock market has grown in the first nine months of 1999. The macroeconomic performance of the Japanese economy could suffer, however, as cuts in employment and investment may constrain income.

     Interest rates in the overnight market are currently at 0.03% (effectively zero), in light of the policy of the Bank of Japan to give maximum support to the economy. Nevertheless, long term bond yields have risen since the end of 1998, because of high government deficits and the hesitant attitude on the part of some institutions to buy securities with high duration risk, even if government-issued.

     The Japanese yen has fluctuated widely over the last year. At its most recent trough, the currency was Y147/US$, in September 1998, just prior to the adoption of financial sector reform bills by the Japanese Diet. After strengthening early in 1999, then weakening at mid-year, the currency has restrengthened, to Y104/US$ in mid-September 1999. Most observers view this level of the yen as strong, and likely to have adverse impacts on the Japanese economy, although neighboring Asian countries could benefit.

     The political environment is stable, with the pending formation of a three-party coalition government. The next general election (in which all seats of the Lower House are up for re-election) must occur by November 2000, within one month of the expiration of the 4 year term of the current Lower House. The next election for the Upper House is scheduled for July 2001.

     Japan has very large and active securities markets. The main stock exchange is the Tokyo Stock Exchange, where a large majority of equity transactions occur. This exchange is supported, however, by several regional exchanges, which list local companies. Fixed income securities are traded actively, usually off-exchange.

Derivative markets in Japanese securities are well developed. The securities markets are overseen by both private and public regulatory bodies. The Japan Securities Dealers Association is the main private regulatory force. In the public sector, a set of agencies under the Financial Regulatory Commission is responsible for the oversight of trading activities and inspection of securities companies.

     Reporting, accounting and auditing standards differ considerably from those in the United States. Stricter requirements have been introduced over the past decade, however, and from March 2001, the method of the International Accounting Standards system will become mandatory, as will mark-to-market valuation for marketable securities held for trading purposes. In addition, discussions are currently under way on whether to introduce a requirement that values for land based on discounted cash flow models be disclosed, along with the current book value disclosure. Auditing standards are also becoming more stringent.

     Japan's heavy dependence on international trade has been adversely affected by trade tariffs and other protectionist measures, as well as the economic condition of its trading partners. Japan subsidizes its agricultural industry since only 19% of its land is suitable for cultivation. It is only 50% self-sufficient in food production. Accordingly, it is highly dependent on large imports of wheat, sorghum and soybeans. In addition, industry, its most important economic sector, depends on imported raw materials and fuels, including iron ore, copper, oil and many forest products. Japan's high volume of exports, such as automobiles, machine tools and semiconductors, has caused trade tensions, particularly with the United States. Some trade agreements have been implemented to reduce these tensions. The relaxing of official and de facto barriers to imports, or hardships created by any pressures brought by trading partners, could adversely affect Japan's economy. A substantial rise in world oil or commodity prices could also have a negative affect. Since the Japanese economy is so dependent on exports, any fall off in exports may be seen as a sign of economic weakness, which may adversely affect the market. Japan's real GDP for the first six months of 1998 was 2.7% less than the level achieved in the first half of 1997.

     Geologically, Japan is located in a volatile area of the world and has historically been vulnerable to earthquakes, volcanoes and other natural disasters. As demonstrated by the Kobe earthquake in January of 1995, which resulted in the death of 5,000 people and billions of dollars of damage, natural disasters can be significant enough to affect the country's economy.

     Malaysia. Over the last two decades, Malaysia has experienced rapid industrialization, transforming a once commodity driven economy to one dominated by the manufacturing sector. Although commodities remain important to the Malaysian economy, where tin, rubber, palm oil, timber, oil and gas have played a leading role, the electronics sector is now the fastest growing and most important sector by far. In fact, Malaysia has become the world's third-largest producer of semiconductor devices (after the U.S. and Japan) and the world's largest exporter of semiconductor devices.

     The high rates of investment that have been required to sustain Malaysia's rapid growth have been met with high rates of domestic savings and significant inflows of foreign direct investment. This combination has been instrumental in maintaining fast growth while simultaneously limiting inflationary pressures. Although free repatriation of profits is allowed, Malaysia has experienced a high rate of reinvestment of profits from foreign direct investment.

     Until September 1, 1998 Bank Negara Malaysia (the central bank) managed the exchange value of the ringgit against a basket of foreign currencies. During the first nine months of 1998, investors sold ringgit together with other East Asian currencies because of fundamental concerns over the economic conditions within the region as reflected in the sharp contractions in some economies, including Malaysia, as well as a general deterioration in sentiment toward emerging markets, particularly following the Russian debt moratorium.

     Malaysian currency volatility and general economic deterioration led to the imposition of stringent capital controls in September 1998, including a one year prohibition on repatriation of capital and an indefinite prohibition on free transfers of securities. The prohibition on repatriation of capital was removed in February 1999 but the controls have adversely impacted foreign investors, including the Malaysia (Free) Index Fund, which suspended creations in response to the controls. This adversely affected the trading market for the Malaysia
(Free) Index Fund.

     After contracting for five consecutive quarters, the Malaysian economy returned to 4.1% growth in the second quarter of 1999. The GDP decline was a severe 7.5% in 1998. The decline was particularly marked in the second half of the year, at 10.6%. The expansionary monetary and fiscal policies implemented since the second half of 1998 set the stage for economic recovery in 1999.
Added to this, the turnaround in global trade, especially electronics goods, acted as a catalyst for economic recovery. A 38.3% growth in electronics exports boosted overall export growth by 15.8% in the second quarter of 1999 and 28.9% in July.

     Consumer prices have been quite stable since the beginning of the year. However, on a year-on-year basis, inflation has declined steadily from 4% in the first quarter to 2.4% in the July-August period. At this point, inflationary pressure is still a non-issue. Year-to-date, inflation averaged 3.1%.

     Monetary policy has been easing. Since the third quarter of 1998, the central bank has cut the official three-month intervention rate nine times, for a total cut of 5.5%. Most of the rate cuts were implemented between August and November 1998. The statutory reserve requirement was cut by 6% during the third quarter of 1998. The stringent rate cut effectively pushed down market interest rates. The three-month interbank rate fell to a record low of 3.2% recently, down from the peak of 11% in 1998.

     After a 1.8% fiscal deficit in 1998, the Malaysian government budgeted for a deeper deficit of 5.4% in 1999. This was due to a 9.3% increase in government expenditure in nominal terms. In real terms, government consumption rose 13.9% in the first half of 1999, against declines of 5.5% in the first half of 1998 and 9.5% in the second half of 1998.

     The government pegged the ringgit at an undervalued rate of M$3.8:US$1 on September 1, 1998. The undervaluation of the currency has supported export growth. US dollar exports returned to growth starting from October last year, half a year earlier than the export recovery in other Asian economies. Export competitiveness has improved over time. Exports measured in US dollars rose 4.5% in the first quarter of 1999 and accelerated to 15.8% in the second quarter of 1999. In July, exports surged 28.2%, led mainly by 56% growth in electronics exports. Malaysia produces and packages about one-third of the world's semiconductors and benefits from the strong demand for electronics worldwide.

     Singapore. Singapore has become a high-income, highly industrialized country though rapid growth in its manufacturing sector due largely to significant foreign investment. Of particular importance is the electronics industry in which Singapore is the leading producer of disk drives. The financial and business services sector has also experienced recent growth, while the mining and agriculture sectors are of minimal importance. Oil refining and chemical industries have long been important and recently a significant pharmaceutical sector has emerged. Since 1987, annual growth has been high, ultimately reaching 10% in 1993 and 1994 and 9% in 1995. This sustained annual growth can be attributed to high investment and exports. Personal consumption growth has been low, which makes Singapore the highest saving country in the world.

     The government has followed an interventionist economic policy with respect to its individual industries. To instill faith in its interventionist policies, the government has sought to maintain economic stability. The taxes are relatively high, but rates are stable. Monetary policy has aimed at keeping inflation low by using the exchange rate as the main instrument. Labor market pressure has been controlled by setting limits on the percentage of foreign labor employed and applying a levy on employers of foreign labor. In addition, the government, recognizing that land use is a constraint on growth, has sought to make existing land use more efficient.

     The government directly holds stakes in individual companies across the board, from high-tech defense contractors to low-tech service businesses. The government also holds indirect stakes in firms through a number of agencies. Such government ownership interests may discourage the development of private firms due to fears that the government entities may be given certain advantages not available to private entities. Some privatization of state-owned businesses is ongoing, however, such as the telephone business and certain other utilities.

     As a small open economy, Singapore is particularly vulnerable to external shocks. The Asian crisis that crushed its neighbors caused the economy to shrink for two quarters in 1998. The economy has returned to growth since the first quarter of 1999, led by the manufacturing sector. In the second quarter of 1999, GDP growth accelerated to 6.7%. Although the recovery is becoming more broad-based, not every sector is doing well.

Consumer confidence resumed quickly as the rate of retrenchment slowed substantially. External demand is recovering gradually but the investment sector is still shrinking. Weak demand for disk drives and Indonesia's political situation pose two big risks to the Singaporean economy.

     The 11-month deflation spiral ended in April. Since then, the CPI has risen moderately, averaging 0.4% for the three months through July. The import price index registered four straight months of growth from April to July.

     Singapore opts to control its exchange rate. This decision is based on the economy's openness. By controlling the exchange rate, it is easier to attain the objective of monetary policy -- price stability. The exchange rate policy was eased at the height of the crisis to cushion the economy from adverse shocks. This year, the trade-weighted exchange rate index (TWI) has returned to the pre-crisis level. The exchange rate band has also narrowed as the crisis has subsided. By ceding control of monetary aggregates, domestic interest rates are moving in line with foreign interest rates. The spread between the three-month interbank rate and the Federal Funds rate widened to about 8% at one stage; it has since returned to its historical level of around 3%.

     The Singapore government has historically been prudent in its fiscal policy, keeping fiscal expenditure below 20% of GDP. In response to the Asian crisis, the government announced two stimulus packages in 1998 -- a S$2 billion off-budget package and a S$10.5 billion cost-cutting package. The cost-cutting package has an impact on the current budget, raising government expenditure to 20.5% of GDP in fiscal year 1999 from 19.6% in fiscal year 1998.

     Singapore's competitive advantage is in producing electronics goods. Electronics goods account for about half of total manufacturing production and two-thirds of domestic exports. The external trade account is, therefore, highly sensitive to the global electronics cycle. Global electronics demand has revived due to Year 2000 computer adaptability issues. Electronics production rose 14% in the first quarter of 1999 and 23% in the second quarter of 1999. In July, it accelerated to 34%. However, strong electronics production failed to boost electronics exports. Exports of electronics goods rose a mere 1.4% in the second quarter of 1999. Although they accelerated to 13% in July, exports slowed again to 6.1% in August. Non-electronics goods, however, have become the main driver for Singapore's overall export growth. After enjoying 18 months of trade surplus, the external trade account reverted to a deficit for July and August.

     South Korea. The South Korean economic recovery has gained momentum. After recording 4.6% GDP growth in the first quarter of 1999, in August the government announced stronger 9.8% GDP growth for the second quarter of the year.

     Despite rising oil and commodity prices, inflation remained subdued during the first eight months of 1999, averaging 0.6% for the period. Import prices have risen faster recently, however.

     In response to the Daewoo liquidity crunch and market uncertainty about possible runs on investment trust companies (ITCs), the government has committed to keep the official overnight call rate at the current level to help stabilize long-term interest rates. In case of a liquidity squeeze, the central bank will supply liquidity to narrow the spread between long-term and short-term interest rates. The overnight call rate has been quite stable over the last four months but the corporate bond yield has been under pressure. Since Daewoo's insolvency was exposed in mid-July, the spread between the 3-year corporate bond yield and the overnight call rate has increased by 2.25%.

     The government has budgeted for a W22 trillion deficit this year, equivalent to 5% of GDP. As the economy has recovered faster than expected, tax revenue collected has been higher than the government's original projection. Government outlays will continue to focus on social safety net and financial sector restructuring. The government now expects the budget deficit to narrow to 4% this year and 3.5% for 2000, and seeks a balanced budget in 2003.

     Moving to the third quarter of 1999, the external account improved substantially. Double-digit export growth rates have been recorded since June. Import growth rates have been even stronger, rising by more than 30%. The collapse of imports in 1998 forced many firms to deplete their stocks. As export orders mount, firms have the incentive to increase imports of raw materials in machinery. South Korea now imports about US$10 billion a month, still considerably lower than the monthly rate of US$12 billion before the crisis. Stronger imports have resulted in a shrinking trade surplus, and hence a narrowing current account surplus.

     Taiwan. The Central Bank has maintained an eased monetary policy in recent times. This has not fueled inflation. The New Taiwan dollar has strengthened against the US dollar. The government has tightened controls on the foreign-exchange market. The budget deficit has eased.

     The government has revised its forecast for economic growth in 1999 to at least 5.5%. Private consumption indicators have remained weak. New domestic investment fell by 12.5% year on year in January-June 1999.

     The electronics sector has continued to perform strongly in 1999. Housing construction performance has been mixed. A delay in a national high-speed rail project has harmed construction companies.

     Consumer prices have remained subdued and wholesale prices have continued to fall through September 30, 1999. Unemployment rose to 2.9% in June 1999, owing both to weaker domestic demand and technological innovations that reduce the need for workers.

     Non-performing loan ratios have remained high. The government announced in May that all state banks would be privatized by 2002. Foreign banks have established themselves in areas such as derivatives. Foreigners were net buyers of Taiwan stocks, in the amount of NT$140bn (US$4.3bn) in January-June 1999. The government intervened in July to prop up the stock market after military threats from China caused a sharp fall in the TAIEX.

     Merchandise exports rose by 5.4% year-on-year in US dollar terms in January-July 1999. Merchandise imports have also started to revive. The merchandise trade surplus totalled US$6.7bn in the first seven months of 1999, nearly triple the level recorded in the same period in 1998. The current-account surplus rose to US$1.7bn in the second quarter of 1999. Merchandise trade with China has remained strong.

               Real GDP Annual Rate of Growth (annual % change)

                         1993    1994    1995    1996    1997    1998
                        ------  ------  ------  ------  ------  ------
         Australia         3.8     5.0     4.4     4.0     3.9     5.1
         Hong Kong         6.1     5.4     3.9     4.5     5.3    -5.1
         Japan             0.3     0.6     1.5     5.1     1.4    -2.8
         Malaysia          8.4     9.3     9.4     8.6     7.7    -6.7
         Singapore        12.8    11.4     8.2     7.5     9.0     0.4
         South Korea       5.5     8.3     8.9     6.8     5.0    -5.8
         Taiwan            6.3     6.5     6.0     5.7     6.8     4.9

          Source: World Economic Outlook, October 1999 (International Monetary Fund)

     Brazil. Brazil is Latin America's largest economy and the world's tenth largest. Manufacturing is the dominant industrial sector, generating 24% of GDP, followed by agriculture at 12%; services represent 55% of GDP. In the period from 1994 to 1998, annualized economic growth averaged 3.1%. Growth ended in mid-1998, as fears of contagion from Russia caused a sharp loss of liquidity through capital flight. The economy contracted 2.1% in the fourth quarter of 1998, bringing growth for the year to 0.1%. The economy fell 0.7% in the first half of 1999, following January's currency devaluation.

     The real stood at R$1.21/US$ at the end of 1998. Growing concerns over the sustainability of the real's crawling peg exchange rate resulted in the devaluation of the currency on January 13. By March 1, the currency had fallen to R$2.13/US$, but it then rallied to R$1.66/US$ in early May. Concerns about fiscal progress at home and general global concerns weakened the currency again, to near R$2/US$ by mid-August.

     Inflation tumbled from more than 2500% per annum in 1994 to 1.7% in 1998. The January 1999 currency devaluation caused inflation to surge to 3.6% in February, but it receded quickly thereafter.

     Despite tight control of monetary aggregates, real rates of interest have decreased, with lower foreign exchange risk and reduced risk of an inflation surge. Real rates of interest declined from 40% at the end of the first quarter of 1999 to roughly 15% by mid-August. Further, after several failed attempts, Congress passed fiscal adjustment measures in January-February 1999, after years of delay.

          Brazilian Real GDP Annual Rate of Growth (annual % change)

                                 1998     0.1
                                 1997     3.7
                                 1996     2.8
                                 1995     4.2
                                 1994     5.9
                                 1993     4.9

          Source:  World Economic Outlook, October 1999 (International Monetary
Fund)

     Canada. The Canadian economy has performed well in recent quarters, expanding at a 3.75% annualized pace in the first half of 1999. Growth in the first half of 1999 was evenly balanced between the domestic and net export sectors. Initial indicators suggest that the economy continued to expand in the 4% to 4.5% range in the second half of 1999, on average.

     Underlying inflation pressure remains benign in Canada. The "core" CPI inflation rate, which excludes food and energy prices, was 1.6% in August, at roughly the mid-point of the Bank of Canada's 1% to 3% target band for core inflation.

     The Bank of Canada's primary policy objective is to target core inflation, i.e. keep it to within a range of 1% to 3%. To achieve this goal, the authorities have traditionally relied on their estimates of potential output (and the output gap) to determine the inflation outlook. However, as the economy nears theoretical levels of full capacity, the Bank has announced that it will put increased emphasis on other measures of inflation and capacity pressures. Meanwhile, the weak Canadian dollar has remained below US 69c (CAD 1.45).

     Canada's Federal budget was balanced in 1997 and is forecast to remain in balance for the next two years. Additionally, all ten provinces are expected to post balanced budgets by 2000. This may speed a decline in Canada's public sector debt-to-GDP ratio, which was 98% of GDP in 1997.

     Separation politics seems to be on hold as Quebeckers seem more concerned about employment growth and the provision of government services. One issue that continues to rise to the surface nationally is whether Canada should enter a currency union with the United States.

           Canadian Real GDP Annual Rate of Growth (annual % change)

                                 1998     3.1
                                 1997     4.0
                                 1996     1.7
                                 1995     2.8
                                 1994     4.7
                                 1993     2.3

          Source:  World Economic Outlook, October 1999 (International Monetary
Fund)

     Mexico. Mexico's economy is the second largest in Latin America. Post-NAFTA integration with the U.S. has been the engine for growth in the Mexican economy since the peso crisis of 1994-95. GDP growth was 7.0% in 1997 and 4.8% in 1998.

     Mexican inflation is sensitive to both monetary and exchange-rate policy. In 1998, higher-than-expected inflation of 18.6%, up from 15.7% in 1997, was generated by currency weakness, the decontrol of tortilla prices, and higher crop prices due to El Nino. Real wages fell sharply in the 1995 recession and had recovered only slightly by the end of the third quarter of 1999. The strength of the peso, weak demand, and an ongoing restrictive monetary policy have helped restrain inflation.

     The peso is a floating currency that was priced at M$9.4/US$ at the end of summer 1999. The peso ended 1998 at M$9.91/US$, down 23.0% for the year in nominal terms. The peso's history since the late-1994 devaluation is a mixture of periods of remarkable stability interwoven with episodes of sudden moves to either weaker or stronger levels. Further, since the 1994 devaluation, Mexico has assiduously adhered to tight monetary targets.

     Timely fiscal cuts and very strong oil prices have helped the government adhere to its 1.25% of GDP fiscal target for 1999. The cost of a bank support program boosts actual deficit spending by about 1% of GDP per annum, but the overall fiscal policy is prudent. The government reportedly is pushing for a 1% deficit in 2000 and for a real spending hike of 5%.

           Mexican Real GDP Annual Rate of Growth (annual % change)

                                 1998     4.6
                                 1997     7.0
                                 1996     5.2
                                 1995    -6.2
                                 1994     4.4
                                 1993     2.0

          Source:  World Economic Outlook, October 1999 (International Monetary
Fund)

     South Africa. The South African economy is recovering slowly. 1999 second-quarter GDP gained 0.4% from the first quarter of 1999, following a 0.2% rise in the first quarter of the year. In the first half of 1999, GDP grew 0.4% from the second half of last year, while final sales grew by 1.1%.

     Inflation in August declined to 3.2%. The decline, from almost 9% at the beginning of the year, is due mainly to the effect of a 6% decline in mortgage rates in 1999. Further, core inflation declined from 8.2% in July to 7.9% in August.

     Last year's state budget constituted 3.3% of GDP, compared with an original target of 3.5% of GDP. Furthermore, the publication of the first inter-governmental fiscal review revealed that the country's nine provinces managed to run a combined surplus of R 1.1 billion in fiscal 1998-1999, a significant improvement from the deficit of R 5.8 billion in the previous fiscal year, suggesting that fiscal austerity has extended beyond the central government.

     On September 23, 1999, commercial banks cut the prime rate by 1% to 15.5%. The cut followed an accelerated pace of cuts in the official repo rate. This accelerated pace is underscored by the economic data and the economy appears to be recovering.

     A rally in the price of gold, beginning with the second gold auction by the Bank of England, highlighted improved sentiment in the gold market and supported the rand. Finally, despite sharp interest rate cuts in recent months, bond-market performance has continued to be disappointing.

    South African Real GDP Annual Rate of Growth (annual % change)

                                 1998     0.6
                                 1997     2.5
                                 1996     4.2
                                 1995     3.1

        South African Real GDP Annual Rate of Growth (annual % change)

                                 1994     3.2
                                 1993     1.2

        Source: World Economic Outlook, October 1999 (International Monetary
Fund)

     The United States. The United States economy has grown consistently in the 1990s, while inflation has been kept to favorable levels in the last two years. Recently, GDP has grown in the U.S. at a rate of 3.9% in both 1997 and 1998, while inflation, measured by the Consumer Price Index, grew by 2.3% in 1997 and 1.5% in 1998.

     While corporate profits, after tax, grew substantially in 1997, at a rate of 7.5%, they slipped somewhat in 1998, to -2.2%, due mainly to the effects of the world-wide slowdown caused by Russia's default on bond payments in August 1998 and the Asian recession that hindered world markets generally in the second half of 1998.

     Meanwhile, U.S. economic expansion in the 1990s led to the first U.S. federal government surplus in decades: 0.8% of GDP in 1998. The federal budget deficit had already begun to show signs of turning in 1997, when it was reduced to -0.3%. The Federal Reserve's monetary policy continued to be favorable to economic expansion in recent years, as the Federal Funds Rate was 5.5% in 1997 and 4.75% in 1998. The Federal Reserve increased its lending rate slightly to 5.25% in September 1999 to ameliorate inflationary concerns, but the U.S. equity markets did not immediately slow as a result.

     U.S. bond markets were relatively flat. The 30-year Treasury Bond yield was 5.95% at the end of 1997 and 5.15% at the close of 1998, and increased somewhat by September 1999 to approximately 6.0%.

        United States Real GDP Annual Rate of Growth (annual % change)

                                 1998     3.9
                                 1997     3.9
                                 1996     3.5
                                 1995     2.3
                                 1994     3.5
                                 1993     2.3

        Source: World Economic Outlook, October 1999 (International Monetary
Fund)

                                THE MSCI INDICES

     In General. The Indices were founded in 1969 by Capital International S.A.
     ----------
as the first international performance benchmarks constructed to facilitate accurate comparison of world markets. Morgan Stanley acquired rights to the Indices in 1986. In November 1998, Morgan Stanley transferred all rights to the MSCI Indices to Morgan Stanley Capital International Inc. ("MSCI"), a Delaware corporation of which MSDW is the majority owner. The MSCI Indices have covered the world's developed markets since 1969, and in 1988, MSCI commenced coverage of the emerging markets.

     Although local stock exchanges have traditionally calculated their own indices, these are generally not comparable with one another, due to differences in the representation of the local market, mathematical formulas, base dates and methods of adjusting for capital changes. MSCI applies the same criteria and calculation methodology across all markets for all indices, developed and emerging.

     MSCI Indices are notable for the depth and breadth of their coverage. MSCI generally seeks to have 60% of the capitalization of a country's stock market reflected in the MSCI Index for such country. Thus, the MSCI Indices balance the inclusiveness of an "all share" index against the replicability of a "blue chip" index.

     Weighting. All single-country MSCI Indices are market capitalization
     ---------
weighted, i.e., companies are included in the indices at their full market value (total number of shares issued and paid up, multiplied by price). MSCI believes full market capitalization weighting is preferable to other weighting schemes for both theoretical and practical reasons.

     MSCI calculates two indices in some countries in order to address the issue of restrictions on foreign ownership in such countries. The additional indices are called "free" indices, and they exclude companies and share classes not purchasable by foreigners. Free indices are currently calculated for Brazil, China, Indonesia, Malaysia, Mexico, the Philippines, Singapore and Thailand, and for those regional and international indices which include such markets.

     Indonesia, Malaysia, Singapore and Thailand currently impose foreign ownership limits on domestic stock, and when the foreign ownership limit is reached, foreigners may only trade with other foreigners, frequently at a price that is higher than the price available to domestic investors. The Free Indices for such countries are designed to reflect the actual investment conditions for international investors by using the foreign prices for stocks where relevant. The Free Indices for Indonesia, Malaysia, Singapore and Thailand will use foreign prices only when a foreign ownership limit is reached on a constituent stock and a determination is made that there is sufficient long-term liquidity at the foreign price. To compensate for the distorting inflation of a company's weight that may occur as a result of using the higher foreign prices for its shares, a compensating factor called a Free Market Capitalization Factor ("FMCF") may be applied to the total number of shares of a "foreign priced" constituent stock in the respective Index. A FMCF is the approximate ratio of domestic price to foreign price and is applied in an effort to align the free market capitalization weight with the domestic market capitalization weight.

     Regional Weights. Market capitalization weighting, combined with a consistent target of 60% of market capitalization, helps ensure that each country's weight in regional and international indices approximates its weight in the total universe of developing and emerging markets. Maintaining consistent policy among MSCI developed and emerging market indices is also critical to the calculation of certain combined developed and emerging market indices published by MSCI.

     Selection Criteria
     ------------------

     The Universe of Securities. The constituents of a country index are selected from the full range of securities available in the market, excluding issues which are either small or highly illiquid. Non-domiciled companies and investment trusts are also excluded from consideration. After the index constituents are chosen, they are reclassified using MSCI's schema of 38 industries and 8 economic sectors in order to facilitate cross-country comparisons.

     The Optimization Process. The process of choosing index constituents from the universe of available securities is consistent among indices. Determining the constituents of an index is an optimization process which involves maximizing float and liquidity, reflecting accurately the market's size and industry profiles and minimizing cross-ownership. The optimization variables and their targets are:

         Market Coverage            Target 60% of market
         Industry Representation    Mirror the local market
         Liquidity                  Maximize
         Float                      Maximize
         Cross-Ownership            Avoid/Minimize
         Size                       Sample with size characteristics of universe

     Coverage. To reflect accurately country-wide performance as well as the performance of industry groups, MSCI aims to capture 60% of total market capitalization at both the country and industry level. To reflect local market performance, an index should contain a percentage of the market's overall capitalization sufficient to achieve a high level of tracking. The greater the coverage, however, the greater the risk of including securities which are illiquid or have restricted float. MSCI's 60% coverage target reflects a balance of these considerations.

     Industry Representation. Within the overall target of 60% market coverage, MSCI aims to capture 60% of the capitalization of each industry group, as defined by local practice. MSCI believes this target assures that the index reflects the industry characteristics of the overall market and permits the construction of accurate industry indices.

     MSCI may exceed the 60% of market capitalization target in the index for a particular country because, e.g., one or two large companies dominate an industry. Similarly, MSCI may underweight an industry in an index if, e.g., the companies in such industry lack good liquidity and float, or because of extensive cross-ownership.

     Liquidity. Liquidity is measured by trading value, as reported by the local exchanges. Trading value is monitored over time in order to determine "normal" levels exclusive of short-term peaks and troughs. A stock's liquidity is significant not only in absolute terms (i.e., a determination of the market's most actively traded stocks), but also relative to its market capitalization and to average liquidity for the country as a whole.

     Float. Float, or the percentage of shares freely tradeable, is one measure of potential short-term supply. Low float raises the risk of insufficient liquidity. MSCI monitors float for every security in its coverage, and low float may exclude a stock from consideration. However, float can be difficult to determine. In some markets good sources are generally not available. In other markets, information on smaller and less prominent issues can be subject to error and time lags. Government ownership and cross-ownership positions can change over time, and are not always made public. Float also tends to be defined differently depending on the source. MSCI seeks to maximize float. As with liquidity, float is an important determinant, but not a hard-and-fast screen for inclusion of a stock in, or exclusion of a stock from, a particular index.

     Cross-ownership. Cross-ownership occurs when one company has an ownership position in another. In situations where cross-ownership is substantial, including both companies in an index may skew industry weights, distort country-level valuations and over-represent buyable opportunities. An integral part of MSCI's country research is identifying cross-ownerships in order to avoid or minimize them. Cross-ownership cannot always be avoided, especially in markets where it is prevalent. When MSCI makes exceptions, it strives to select situations where the constituents operate in different economic sectors, or where the subsidiary company makes only a minor contribution to the parent company's results.

     Size. MSCI attempts to meet its 60% coverage target by including a representative sample of large, medium and small capitalization stocks, in order to capture the sometimes disparate performance of these sectors. In the emerging markets, the liquidity of smaller issues can be a constraint. At the same time, properly representing the lower capitalization end of the market risks overwhelming the index with names. Within these constraints, MSCI strives to include smaller capitalization stocks, provided they exhibit sufficient liquidity.

     Calculation Methodology. All MSCI Indices are calculated daily using
     -----------------------
Laspeyres' concept of a weighted arithmetic average together with the concept of "chain-linking," a classical method of calculating stock market indices. The Laspeyres method weights stocks in an index by their beginning-of-period market capitalization. Share prices are "swept clean" daily and adjusted for any rights issues, stock dividends or splits. Most MSCI Indices are currently calculated in local currency and in U.S. dollars, without dividends, with gross dividends reinvested and with net dividends reinvested. With the exception of the iShares MSCI Mexico (Free) Index Fund (where the MSCI Mexico (Free) Index with gross dividends reinvested is utilized), the Company's Index Funds utilize MSCI Indices calculated with net dividends reinvested. "Net dividends" means dividends after reduction for taxes withheld at source at the rate applicable to holders of the underlying stock that are resident in Luxembourg. With respect to the iShares MSCI Australia, Austria and Germany Index Funds, such withholding rate currently differs from that applicable to United States residents. So-called "un-franked" dividends from Australian companies are withheld at a 30% rate to Luxembourg residents and a 15% rate to the iShares MSCI Australia Index Fund (there is no difference in the treatment of "franked" dividends). Austrian companies impose a 15% dividend withholding on Luxembourg residents and an 11% rate on the iShares MSCI Austria Index Fund. German companies impose a 15% dividend withholding on Luxembourg residents and a 10% rate on the iShares MSCI Germany Index Fund. "Gross dividends" means dividends before reduction for taxes withheld at source.

     Dividend Treatment. In respect of developed markets, MSCI Indices with
     ------------------
dividends reinvested constitute an estimate of total return arrived at by reinvesting one twelfth of the year end yield at every month end.

     In respect of emerging markets, MSCI has constructed its indices with dividends reinvested as follows:

     . In the period between the ex date and the date of dividend reinvestment, a dividend receivable is a component of the index return.
     .    Dividends are deemed received on the payment date.
     . To determine the payment date, a fixed time lag is assumed to exist between the ex date and the payment date. This time lag varies by country, and is determined in accordance with general practice within that market.
     . Reinvestment of dividends occurs at the end of the month in which the payment date falls.

     Price and Exchange Rates.
     ------------------------

     Prices. Prices used to calculate the MSCI Indices are the official exchange closing prices. All prices are taken from the dominant exchange in each market. In countries where there are foreign ownership limits, MSCI uses the price quoted on the official exchange, regardless of whether the limit has been reached.

     Exchange Rates. MSCI uses WM/Reuters Closing Spot Rates for all developed and emerging markets except those in Latin America. The WM/Reuters Closing Spot Rates were established by a committee of investment managers and data providers, including MSCI, whose object was to standardize exchange rates used by the investment community. Exchange rates are taken daily at 4 p.m. London time by the WM Company and are sourced whenever possible from multi-contributor quotes on Reuters. Representative rates are selected for each currency based on a number of "snapshots" of the latest contributed quotations taken from the Reuters service at short intervals around 4 PM. WM/Reuters provides closing bid and offer rates. MSCI uses these to calculate the mid-point to 5 decimal places.

     MSCI continues to monitor exchange rates independently and may, under exceptional circumstances, elect to use an alternative exchange rate if the WM/Reuters rate is believed not to be representative for a given currency on a particular day. Because of the high volatility of currencies in some Latin American countries, MSCI continues to use its own timing and sources for these markets. The exchange rate for the MSCI Mexico (Free) Index is that prevailing as of 3:00 p.m. Eastern time.

     Changes to the Indices. In changing the constituents of the indices, MSCI
     ----------------------
attempts to balance representativeness versus undue turnover. An index must represent the current state of an evolving marketplace, yet at the same time minimize turnover, which is costly as well as inconvenient for managers.

     There are two broad categories of changes to the MSCI Indices. The first consists of market-driven changes such as mergers, acquisitions, bankruptcies, etc. These are announced and implemented as they occur. The second category consists of structural changes to reflect the evolution of a market, for example due to changes in industry composition or regulations. In the emerging markets, index restructurings generally take place every one year to eighteen months. Structural changes may occur only on four dates throughout the year: the first business day of March, June, September and December. They are preannounced at least two weeks in advance.

     Additions. Restructuring an index involves a balancing of additions and deletions. To maintain continuity and minimize turnover, MSCI is reluctant to delete index constituents, and its approach to additions is correspondingly stringent. As markets grow because of privatizations, investor interest, or the relaxation of regulations, index additions (with or without corresponding deletions) may be needed to bring industry representations up to the 60% target. Companies are considered not only based on their broad industry, but also based on their sub-sector, in order to achieve, if possible, a broader range of economic activity. Beyond industry representativeness, new constituents are selected based on the criteria discussed above, i.e. float, liquidity, cross-ownership, etc.

     New Issues. In general, new issues are not eligible for immediate inclusion in the MSCI Indices because their liquidity remains unproven. Usually, new issues undergo a "seasoning" period of one year to eighteen months between index restructurings until a trading pattern and volume are established. After that time, they are eligible for inclusion, subject to the criteria discussed above (industry representation, float, cross-ownership, etc.).

     In the emerging markets, however, it is not uncommon that a large new issue, usually a privatization, comes to market and substantially changes the country's industry profile. In exceptional circumstances, where the issue's size, visibility and investor interest assure high liquidity, and where excluding it would distort the characteristics of the market, MSCI may decide to include it immediately in the indices.

     In other cases, MSCI may decide not to include a large new issue even in the normal process of restructuring, and in spite of its substantial size and liquidity.

     Deletions. MSCI's primary concern when considering deletions is the continuity of the indices. Of secondary concern are the turnover costs associated with deletions. The indices must represent the full investment cycle, including bear as well as bull markets. Out-of-favor stocks may exhibit declining price, market capitalization or liquidity, and yet continue to be good representatives of their industry.

     Companies may be deleted because they have diversified away from their industry classification, because the industry has evolved in a different direction from the company's thrust, or because a better industry representative exists (either a new issue or an existing company). In addition, in order not to exceed the 60% target coverage of industries and countries, adding new index companies may entail corresponding deletions. Usually such deletions take place within the same industry, but there are occasional exceptions.

     Each of the MSCI Indices utilized as the benchmark for an Index Fund is calculated reflecting dividends reinvested. With the exception of the iShares MSCI Mexico (Free) Index Fund, the Index Funds utilize MSCI Indices calculated with net dividends reinvested. MSCI refers to each of its Indices calculated reflecting net dividends reinvested as the "MSCI [relevant country] Index (with net dividends reinvested)."

                            INVESTMENT LIMITATIONS

     The Company has adopted the following investment restrictions as fundamental policies with respect to each Index Fund. These restrictions cannot be changed with respect to an Index Fund without the approval of the holders of a majority of such Index Fund's outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of an Index Fund means the vote, at an annual or a special meeting of the security holders of the Company, of the lesser of (1) 67% or more of the voting securities of the Index Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Index Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Index Fund. An Index Fund may not:

     1.   Change its investment objective;

     2. Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it is permitted to invest (including participation interests in such securities or obligations) and except that an Index Fund may lend its portfolio securities in an amount not to exceed 33% of the value of its total assets;

     3. Issue senior securities or borrow money, except borrowings from banks for temporary or emergency purposes in an amount up to 33% of the value of the Index Fund's total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, and the Index Fund will not purchase securities while borrowings in excess of 5% of the Index Fund's total assets are outstanding, provided, that for purposes of this restriction, short-term credits necessary for the clearance of transactions are not considered borrowings;

     4. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. (The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to initial or variation margin for currency transactions and futures contracts will not be deemed to be pledges of the Index Fund's assets);

     5. Purchase a security (other than obligations of the United States Government, its agencies or instrumentalities) if as a result 25% or more of its total assets would be invested in a single issuer;

     6. Purchase, hold or deal in real estate, or oil, gas or mineral interests or leases, but an Index Fund may purchase and sell securities that are issued by companies that invest or deal in such assets;

     7. Act as an underwriter of securities of other issuers, except to the extent the Index Fund may be deemed an underwriter in connection with the sale of securities in its portfolio;

     8. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, except that an Index Fund may make margin deposits in connection with transactions in currencies, options, futures and options on futures;

     9.   Sell securities short; or

     10. Invest in commodities or commodity contracts, except that an Index Fund may buy and sell currencies and forward contracts with respect thereto, and may transact in futures contracts on securities, stock indices and currencies and options on such futures contracts and make margin deposits in connection with such contracts.

     Industry concentration. With respect to the two most heavily weighted industries or groups of industries in its benchmark MSCI Index, an Index Fund will invest in securities (consistent with its investment objective and other investment policies) so that the weighting of each such industry or group of industries in the Index Fund does not diverge by more than 10% from the respective weighting of such industry or group of industries in its benchmark MSCI Index. An exception to this policy is that if investment in the stock of a single issuer would account for more than 25% of the Index Fund, the Index Fund will invest less than 25% of its net assets in such stock and will reallocate the excess to stock(s) in the same industry or group of industries, and/or to stock(s) in another industry or group of industries, in its benchmark MSCI Index. Each Index Fund will evaluate these industry weightings at least weekly, and at the time of evaluation will adjust its portfolio composition to the extent necessary to maintain compliance with the above policy. An Index Fund may not concentrate its investments except as discussed above. This policy is a fundamental investment policy and may not be changed without the approval of a majority of an Index Fund's shareholders.

     As of March 31, 2000, as a result of this policy with respect to industry concentration, the following Index Funds were concentrated (that is, invested 25% or more of the value of their assets) in the specified industries:

            Index Fund                   Industry or Industries
          -------------------------------------------------------------------
            Austria                      Banks
            Canada                       Communications Equipment
            Hong Kong                    Diversified Financials
            Italy                        Diversified Telecommunication Services
            Singapore (Free)             Banks
            Switzerland                  Pharmaceuticals

     In addition to the investment restrictions adopted as fundamental policies as set forth above, each Index Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. An Index Fund will not:

     1. Invest in the securities of a company for the purpose of exercising management or control, or in any event purchase and hold more than 10% of the securities of a single issuer, provided that the Company may vote the investment securities owned by each Index Fund in accordance with its views; or

     2. Hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Index Fund has valued the investment.

     For purposes of the percentage limitation on each Index Fund's investments in illiquid securities, with respect to each Index Fund, foreign equity securities, though not registered under the Securities Act of 1933 (the "Securities Act"), are not deemed illiquid if they are otherwise readily marketable. Such securities ordinarily are considered to be "readily marketable" if they are traded on an exchange or other organized market and are not legally restricted from sale by the Index Fund. The Adviser monitors the liquidity of restricted securities in each Index Fund's portfolio under the supervision of the Company's Board. In reaching liquidity decisions, the Adviser considers, inter alia, the following factors:

     1.   the frequency of trades and quotes for the security;
     2. the number of dealers wishing to purchase or sell the security and the number of other potential purchasers;
     3.   dealer undertakings to make a market in the security; and
     4. the nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

     If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously.

                           MANAGEMENT OF THE COMPANY

     Directors and Officers of the Company. The Board has responsibility for
     -------------------------------------
the overall management and operations of the Company, including general supervision of the duties performed by the Adviser and other service providers. The Board currently consists of five Directors. Nathan Most is an "interested" director, as defined in the 1940 Act, by reason of his position as President of the Company.

                                                                                   Principal Occupations
Name and Address                             Position with the Company             During Past Five Years
-----------------------------------------------------------------------------------------------------------------------------------
Nathan Most                                  Director, President and               Consultant to various companies including the
P.O. Box 193                                 Chairman of the Board                 investment advisor; Senior Vice President
Burlingame, CA 94011-0193                                                          (retired) (from 1992 to 1996) and Vice
Age 84                                                                             President (from 1980 to 1992) of the American
                                                                                   Stock Exchange, Inc.; President and CEO
                                                                                   (retired) (from 1982 to 1996) of AMEX
                                                                                   Commodities Corporation.

John B. Carroll                              Director                              Vice President of Investment Management (since
Vice President, Investment Management                                              1984) of GTE Corporation; Advisory Board member
GTE Corporation                                                                    of Ibbotson Assoc. (since 1998); former Trustee
One Stamford Forum                                                                 and Member of the Executive Committee (since
Stamford, CT 06904                                                                 1991) of The Common Fund, a non-profit
Age 62                                                                             organization; Member of the Investment
                                                                                   Committee (since 1988) of the TWA Pilots
                                                                                   Annuity Trust Fund; former Vice Chairman and
                                                                                   Executive Committee Member (since 1992) of the
                                                                                   Committee on Investment of Employee Benefit
                                                                                   Assets of the Financial Executive Institute;
                                                                                   and Member (since 1986) of the Pension Advisory
                                                                                   Committee of the New York Stock Exchange.

                                                                                   Principal Occupations
Name and Address                             Position with the Company             During Past Five Years
-----------------------------------------------------------------------------------------------------------------------------------
Timothy A. Hultquist                         Director                              Advisory Director (since 1995 and Managing
Advisory Director                                                                  Director (from 1985 to 1995) of Morgan Stanley
Morgan Stanley & Co., Incorporated                                                 & Co., Incorporated; Chairman (since 1994) and
1221 Avenue of the Americas                                                        Trustee (since 1885) of the Board of Trustees
30/th/ Floor                                                                       of Macalester College; Treasurer and Trustee
New York, NY 10020                                                                 (since 1995) of Russell Sage Foundation; Member
Age 48                                                                             (since 1994) of Wilmer Eye Institute Advisory
                                                                                   Counsel at John Hopkins University Hospital;
                                                                                   President (since 1992) of the Hultquist
                                                                                   Foundation; Chairman, Council of Board Chairmen
                                                                                   of Independent Colleges.

Lloyd N. Morrisett                           Director                              President (retired) of The John and Mary R.
Children's Television Workshop                                                     Markle Foundation (from 1969 to 1998); Chairman
One Lincoln Plaza, 4/th/ Floor                                                     (since 1970) of the Children's Television
New York, NY 10023                                                                 Workshop; Chairman (since 1998) and Director
Age 68                                                                             (since 1994) of Infonautics Corporation;
                                                                                   Trustee (from 1973 to 1983, from 1985 to 1995,
                                                                                   and since 1996) of RAND; Director (since 1976)
                                                                                   of Haskins Laboratories, Inc.; Director
                                                                                   (1990-January, 1997) of the Multimedia
                                                                                   Corporation; Director (since 1992) of
                                                                                   Classroom, Inc.; Director (since 1995) of Smith
                                                                                   College Center for the Study of Social and
                                                                                   Political Change; Director (since 1998) of
                                                                                   Public Agenda Foundation; Member of Board of
                                                                                   Overseers (from 1995 to 1998) of Dartmouth
                                                                                   School of Medicine; Member (since 1968) of the
                                                                                   Council on Foreign Relations; and Member (since
                                                                                   1970) of the American Association for the
                                                                                   Advancement of Science.

W. Allen Reed                                Director                              President and CEO and Director (since 1994) of
President                                                                          General Motors Investment Management
General Motors Investment Management                                               Corporation; Vice President and Treasurer (from
 Corp.                                                                             1991 to 1994) of Hughes Electronics; President
767 Fifth Avenue                                                                   (from 1984 to 1991) of Hughes Investment
New York, NY 10153                                                                 Management Company; Director (from 1995 to
Age 51                                                                             1998) of Taubman Centers, Inc. (a real estate
                                                                                   investment trust); Director (since 1992) of
                                                                                   FLIR Systems (an imaging technology company);
                                                                                   Director (since 1994) of General Motors
                                                                                   Acceptance Corporation; Director (since 1994)
                                                                                   of General Motors Insurance Corporation;
                                                                                   Director (since 1995) of Equity Fund of Latin
                                                                                   America; Director (since 1995) of the
                                                                                   Commonwealth Equity Fund; Member (from 1994 to
                                                                                   1998) of the Pension Managers Advisory
                                                                                   Committee of the New York Stock Exchange;
                                                                                   Member (since 1995) of the New York State
                                                                                   Retirement System Advisory Board; Chairman
                                                                                   (since 1995) of the Investment Advisory
                                                                                   Committee of Howard Hughes Medical Institute.


                                                                                   Principal Occupations
Name and Address                             Position with the Company             During Past Five Years
-----------------------------------------------------------------------------------------------------------------------------------
Stephen M. Wynne                             Treasurer                             Chairman of PFPC Trustee & Custodial Services
Executive Vice President                                                           Ltd. (since 1995); Executive Vice President and
PFPC Inc.                                                                          Chief Accounting Officer (since 1993) and
400 Bellevue Parkway                                                               Senior Vice President and Chief Accounting
Wilmington, DE 19809                                                               Officer (from 1991 to 1993) of PFPC Inc.;
Age 43                                                                             Executive Vice President (from 1993 to 1995) of
                                                                                   PFPC International.

R. Sheldon Johnson                           Secretary                             Managing Director, Global Equity
Managing Director                                                                  Derivatives, Morgan Stanley & Co.
Morgan Stanley & Co. Incorporated                                                  Incorporated (since 1988).
1585 Broadway
New York, NY 10036
Age 50


     Directors' Compensation. The table below sets forth the compensation paid
     -----------------------
to Directors and officers of the Company for the fiscal year ended August 31, 1999.

                                                     Pension or                                          Total
                                                     Retirement                                      Compensation
                                                  Benefits Accrued                                 from Registrant
                                Aggregate            as Part of           Estimated Annual           and Company
Name of Person              Compensation from        Company                Benefits Upon          Complex Paid to
and Position                   Registrant            Expenses                Retirement               Directors
 --------------------------------------------------------------------------------------------------------------------
Nathan Most, Director,         $60,000                None                     None                    $60,000
 President and Chairman
 of the Board
John B. Carroll,               $40,000                None                     None                    $40,000
 Director
Timothy A. Hultquist,          $40,000                None                     None                    $40,000
 Director
Lloyd N. Morrisett,            $40,000                None                     None                    $40,000
 Director
W. Allen Reed, Director        $40,000                None                     None                    $40,000

     No officer is entitled to any compensation, and no officer or Director is entitled to any pension or retirement benefits, from the Company.

     The Company does not have information concerning the beneficial ownership of the iShares held in the names of such DTC Participants.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     Although the Company does not have information concerning the beneficial ownership of iShares held in the names of DTC Participants, as of March 6, 2000, the name, address and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of an Index Fund were as follows:

iShares MSCI Index Fund        Name and Address                Percentage of Ownership
-----------------------        ----------------                -----------------------
Australia                      The Chase Manhattan Bank                 53.95%
                               One Chase Manhattan Plaza
                               New York, NY  10081

iShares MSCI Index Fund        Name and Address                            Percentage of Ownership
-----------------------        ----------------                            -----------------------
                               The Bank of New York                                   7.39%
                               One Wall Street
                               New York, NY  10286

                               Bankers Trust                                          5.74%
                               648 Grassmere Park Road
                               Nashville, TN 37211

Austria                        The Bank of New York                                  22.65%
                               One Wall Street
                               New York, NY  10286

                               Salomon Smith Barney Inc.                             16.96%
                               333 West 34/th/ Street, 3/rd/ Floor
                               New York, NY  10001

                               Brown Brothers Harriman & Co.                          7.98%
                               63 Wall Street, 8th Floor
                               New York, NY 10005

                               National Financial Services Corporation                6.72%
                               1 World Financial Center, Tower A
                               New York, NY  10281


Belgium                        The Bank of New York                                  26.13%
                               One Wall Street
                               New York, NY  10286

                               Citibank, N.A.                                         7.65%
                               P.O. Box 30576
                               Tampa, FL  33630

                               Bear, Stearns Securities Corp.                         7.11%
                               One Metrotech Center, North
                               Brooklyn, NY 11201

                               National Financial Services Corporation                6.35%
                               200 Liberty Street
                               New York, NY 10281

                               Salomon Smith Barney Inc.                              5.94%
                               333 West 34/th/ Street, 3/rd/ Floor
                               New York, NY  10001


Canada                         Charles Schwab & Co., Inc.                            18.48%
                               Newport Financial Center
                               111 Pavonia Avenue East, 3rd Floor
                               Jersey City, NJ  07310

                               Prudential Securities Incorporated                     7.76%
                               1 New York Plaza, 9/th/ Floor
                               New York, NY  10292

                               Brown Bros. Harriman & Co.                             7.50%
                               59 Wall Street
                               New York, NY  10005

iShares MSCI Index Fund        Name and Address                            Percentage of Ownership
-----------------------        ----------------                            -----------------------
                               Goldman, Sachs & Co.                                   7.32%
                               1 New York Plaza
                               New York, NY  10004

                               RBC Dominion Securities Inc. -- NSCC                   6.46%
                               200 Bay Street, Royal Bank Plaza
                               Toronto, Ontario
                               Canada M5J 2W7

                               National Investors Services Corp.                      5.46%
                               55 Water Street
                               New York, NY 10281

France                         Morgan Stanley & Co. Incorporated                     16.00%
                               One Pierrepont Plaza
                               Brooklyn, NY  11201

                               State Street Bank & Trust Company                      9.77%
                               1776 Heritage Drive
                               Quincy, MA  02171

                               The Bank of New York                                   9.20%
                               One Wall Street
                               New York, NY  10286

                               Brown Bros. Harriman & Co.                             8.06%
                               59 Wall Street
                               New York, NY  10005

                               Wells Fargo Bank, N.A.                                 6.63%
                               464 California Street
                               San Francisco, CA  94104


Germany                        Brown Bros. Harriman & Co.                            12.82%
                               59 Wall Street
                               New York, NY  10005

                               State Street Bank & Trust Company                     10.18%
                               1776 Heritage Drive
                               Quincy, MA  02171

                               The Bank of New York                                   8.76%
                               One Wall Street
                               New York, NY  10286

                               Morgan Stanley & Co. Incorporated                      5.17%
                               One Pierrepont Plaza
                               Brooklyn, NY  11201

                               Charles Schwab & Co., Inc.                             5.01%
                               Newport Financial Center
                               111 Pavonia Avenue East, 3rd Floor
                               Jersey City, NJ  07310


Hong Kong                      Salomon Smith Barney Inc.                              9.44%
                               333 West 34/th/ Street, 3/rd/ Floor
                               New York, NY  10001

iShares MSCI Index Fund        Name and Address                            Percentage of Ownership
-----------------------        ----------------                            -----------------------
                               Morgan Stanley & Co. Incorporated                      8.82%
                               One Pierrepont Plaza
                               Brooklyn, NY  11201

                               Charles Schwab & Co., Inc.                             6.32%
                               Newport Financial Center
                               111 Pavonia Avenue East, 3rd Floor
                               Jersey City, NJ  07310

                               Merrill Lynch Pierce Fenner & Smith Safek              6.28%
                               101 Hudson Street
                               Jersey City, NJ  07302

                               Brown Bros. Harriman & Co.                             5.58%
                               59 Wall Street
                               New York, NY  10005



Italy                          Brown Bros. Harriman & Co.                            21.61%
                               59 Wall Street
                               New York, NY  10005

                               The Bank of New York                                  16.57%
                               One Wall Street
                               New York, NY  10286

                               Bear, Stearns Securities Corp.                         8.92%
                               One Metrotech Center North
                               Brooklyn, NY 11201-3859

                               Citibank, N.A.                                         7.74%
                               1410 Westshore Blvd.
                               Tampa, FL  33607


Japan                          Morgan Stanley & Co. Incorporated                     13.55%
                               One Pierrepont Plaza
                               Brooklyn, NY  11201

                               Citibank, N.A.                                         7.74%
                               1410 Westshore Blvd.
                               Tampa, FL  33607

                               Brown Bros. Harriman & Co.                             6.49%
                               59 Wall Street
                               New York, NY  10005

                               State Street Bank & Trust Company                      6.19%
                               1776 Heritage Drive
                               Quincy, MA  02171

                               The Bank of New York                                   6.05%
                               One Wall Street
                               New York, NY  10286


Malaysia (Free)                Brown Bros. Harriman & Co.                            10.68%
                               59 Wall Street
                               New York, NY  10005

iShares MSCI Index Fund        Name and Address                            Percentage of Ownership
-----------------------        ----------------                            -----------------------
                               State Street Bank & Trust Company                     9.01%
                               1776 Heritage Drive
                               Quincy, MA  02171

                               The Bank of New York                                  8.97%
                               One Wall Street
                               New York, NY  10286

                               Merrill Lynch Pierce Fenner & Smith Safek             7.26%
                               101 Hudson Street
                               Jersey City, NJ  07302

                               Salomon Smith Barney Inc.                             6.84%
                               333 West 34/th/ Street, 3/rd/ Floor
                               New York, NY  10001

                               Charles Schwab & Co., Inc.                            5.08%
                               Newport Financial Center
                               111 Pavonia Avenue East, 3rd Floor
                               Jersey City, NJ  07310


Mexico (Free)                  Morgan Stanley & Co. Incorporated         2           7.30%
                               One Pierrepont Plaza
                               Brooklyn, NY  11201

                               The Bank of New York                                  9.23%
                               One Wall Street
                               New York, NY  10286

                               Salomon Smith Barney Inc.                             5.58%
                               333 West 34/th/ Street, 3/rd/ Floor
                               New York, NY  10001


Netherlands                    Brown Bros. Harriman & Co.                1           3.63%
                               59 Wall Street
                               New York, NY  10005

                               Morgan Stanley & Co. Incorporated         1           1.80%
                               One Pierrepont Plaza
                               Brooklyn, NY  11201

                               The Bank of New York
                               One Wall Street
                               New York, NY  10286

                               Citibank, N.A.                                        9.02%
                               1410 Westshore Blvd.
                               Tampa, FL  33607

                               Prudential Securities Incorporated                    6.76%
                               1 New York Plaza
                               9/th/ Floor
                               New York, NY  10292

iShares MSCI Index Fund        Name and Address                            Percentage of Ownership
-----------------------        ----------------                            -----------------------
Singapore (Free)               Charles Schwab & Co., Inc.                             8.67%
                               Newport Financial Center
                               111 Pavonia Avenue East, 3rd Floor
                               Jersey City, NJ  07310

                               Morgan Stanley & Co. Incorporated                      7.87%
                               One Pierrepont Plaza
                               Brooklyn, NY  11201

                               Salomon Smith Barney Inc.                              7.60%
                               333 West 34/th/ Street, 3/rd/ Floor
                               New York, NY  10001

                               Merrill Lynch Pierce Fenner & Smith Safeke             6.02%
                               101 Hudson Street
                               Jersey City, NJ  07302

                               National Financial Services Corporation                5.74%
                               1 World Financial Center, Tower A
                               New York, NY  10281


Spain                          The Bank of New York                                  18.14%
                               One Wall Street
                               New York, NY  10286

                               Brown Bros. Harriman & Co.                            11.88%
                               59 Wall Street
                               New York, NY  10005

                               Morgan Stanley & Co. Incorporated                     11.08%
                               One Pierrepont Plaza
                               Brooklyn, NY  11201

                               Citibank, N.A.                                         7.67%
                               1410 Westshore Blvd.
                               Tampa, FL  33607


Sweden                         The Bank of New York                                  18.78%
                               One Wall Street
                               New York, NY  10286

                               Brown Bros. Harriman & Co.                             9.91%
                               59 Wall Street
                               New York, NY  10005

                               Citibank, N.A.                                         9.05%
                               1410 Westshore Blvd.
                               Tampa, FL  33607

                               Merrill Lynch Pierce Fenner & Smith Safeke             7.26%
                               101 Hudson Street
                               Jersey City, NJ  07302

                               Spear, Leeds & Kellogg                                 5.25%
                               120 Broadway
                               New York, NY 10271

iShares MSCI Index Fund        Name and Address                            Percentage of Ownership
-----------------------        ----------------                            -----------------------
Switzerland                    Morgan Stanley & Co. Incorporated                     14.22%
                               One Pierrepont Plaza
                               Brooklyn, NY  11201

                               Brown Bros. Harriman & Co.                            13.30%
                               59 Wall Street
                               New York, NY  10005

                               Wells Fargo Bank, N.A.                                12.28%
                               464 California Street
                               San Francisco, CA  94104

                               Citibank, N.A.                                         8.41%
                               1410 Westshore Blvd.
                               Tampa, FL  33607

                               State Street Bank & Trust Company                      6.28%
                               1776 Heritage Drive
                               Quincy, MA  02171

                               The Bank of New York                                   6.27%
                               One Wall Street
                               New York, NY  10286


United Kingdom                 Brown Bros. Harriman & Co.                            10.87%
                               59 Wall Street
                               New York, NY  10005

                               The Bank of New York                                   9.60%
                               One Wall Street
                               New York, NY  10286

                               State Street Bank & Trust Company                      8.64%
                               1776 Heritage Drive
                               Quincy, MA  02171

                               Citibank, N.A.                                         8.53%
                               1410 Westshore Blvd.
                               Tampa, FL  33607

                               Morgan Stanley & Co. Incorporated                      7.83%
                               One Pierrepont Plaza
                               Brooklyn, NY  11201

                               Prudential Securities Incorporated                     5.52%
                               1 New York Plaza, 9/th/ Floor
                               New York, NY  10292


   INVESTMENT ADVISORY, MANAGEMENT, ADMINISTRATIVE AND DISTRIBUTION SERVICES

     Investment Adviser. Barclays Global Fund Advisors (the "Adviser") acts as
     ------------------
investment adviser to the Company and, subject to the supervision of the Board, is responsible for the investment management of each Index Fund. The Adviser is a California corporation indirectly owned by Barclays Bank PLC, and is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser and its parent, Barclays Global Investors, N.A., manage, administer or advise assets aggregating in excess of $809 billion as of March 31, 2000.

     The Adviser serves as investment adviser to each Index Fund pursuant to an Advisory Agreement (the "Advisory Agreement") between the Company and the Adviser approved by shareholders on May 8, 2000. Under the Advisory Agreement, the Adviser, subject to the supervision of the Company's Board and in conformity with the stated investment policies of each Index Fund, manages the investment of each Index Fund's assets. The Adviser may enter into subadvisory agreements with additional investment advisers to act as subadvisers with respect to particular Index Fund. The Adviser will pay subadvisers, if any, out of the fees received by the Adviser. The Adviser is responsible for (i) placing purchase and sale orders, (ii) providing continuous supervision of the investment portfolio of each Index Fund, (iii) the general management of the Company's affairs, and
(iv) paying all expenses for Company operations and activities. For its investment management services to each Index Fund, except the four (4) Index Funds listed below, the Adviser is paid a fee equal to each of those Index Fund's allocable portion of: .59% per annum of the aggregate net assets of those Index Funds less than or equal to $7 billion, plus .54% per annum of the aggregate net assets of those Index Funds between $7 billion and $11 billion, plus .49% per annum of the aggregate net assets of those Index Funds in excess of $11 billion; for its investment management services to the iShares MSCI Brazil (Free), South Africa, South Korea and Taiwan Index Funds, the Adviser is paid management fees equal to each of those Index Fund's allocable portion of:
0.74% per annum of the aggregate net assets of those Index Funds less than or equal to $2 billion, plus 0.69% per annum of the aggregate net assets of those Index Funds between $2 billion and $4 billion, plus 0.64% per annum of the aggregate net assets of those Index Funds greater than $4 billion; provided, however, that the fee paid to the Adviser with respect to each Index Fund shall be reduced by the aggregate of such Index Funds' fees and expenses, other than
(i) expenses of the Index Funds incurred in connection with the execution of portfolio securities transactions on behalf of such Index Funds, (ii) expenses incurred in connection with any distribution plan adopted by the Company in compliance with Rule 12b-1 under the 1940 Act, (iii) litigation expenses, (iv) taxes (including, but not limited to, income, excise, transfer and withholding taxes), (v) any cost or expense that a majority of the Directors of the Company who are not "interested persons" (as defined in the 1940 Act) deems to be an extraordinary expense and (vi) the advisory fee payable to the Adviser under the Advisory Agreement; and provided, further, that the Adviser shall reimburse the Company to the extent that the expenses of any Index Fund (other than the expenses set forth in the foregoing proviso) exceed the amount set forth above with respect to such Index Fund. The management fees are accrued daily and paid by the Company as soon as practical after the last day of each calendar quarter. The Adviser may from time to time reimburse expenses to one or more Index Funds. The Company's management fees, like those paid by most index funds, are lower than those paid by many actively managed funds. One reason for the difference in fee levels is that passive management requires fewer investment, research and trading decisions, thereby justifying lower fees. Pursuant to the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Company, unless caused by the Adviser's willful malfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its duties and obligations under the Advisory Agreement. The Advisory Agreement, with respect to all Index Funds, is subject to annual approval by (1) the Company's Board or (2) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Company, provided that in either event the continuance also is approved by a majority of the Company's Board who are not interested persons (as defined in the 1940 Act) of the Company by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty, on 60 days' notice, by the Company's Board or by vote of the holders of a majority (as defined in the 1940 Act) of the Company's outstanding voting securities. The Advisory Agreement is also terminable upon 60 days' notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     For the fiscal years ended August 31, 1997, 1998 and 1999, respectively, the Company paid fees to the Adviser for its advisory service as follows:
Australia Index Fund $49,326, $113,929 and $135,613; Austria Index Fund $8,459, $17,769 and $27,123; Belgium Index Fund $38,995, $80,997 and $44,906; Canada
Index Fund $59,093, $56,716 and $33,205; France Index Fund $35,574, $74,578 and
$137,387; Germany Index Fund $49,546, $118,054 and $219,901; Hong Kong Index
Fund $40,743, $124,506 and $197,467; Italy Index Fund $78,513, $162,294 and
$186,292; Japan Index Fund $318,796, $433,508 and $1,096,060; Malaysia (Free)
Index Fund $44,814, $132,902 and $176,782; Mexico (Free) Index Fund $26,482,
$38,055 and $39,012; Netherlands Index Fund $22,577, $44,756 and $68,016;
Singapore (Free) Index Fund $34,141, $119,392 and $255,259; Spain Index Fund $14,044, $53,561 and $92,868; Sweden Index Fund $15,088, $35,809 and $43,348;
Switzerland Index Fund $24,197, $64,666 and $93,758; and United Kingdom Index Fund $57,283, $137,019 and $245,947.

     Administrator.  PFPC Inc. (the "Administrator"), an indirect wholly owned
     -------------
subsidiary of PNC Bank Corp., acts as administration and accounting agent of the Company pursuant to an Administration and Accounting

Services Agreement with the Company and is responsible for certain clerical, recordkeeping and bookkeeping services, except those to be performed by the Adviser, by Chase in its capacity as Custodian, or by PNC Bank, N.A. ("PNC") in its capacity as Transfer Agent. The Administrator has no role in determining the investment policies of the Company or which securities are to be purchased or sold by the Company. The principal business address of the Administrator is 400 Bellevue Parkway, Wilmington, DE 19809.

     For the administrative and fund accounting services the Administrator provides to the Company, PFPC is paid aggregate fees equal to each Index Fund's allocable portion of: .15% per annum of the average aggregate daily net assets of the Company up to $3 billion; plus .10% per annum of the average aggregate daily net assets of the Company between $3 billion and $4.5 billion, plus .095% per annum of the average aggregate daily net assets of the Company in excess of $4.5 billion. The Administrator pays Morgan Stanley & Co. Incorporated a fee of
 .05% of the average daily net assets of the Company for sub-administration services as described under "The Sub-Administrator" below.

     Pursuant to the Administration and Accounting Services Agreement, the Administrator is liable for damages arising of its failure to perform its duties due to willful misfeasance, bad faith, gross negligence or reckless disregard of such duties. The Company will indemnify the Administrator for certain liabilities, including certain liabilities arising under federal securities laws, except for liabilities arising out of the Administrator's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

     For the fiscal years ended August 31, 1997, 1998 and 1999, respectively, the Company paid fees to the Administrator for its administrative services as follows: Australia Index Fund $31,057, $89,377 and $110,319; Austria Index Fund $5,326, $14,128 and $22,059; Belgium Index Fund $24,552, $63,121 and $36,546;
Canada Index Fund $37,207, $44,201 and $27,026; France Index Fund $22,398, $59,529 and $111,716; Germany Index Fund $31,196, $94,141 and $178,860; Hong
Kong Index Fund $25,653, $98,932 and $160,647; Italy Index Fund $49,434,
$128,961 and $151,590; Japan Index Fund $200,723, $340,915 and $890,839;
Malaysia (Free) Index Fund $28,216, $106,617 and $143,744; Mexico (Free) Index Fund $16,674, $29,580 and $31,717; Netherlands Index Fund $14,215, $35,512 and
$55,318; Singapore (Free) Index Fund $21,496, $95,590 and $207,640; Spain Index Fund $8,842, $42,795 and $75,553; Sweden Index Fund $9,500, $29,928 and $35,257;
Switzerland Index Fund $15,235, $51,205 and $76,274; and United Kingdom Index Fund $36,067, $108,935 and $200,033.

     Sub-Administrator.  Morgan Stanley & Co. Incorporated provides certain sub-
     -----------------
administrative services relating to the Company pursuant to a Sub-Administration Agreement and receives a fee from the Administrator equal to .05% of the Company's average daily net assets for providing such services. Morgan Stanley & Co. Incorporated may from time to time reimburse expenses to one or more Index Funds. Morgan Stanley & Co. Incorporated, as Sub-Administrator, has no role in determining the investment policies of the Company or which securities are to be purchased or sold by the Company. The principal business address of Morgan Stanley & Co. Incorporated is 1585 Broadway, New York, New York, 10036.

     For the period from the commencement of the sub-administration arrangements on October 29, 1997 to August 31, 1998 and the fiscal year ended August 31, 1999, the Administrator paid sub-administration fees to a prior sub-administrator (a former affiliate of the Sub-Administrator) for its services as follows: Australia Index Fund - $17,644 and $25,114; Austria Index Fund - $2,940 and $5,023; Belgium Index Fund - $12,122 and $8,316; Canada Index Fund - $8,491 and $6,149; France Index Fund - $12,573 and $25,442; Germany Index Fund - $19,811 and $40,722; Hong Kong Index Fund - $20,539 and $36,568; Italy Index Fund - $26,776 and $34,499; Japan Index Fund - $67,965 and $202,974; Malaysia
(Free) Index Fund - $22,936 and $32,737; Mexico (Free) Index Fund - $5,620 and $7,224; Netherlands Index Fund - $7,332 and $12,596; Singapore (Free) Index Fund
- $20,417 and $47,270; Spain Index Fund - $9,072 and $17,198; Sweden Index Fund
- $5,789 and $8,027; Switzerland Index Fund - $10,490 and $17,363; and United Kingdom Index Fund - $22,664 and $45,546.

     Distributor.  Effective March 28, 2000, SEI Investments Distribution
     -----------
Company (the "Distributor") became the principal underwriter and distributor of iShares. The Distributor's principal offices are located at One Freedom Valley Drive, Oaks, PA 19456. Investor information can be obtained by calling 1-800-iShares (1-800-474-2737). The Distributor has entered into an agreement with the Company which will continue for one year from its effective date, and which is renewable annually thereafter (the "Distribution Agreement"), pursuant to which it distributes Company shares. iShares will be continuously offered for sale by the Company through the Distributor only in

Creation Units, as described below under "Purchase and Issuance of iShares in Creation Units." iShares in less than Creation Units are not distributed by the Distributor. The Distributor also acts as agent for the Company. The Distributor will deliver a prospectus to persons purchasing iShares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the National Association of Securities Dealers, Inc. SEI Investments Distribution Company as Distributor, has no role in determining the investment policies of the Company or which securities are to be purchased or sold by the Company.

     To compensate the Distributor for the distribution-related services it provides, and broker-dealers authorized by the Distributor for distribution services they provide, the Company has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Company's Plan, for each Index Fund the Distributor is entitled to receive a distribution fee, accrued daily and paid monthly, calculated with respect to each Index Fund at a rate set from time to time by the Board of Directors, provided that the annual rate may not exceed .25% of the average daily net assets of such Index Fund. From time to time the Distributor may waive all or a portion of these fees.

     The Plan is designed to enable the Distributor to be compensated by the Company for distribution services provided by it with respect to each Index Fund. Payments under the Plan are not tied exclusively to the distribution expenses actually incurred by the Distributor. The Board, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan ("Independent Directors"), evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in doing so consider all relevant factors, including expenses borne by the Distributor in the current year and in prior years and amounts received under the Plan.

     Under its terms, the Plan remains in effect from year to year, provided such continuance is approved annually by vote of the Board, including a majority of the Independent Directors. The Plan may not be amended to increase materially the amount to be spent for the services provided by the Distributor without approval by the shareholders of the Index Fund to which the Plan applies, and all material amendments of the Plan also require Board approval. The Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors, or, with respect to any Index Fund, by a vote of a majority of the outstanding voting securities of such Index Fund (as such vote is defined in the 1940 Act). If a Plan is terminated (or not renewed) with respect to any one or more Index Funds, it may continue in effect with respect to any Index Fund as to which it has not been terminated (or has been renewed). Pursuant to the Distribution Agreement, the Distributor will provide the Board periodic reports of any amounts expended under the Plan and the purpose for which such expenditures were made.

     The distribution fees payable under the 12b-1 Plan are used to pay distribution related expenses, including: compensation to the distributor at a rate fixed by the Company's Board of Directors from time to time (currently .02% of the Company's average daily net assets, subject to an annual minimum of $845,000); compensation to a sales and marketing consultant retained by the Company at a rate of .035% of the Company's average daily net assets; reimbursements of expenses incurred by the distributor and other persons (including the investment adviser) in connection with the distribution of the Company's shares. In addition, the Distributor also has entered into sales and investor services agreements with broker-dealers or other persons that are DTC Participants (as defined below) to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services. Under the terms of each sales and investor services agreement, the Distributor will pay such broker-dealers or other persons, out of Rule 12b-1 fees received from the Index Fund, at the annual rate of up to .25 of 1% of the average daily net asset value of iShares held through DTC for the account of such DTC Participant. The amounts of the fees paid to the distributor and the sales and marketing consultant are not dependent on the amount of distribution expenses actually incurred by such persons.

     The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, (i) by vote of a majority of the Directors who are not interested persons of the Company (as defined under the 1940 Act) or
(ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the relevant Index Fund, on at least 60 days' written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days' notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     Prior to March 28, 2000, Funds Distributor, Inc. ("FDI"), located at 60 State Street, Suite 1300, Boston, MA 02109 served as the principle underwriter and distributor of iShares. For the fiscal years ended August 31, 1997, 1998 and 1999, respectively, FDI received the following amounts pursuant to the Plan with respect to each Index Fund: iShares MSCI Australia Index Fund, $45,672, $87,845 and $100,454; iShares MSCI Austria Index Fund, $7,833, $13,513 and $20,091; iShares MSCI Belgium Index Fund, $36,106, $62,876 and $33,264; iShares MSCI Canada Index Fund, $54,716, $44,024 and $24,597; iShares MSCI France Index Fund, $32,938, $56,481 and $101,768; iShares MSCI Germany Index Fund, $45,876, $89,498 and $162,890; iShares MSCI Hong Kong Index Fund, $37,724, $94,745 and $146,272; iShares MSCI Italy Index Fund, $72,698, $123,496 and $137,994; iShares MSCI Japan Index Fund, $295,181, $333,432 and $811,896; iShares MSCI Malaysia
(Free) Index Fund, $41,495, $100,121 and $130,950; iShares MSCI Mexico (Free) Index Fund, $24,521, $29,617 and $28,898; iShares MSCI Netherlands Index Fund, $20,904, $34,109 and $50,383; iShares MSCI Singapore (Free) Index Fund, $31,612, $90,132 and $189,081; iShares MSCI Spain Index Fund, $13,003, $40,521 and
$68,791; iShares MSCI Sweden Index Fund, $13,971, $25,775 and $32,110; iShares MSCI Switzerland Index Fund, $22,405, $49,386 and $69,451; and iShares MSCI United Kingdom Index Fund, $53,040, $104,206 and $182,183.

     In the aggregate, FDI received $849,695, $1,379,777 and $2,291,073 for the fiscal years ended August 31, 1997, 1998 and 1999, respectively, from the Index Funds pursuant to the Plan, retaining $67,976, $133,964 and $229,107, respectively, and paying out the remainder to unaffiliated third parties. The retained amounts represent .02%, respectively, of the average daily net assets of the Index Funds, which the Distributor received for monitoring the purchase and redemption of Creation Units, as described below under the "Purchase and Issuance of iShares in Creation Units" and "Redemption of iShares in Creation Units." During the fiscal years ended August 31, 1997, 1998 and 1999, the FDI paid $494,970, $885,446 and $1,553,929; $342,394, $248,720 and $347,662; and
$35,841, $111,647 and $160,375, respectively, for (1) postage and other expenses of distributing prospectuses, statements of additional information and other marketing materials, (2) advertising-related expenses and (3) compensation to broker-dealers for distribution assistance, respectively, which amounts were allocated to payments made under the Plan by each Index Fund based on its average daily net assets for the period.

     Custodian and Lending Agent.  Chase serves as the Custodian for the cash
     ---------------------------
and portfolio securities of each Index Fund pursuant to a Custodian Agreement between Chase and the Company and as Lending Agent for each Index Fund. As Lending Agent, Chase causes the delivery of loaned securities from the Company to borrowers, arranges for the return of loaned securities to the Company at the termination of the loans, requests deposit of collateral, monitors daily the value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program. Chase may from time to time reimburse expenses to one or more Index Funds. Chase, as Custodian and Lending Agent, has no role in determining the investment policies of the Company or which securities are to be purchased or sold by the Company. The principal business address of Chase is One Pierrepont Plaza, Brooklyn, New York, 11201.

     For its custody services to each Index Fund, Chase will be paid per annum fees based on the aggregate net assets of the Index Funds as follows: iShares MSCI Australia Index Fund (0.05%); iShares MSCI Austria Index Fund (0.06%); iShares MSCI Belgium Index Fund (0.05%); iShares MSCI Brazil (Free) Index Fund (0.20%); iShares MSCI Canada Index Fund (0.02%); iShares MSCI France Index Fund (0.05%); iShares MSCI Germany Index Fund (0.04%); iShares MSCI Hong Kong Index Fund (0.04%); iShares MSCI Italy Index Fund (0.05%); iShares MSCI Japan Index Fund (.026%); iShares MSCI Malaysia (Free) Index Fund (0.07%); iShares MSCI Mexico (Free) Index Fund (0.15%); iShares MSCI Netherlands Index Fund (0.04%); iShares MSCI Singapore (Free) Index Fund (0.05%); iShares MSCI South Africa Index Fund (0.12%); iShares MSCI South Korea Index Fund (0.15%); iShares MSCI Spain Index Fund (0.05%); iShares MSCI Sweden Index Fund (0.05%); iShares MSCI Switzerland Index Fund (0.05%); iShares MSCI Taiwan Index Fund (0.20%); and iShares MSCI United Kingdom Index Fund (0.11%). As remuneration for its services in connection with lending portfolio securities of the Index Funds, Chase is paid by the Company, in respect of each Index Fund, 40% of the net investment income earned on the collateral for securities loaned.

     Transfer Agent.  PFPC Inc. (the "Transfer Agent"), an indirect wholly owned
     --------------
subsidiary of PNC Bank Corp., provides transfer agency services pursuant to an agreement with the Company. The Transfer Agent has no role in determining the investment policies of the Company or which securities are to be purchased or sold by the

Company. The principal business address of the Transfer Agent is Broad and Chestnut Streets, Philadelphia, Pennsylvania 19110.

                             BROKERAGE ALLOCATION

     When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Adviser looks for prompt execution of the order at a favorable price. Generally, the Adviser works with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The Company will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. Since the investment objective of each Index Fund is investment performance that corresponds to that of an index, the Adviser does not intend to select brokers and dealers for the purpose of receiving research services in addition to a favorable price and prompt execution either from that broker or an unaffiliated third party.

     Subject to allocating brokerage to receive a favorable price and prompt execution, the Adviser may select brokers who are willing to provide payments to third party service suppliers to an Index Fund, to reduce expenses of the Index Fund.

     The Adviser assumes general supervision over placing orders on behalf of the Company for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Company and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser, taking into account the sizes of such other investment companies and clients and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Company is concerned. However, in other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Company. The primary consideration is prompt execution of orders at the most favorable net price. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The portfolio turnover rate for each Index Fund is expected to be under 50%. See "Implementation of Policies" in the Prospectus. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

     For the fiscal year ended August 31, 1999, the Company paid $704,320 in aggregate brokerage commissions. During that fiscal year, certain portfolio transactions were executed through Morgan Stanley & Co. Incorporated ("MS&Co."), an affiliated broker of the Company due to the Company Secretary's position as a Managing Director of MS&Co. As a percentage of aggregate brokerage commissions paid during the fiscal year, MS&Co. received 5.72% of the aggregate dollar amount ($40,300).

                   ADDITIONAL INFORMATION CONCERNING ISHARES

     Capital Stock.  The Company currently is comprised of twenty-eight series
     -------------
of shares of common stock, par value $.001 per share, referred to herein as iShares: the iShares MSCI Australia Index Fund, the iShares MSCI Austria Index Fund, the iShares MSCI Belgium Index Fund, the iShares MSCI Brazil (Free) Index Fund, the iShares MSCI Canada Index Fund, the iShares MSCI EMU Index Fund, the iShares MSCI France Index Fund, the iShares MSCI Germany Index Fund, the iShares MSCI Greece Index Fund, the iShares MSCI Hong Kong Index Fund, the iShares MSCI Indonesia (Free) Index Fund, the iShares MSCI Italy Index Fund, the iShares MSCI Japan Index Fund, the iShares MSCI Malaysia (Free) Index Fund, the iShares MSCI Mexico (Free) Index Fund, the iShares MSCI Netherlands Index Fund, the iShares MSCI Portugal Index Fund, the iShares MSCI Singapore (Free) Index Fund, the iShares MSCI South Africa Index Fund, the iShares MSCI South Korea Index Fund, the iShares MSCI Spain Index Fund, the iShares MSCI Sweden Index Fund, the iShares MSCI Switzerland Index Fund, the iShares MSCI Taiwan Index Fund, the iShares MSCI Thailand (Free) Index Fund, the iShares MSCI Turkey Index Fund, the iShares MSCI United Kingdom Index Fund and the iShares MSCI USA Index Fund. Each Index Fund has been issued a separate class of capital stock. The Board may designate additional series of common stock and classify shares of a particular series into one or more classes of that series. The Articles of Incorporation provide that the shares of each series of common stock of the Company are redeemable, at net asset value, at the option of the

Company, in whole or any part, on such terms as the Board of Directors may by resolution approve, without the consent of the holders thereof.

     Each iShares issued by the Company has a pro rata interest in the assets of the corresponding Index Fund. The Company is currently authorized to issue 10.9 billion shares of common stock. The following number of shares is currently authorized for each Index Fund: the iShares MSCI Australia Index Fund, 127.8 million shares; the iShares MSCI Austria Index Fund, 19.8 million shares; the iShares MSCI Belgium Index Fund, 136.2 million shares; the iShares MSCI Brazil
(Free) Index Fund, 500 million shares; the iShares MSCI Canada Index Fund, 340.2 million shares; the iShares MSCI EMU Index Fund, 500 million shares; the iShares MSCI France Index Fund, 340.2 million shares; the iShares MSCI Germany Index Fund, 382.2 million shares; the iShares MSCI Greece Index Fund, 200 million shares; the iShares MSCI Hong Kong Index Fund, 191.4 million shares; the iShares MSCI Indonesia (Free) Index Fund, 200 million shares; the iShares MSCI Italy Index Fund, 63.6 million shares; the iShares MSCI Japan Index Fund, 2,124.6 million shares; the iShares MSCI Malaysia (Free) Index Fund, 127.8 million shares; the iShares MSCI Mexico (Free) Index Fund, 255 million shares; the iShares MSCI Netherlands Index Fund, 255 million shares, the iShares MSCI Portugal Index Fund, 200 million shares; the iShares MSCI Singapore (Free) Index Fund, 191.4 million shares; the iShares MSCI South Africa Index Fund, 200 million shares; the iShares MSCI South Korea Index Fund, 200 million shares; the iShares MSCI Spain Index Fund, 127.8 million shares; the iShares MSCI Sweden Index Fund, 63.6 million shares; the iShares MSCI Switzerland Index Fund,
318.625 million shares; the iShares MSCI Taiwan Index Fund, 200 million shares; the iShares MSCI Thailand (Free) Index Fund, 200 million shares; the iShares MSCI Turkey Index Fund, 200 million shares; the iShares MSCI United Kingdom Index Fund, 943.2 million shares; and the iShares MSCI USA Index Fund, 500 million shares. Fractional shares will not be issued. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Index Fund, and in the net distributable assets of such Index Fund on liquidation. Shareholders are entitled to require the Company to redeem Creation Units of their shares. The Articles of Incorporation confers upon the Board of Directors the power, by resolution, to alter the number of shares constituting a Creation Unit or to specify that shares of common stock of the Company may be individually redeemable.

     Each iShare has one vote with respect to matters upon which a stockholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and the Maryland General Corporation Law; stockholders have no cumulative voting rights with respect to their shares. Shares of all series vote together as a single class except that if the matter being voted on affects only a particular Index Fund it will be voted on only by that Index Fund and if a matter affects a particular Index Fund differently from other Index Funds, that Index Fund will vote separately on such matter. Under Maryland law, the Company is not required to hold an annual meeting of stockholders unless required to do so under the 1940 Act. The policy of the Company is not to hold an annual meeting of stockholders unless required to do so under the 1940 Act. All shares of the Company (regardless of Index Fund) have noncumulative voting rights for the election of Directors. Under Maryland law, Directors of the Company may be removed by vote of the stockholders.

     The Company issues through the Authorized Participants to its stockholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditors approved by the Company's Directors and by the stockholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial Owners also receive annually notification as to the tax status of the Company's distributions.

     Stockholder inquiries may be made by writing to the Company, c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809.

     Book Entry Only System.  DTC acts as securities depositary for iShares.
     ----------------------
iShares of each Index Fund are represented by global securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except as provided below, certificates will not be issued for iShares.

     DTC has advised the Company as follows: it is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange, Inc., the AMEX and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants"). DTC agrees with and represents to its Participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law.

     Beneficial ownership of iShares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in iShares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of iShares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in iShares.

     Beneficial Owners of iShares are not entitled to have iShares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of iShares. The Company understands that under existing industry practice, in the event the Company requests any action of holders of iShares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding iShares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them. As described above, the Company recognizes DTC or its nominee as the owner of all iShares for all purposes. Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Company and DTC, DTC is required to make available to the Company upon request and for a fee to be charged to the Company a listing of the iShares holdings of each DTC Participant. The Company shall inquire of each such DTC Participant as to the number of Beneficial Owners holding iShares, directly or indirectly, through such DTC Participant. The Company shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Company shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

     iShares distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all iShares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in iShares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of iShares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants. The Company has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such iShares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

     DTC may determine to discontinue providing its service with respect to iShares at any time by giving reasonable notice to the Company and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Company shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of iShares, unless the Company makes other arrangements with respect thereto satisfactory to the AMEX (or such other exchange on which iShares may be listed).

                      PURCHASE AND REDEMPTION OF ISHARES

     Creation Units.  The Company issues and redeems iShares of each Index Fund
     --------------
only in aggregations of iShares specified for each Index Fund. The following table sets forth the number of iShares of an Index Fund that constitute a Creation Unit for such Index Fund and the value of such Creation Unit at March 31, 2000:

                                                       Value Per
                                    iShares Per         Creation
         Index Fund                Creation Unit      Unit ($U.S.)
         ----------------------------------------------------------
         Australia                         200,000       $2,014,076
         Austria                           100,000       $  788,172
         Belgium                            40,000       $  502,261
         Brazil (Free)*                     50,000       $  995,184
         Canada                            100,000       $1,799,288
         EMU*                              200,000       $1,543,702
         France                            200,000       $5,572,853
         Germany                           300,000       $8,117,788
         Hong Kong                          75,000       $1,024,220
         Italy                             150,000       $3,722,232
         Japan                             600,000       $9,757,487
         Malaysia (Free)                    75,000       $  554,461
         Mexico (Free)                     100,000       $1,838,934
         Netherlands                        50,000       $1,193,353
         Singapore (Free)                  100,000       $  755,175
         South Africa*                      50,000       $1,000,804
         South Korea**                      50,000       $  998,659
         Spain                              75,000       $2,142,244
         Sweden                             75,000       $2,539,084
         Switzerland                       125,000       $1,908,054
         Taiwan*                            50,000       $1,995,106
         United Kingdom                    200,000       $4,040,192
         USA*                              500,000       $4,231,095

         *     Estimated.
         ** Value of creation unit as of May 17, 2000 since the iShares MSCI South Korea Index Fund were first offered to the public on May 12, 2000.

     See "Purchase and Issuance of iShares in Creation Units" and "Redemption of iShares in Creation Units" below. The Board of Directors of the Company reserves the right to declare a split or a consolidation in the number of iShares outstanding of any Index Fund of the Company, and to make a corresponding change in the number of iShares constituting a Creation Unit, in the event that the per iShares price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

     Purchase and Issuance of iShares in Creation Units.
     --------------------------------------------------

     General. The Company issues and sells iShares only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at their net asset value next determined after receipt, on any Business Day (as defined herein), of an order in proper form.

     A "Business Day" with respect to each Index Fund is any day on which (i) the New York Stock Exchange ("NYSE") and (ii) the stock exchange(s) and Company subcustodian(s) relevant to such Index Fund are open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day (Washington's Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The stock exchange and/or subcustodian holidays relevant to each Index Fund are set forth in Appendix B to this SAI.

     Portfolio Deposit. The consideration for purchase of a Creation Unit of iShares of an Index Fund (except for the iShares MSCI South Korea Index Fund which is currently offered, and the iShares MSCI Brazil (Free) and Taiwan Index Funds which will be offered, in their iShares Creation Units solely for cash) generally consists of the in-kind deposit of a designated portfolio of equity securities (the "Deposit Securities") constituting an optimized representation of the Index Fund's benchmark foreign securities index and an amount of cash computed as described below (the "Cash Component"). Together, the Deposit Securities and the Cash Component constitute the "Portfolio Deposit," which represents the minimum initial and subsequent investment amount for shares of any Index Fund of the Company. The Cash Component is an amount equal to the Dividend Equivalent Payment (as defined below), plus or minus, as the case may be, a Balancing Amount (as defined below). The "Dividend Equivalent Payment" enables the Company to make a complete distribution of dividends on the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the Portfolio Securities with ex-dividend dates within the accumulation period for such distribution (the "Accumulation Period"), net of expenses and liabilities for such period, as if all of the Portfolio Securities had been held by the Company for the entire Accumulation Period. The "Balancing Amount" is an amount equal to the difference between (x) the net asset value (per Creation Unit) of the Index Fund and (y) the sum of (i) the Dividend Equivalent Payment and (ii) the market value (per Creation Unit) of the securities deposited with the Company (the sum of (i) and (ii) is referred to as the "Deposit Amount"). The Balancing Amount serves the function of compensating for any differences between the net asset value per Creation Unit and the Deposit Amount.

     The Adviser makes available through the Distributor on each Business Day, immediately prior to the opening of business on the AMEX (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day) for each Index Fund. Such Portfolio Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of iShares of a given Index Fund until such time as the next-announced Portfolio Deposit composition is made available.

     The identity and number of shares of the Deposit Securities required for a Portfolio Deposit for each Index Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Index Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting the relevant securities index. In addition, the Company reserves the right to permit or require the substitution of an amount of cash (i.e., a "cash in lieu" amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or for other similar reasons. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit, in the composition of the subject index being tracked by the relevant Index Fund, or resulting from stock splits and other corporate actions.

     In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Portfolio Deposit, the Distributor also makes available (i) on each Business Day, the Dividend Equivalent Payment effective through and including the previous Business Day, per outstanding iShares of each Index Fund, and (ii) on a continuous basis throughout the day, the sum of the Dividend Equivalent Payment effective through and including the close of the previous trading session in the relevant foreign market, plus the current value of the requisite Deposit Securities as in effect on such day.

     Role of The Authorized Participant. Creation Units of iShares may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Company and the Distributor ("Authorized Participant"). Such Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of iShares an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fee described below. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units of iShares may have to be placed by the investor's broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Company does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants that have international capabilities. A list of the current Authorized Participants may be obtained from the Distributor.

     Purchase Order. To initiate an order for a Creation Unit of iShares, the Authorized Participant must give notice to the Distributor of its intent to submit an order to purchase iShares after 9:00 a.m. but not later than 4:00 p.m., Eastern time on the relevant Business Day. The Distributor shall cause the Adviser and the Custodian to be informed of such advice. The Custodian will then provide such information to the appropriate subcustodian. For each Index Fund, the Custodian shall cause the subcustodian of the Index Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Portfolio Deposit (or the cash value of all or a part of such securities, in the case of a permitted or required cash purchase or "cash in lieu" amount), with any appropriate adjustments as advised by the Company.

     Deposit Securities must be delivered to an account maintained at the applicable local subcustodian.

     Following the notice of intention, an irrevocable order to purchase Creation Units, in the form required by the Company, must be received by the Distributor from an Authorized Participant on its own or another investor's behalf by the closing time of the regular trading session on the AMEX (currently 4:00 p.m., Eastern time) on the relevant Business Day. (The required form of an order to purchase is available on request from the Distributor.) Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the cut-off time on such Business Day. Orders must be transmitted by the Authorized Participant to the Distributor by facsimile or electronic transmission as provided in the Authorized Participant Agreement.

     The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Company, immediately available or same day funds estimated by the Company to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit of iShares. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the AMEX.

     Investors should be aware that an Authorized Participant may require orders for purchases of iShares placed with it to be in the form required by the individual Authorized Participant, which form will not be the same as the form of purchase order specified by the Company, which the Authorized Participant must deliver to the Distributor.

     Acceptance of Purchase Order. Subject to the conditions that (i) a properly completed irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor's behalf) not later than the closing time of the regular trading session on the AMEX, and (ii) arrangements satisfactory to the Company are in place for payment of the Cash Component and any other cash amounts which may be due, the Company will accept the order, subject to its right (and the right of the Distributor and the Adviser) to reject any order until acceptance.

     Once the Company has accepted an order, upon next determination of the net asset value of the shares, the Company will confirm the issuance, against receipt of payment, of a Creation Unit of iShares of the Index Fund at such net asset value. The Distributor will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

     The Company reserves the absolute right to reject a purchase order transmitted to it by the Distributor in respect of any Index Fund if (a) the purchaser or group of purchasers, upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of any Index Fund; (b) the Deposit Securities delivered are not as specified by the Adviser, as described above; (c) acceptance of the Deposit Securities would have certain adverse tax consequences to the Index Fund; (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance of the Portfolio Deposit would otherwise, in the discretion of the Company or the Adviser, have an adverse effect on the Company or the rights of beneficial owners; or (f) in the event that circumstances outside the control of the Company, the Distributor and the Adviser make it for all practical purposes impossible to process purchase orders. The Company shall notify a prospective purchaser of its rejection of the order of such person. The Company and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall either of them incur any liability for the failure to give any such notification.

     Issuance of a Creation Unit. Except as provided herein, a Creation Unit of iShares of an Index Fund will not be issued until the transfer of good title to the Company of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required securities included in the Portfolio Deposit (or the cash value thereof) have been delivered to the account of the relevant subcustodian, the Custodian shall notify the Distributor and the Adviser, and the Company will issue and cause the delivery of the Creation Unit of iShares.

     To the extent contemplated by an Authorized Participant's agreement with the Company, the Company will issue Creation Units of iShares to such Authorized Participant notwithstanding the fact that the corresponding Portfolio Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral consisting of cash or Short-Term Investments having a value at least equal to such amount as required by the Company in accordance with its then-effective procedures, provided that such amount shall be no less than 125% of the value of the missing Deposit Securities. Information concerning the Company's current procedures for collateralization of missing Deposit Securities is available from the Distributor. The Authorized Participant Agreement will permit the Company to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Company of purchasing such securities and the value of the collateral.

     All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Company, and the Company's determination shall be final and binding.

     Cash Purchase Method. Although the Company does not ordinarily permit cash purchases of Creation Units, when cash purchases of Creation Units of iShares are available or specified for an Index Fund (Creation Units of the iShares MSCI South Korea Index Fund are currently offered only for cash and Creation Units of iShares MSCI Brazil (Free) and Taiwan Index Funds will be offered only for cash), they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a cash purchase, the investor must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset the Company's brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the investor will be required to pay a fixed purchase transaction fee, plus an additional variable charge for cash purchases, which is expressed as a percentage of the value of the Deposit Securities. The transaction fees for in-kind and cash purchases of Creation Units of iShares are described below.

     Purchase Transaction Fee. A purchase transaction fee payable to the Company is imposed to compensate the Company for the transfer and other transaction costs of an Index Fund associated with the issuance of Creation Units of iShares. Purchasers of Creation Units of iShares for cash are required to pay an additional variable charge to compensate the relevant Index Fund for brokerage and market impact expenses. Where the Company permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed the additional variable charge for cash purchases on the "cash in lieu" portion of its investment. Purchasers of iShares in Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Company. The purchase transaction fees for in-kind purchases and cash purchases (when available) are listed in the table below. This table is subject to revision from time to time. Investors are also responsible for payment of the costs of transferring the Deposit Securities to the Company.
                                                            Additional
                                                         Variable Charge
                                      In-kind and cash        for Cash
                    Index Fund            purchases          Purchases*
              ------------------------------------------------------------
                Australia                  $1,750               0.60%
                Austria                    $1,600               0.67%
                Belgium                    $1,500               0.30%
                Brazil (Free)              $4,725                 **
                Canada                     $3,250               0.30%
                EMU                        $8,000               1.05%
                France                     $3,400               0.25%
                Germany                    $2,400               0.25%
                Hong Kong                  $3,800               0.60%
                Italy                      $2,100               0.30%
                Japan                      $7,600               0.15%
                Malaysia (Free)            $4,150                ***
                Mexico (Free)              $2,200               0.50%
                Netherlands                $1,900               0.25%
                Singapore (Free)           $2,500               1.60%
                South Africa               $3,200               1.60%
                South Korea                $4,400                ***
                Spain                      $2,300               0.25%
                Sweden                     $2,700               0.30%
                Switzerland                $2,200               0.40%
                Taiwan                     $7,200                ***
                United Kingdom             $4,750               0.25%
                USA                        $1,900               0.50%

              *   As a percentage of the value of amount invested.
              ** This percentage, when aggregated with the basic in-kind transaction fee, will not exceed 3.00%.
              *** This percentage, when aggregated with the basic in-kind transaction fee, will not exceed 2.00%.

     Example. A hypothetical example of the costs of creating a Creation Unit of iShares of the Japan Index Fund is set forth below for illustrative purposes only. The exchange rate reflected in the table is Y103.195 per US$1.

                     Unit Creation Calculation     Unit Creation Calculation         Daily NAV Calculation in
                         in Japanese Yen            United States Dollars              United States Dollars
                   --------------------------------------------------------------------------------------------
Execution                   938,463,276                     9,094,077                          9,094,077
Commissions                     938,455                         9,094                                N/A
Stamp Taxes                           0                             0                                N/A
Risk Premium                          0                             0                                N/A
Accrued Income                1,358,872                        13,168                             13,168
Creation Charge                 784,282                         7,600                                N/A
iShares Unit                941,544,885                     9,123,939                          9,107,245
Value
Per iShares                                                     15.21                              15.18
Shares                          600,000

     See "Investment Advisory, Management, Administrative and Distribution Services" herein, for additional information concerning the distribution arrangements for iShares.

     Redemption of iShares in Creation Units. iShares may be redeemed only in
     ---------------------------------------
Creation Units at their net asset value next determined after receipt of a redemption request in proper form by the Distributor and only on a day on which the AMEX is open for trading. The Company will not redeem iShares in amounts less than Creation Units. Beneficial Owners also may sell iShares in the secondary market, but must accumulate enough iShares to constitute a Creation Unit in order to have such shares redeemed by the Company. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit of iShares. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of iShares to constitute a redeemable Creation Unit.

    With respect to each Index Fund (other than the iShares MSCI Malaysia (Free) and South Korea Index Funds, which currently redeem, and the iShares MSCI Brazil
(Free) and Taiwan Index Funds which will redeem, Creation Units of iShares solely for cash) the Adviser makes available through the Distributor immediately prior to the opening of business on the AMEX (currently 9:30 am, Eastern time) on each day that the AMEX is open for business the Portfolio Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Unless cash redemptions are available or specified for an Index Fund, the redemption proceeds for a Creation Unit generally consist of Deposit Securities as announced by the Distributor on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Deposit Securities, less the redemption transaction fee described below. The redemption transaction fee described below is deducted from such redemption proceeds. In the case of a resident Australian or New Zealand holder, notwithstanding the foregoing, such holder is only entitled to receive cash upon its redemption of Creation Units of iShares.

     A redemption transaction fee payable to the Company is imposed to offset transfer and other transaction costs that may be incurred by the relevant Index Fund. The redemption transaction fee for redemptions in kind and for cash and the additional variable charge for cash redemptions (when cash redemptions are available or specified) are listed in the table below. Investors will also bear the costs of transferring the Portfolio Deposit from the Company to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.


                                                   Additional variable
                               In-kind and cash     charge for cash
             Index Fund           redemptions         redemptions*
        -----------------------------------------------------------
          Australia                 $1,750               0.60%
          Austria                   $1,600               0.67%
          Belgium                   $1,500               0.30%
          Brazil (Free)             $4,725                 **
          Canada                    $3,250               0.30%
          EMU                       $8,000               1.05%
          France                    $3,400               0.25%
          Germany                   $2,400               0.25%
          Hong Kong                 $3,800               0.60%
          Italy                     $2,100               0.30%
          Japan                     $7,600               0.40%
          Malaysia (Free)           $4,150                 **
          Mexico (Free)             $2,200               0.50%
          Netherlands               $1,900               0.25%
          Singapore (Free)          $2,500               1.30%
          South Africa              $3,200               1.60%
          South Korea               $4,400                 **
          Spain                     $2,300               0.45%

                                                   Additional variable
                             In-kind and cash        charge for cash
             Index Fund           redemptions          redemptions*
        ---------------------------------------------------------------
          Sweden                    $2,700                0.30%
          Switzerland               $2,200                0.40%
          Taiwan                    $7,200                  **
          United Kingdom            $4,750                0.75%
          USA                       $1,900                0.50%

        *   As a percentage of the value of amount invested.
        ** This percentage, when aggregated with the basic in-kind transaction fee, will not exceed 2.00%.

     Redemption requests in respect of Creation Units of any Index Fund must be submitted to the Distributor by or through an Authorized Participant on a day that the AMEX is open for business, between the hours of 9:00 a.m. and 4:00 p.m., Eastern time. Investors other than through Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor will provide a list of current Authorized Participants upon request.

     The Authorized Participant must transmit the request for redemption, in the form required by the Company, to the Distributor in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any given time there will be only a limited number of broker-dealers that have executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the iShares to the Company's Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

     A redemption request is considered to be in "proper form" if (i) an Authorized Participant has transferred or caused to be transferred to the Company's Transfer Agent the Creation Unit of iShares being redeemed through the book-entry system of DTC so as to be effective by the AMEX closing time on a day on which the AMEX is open for business and (ii) a duly completed request form is received by the Distributor from the Authorized Participant on behalf of itself or another redeeming investor after 9:00 a.m. and not later than 2:00 p.m. on the next following day (on which the AMEX is open for business). If the Transfer Agent does not receive the investor's iShares through DTC's facilities by 2:00 p.m. on the AMEX business day following the day that the redemption request is received, the redemption request shall be rejected and may be resubmitted the next day that the AMEX is open for business. Investors should be aware that the deadline for such transfers of shares through the DTC system may be significantly earlier than the close of business on the AMEX. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the iShares.

     Upon receiving a redemption request, the Distributor shall notify the Company and the Company's Transfer Agent of such redemption request. The tender of an investor's iShares for redemption and the distribution of the cash redemption payment in respect of Creation Units redeemed will be effected through DTC and the relevant Authorized Participant to the beneficial owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds iShares, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request. See "Book-Entry System Only."

     In connection with taking delivery of shares of Deposit Securities upon redemption of iShares, a redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Portfolio Securities are customarily traded, to which account such Portfolio Securities will be delivered.

     Deliveries of redemption proceeds by the Index Funds relating to those countries generally will be made within three business days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three business days after the day on which the redemption request is received in proper form. For each country relating to an Index Fund, Appendix B hereto identifies the instances where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, in respect of each Index Fund, the Company will make delivery of in-kind redemption proceeds within the number of days stated in Appendix B to be the maximum number of days necessary to deliver redemption proceeds.

     If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of the Portfolio Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Portfolio Securities in such jurisdiction, the Company may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the net asset value of its shares based on the net asset value of iShares of the relevant Index Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional variable charge for cash redemptions specified above, to offset the Company's brokerage and other transaction costs associated with the disposition of Portfolio Securities of the Index Fund). Redemptions of iShares for Deposit Securities will be subject to compliance with applicable United States federal and state securities laws and each Index Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Index Fund could not lawfully deliver specific Deposit Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

     Although the Company does not ordinarily permit cash redemptions of Creation Units (except that, as noted above, Creation Units of the iShares MSCI Brazil (Free), Malaysia (Free), South Korea and Taiwan Index Funds may be redeemed only for cash, and resident Australian and New Zealand holders may redeem solely for cash), in the event that cash redemptions are permitted or required by the Company, proceeds will be paid to the Authorized Participant redeeming shares on behalf of the redeeming investor as soon as practicable after the date of redemption (within seven calendar days thereafter, except for the instances listed in Appendix B hereto where more than seven calendar days would be needed).

     To the extent contemplated by an Authorized Participant's agreement with the Company, in the event the Authorized Participant that has submitted a redemption request in proper form is unable to transfer all or part of the Creation Units of iShares to be redeemed to the Distributor, on behalf of the Company, at or prior to 2:00 p.m. on the AMEX business day after the date of submission of such redemption request, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing iShares as soon as possible, which undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash having a value at least equal to 125% of the value of the missing iShares. The collateral is marked to market daily in accordance with the Company's procedures. The Company's current procedures for collateralization of missing iShares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds and shall be held by the Company's custodian and marked to market daily, and that the fees of the custodian and any subcustodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Authorized Participant Agreement will permit the Company to purchase the missing iShares or acquire the Portfolio Securities and the Cash Component underlying such iShares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Company of purchasing such iShares, Portfolio Securities or Cash Component and the value of the collateral.

     Because the Portfolio Securities of an Index Fund may trade on the relevant exchange(s) on days that the AMEX is closed or are otherwise not Business Days for such Index Fund, stockholders may not be able to redeem their shares of such Index Fund, or to purchase or sell iShares on the AMEX, on days when the net asset value of such Index Fund could be significantly affected by events in the relevant foreign markets.

     The right of redemption may be suspended or the date of payment postponed with respect to any Index Fund (1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the New York Stock Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Index Fund's portfolio securities or determination of its net asset value is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

     Determining Net Asset Value. Net asset value per share for each Index Fund
     ---------------------------
is computed by dividing the value of the net assets of such Index Fund (i.e., the value of its total assets less total liabilities) by the total number of iShares outstanding, rounded to the nearest cent. Expenses and fees, including the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining net asset value. Except in the case of the iShares MSCI Brazil, Malaysia (Free), South Korea and Taiwan Index Funds, the net asset value of each Index Fund is determined as of the close of the regular trading session on the New York Stock Exchange, Inc. ("NYSE") (ordinarily 4:00 p.m., Eastern time) on each day that the NYSE is open. The net asset value of each of the iShares MSCI Malaysia (Free), South Korea and Taiwan Index Funds is determined as of 8:30 a.m. (Eastern time) on each day that the NYSE is open. The net asset value of the iShares MSCI Brazil Index Fund is determined as of 5:00 p.m. (Eastern time) on each day that the NYSE is open.

     In computing an Index Fund's net asset value, the Index Fund's portfolio securities are valued based on their last quoted current price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted bid price in such market. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Adviser in accordance with procedures adopted by the Board. Currency values generally are converted into US dollars using the same exchange rates utilized by Morgan Stanley Capital International in the calculation of the relevant MSCI Indices (currently, exchange rates as of 4:00 p.m. London time, except that the exchange rate for the MSCI Mexico (Free) Index is that as of 3:00 p.m. Eastern time). However, the Company may use a different rate from the rate used by MSCI in the event the Adviser concludes that such rate is more appropriate and, as of the date of this SAI, is using a different rate than the MSCI in computing the net asset value of the iShares MSCI Malaysia (Free) Index Fund. Any such use of a different rate than MSCI may adversely affect an Index Fund ability to track its benchmark MSCI Index.

     Continuous Offering. The method by which Creation Units of iShares are
     -------------------
created and traded may raise certain issues under applicable securities laws. Because new Creation Units of iShares are issued and sold by the Company on an ongoing basis, at any point a "distribution", as such term is used in the Securities Act of 1933, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent iShares, and sells some or all of the iShares comprising such Creation Units directly to its customers; or if it chooses to couple the creation of a supply of New iShares with an active selling effort involving solicitation of secondary market demand for iShares. A determination of whether a person is an underwriter for the purposes of the Securities Act depends upon all the facts and circumstances pertaining to that person's activities. Thus, the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. Broker-dealer firms should also note that dealers who are effecting transactions in iShares, whether or not participating in the distribution of iShares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. The Company has, however, applied to the Securities and Exchange Commission for an exemption from this prospectus delivery obligation in ordinary iShares secondary market transactions under certain circumstances, on the condition that iShares purchasers are provided with a iShares product description. If the SEC granted the Company this relief, broker-dealer firms should note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary market transaction), and thus dealing with iShares that are part of an "unsold allotment" within the meaning of section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by section 4(3) of the Securities Act. Firms that incur a prospectus-delivery obligation with respect to iShares are reminded that under Securities Act Rule 153 a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the exchange is satisfied by the fact that the Index Fund's prospectus is available at the exchange (i.e., the AMEX) upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange and not with respect to "upstairs" transactions.

                                     TAXES

     The Company on behalf of each Index Fund has the right to reject an order for a purchase of iShares if the purchaser (or group of purchasers) would, upon obtaining the iShares so ordered, own 80% or more of the outstanding iShares of a given Index Fund and if, pursuant to section 351 of the Internal Revenue Code, the respective Index Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Company also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See "Purchase and Issuance of iShares in Creation Units."

     Each Index Fund intends to qualify for and to elect treatment as a separate RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, a company must annually distribute at least 90 percent of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (1) at least 90 percent of the company's annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (2) at the close of each quarter of the company's taxable year, (a) at least 50 percent of the market value of the company's total assets must be represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the company's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25 percent of the value of its total assets may be invested in the securities of any one issuer or of two or more issuers that are controlled by the company (within the meaning of Section 851(b)(3)(B) of the Internal Revenue Code) and that are engaged in the same or similar trades or businesses or related trades or businesses (other than U.S. government securities or the securities of other regulated investment companies).

     Each Index Fund may be subject to foreign income taxes withheld at source. Each Index Fund will elect to "pass through" to its investors the amount of foreign income taxes paid by the Index Fund provided that the investor held the Index Fund, and the Index Fund held the security, on the dividend settlement date and for at least fourteen additional days immediately before and/or thereafter, with the result that each investor will (i) include in gross income, even though not actually received, the investor's pro rata share of the Index Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) the investor's pro rata share of the Index Fund's foreign income taxes. A foreign tax credit may not exceed the investor's U.S. federal income tax otherwise payable with respect to the investor's foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) his proportionate share of foreign taxes paid by the Index Fund and (ii) the portion of any dividend paid by the Index Fund which represents income derived from foreign sources; the Index Fund's gain from the sale of securities will generally be treated as U.S. source income. This foreign tax credit limitation is applied separately to separate categories of income; dividends from the Index Fund will be treated as "passive" or "financial services" income for this purpose. The effect of this limitation may be to prevent investors from claiming as a credit the full amount of their pro rata share of the Index Fund's foreign income taxes. Taxes other than foreign income taxes, including any profits levy payable by the iShares Malaysia
(Free) Index Fund, are not passed through to you in this way.

     If any Index Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies," the Index Fund will be subject to one of the following special tax regimes: (i) the Index Fund is liable for U.S. federal income tax, and an additional charge in the nature of interest, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Index Fund as a dividend to its shareholders; (ii) if the Index Fund were able and elected to treat a passive foreign investment company as a "qualified electing fund," the Index Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Index Fund's pro rata share of the ordinary earnings and net capital gains of the passive foreign investment company, whether or not such earnings or gains are distributed to the Index Fund or (iii) the Index Fund is entitled to mark-to-market annually the shares of the passive foreign investment company, and is required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.

     An Index Fund will be subject to a 4 percent excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98 percent of its ordinary income for the calendar year plus 98 percent of its capital gain net income for the twelve months ended October 31 of such year. Each Index Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4 percent excise tax.

     An investor in an Index Fund that is a foreign corporation or an individual who is a nonresident alien for U.S. tax purposes will be subject to significant adverse U.S. tax consequences. For example, dividends paid out of an Index Fund's investment company taxable income will generally be subject to U.S. federal withholding tax at a rate of 30% (or lower treaty rate if the foreign investor is eligible for the benefits of an income tax treaty). Foreign investors are urged to consult their own tax advisors regarding the U.S. tax treatment, in their particular circumstances, of ownership of shares in an Index Fund.

     The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares of the Company should consult their own tax advisors as to the tax consequences of investing in such shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

                            PERFORMANCE INFORMATION

     The performance of the Index Funds may be quoted in advertisements, sales literature or reports to shareholders in terms of average annual total return, cumulative total return and yield.

     Quotations of average annual total return are expressed in terms of the average annual rate of return of a hypothetical investment in an Index Fund over periods of 1, 5 and 10 years (or the life of an Index Fund, if shorter). Such total return figures will reflect the deduction of a proportional share of such Index Fund's expenses on an annual basis, and will assume that all dividends and distributions are reinvested when paid.

     Total return is calculated according to the following formula: P(1 + T)/n/ = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year period). The total return for the period from commencement of operations to August 31, 1996 (not annualized) and for the fiscal years ended August 31, 1997, 1998 and 1999, respectively, for each of the following Index Funds was: iShares MSCI Australia Index Fund 3.88%, 6.23%, (23.11)% and 32.09%; iShares MSCI Austria Index Fund (3.39)%, 1.06%, 2.16% and (8.69)%; iShares MSCI Belgium Index Fund 5.01%, 9.26%, 39.42% and (1.00)%; iShares MSCI Canada Index Fund 4.63%, 28.50%, (21.69)% and 39.71%; iShares MSCI France Index Fund 4.95%, 16.60%,
34.77% and 21.01%; iShares MSCI Germany Index Fund 4.00%, 20.51%, 25.69% and 7.04%; iShares MSCI Hong Kong Index Fund 3.22%, 17.80%, (54.22)% and 90.51%;
iShares MSCI Italy Index Fund 4.11%, 23.37%, 47.66% and 5.14%; iShares MSCI Japan Index Fund (3.11)%, (11.97)%, (33.38)% and 58.14%; iShares MSCI Malaysia
(Free) Index Fund 4.28%, (40.20)%, (73.57)% and 185.81%; iShares MSCI Mexico
(Free) Index Fund 15.93%, 35.21%, (44.18)% and 66.92%; iShares MSCI Netherlands Index Fund 11.19%, 28.04%, 17.41% and 8.98%; iShares MSCI Singapore (Free) Index Fund (6.73)%, (23.48)%, (61.29)% and 144.52%; iShares MSCI Spain Index Fund
8.45%, 39.15%, 32.58% and 13.39%; iShares MSCI Sweden Index Fund 14.13%, 30.10%,
5.48% and 25.09%; iShares MSCI Switzerland Index Fund 2.60%, 16.69%, 21.24% and 1.47%; and iShares MSCI United Kingdom Index Fund 10.41%, 30.48%, 14.98% and 15.33%. The iShares MSCI South Korea Index Fund commenced investment operations on May 8, 2000, therefore no total return information is available. As of the date of this SAI, the iShares MSCI Brazil (Free), EMU, South Africa and Taiwan Index Funds have not commenced investment operations.

     Quotations of a cumulative total return will be calculated for any specified period by assuming a hypothetical investment in an Index Fund on the date of the commencement of the period and will assume that all dividends and distributions are reinvested on ex date. However, currently there is no dividend reinvestment option available to shareholders of iShares and such calculation is provided for informational purposes only. The net increase or decrease in the value of the investment over the period will be divided by its beginning value to arrive at cumulative total return. Total return calculated in this manner will differ from the calculation of average annual total return in that it is not expressed in terms of an average rate of return.

     The yield of an Index Fund is the net annualized yield based on a specified 30-day (or one month) period assuming a semiannual compounding of income. Included in net investment income is the amortization of market premium or accretion of market and original issue discount. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula: YIELD = 2[(a-b/cd + 1)/6/-1] (where a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends and d = the maximum offering price per share on the last day of the period).

     Quotations of cumulative total return, average annual total return or yield reflect only the performance of a hypothetical investment in an Index Fund during the particular time period on which the calculations are based. Such quotations for an Index Fund will vary based on changes in market conditions and the level of such Index Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     The cumulative and average total returns and yields do not take into account federal or state income taxes which may be payable; total returns and yields would, of course, be lower if such charges were taken into account.

     A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods for calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of the Company with performance quoted with respect to other investment companies or types of investments.

     Because some or all of the Company's investments are denominated in foreign currencies, the strength or weakness of the U.S. dollar as against these currencies may account for part of the Company's investment performance. Historical information on the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning the Company. Such historical information is not indicative of future fluctuations in the value of the U.S. dollar against these currencies. In addition, marketing materials may cite country and economic statistics and historical stock market performance information for any of the countries in which the Company invests, including, but not limited to, the following: population growth, gross domestic product, inflation rate, average stock market price-earnings ratios and the total value of stock markets. Sources for such statistics may include official publications of various foreign governments and exchanges.

     From time to time, in advertising and marketing literature, the Company's performance may be compared to the performance of broad groups of open-end and closed-end investment companies with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc., Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc., Value Line Mutual Fund Survey and other independent organizations. When these organizations' tracking results are used, the Company will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk.

     In addition, in connection with the communication of its performance to current or prospective shareholders, the Company also may compare those figures to the performance of certain unmanaged indices which may assume the reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples of such indices include, but are not limited to the following:

     .    Dow Jones Industrial Average
     .    Consumer Price Index
     .    Standard & Poor's 500 Composite Stock Price Index (S&P 500)
     .    NASDAQ OTC Composite Index
     .    NASDAQ Industrials Index

     . International Finance Corporation's (Global) Composite and (Investable) Composite Indice s
     .    Morgan Stanley Capital International Indices
     .    NASDAQ Composite Index
     .    Wilshire 5000 Stock Index

     In addition, the Company from time to time may compare the results of each Index Fund to the following national benchmarks:


                         COUNTRY         NATIONAL INDEX
                        -----------------------------------------
                         Australia       All Ordinaries
                         Austria         Vienna Stock Exchange
                         Brazil          Sao Paulo Bovespa
                         Belgium         Brussels Stock Exchange
                         Canada          Toronto 300
                         EMU             Euro Stoxx 50
                         France          CAC 40
                         Germany         DAX
                         Hong Kong       Hang Seng
                         Italy           BCI
                         Japan           Nikkei 225
                         Malaysia        KLSE
                         Mexico          IPC
                         Netherlands     CBS All Share
                         Singapore       SES All
                         South Africa    Johannesburg All-Share
                         South Korea     Composite
                         Spain           MA Madrid Index
                         Sweden          Aff. General
                         Switzerland     Swiss Market Index
                         Taiwan          TWSE
                         U.K.            FTSE100

     From time to time, the Company may use in marketing materials a graph entitled "The Efficient Frontier," which illustrates the historical risks and returns of selected unmanaged indices which track the performance of various combinations of United States and international securities for a certain time period, such as twenty years. A twenty year graph, for example, shall use twenty year annualized international returns represented by the MSCI Europe, Australasia and Far East (EAFE) Index and twenty year annualized United States returns represented by the S&P 500 Index. Risk is measured by the standard deviation in overall performance within each index. Data presented in the graph shall be provided by Ibbotson Associates, Inc. Performance of an index is historical and does not represent performance of the Company, and is not a guarantee of future results.

     Evaluation of Company performance of the Index Funds or other relevant statistical information made by independent sources may also be used in advertisements and sales literature concerning the Company, including reprints of, or selections from, editorials or articles about the Company. Sources for Company performance information and articles about the Company include, but are not limited to, the following:

     American Association of Individual Investors' Journal, a monthly
     -----------------------------------------------------
publication of the AAII that includes articles on investment analysis techniques.

     Barron's, a Dow Jones and Company, Inc. business and financial weekly that
     --------
periodically reviews investment company performance data.

     Business Week, a national business weekly that periodically reports the
     -------------
performance rankings and ratings of a variety of investment companies investing abroad.

     CDA Investment Technologies, an organization that provides performance and
     ---------------------------
ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate indices.

     Forbes, a national business publication that from time to time reports the
     ------
performance of specific investment companies.

     Fortune, a national business publication that periodically rates the
     -------
performance of a variety of investment companies.

     The Frank Russell Company, a West-Coast investment management firm that
     -------------------------
periodically evaluates international stock markets and compares foreign equity market performance to U.S. stock market performance.

     Ibbotson Associates, Inc., a company specializing in investment research
     -------------------------
and data.

     Investment Company Data, Inc., an independent organization that provides
     -----------------------------
performance ranking information for broad classes of mutual funds.

     Investor's Business Daily, a daily newspaper that features financial,
     -------------------------
economic, and business news.

     Kiplinger's Personal Finance Magazine, a monthly investment advisory
     -------------------------------------
publication that periodically features the performance of a variety of securities.

     Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a
     -------------------------------------------------------------------
weekly publication of industry-wide mutual fund averages by type of fund.

     Money, a monthly magazine that from time to time features both specific
     -----
funds and the mutual fund industry as a whole.

     Morgan Stanley International, an integrated investment banking firm that
     ----------------------------
compiles statistical information.

     The New York Times, a nationally distributed newspaper that regularly
     ------------------
covers financial news.

     Smart Money, a national personal finance magazine published monthly by Dow
     -----------
Jones & Company, Inc. and The Hearst Corporation that focuses on ideas for investing, spending and saving.

     Value Line Mutual Fund Survey, an independent organization that provides
     -----------------------------
biweekly performance and other information on mutual funds.

     The Wall Street Journal, a Dow Jones and Company, Inc. newspaper that
     -----------------------
regularly covers financial news.

     Wiesenberger Investment Companies Services, an annual compendium of
     ------------------------------------------
information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records and price ranges.

     Worth, a national publication distributed ten times per year by Capital
     -----
Publishing Company, a subsidiary of Fidelity Investments that focuses on personal financial journalism.

                       COUNSEL AND INDEPENDENT AUDITORS

     Counsel. Sullivan & Cromwell, 125 Broad Street, New York, New York 10004,
     -------
are counsel to the Company and have passed upon the validity of the Company's shares.

     Independent Auditors. Ernst & Young LLP, 787 Seventh Avenue, New York, New
     --------------------
York 10019, serve as the independent auditors of the Company.

                             FINANCIAL STATEMENTS

     The audited financial statements and notes thereto in the Company's Annual Report to Shareholders for the fiscal year ended August 31, 1999 (the "1999 Annual Report") are incorporated in this SAI by reference. No other parts of the 1999 Annual Report are incorporated by reference herein. The financial statements included in the 1999 Annual Report have been audited by the Company's independent auditors, Ernst & Young LLP, whose report thereon is incorporated herein by reference. Additional copies of the 1999 Annual Report may be obtained at no charge by telephoning the Distributor at 1-800-iShares (1-800-474-2737).

                                                                    APPENDIX A-1

                   MSCI AUSTRALIA INDEX AS OF MARCH 31, 2000

                                                                                       Index Market         Weight in
                                                                                      Capitalization        MSCI Index
Constituent Name                            Industry Classification                  (Millions of US$)          (%)
----------------                            -----------------------                  -----------------          ---
TELSTRA CORP                          Diversified Telecommunication Services              35,613.73            15.43%
NEWS CORP                                             Media                               28,334.11            12.28%
NEWS CORP PLVO                                        Media                               25,292.80            10.96%
NATIONAL AUSTRALIA BANK                               Banks                               19,191.09             8.31%
BROKEN HILL PROP CO                              Metals & Mining                          18,833.14             8.16%
WESTPAC BANKING                                       Banks                               11,479.79             4.97%
AMP LTD                                             Insurance                             10,287.85             4.46%
LEND LEASE                                    Diversified Financials                       6,575.81             2.85%
BRAMBLES INDUSTRIES                          Industrial Conglomerates                      5,800.88             2.51%
COLES MYER                                       Multiline Retail                          4,575.12             1.98%
WMC                                              Metals & Mining                           4,496.61             1.95%
COLONIAL                                      Diversified Financials                       4,344.10             1.88%
FOSTERS BREWING GROUP                               Beverages                              4,300.40             1.86%
RIO TINTO LTD                                    Metals & Mining                           4,110.46             1.78%
WOOLWORTHS LTD                                Food & Drug Retailing                        3,575.85             1.55%
WESTFIELD TRUST                                    Real Estate                             3,108.21             1.35%
COCA-COLA AMATIL                                    Beverages                              2,557.44             1.11%
GENERAL PROPERTY TRUST                             Real Estate                             2,357.93             1.02%
PIONEER INTERNATIONAL                         Construction Materials                       2,246.42             0.97%
CSR                                           Construction Materials                       2,177.77             0.94%
AMCOR                                         Containers & Packaging                       2,167.67             0.94%
TABCORP HOLDINGS                           Hotels Restaurants & Leisure                    2,079.15             0.90%
WESFARMERS                                   Industrial Conglomerates                      1,901.50             0.82%
SOUTHCORP HOLDINGS                           Industrial Conglomerates                      1,807.83             0.78%
QBE INSURANCE GROUP                                 Insurance                              1,678.95             0.73%
CSL                                              Pharmaceuticals                           1,648.33             0.71%
AUSTRALIAN GAS LIGHT CO                           Gas Utilities                            1,635.24             0.71%
SANTOS                                              Oil & Gas                              1,419.20             0.61%
NORTH                                            Metals & Mining                           1,327.23             0.57%
MIM HOLDINGS                                     Metals & Mining                           1,085.86             0.47%
ORICA                                               Chemicals                              1,074.91             0.47%
SMITH (HOWARD)                           Trading Companies & Distributors                    985.94             0.43%
PACIFIC DUNLOP                               Industrial Conglomerates                        982.97             0.43%
SUNCORP-METWAY                                        Banks                                  945.95             0.41%
GOODMAN FIELDER                                   Food Products                              928.09             0.40%
NORMANDY MINING                                  Metals & Mining                             918.30             0.40%
HARDIE (JAMES) IND                              Building Products                            908.20             0.39%
STOCKLAND TRUST                                    Real Estate                               882.51             0.38%
BRIT. AMER TOBACCO AUST                              Tobacco                                 855.08             0.37%
BORAL (NEW)                                   Construction Materials                         779.24             0.34%
LEIGHTON HOLDINGS                           Construction & Engineering                       754.38             0.33%
MAYNE NICKLESS                                Air Freight & Couriers                         706.88             0.31%

                                                                                       Index Market         Weight in
                                                                                      Capitalization        MSCI Index
Constituent Name                            Industry Classification                  (Millions of US$)          (%)
----------------                            -----------------------                  -----------------          ---
FAULDING (F.H.) & CO                             Pharmaceuticals                             683.35             0.30%
AMP DIVERS. PPTY(SCHRODE                           Real Estate                               585.26             0.25%
FUTURIS CORP                                      Food Products                              584.77             0.25%
ILUKA RESOURCES                                  Metals & Mining                             486.57             0.21%
NEWCREST MINING                                  Metals & Mining                             485.39             0.21%
EMAIL                                        Industrial Conglomerates                        371.25             0.16%
SONS OF GWALIA                                   Metals & Mining                             335.34             0.15%
JONES (DAVID)                                    Multiline Retail                            302.96             0.13%
DELTA GOLD                                       Metals & Mining                             230.33             0.10%
RESOLUTE                                         Metals & Mining                              25.45             0.01%

                                                                    APPENDIX A-2

                    MSCI AUSTRIA INDEX AS OF MARCH 31, 2000

                                                                                       Index Market         Weight in
                                                                                      Capitalization        MSCI Index
Constituent Name                            Industry Classification                  (Millions of US$)          ($)
----------------                            -----------------------                  -----------------          ---
BANK AUSTRIA                                         Banks                                 5,675.10            28.55%
VERBUND OESTERR ELEK A                         Electric Utilities                          3,303.07            16.62%
OMV AG                                             Oil & Gas                               2,064.84            10.39%
WIENERBERGER BAUSTOFF                          Building Products                           1,428.26             7.18%
GENERALI HOLDING VIENNA                            Insurance                               1,145.74             5.76%
VA TECHNOLOGIE                                     Machinery                                 947.33             4.77%
AUSTRIA TABAK                                       Tobacco                                  842.07             4.24%
FLUGHAFEN WIEN                           Transportation Infrastructure                       779.68             3.92%
MAYR-MELNHOF KARTON                          Containers & Packaging                          604.11             3.04%
BWT STAMM                                Commercial Services & Supplies                      596.19             3.00%
RHI                                          Construction Materials                          529.19             2.66%
AUSTRIAN AIRLINES                                   Airlines                                 502.66             2.53%
BOEHLER-UDDEHOLM                                Metals & Mining                              463.14             2.33%
BBAG OESTERR BRAU STAMM                            Beverages                                 339.34             1.71%
AUSTRIA MIKRO SYSTEME                  Semiconductor Equipment & Products                    206.69             1.04%
BAU HOLDING STAMM                          Construction & Engineering                        193.77             0.97%
LENZING                                            Chemicals                                 188.17             0.95%
BAU HOLDING VORZUG                         Construction & Engineering                         69.12             0.35%

                                                                    APPENDIX A-3

                    MSCI BELGIUM INDEX AS OF MARCH 31, 2000

                                                                                       Index Market         Weight in
                                                                                      Capitalization        MSCI Index
Constituent Name                            Industry Classification                  (Millions of US$)         (%)
----------------                            -----------------------                  -----------------         ---
FORTIS BELGIUM                                Diversified Financials                     18,414.31            26.09%
ELECTRABEL                                      Electric Utilities                       14,412.56            20.42%
KBC BANCASSURANCE                                      Banks                             10,661.99            15.10%
SOLVAY                                               Chemicals                            6,043.28             8.56%
UCB (GROUPE)                                      Pharmaceuticals                         5,306.45             7.52%
GROUPE BRUXELLES LAMBERT                      Diversified Financials                      5,201.83             7.37%
DELHAIZE-LE LION                               Food & Drug Retailing                      2,806.86             3.98%
COLRUYT                                        Food & Drug Retailing                      1,739.62             2.46%
D'IETEREN                                        Specialty Retail                         1,587.57             2.25%
BARCO                                   Electronic Equipment & Instruments                1,586.60             2.25%
BEKAERT                                        Electrical Equipment                       1,074.47             1.52%
UNION MINIERE                                     Metals & Mining                           887.39             1.26%
GLAVERBEL (GROUPE)                               Building Products                          455.10             0.64%
CMB                                                   Marine                                411.66             0.58%

                                                                    APPENDIX A-4

                 MSCI BRAZIL (FREE) INDEX AS OF MARCH 31, 2000

                                                                                       Index Market          Weight in
                                                                                      Capitalization         MSCI Index
Constituent Name                             Industry Classification                 (Millions of US$)          (%)
----------------                             -----------------------                 -----------------          ---
PETROBRAS PN                                        Oil & Gas                             12,287.65            10.88%
VALE DO RIO DOCE PNA                             Metals & Mining                          10,631.66             9.41%
TELECOM. SP PN(TELESP PA              Diversified Telecommunication Services               9,539.73             8.45%
ELETROBRAS ON                                   Electric Utilities                         8,080.57             7.16%
TELESP CELULAR PART. PN                Wireless Telecommunication Services                 6,168.58             5.46%
TELE NORTE LESTE PART.PN              Diversified Telecommunication Services               5,650.00             5.00%
EMBRATEL PART. PN                     Diversified Telecommunication Services               5,371.73             4.76%
BANCO ITAU PN                                         Banks                                4,585.66             4.06%
BANCO BRADESCO PN                                     Banks                                4,490.97             3.98%
PAO DE ACUCAR PN                              Food & Drug Retailing                        3,482.07             3.08%
TELE CENTRO SUL PART. PN              Diversified Telecommunication Services               3,433.55             3.04%
CERVEJARIA BRAHMA PN                                Beverages                              3,395.15             3.01%
TELECOM. SP ON(TELESP PA              Diversified Telecommunication Services               2,907.54             2.57%
CEMIG PN                                        Electric Utilities                         2,791.65             2.47%
CSN SIDERURGICA NAC'L ON                         Metals & Mining                           2,545.31             2.25%
TELESP CELULAR PART. ON                Wireless Telecommunication Services                 2,398.26             2.12%
ARACRUZ CELULOSE PNB                         Paper & Forest Products                       2,278.78             2.02%
EMBRATEL PART. ON                     Diversified Telecommunication Services               2,199.38             1.95%
TELE NORTE LESTE PART.ON              Diversified Telecommunication Services               2,149.95             1.90%
TELE SUD. CELU PART. PN                Wireless Telecommunication Services                 2,126.92             1.88%
SOUZA CRUZ ON                                        Tobacco                               1,787.30             1.58%
ELETROBRAS PNB                                  Electric Utilities                         1,640.09             1.45%
VOTORANTIM CELULOSE PN                       Paper & Forest Products                       1,423.86             1.26%
CERVEJARIA BRAHMA ON                                Beverages                              1,367.22             1.21%
TELE CENTRO SUL PART. ON              Diversified Telecommunication Services               1,361.18             1.21%
USIMINAS PNA                                     Metals & Mining                           1,122.54             0.99%
BANESPA PN                                            Banks                                  758.07             0.67%
WHITE MARTINS ON                                    Chemicals                                748.85             0.66%
IPIRANGA (PETROLEO) PN                              Oil & Gas                                646.94             0.57%
COPENE PNA                                          Chemicals                                620.53             0.55%
TELE SUD. CELU PART. ON                Wireless Telecommunication Services                   616.83             0.55%
SADIA PN                                          Food Products                              507.30             0.45%
GERASUL ON                                      Electric Utilities                           494.38             0.44%
GERDAU METALURGICA PN                            Metals & Mining                             479.08             0.42%
FOSFERTIL PN                                        Chemicals                                417.75             0.37%
COTEMINAS PN                                    Textiles & Apparel                           381.11             0.34%
CIMENTO PORTLAND ITAU PN                      Construction Materials                         336.28             0.30%
PERDIGAO PN                                       Food Products                              321.52             0.28%
BOMBRIL CIRIO PN                                Household Products                           298.14             0.26%
DURATEX PN                                      Building Products                            269.78             0.24%
LOJAS AMERICANAS PN                              Multiline Retail                            224.99             0.20%
MAHLE-MET. LEVE PN(METAL                            Machinery                                144.16             0.13%

                                                                                       Index Market          Weight in
                                                                                      Capitalization         MSCI Index
Constituent Name                             Industry Classification                 (Millions of US$)          (%)
----------------                             -----------------------                 -----------------          ---
INEPAR IND E CONSTR. PN                        Electrical Equipment                          142.88             0.13%
MARCOPOLO PN                                        Machinery                                111.10             0.10%
GERASUL PNB                                     Electric Utilities                            99.38             0.09%
LOJAS AMERICANAS ON                              Multiline Retail                             89.90             0.08%

                                                                    APPENDIX A-5

                    MSCI CANADA INDEX AS OF MARCH 31, 2000

                                                                                       Index Market          Weight in
                                                                                      Capitalization         MSCI Index
Constituent Name                             Industry Classification                 (Millions of US$)          (%)
----------------                             -----------------------                 -----------------          ---
NORTEL NETWORKS CORP                         Communications Equipment                    179,488.44            35.61%
BCE INC                               Diversified Telecommunication Services              80,252.84            15.92%
SEAGRAM CO                                            Media                               25,716.32             5.10%
THOMSON CORP                                          Media                               19,496.12             3.87%
BOMBARDIER B                                   Aerospace & Defense                        17,123.78             3.40%
ROYAL BANK OF CANADA                                  Banks                               14,384.59             2.85%
CANADIAN IMPERIAL BANK                                Banks                               11,485.37             2.28%
BANK NOVA SCOTIA                                      Banks                                9,889.81             1.96%
BANK MONTREAL                                         Banks                                9,386.09             1.86%
IMPERIAL OIL                                        Oil & Gas                              8,916.01             1.77%
ALCAN ALUMINIUM                                  Metals & Mining                           7,300.72             1.45%
CANADIAN PACIFIC                                   Road & Rail                             7,281.18             1.44%
BARRICK GOLD CORP                                Metals & Mining                           6,130.41             1.22%
NEWBRIDGE NETWORKS CORP                      Communications Equipment                      5,737.12             1.14%
ROGERS COMMUNICATIONS B                               Media                                5,292.64             1.05%
BCT.TELUS COMMUNI. VTG                Diversified Telecommunication Services               5,257.84             1.04%
SUNCOR ENERGY                                       Oil & Gas                              4,783.59             0.95%
PETRO-CANADA                                        Oil & Gas                              4,514.97             0.90%
WESTON (GEORGE)                               Food & Drug Retailing                        4,448.46             0.88%
ALBERTA ENERGY CO                                   Oil & Gas                              4,231.20             0.84%
TALISMAN ENERGY                                     Oil & Gas                              3,939.17             0.78%
TRANSCANADA PIPELINES                             Gas Utilities                            3,482.66             0.69%
INCO COMMON                                      Metals & Mining                           3,332.43             0.66%
ENBRIDGE                                          Gas Utilities                            3,166.61             0.63%
CANADIAN OCCIDENTAL                                 Oil & Gas                              3,158.82             0.63%
MAGNA INTERNATIONAL A                            Auto Components                           2,999.91             0.60%
POWER CORP OF CANADA                          Diversified Financials                       2,878.70             0.57%
NATIONAL BANK OF CANADA                               Banks                                2,763.92             0.55%
POTASH CORP SASKATCHEWAN                            Chemicals                              2,691.97             0.53%
CANADIAN NAT RESOURCES                              Oil & Gas                              2,654.42             0.53%
PLACER DOME                                      Metals & Mining                           2,590.55             0.51%
NORANDA                                          Metals & Mining                           2,526.46             0.50%
EDPERBRASCAN CORP A                           Diversified Financials                       2,156.08             0.43%
DOMTAR                                       Paper & Forest Products                       1,902.53             0.38%
WESTCOAST ENERGY                                  Gas Utilities                            1,898.95             0.38%
ABITIBI-CONSOLIDATED                         Paper & Forest Products                       1,831.97             0.36%
ANDERSON EXPLORATION                                Oil & Gas                              1,823.85             0.36%
MDS                                      Health Care Providers & Services                  1,778.68             0.35%
BCT.TELUS COMMUNI. N-VTG              Diversified Telecommunication Services               1,751.93             0.35%
QUEBECOR B                                            Media                                1,694.66             0.34%
TRANSALTA CORP                                  Electric Utilities                         1,627.30             0.32%

                                                                                       Index Market          Weight in
                                                                                      Capitalization         MSCI Index
Constituent Name                             Industry Classification                 (Millions of US$)          (%)
----------------                             -----------------------                 -----------------          ---
FAIRFAX FINANCIAL HLDGS                             Insurance                              1,573.79             0.31%
DOFASCO                                          Metals & Mining                           1,374.81             0.27%
GULF CANADA RESOURCES                               Oil & Gas                              1,285.99             0.26%
AIR CANADA COMMON                                    Airlines                              1,277.49             0.25%
COMINCO                                          Metals & Mining                           1,242.56             0.25%
RENAISSANCE ENERGY                                  Oil & Gas                              1,087.00             0.22%
CANADIAN TIRE CORP A                             Multiline Retail                          1,017.46             0.20%
CAE                                            Aerospace & Defense                           986.04             0.20%
MOLSON A                                            Beverages                                947.42             0.19%
AGRIUM                                              Chemicals                                889.09             0.18%
HUDSON'S BAY CO                                  Multiline Retail                            808.90             0.16%
TECK CORP B                                      Metals & Mining                             777.91             0.15%
UNITED DOMINION IND                                 Machinery                                698.00             0.14%
RIO ALGOM                                        Metals & Mining                             666.06             0.13%
SOBEYS                                        Food & Drug Retailing                          639.71             0.13%
COREL CORP                                           Software                                601.95             0.12%
CAMECO CORP                                      Metals & Mining                             589.85             0.12%
STELCO A                                         Metals & Mining                             552.03             0.11%
RANGER OIL                                          Oil & Gas                                490.36             0.10%
LAIDLAW                                            Road & Rail                               455.04             0.09%
METHANEX CORP                                       Chemicals                                349.42             0.07%
MOORE CORP                                Commercial Services & Supplies                     325.97             0.06%
COTT CORP                                           Beverages                                317.36             0.06%
AGNICO-EAGLE MINES                               Metals & Mining                             309.04             0.06%
CO-STEEL                                         Metals & Mining                             268.63             0.05%
CCL INDUSTRIES B                                Personal Products                            263.79             0.05%
ECHO BAY MINES                                   Metals & Mining                             174.33             0.03%
INCO VBN                                         Metals & Mining                             127.57             0.03%
EXTENDICARE SV                           Health Care Providers & Services                     89.92             0.02%
SPAR AEROSPACE                                 Aerospace & Defense                            73.35             0.01%
CAMBIOR                                          Metals & Mining                              53.46             0.01%

                                                                    APPENDIX A-6

                      MSCI EMU INDEX AS OF MARCH 31, 2000

                                                                                    Index Market         Weight in
                                                                                   Capitalization        MSCI Index
Constituent Name                               Industry Classification            (Millions of US$)          (%)
----------------                               -----------------------            -----------------      ----------
NOKIA CORP                                     Communications Equipment               256,967.53           6.8339%
DEUTSCHE TELEKOM                        Diversified Telecommunication Services        244,046.15           6.4902%
FRANCE TELECOM                          Diversified Telecommunication Services        176,481.71           4.6934%
ROYAL DUTCH PETROLEUM CO                              Oil & Gas                       125,185.06           3.3292%
TOTAL FINA ELF                                        Oil & Gas                       111,206.93           2.9575%
ALLIANZ                                               Insurance                       100,188.16           2.6644%
SIEMENS                                        Industrial Conglomerates                85,377.58           2.2706%
TELEFONICA                              Diversified Telecommunication Services         82,426.05           2.1921%
TIM ORD                                  Wireless Telecommunication Services           81,133.82           2.1577%
VIVENDI                                            Multi-Utilities                     68,073.76           1.8104%
DAIMLERCHRYSLER                                      Automobiles                       65,201.17           1.7340%
PHILIPS ELECTRS (KON.)                            Household Durables                   56,976.00           1.5152%
TELECOM ITALIA ORD                      Diversified Telecommunication Services         55,150.00           1.4667%
MUENCHENER RUECKVERSICH.                              Insurance                        55,020.81           1.4632%
KPN (KON.)                              Diversified Telecommunication Services         54,559.90           1.4510%
AEGON                                                 Insurance                        53,408.03           1.4203%
STMICROELECTRONICS                        Semiconductor Equipment & Products           53,039.37           1.4105%
ING GROEP                                       Diversified Financials                 52,355.86           1.3924%
AXA                                                   Insurance                        51,085.57           1.3586%
SONERA                                  Diversified Telecommunication Services         49,259.89           1.3100%
ALCATEL                                        Communications Equipment                45,342.27           1.2058%
CARREFOUR                                       Food & Drug Retailing                  44,545.11           1.1846%
LOREAL                                            Personal Products                    43,667.37           1.1613%
BSCH BCO SANTANDER CENTR                                Banks                          42,975.95           1.1429%
AVENTIS (RHONE-POULENC)                            Pharmaceuticals                     42,584.99           1.1325%
BBVA (BCO BILBAO VIZCAYA                                Banks                          42,578.05           1.1323%
LVMH                                              Textiles & Apparel                   40,981.73           1.0899%
DEUTSCHE BANK NAMEN                                     Banks                          40,664.55           1.0814%
ENI                                                   Oil & Gas                        40,131.58           1.0673%
BNP BANQUE NTLE PARIS                                   Banks                          35,535.84           0.9450%
ASSICURAZIONI GENERALI                                Insurance                        34,543.02           0.9186%
SAP STAMM                                              Software                        34,205.36           0.9097%
SUEZ LYONNAISE DES EAUX                            Multi-Utilities                     34,101.92           0.9069%
ABN AMRO HOLDING                                        Banks                          32,720.20           0.8702%
BAYER                                                 Chemicals                        32,692.88           0.8694%
ENEL                                              Electric Utilities                   32,499.13           0.8643%
SAP VORZUG                                             Software                        31,015.04           0.8248%
BASF                                                  Chemicals                        29,120.35           0.7744%
UNILEVER NV CERT                                    Food Products                      28,194.81           0.7498%
SANOFI-SYNTHELABO                                  Pharmaceuticals                     27,880.71           0.7415%
CANAL +                                                 Media                          27,632.65           0.7349%
REPSOL YPF                                            Oil & Gas                        26,044.03           0.6926%
BOUYGUES ORD                                  Construction & Engineering               25,713.09           0.6838%
HYPOVEREINSBANK                                         Banks                          25,692.39           0.6833%
VEBA                                               Multi-Utilities                     25,620.03           0.6813%

                                                                                    Index Market         Weight in
                                                                                   Capitalization        MSCI Index
Constituent Name                               Industry Classification            (Millions of US$)          (%)
----------------                               -----------------------            -----------------      ----------
ENDESA                                            Electric Utilities                  24,284.49            0.6458%
MEDIASET                                                Media                         22,959.60            0.6106%
PINAULT-PRINT.-REDOUTE                             Multiline Retail                   22,079.00            0.5872%
DRESDNER BANK NAMEN                                     Banks                         21,321.55            0.5670%
CAP GEMINI SA                                  IT Consulting & Services               21,142.90            0.5623%
SOCIETE GENERALE                                        Banks                         20,734.71            0.5514%
UNICREDITO ITALIANO ORD                                 Banks                         19,960.24            0.5308%
SAN PAOLO-IMI ORD                                       Banks                         19,341.34            0.5144%
FORTIS BELGIUM                                  Diversified Financials                18,414.31            0.4897%
OLIVETTI ORD                            Diversified Telecommunication Services        17,538.08            0.4664%
RWE STAMM                                         Electric Utilities                  16,882.93            0.4490%
AHOLD (KON.)                                    Food & Drug Retailing                 16,820.30            0.4473%
HEINEKEN NV                                           Beverages                       16,758.82            0.4457%
DANONE (GROUPE)                                     Food Products                     16,758.50            0.4457%
BANCA INTESA ORD                                        Banks                         16,032.12            0.4264%
ASM LITHOGRAPHY HOLDING                   Semiconductor Equipment & Products          15,526.60            0.4129%
ELECTRABEL                                        Electric Utilities                  14,412.56            0.3833%
VIAG                                              Electric Utilities                  13,945.04            0.3709%
SAGEM                                          Communications Equipment               13,797.97            0.3669%
VOLKSWAGEN STAMM                                     Automobiles                      13,684.96            0.3639%
PORTUGAL TELECOM                        Diversified Telecommunication Services        13,399.47            0.3563%
THYSSEN KRUPP                                      Metals & Mining                    12,677.10            0.3371%
AKZO NOBEL                                            Chemicals                       12,178.54            0.3239%
IBERDROLA                                         Electric Utilities                  11,758.50            0.3127%
AIR LIQUIDE                                           Chemicals                       11,506.27            0.3060%
EDP ELECTRICIDADE PORT                            Electric Utilities                  11,224.44            0.2985%
SAINT-GOBAIN                                      Building Products                   11,144.97            0.2964%
TNT POST GROEP                                  Air Freight & Couriers                10,725.61            0.2852%
METRO STAMM                                        Multiline Retail                   10,668.78            0.2837%
KBC BANCASSURANCE                                       Banks                         10,661.99            0.2835%
DASSAULT SYSTEMES                                      Software                       10,661.02            0.2835%
SCHNEIDER ELECTRIC                               Electrical Equipment                 10,302.90            0.2740%
LAGARDERE                                               Media                          9,960.73            0.2649%
EM TV & MERCHANDISING                                   Media                          9,925.07            0.2639%
PEUGEOT SA                                           Automobiles                       9,837.86            0.2616%
EIRCOM                                  Diversified Telecommunication Services         9,760.54            0.2596%
FIAT ORD                                             Automobiles                       9,692.65            0.2578%
LAFARGE (FRANCE)                                Construction Materials                 8,951.87            0.2381%
SCHERING                                           Pharmaceuticals                     8,934.39            0.2376%
LUFTHANSA                                              Airlines                        8,763.68            0.2331%
GAS NATURAL SDG                                     Gas Utilities                      8,736.65            0.2323%
GETRONICS                                      IT Consulting & Services                8,612.22            0.2290%
ALLIED IRISH BANKS                                      Banks                          8,400.93            0.2234%
PREUSSAG                                       Industrial Conglomerates                7,663.34            0.2038%
UPM-KYMMENE                                    Paper & Forest Products                 7,537.19            0.2004%
TIM RNC                                  Wireless Telecommunication Services           7,387.19            0.1965%
CASINO ORD                                      Food & Drug Retailing                  7,314.62            0.1945%
ACCOR                                        Hotels Restaurants & Leisure              7,310.44            0.1944%
CRH                                             Construction Materials                 6,936.91            0.1845%
THOMSON-CSF                                      Aerospace & Defense                   6,821.35            0.1814%

                                                                                    Index Market         Weight in
                                                                                   Capitalization        MSCI Index
Constituent Name                               Industry Classification            (Millions of US$)          (%)
----------------                               -----------------------            -----------------      ----------
ELSEVIER                                                Media                          6,778.17            0.1803%
FRESENIUS MED. CARE ST                     Health Care Providers & Services            6,559.25            0.1744%
WOLTERS KLUWER                                          Media                          6,379.24            0.1697%
UNION ELECTRICA FENOSA                            Electric Utilities                   6,256.61            0.1664%
TELECOM ITALIA RNC                      Diversified Telecommunication Services         6,111.53            0.1625%
WCM BETEILIGUNGS & GRUND                             Real Estate                       6,087.40            0.1619%
SOLVAY                                                Chemicals                        6,043.28            0.1607%
BEIERSDORF                                        Personal Products                    5,907.90            0.1571%
BANCA ROMA                                              Banks                          5,897.59            0.1568%
BANK AUSTRIA                                            Banks                          5,675.10            0.1509%
RAS ORD                                               Insurance                        5,579.95            0.1484%
MERCK KGAA                                         Pharmaceuticals                     5,447.82            0.1449%
BCP BANCO COMERCIAL NOM                                 Banks                          5,368.21            0.1428%
UCB (GROUPE)                                       Pharmaceuticals                     5,306.45            0.1411%
SODEXHO ALLIANCE                             Hotels Restaurants & Leisure              5,211.86            0.1386%
GROUPE BRUXELLES LAMBERT                        Diversified Financials                 5,201.83            0.1383%
PIRELLI SPA ORD                                    Auto Components                     4,904.53            0.1304%
MEDIOBANCA                                              Banks                          4,857.55            0.1292%
LINDE                                                 Machinery                        4,847.32            0.1289%
PUBLICIS                                                Media                          4,818.49            0.1281%
ALTADIS (TABACALERA)                                   Tobacco                         4,676.59            0.1244%
TIETOENATOR                                    IT Consulting & Services                4,620.71            0.1229%
MICHELIN                                           Auto Components                     4,323.63            0.1150%
VALEO                                              Auto Components                     4,076.89            0.1084%
PECHINEY ORD A                                     Metals & Mining                     4,000.65            0.1064%
MAN STAMM                                             Machinery                        3,906.61            0.1039%
USINOR                                             Metals & Mining                     3,863.49            0.1027%
BENETTON GROUP                                    Textiles & Apparel                   3,735.27            0.0993%
SONAE SGPS                                         Multiline Retail                    3,631.10            0.0966%
KARSTADT QUELLE                                    Multiline Retail                    3,600.61            0.0958%
HEIDELBERGER ZEMENT STAM                        Construction Materials                 3,525.89            0.0938%
ALITALIA                                               Airlines                        3,377.39            0.0898%
MONDADORI ORD                                           Media                          3,306.89            0.0879%
VERBUND OESTERR ELEK A                            Electric Utilities                   3,303.07            0.0878%
BULGARI                                           Textiles & Apparel                   3,201.59            0.0851%
ITALGAS                                             Gas Utilities                      3,167.06            0.0842%
RYANAIR HOLDINGS                                       Airlines                        3,030.99            0.0806%
BANCO ESPIRITO SANTO                                    Banks                          2,810.89            0.0748%
DELHAIZE-LE LION                                Food & Drug Retailing                  2,806.86            0.0746%
VOLKSWAGEN VORZUG                                    Automobiles                       2,718.96            0.0723%
PERNOD RICARD                                         Beverages                        2,711.31            0.0721%
ESSILOR INTERNATIONAL                      Health Care Equipment & Supplies            2,702.81            0.0719%
IRISH LIFE & PERMANENT                          Diversified Financials                 2,635.33            0.0701%
FOMENTO CONST Y CONTR                         Construction & Engineering               2,562.84            0.0682%
SMURFIT (JEFFERSON)                             Containers & Packaging                 2,537.26            0.0675%
INDEPENDENT NEWS & MEDIA                                Media                          2,532.97            0.0674%
ADIDAS-SALOMON                                    Textiles & Apparel                   2,516.89            0.0669%
AUTOPISTAS CESA (ACESA)                     Transportation Infrastructure              2,494.98            0.0664%
ALBA (CORP FINANCIERA)                               Real Estate                       2,462.97            0.0655%
BUHRMANN                                    Commercial Services & Supplies             2,444.34            0.0650%

                                                                                    Index Market         Weight in
                                                                                   Capitalization        MSCI Index
Constituent Name                               Industry Classification            (Millions of US$)          (%)
----------------                               -----------------------            -----------------      ----------
GEHE                                       Health Care Providers & Services             2,434.56           0.0647%
RWE VORZUG                                        Electric Utilities                    2,367.82           0.0630%
AUTOGRILL                                    Hotels Restaurants & Leisure               2,361.32           0.0628%
KAMPS                                               Food Products                       2,356.27           0.0627%
SAMPO INSURANCE CO A                                  Insurance                         2,318.00           0.0616%
ACERINOX                                           Metals & Mining                      2,311.09           0.0615%
CONTINENTAL                                        Auto Components                      2,278.87           0.0606%
BIC                                         Commercial Services & Supplies              2,248.79           0.0598%
HAGEMEYER                                            Distributors                       2,242.29           0.0596%
KERRY GROUP A                                       Food Products                       2,235.74           0.0595%
BRISA AUTO-ESTRADAS PORT                    Transportation Infrastructure               2,207.66           0.0587%
SIDEL                                                 Machinery                         2,204.13           0.0586%
AGUAS DE BARCELONA                                 Water Utilities                      2,179.00           0.0579%
ERIDANIA BEGHIN-SAY                                 Food Products                       2,168.10           0.0577%
SOL MELIA                                    Hotels Restaurants & Leisure               2,150.51           0.0572%
OMV AG                                                Oil & Gas                         2,064.84           0.0549%
BPI SGPS NOM                                    Diversified Financials                  2,005.69           0.0533%
CIMPOR CIMENTOS DE PORT                         Construction Materials                  1,995.99           0.0531%
COFLEXIP                                     Energy Equipment & Services                1,988.94           0.0529%
HOCHTIEF                                      Construction & Engineering                1,976.00           0.0526%
IMERYS (IMETAL)                                 Construction Materials                  1,962.40           0.0522%
TECHNIP                                       Construction & Engineering                1,945.21           0.0517%
GECINA                                               Real Estate                        1,944.25           0.0517%
UNIBAIL                                              Real Estate                        1,935.01           0.0515%
CLUB MEDITERRANEE                            Hotels Restaurants & Leisure               1,927.91           0.0513%
TELEPIZZA                                    Hotels Restaurants & Leisure               1,889.74           0.0503%
EURAFRANCE                                      Diversified Financials                  1,888.59           0.0502%
BANCA POPOLARE MILANO                                   Banks                           1,868.91           0.0497%
METSO CORP                                            Machinery                         1,832.49           0.0487%
COLRUYT                                         Food & Drug Retailing                   1,739.62           0.0463%
JERONIMO MARTINS SGPS                             Household Products                    1,738.22           0.0462%
PARMALAT FINANZIARIA                                Food Products                       1,705.99           0.0454%
SGL CARBON                                         Metals & Mining                      1,625.21           0.0432%
POHJOLA GROUP B                                       Insurance                         1,613.06           0.0429%
D'IETEREN                                          Specialty Retail                     1,587.57           0.0422%
BARCO                                     Electronic Equipment & Instruments            1,586.60           0.0422%
OUTOKUMPU A                                        Metals & Mining                      1,549.11           0.0412%
ACS ACTIV. CONST. Y SVCS                      Construction & Engineering                1,525.29           0.0406%
FIAT PRIV                                            Automobiles                        1,505.34           0.0400%
VOPAK (KON.)                                            Marine                          1,501.26           0.0399%
ITALCEMENTI ORD                                 Construction Materials                  1,494.55           0.0397%
GRUPO DRAGADOS                                Construction & Engineering                1,483.79           0.0395%
BANCA INTESA RNC                                        Banks                           1,471.49           0.0391%
SIMCO                                                Real Estate                        1,448.86           0.0385%
WIENERBERGER BAUSTOFF                             Building Products                     1,428.26           0.0380%
POHJOLA GROUP A                                       Insurance                         1,415.05           0.0376%
BAAN CO                                                Software                         1,361.34           0.0362%
KESKO B                                         Food & Drug Retailing                   1,221.50           0.0325%
RINASCENTE ORD                                  Food & Drug Retailing                   1,209.10           0.0322%
ZARDOYA OTIS                                          Machinery                         1,201.61           0.0320%

                                                                                Index Market         Weight in
                                                                               Capitalization        MSCI Index
Constituent Name                          Industry Classification            (Millions of US$)          (%)
----------------                          -----------------------            -----------------       -----------
KLM                                               Airlines                        1,186.66             0.0316%
IHC CALAND                                       Machinery                        1,182.72             0.0315%
KONE B                                           Machinery                        1,166.80             0.0310%
OCE                                          Office Electronics                   1,147.51             0.0305%
GENERALI HOLDING VIENNA                          Insurance                        1,145.74             0.0305%
GROUPE GTM                               Construction & Engineering               1,141.16             0.0303%
MAGNETI MARELLI ORD                           Auto Components                     1,129.73             0.0300%
DOUGLAS HOLDING                               Specialty Retail                    1,111.37             0.0296%
BUDERUS                                      Building Products                    1,111.11             0.0295%
BEKAERT                                     Electrical Equipment                  1,074.47             0.0286%
CASINO ADP                                 Food & Drug Retailing                  1,073.10             0.0285%
FIAT RNC                                        Automobiles                       1,044.03             0.0278%
MAN VORZUG                                       Machinery                        1,033.87             0.0275%
VEDIOR                                 Commercial Services & Supplies             1,008.24             0.0268%
HARTWALL A                                       Beverages                        1,008.16             0.0268%
MAPFRE (CORPORACION)                             Insurance                          958.46             0.0255%
VA TECHNOLOGIE                                   Machinery                          947.33             0.0252%
DCC                                       Industrial Conglomerates                  940.63             0.0250%
CORTEFIEL                                     Specialty Retail                      928.52             0.0247%
SAI ORD                                          Insurance                          923.21             0.0246%
SEB                                          Household Durables                     893.84             0.0238%
ZODIAC                                      Aerospace & Defense                     891.69             0.0237%
UNION MINIERE                                 Metals & Mining                       887.39             0.0236%
VALLEHERMOSO                                    Real Estate                         864.50             0.0230%
AZUCARERA EBRO AGRICOLAS                       Food Products                        862.37             0.0229%
METROVACESA                                     Real Estate                         859.36             0.0229%
AUSTRIA TABAK                                     Tobacco                           842.07             0.0224%
CARTIERE BURGO ORD                        Paper & Forest Products                   802.25             0.0213%
DYCKERHOFF VORZUG                          Construction Materials                   781.00             0.0208%
FLUGHAFEN WIEN                         Transportation Infrastructure                779.68             0.0207%
RAUTARUUKKI                                   Metals & Mining                       770.82             0.0205%
METRA CORP B                                     Machinery                          732.06             0.0195%
PROSEGUR                               Commercial Services & Supplies               722.84             0.0192%
KEMIRA                                           Chemicals                          721.01             0.0192%
AGIV                                             Machinery                          703.66             0.0187%
INSTRUMENTARIUM CORP                  Health Care Equipment & Supplies              703.14             0.0187%
SNIA BPD ORD                                     Chemicals                          685.30             0.0182%
WATERFORD WEDGWOOD UNIT                      Household Durables                     671.20             0.0179%
AMER-YHTYMAE A                          Leisure Equipment & Products                651.80             0.0173%
FYFFES                                     Food & Drug Retailing                    625.34             0.0166%
MAYR-MELNHOF KARTON                        Containers & Packaging                   604.11             0.0161%
UPONOR (ASKO)                                Building Products                      603.89             0.0161%
BWT STAMM                              Commercial Services & Supplies               596.19             0.0159%
SEGUROS TRANQUILIDADE                            Insurance                          590.89             0.0157%
PORTUCEL INDUSTRIAL                       Paper & Forest Products                   582.75             0.0155%
GREENCORE GROUP                                Food Products                        559.55             0.0149%
UNICER UNIAO CERVEJEIRA                          Beverages                          550.46             0.0146%
BILFINGER + BERGER                       Construction & Engineering                 549.20             0.0146%
LANE G.MARZOTTO ORD                          Textiles & Apparel                     542.74             0.0144%
FAG KUGELFISCHER                                 Machinery                          541.22             0.0144%

                                                                                Index Market         Weight in
                                                                               Capitalization        MSCI Index
Constituent Name                          Industry Classification            (Millions of US$)          (%)
----------------                          -----------------------            -----------------       -----------
METRO VORZUG                                  Multiline Retail                      532.64             0.0142%
RHI                                        Construction Materials                   529.19             0.0141%
PULEVA                                         Food Products                        529.03             0.0141%
NEDLLOYD (KON.)                                    Marine                           523.65             0.0139%
CPR                                        Diversified Financials                   517.03             0.0138%
AUSTRIAN AIRLINES                                 Airlines                          502.66             0.0134%
SIRTI                                    Construction & Engineering                 465.67             0.0124%
BOEHLER-UDDEHOLM                              Metals & Mining                       463.14             0.0123%
PORTLAND VALDERRIVAS                       Construction Materials                   460.38             0.0122%
GLAVERBEL (GROUPE)                           Building Products                      455.10             0.0121%
HOLLANDSCHE BETON GROEP                  Construction & Engineering                 455.07             0.0121%
ASTURIANA DE ZINC                             Metals & Mining                       449.55             0.0120%
EMPRESARIAL ENCE (GRUPO)                  Paper & Forest Products                   425.51             0.0113%
STORK (VER MACHINE.)                             Machinery                          425.07             0.0113%
IMPREGILO ORD                            Construction & Engineering                 424.59             0.0113%
RAISIO GROUP V                                 Food Products                        423.52             0.0113%
IWKA                                             Machinery                          421.07             0.0112%
CMB                                                Marine                           411.66             0.0109%
URBIS (INMOBILIARIA)                            Real Estate                         410.07             0.0109%
URALITA                                      Building Products                      409.79             0.0109%
STOCKMANN B                                   Multiline Retail                      400.87             0.0107%
JURYS DOYLE HOTEL GROUP                 Hotels Restaurants & Leisure                394.38             0.0105%
CEMENTIR                                   Construction Materials                   393.25             0.0105%
FINNLINES                                          Marine                           391.92             0.0104%
STOCKMANN A                                   Multiline Retail                      381.94             0.0102%
FAES                                          Pharmaceuticals                       380.52             0.0101%
CHARGEURS                                    Textiles & Apparel                     376.68             0.0100%
VISCOFAN                                       Food Products                        376.65             0.0100%
NORD-EST                                   Containers & Packaging                   340.33             0.0091%
BBAG OESTERR BRAU STAMM                          Beverages                          339.34             0.0090%
ITALCEMENTI RNC                            Construction Materials                   328.85             0.0087%
RENO MEDICI A ORD                          Containers & Packaging                   316.81             0.0084%
DEUTZ                                            Machinery                          300.57             0.0080%
IRISH CONTINENTAL GROUP                            Marine                           299.82             0.0080%
AGUILA (EL)                                      Beverages                          290.95             0.0077%
RHEINMETALL STAMM                         Industrial Conglomerates                  276.45             0.0074%
TULLOW OIL                                       Oil & Gas                          275.98             0.0073%
SAI RNC                                          Insurance                          267.78             0.0071%
METRA CORP A                                     Machinery                          252.02             0.0067%
RINASCENTE RNC                             Food & Drug Retailing                    218.52             0.0058%
AUSTRIA MIKRO SYSTEME                Semiconductor Equipment & Products             206.69             0.0055%
SALAMANDER                                   Textiles & Apparel                     197.06             0.0052%
BAU HOLDING STAMM                        Construction & Engineering                 193.77             0.0052%
DANIELI & CO ORD                                 Machinery                          193.20             0.0051%
PIRELLI SPA RNC                               Auto Components                       189.98             0.0051%
INAPA                                     Paper & Forest Products                   189.18             0.0050%
LENZING                                          Chemicals                          188.17             0.0050%
HOLSTEN-BRAUEREI                                 Beverages                          174.73             0.0046%
RHEINMETALL VORZUG                        Industrial Conglomerates                  167.94             0.0045%
BRAU & BRUNNEN                                   Beverages                          158.94             0.0042%

                                                                         Index Market         Weight in
                                                                        Capitalization        MSCI Index
Constituent Name                   Industry Classification            (Millions of US$)          (%)
----------------                   -----------------------            -----------------       -----------
ERCROS                                    Chemicals                          147.47             0.0039%
RINASCENTE PRIV                     Food & Drug Retailing                    124.59             0.0033%
CORTICEIRA AMORIM                   Containers & Packaging                   123.84             0.0033%
CIN CORP IND'L DO NORTE                   Chemicals                          119.09             0.0032%
SOARES DA COSTA                   Construction & Engineering                  98.29             0.0026%
DANIELI & CO RNC                          Machinery                           95.54             0.0025%
LANE G.MARZOTTO RISP                  Textiles & Apparel                      92.72             0.0025%
ESCADA STAMM                          Textiles & Apparel                      87.77             0.0023%
EFACEC CAPITAL SGPS                  Electrical Equipment                     81.58             0.0022%
ESCADA VORZUG                         Textiles & Apparel                      72.55             0.0019%
BAU HOLDING VORZUG                Construction & Engineering                  69.12             0.0018%
SNIA BPD RNC                              Chemicals                           58.19             0.0015%

                                                                    APPENDIX A-7

                    MSCI FRANCE INDEX AS OF MARCH 31, 2000

                                                                                Index Market            Weight in
                                                                               Capitalization          MSCI Index
Constituent Name                           Industry Classification           (Millions of US$)            (%)
----------------                           -----------------------           -----------------            ---
FRANCE TELECOM                           Diversified Telecommunication               176,481.71           16.42%
                                                   Services
TOTAL FINA ELF                                     Oil & Gas                         111,206.93           10.35%
VIVENDI                                         Multi-Utilities                       68,073.76            6.33%
STMICROELECTRONICS                    Semiconductor Equipment & Products              53,039.37            4.93%
AXA                                                Insurance                          51,085.57            4.75%
ALCATEL                                    Communications Equipment                   45,342.27            4.22%
CARREFOUR                                    Food & Drug Retailing                    44,545.11            4.14%
LOREAL                                         Personal Products                      43,667.37            4.06%
AVENTIS (RHONE-POULENC)                         Pharmaceuticals                       42,584.99            3.96%
LVMH                                          Textiles & Apparel                      40,981.73            3.81%
BNP BANQUE NTLE PARIS                                Banks                            35,535.84            3.31%
SUEZ LYONNAISE DES EAUX                         Multi-Utilities                       34,101.92            3.17%
SANOFI-SYNTHELABO                               Pharmaceuticals                       27,880.71            2.59%
CANAL +                                              Media                            27,632.65            2.57%
BOUYGUES ORD                              Construction & Engineering                  25,713.09            2.39%
PINAULT-PRINT.-REDOUTE                         Multiline Retail                       22,079.00            2.05%
CAP GEMINI SA                              IT Consulting & Services                   21,142.90            1.97%
SOCIETE GENERALE                                     Banks                            20,734.71            1.93%
DANONE (GROUPE)                                  Food Products                        16,758.50            1.56%
SAGEM                                      Communications Equipment                   13,797.97            1.28%
AIR LIQUIDE                                        Chemicals                          11,506.27            1.07%
SAINT-GOBAIN                                   Building Products                      11,144.97            1.04%
DASSAULT SYSTEMES                                  Software                           10,661.02            0.99%
SCHNEIDER ELECTRIC                           Electrical Equipment                     10,302.90            0.96%
LAGARDERE                                            Media                             9,960.73            0.93%
PEUGEOT SA                                        Automobiles                          9,837.86            0.92%
LAFARGE (FRANCE)                            Construction Materials                     8,951.87            0.83%
CASINO ORD                                   Food & Drug Retailing                     7,314.62            0.68%
ACCOR                                    Hotels Restaurants & Leisure                  7,310.44            0.68%
THOMSON-CSF                                   Aerospace & Defense                      6,821.35            0.63%
SODEXHO ALLIANCE                         Hotels Restaurants & Leisure                  5,211.86            0.48%
PUBLICIS                                             Media                             4,818.49            0.45%
MICHELIN                                        Auto Components                        4,323.63            0.40%
VALEO                                           Auto Components                        4,076.89            0.38%
PECHINEY ORD A                                  Metals & Mining                        4,000.65            0.37%
USINOR                                          Metals & Mining                        3,863.49            0.36%
PERNOD RICARD                                      Beverages                           2,711.31            0.25%
ESSILOR INTERNATIONAL                  Health Care Equipment & Supplies                2,702.81            0.25%
BIC                                     Commercial Services & Supplies                 2,248.79            0.21%
SIDEL                                              Machinery                           2,204.13            0.21%
ERIDANIA BEGHIN-SAY                              Food Products                         2,168.10            0.20%
COFLEXIP                                  Energy Equipment & Services                  1,988.94            0.19%
IMERYS (IMETAL)                             Construction Materials                     1,962.40            0.18%
TECHNIP                                   Construction & Engineering                   1,945.21            0.18%
GECINA                                            Real Estate                          1,944.25            0.18%
UNIBAIL                                           Real Estate                          1,935.01            0.18%
CLUB MEDITERRANEE                        Hotels Restaurants & Leisure                  1,927.91            0.18%

                                                                                Index Market            Weight in
                                                                               Capitalization          MSCI Index
Constituent Name                           Industry Classification           (Millions of US$)            (%)
----------------                           -----------------------           -----------------            ---
EURAFRANCE                                  Diversified Financials                     1,888.59            0.18%
SIMCO                                            Real Estate                           1,448.86            0.13%
GROUPE GTM                                Construction & Engineering                   1,141.16            0.11%
CASINO ADP                                   Food & Drug Retailing                     1,073.10            0.10%
SEB                                           Household Durables                         893.84            0.08%
ZODIAC                                        Aerospace & Defense                        891.69            0.08%
CPR                                         Diversified Financials                       517.03            0.05%
CHARGEURS                                     Textiles & Apparel                         376.68            0.04%
NORD-EST                                    Containers & Packaging                       340.33            0.03%

                                                                    APPENDIX A-8

                    MSCI GERMANY INDEX AS OF MARCH 31, 2000

                                                                                     Index Market         Weight in
                                                                                    Capitalization        MSCI Index
Constituent Name                               Industry Classification            (Millions of US$)          (%)
----------------                               -----------------------            -----------------          ---
DEUTSCHE TELEKOM                       Diversified Telecommunication Services             244,046.15      25.43%
ALLIANZ                                               Insurance                           100,188.16      10.44%
SIEMENS                                       Industrial Conglomerates                     85,377.58       8.90%
DAIMLERCHRYSLER                                      Automobiles                           65,201.17       6.79%
MUENCHENER RUECKVERSICH.                              Insurance                            55,020.81       5.73%
DEUTSCHE BANK NAMEN                                     Banks                              40,664.55       4.24%
SAP STAMM                                             Software                             34,205.36       3.56%
BAYER                                                 Chemicals                            32,692.88       3.41%
SAP VORZUG                                            Software                             31,015.04       3.23%
BASF                                                  Chemicals                            29,120.35       3.03%
HYPOVEREINSBANK                                         Banks                              25,692.39       2.68%
VEBA                                               Multi-Utilities                         25,620.03       2.67%
DRESDNER BANK NAMEN                                     Banks                              21,321.55       2.22%
RWE STAMM                                        Electric Utilities                        16,882.93       1.76%
VIAG                                             Electric Utilities                        13,945.04       1.45%
VOLKSWAGEN STAMM                                     Automobiles                           13,684.96       1.43%
THYSSEN KRUPP                                      Metals & Mining                         12,677.10       1.32%
METRO STAMM                                       Multiline Retail                         10,668.78       1.11%
EM TV & MERCHANDISING                                   Media                               9,925.07       1.03%
SCHERING                                           Pharmaceuticals                          8,934.39       0.93%
LUFTHANSA                                             Airlines                              8,763.68       0.91%
PREUSSAG                                      Industrial Conglomerates                      7,663.34       0.80%
FRESENIUS MED. CARE ST                    Health Care Providers & Services                  6,559.25       0.68%
WCM BETEILIGUNGS & GRUND                             Real Estate                            6,087.40       0.63%
BEIERSDORF                                        Personal Products                         5,907.90       0.62%
MERCK KGAA                                         Pharmaceuticals                          5,447.82       0.57%
LINDE                                                 Machinery                             4,847.32       0.51%
MAN STAMM                                             Machinery                             3,906.61       0.41%
KARSTADT QUELLE                                   Multiline Retail                          3,600.61       0.38%
HEIDELBERGER ZEMENT STAM                       Construction Materials                       3,525.89       0.37%
VOLKSWAGEN VORZUG                                    Automobiles                            2,718.96       0.28%
ADIDAS-SALOMON                                   Textiles & Apparel                         2,516.89       0.26%
GEHE                                      Health Care Providers & Services                  2,434.56       0.25%
RWE VORZUG                                       Electric Utilities                         2,367.82       0.25%
KAMPS                                               Food Products                           2,356.27       0.25%
CONTINENTAL                                        Auto Components                          2,278.87       0.24%
HOCHTIEF                                     Construction & Engineering                     1,976.00       0.21%
SGL CARBON                                         Metals & Mining                          1,625.21       0.17%
DOUGLAS HOLDING                                   Specialty Retail                          1,111.37       0.12%
BUDERUS                                           Building Products                         1,111.11       0.12%
MAN VORZUG                                            Machinery                             1,033.87       0.11%
DYCKERHOFF VORZUG                              Construction Materials                         781.00       0.08%
AGIV                                                  Machinery                               703.66       0.07%
BILFINGER + BERGER                           Construction & Engineering                       549.20       0.06%
FAG KUGELFISCHER                                      Machinery                               541.22       0.06%
METRO VORZUG                                      Multiline Retail                            532.64       0.06%
IWKA                                                  Machinery                               421.07       0.04%
DEUTZ                                                 Machinery                               300.57       0.03%

                                                                                     Index Market         Weight in
                                                                                    Capitalization        MSCI Index
Constituent Name                               Industry Classification            (Millions of US$)          (%)
----------------                               -----------------------            -----------------          ---
RHEINMETALL STAMM                             Industrial Conglomerates                        276.45       0.03%
SALAMANDER                                       Textiles & Apparel                           197.06       0.02%
HOLSTEN-BRAUEREI                                      Beverages                               174.73       0.02%
RHEINMETALL VORZUG                            Industrial Conglomerates                        167.94       0.02%
BRAU & BRUNNEN                                        Beverages                               158.94       0.02%
ESCADA STAMM                                     Textiles & Apparel                            87.77       0.01%
ESCADA VORZUG                                    Textiles & Apparel                            72.55       0.01%

                                                                    APPENDIX A-9

                   MSCI HONG KONG INDEX AS OF MARCH 31, 2000

                                                                                     Index Market         Weight in
                                                                                    Capitalization        MSCI Index
Constituent Name                          Industry Classification                  (Millions of US$)          (%)
----------------                          -----------------------                   ----------------          ---
HUTCHISON WHAMPOA                          Diversified Financials                          69,934.98            29.54%
CHEUNG KONG HOLDINGS                            Real Estate                                34,375.56            14.52%
CABLE & WIRELESS HKT               Diversified Telecommunication Services                  31,859.48            13.46%
SUN HUNG KAI PROPERTIES                         Real Estate                                20,813.11             8.79%
HANG SENG BANK                                    Banks                                    16,696.24             7.05%
CLP HOLDINGS                                 Electric Utilities                             9,328.30             3.94%
SWIRE PACIFIC A                            Diversified Financials                           8,012.49             3.38%
JOHNSON ELECTRIC HLDGS                     Electrical Equipment                             6,281.04             2.65%
HONGKONG CHINA GAS                             Gas Utilities                                5,895.79             2.49%
CATHAY PACIFIC AIRWAYS                           Airlines                                   5,019.91             2.12%
WHARF HOLDINGS                                  Real Estate                                 4,680.98             1.98%
TELEVISION BROADCASTS                             Media                                     3,895.40             1.65%
BANK EAST ASIA                                    Banks                                     3,096.95             1.31%
NEW WORLD DEVELOPMENT                           Real Estate                                 2,979.24             1.26%
SHANGRI-LA ASIA                         Hotels Restaurants & Leisure                        2,491.04             1.05%
SOUTH CHINA MORNING POST                          Media                                     1,667.31             0.70%
SINO LAND                                       Real Estate                                 1,499.96             0.63%
HYSAN DEVELOPMENT                               Real Estate                                 1,125.11             0.48%
HANG LUNG DEVELOPMENT CO                        Real Estate                                 1,092.13             0.46%
WING LUNG BANK                                    Banks                                       861.79             0.36%
GIORDANO INTERNATIONAL                        Specialty Retail                                856.06             0.36%
VARITRONIX INTERNATIONAL           Electronic Equipment & Instruments                         671.34             0.28%
ORIENTAL PRESS GROUP                              Media                                       596.67             0.25%
HONGKONG SHANGHAI HOTEL                 Hotels Restaurants & Leisure                          590.51             0.25%
MIRAMAR HOTEL & INVEST.                    Diversified Financials                             481.86             0.20%
HOPEWELL HOLDINGS                         Industrial Conglomerates                            461.25             0.19%
CHINESE ESTATES HOLDINGS                   Diversified Financials                             325.18             0.14%
HONGKONG AIRCRAFT HAECO                 Transportation Infrastructure                         294.76             0.12%
REGAL HOTELS INT'L                      Hotels Restaurants & Leisure                          262.37             0.11%
SHUN TAK HOLDINGS                                 Marine                                      229.17             0.10%
ELEC & ELTEK INT'L HLDGS           Electronic Equipment & Instruments                         144.24             0.06%
TAI CHEUNG HOLDINGS                             Real Estate                                   136.41             0.06%
HONGKONG CONST HOLDINGS                         Real Estate                                   125.88             0.05%

                                                                   APPENDIX A-10

                     MSCI ITALY INDEX AS OF MARCH 31, 2000

                                                                                     Index Market           Weight in
                                                                                     Capitalization          MSCI Index
Constituent Name                   Industry Classification                           (Millions of US$)           (%)
----------------                   -----------------------                           -----------------           ---

TIM ORD                              Wireless Telecommunication Services                  81,133.82            19.30%
TELECOM ITALIA ORD                  Diversified Telecommunication Services                55,150.00            13.12%
ENI                                               Oil & Gas                               40,131.58             9.55%
ASSICURAZIONI GENERALI                            Insurance                               34,543.02             8.22%
ENEL                                          Electric Utilities                          32,499.13             7.73%
MEDIASET                                            Media                                 22,959.60             5.46%
UNICREDITO ITALIANO ORD                             Banks                                 19,960.24             4.75%
SAN PAOLO-IMI ORD                                   Banks                                 19,341.34             4.60%
OLIVETTI ORD                        Diversified Telecommunication Services                17,538.08             4.17%
BANCA INTESA ORD                                    Banks                                 16,032.12             3.81%
FIAT ORD                                         Automobiles                               9,692.65             2.31%
TIM RNC                              Wireless Telecommunication Services                   7,387.19             1.76%
TELECOM ITALIA RNC                  Diversified Telecommunication Services                 6,111.53             1.45%
BANCA ROMA                                          Banks                                  5,897.59             1.40%
RAS ORD                                           Insurance                                5,579.95             1.33%
PIRELLI SPA ORD                                Auto Components                             4,904.53             1.17%
MEDIOBANCA                                          Banks                                  4,857.55             1.16%
BENETTON GROUP                                Textiles & Apparel                           3,735.27             0.89%
ALITALIA                                           Airlines                                3,377.39             0.80%
MONDADORI ORD                                       Media                                  3,306.89             0.79%
BULGARI                                       Textiles & Apparel                           3,201.59             0.76%
ITALGAS                                         Gas Utilities                              3,167.06             0.75%
AUTOGRILL                                Hotels Restaurants & Leisure                      2,361.32             0.56%
BANCA POPOLARE MILANO                               Banks                                  1,868.91             0.44%
PARMALAT FINANZIARIA                            Food Products                              1,705.99             0.41%
FIAT PRIV                                        Automobiles                               1,505.34             0.36%
ITALCEMENTI ORD                             Construction Materials                         1,494.55             0.36%
BANCA INTESA RNC                                    Banks                                  1,471.49             0.35%
RINASCENTE ORD                              Food & Drug Retailing                          1,209.10             0.29%
MAGNETI MARELLI ORD                            Auto Components                             1,129.73             0.27%
FIAT RNC                                         Automobiles                               1,044.03             0.25%
SAI ORD                                           Insurance                                  923.21             0.22%
CARTIERE BURGO ORD                         Paper & Forest Products                           802.25             0.19%
SNIA BPD ORD                                      Chemicals                                  685.30             0.16%
LANE G.MARZOTTO ORD                           Textiles & Apparel                             542.74             0.13%
SIRTI                                     Construction & Engineering                         465.67             0.11%
IMPREGILO ORD                             Construction & Engineering                         424.59             0.10%
CEMENTIR                                    Construction Materials                           393.25             0.09%
ITALCEMENTI RNC                             Construction Materials                           328.85             0.08%
RENO MEDICI A ORD                           Containers & Packaging                           316.81             0.08%
SAI RNC                                           Insurance                                  267.78             0.06%

                                                                                     Index Market           Weight in
                                                                                     Capitalization          MSCI Index
Constituent Name                   Industry Classification                          (Millions of US$)           (%)
----------------                   -----------------------                           ----------------           ---


RINASCENTE RNC                              Food & Drug Retailing                            218.52             0.05%
DANIELI & CO ORD                                  Machinery                                  193.20             0.05%
PIRELLI SPA RNC                                Auto Components                               189.98             0.05%
RINASCENTE PRIV                             Food & Drug Retailing                            124.59             0.03%
DANIELI & CO RNC                                  Machinery                                   95.54             0.02%
LANE G.MARZOTTO RISP                          Textiles & Apparel                              92.72             0.02%
SNIA BPD RNC                                      Chemicals                                   58.19             0.01%

                                                                   APPENDIX A-11

                     MSCI JAPAN INDEX AS OF MARCH 31, 2000

                                                                                        Index Market          Weight in
                                                                                        Capitalization        MSCI Index
Constituent Name                      Industry Classification                          (Millions of US$)          (%)
----------------                      -----------------------                          ----------------           ---
NTT CORP                               Diversified Telecommunication Services            202,303.40             7.16%
TOYOTA MOTOR CORP                                   Automobiles                          196,896.51             6.97%
SONY CORP                                        Household Durables                      125,461.63             4.44%
SOFTBANK CORP                               Internet Software & Services                  98,052.60             3.47%
BANK TOKYO-MITSUBISHI                                  Banks                              66,873.62             2.37%
NOMURA SECURITIES CO                           Diversified Financials                     64,115.18             2.27%
TAKEDA CHEMICAL IND                               Pharmaceuticals                         63,293.38             2.24%
MATSUSHITA ELECT IND'L                           Household Durables                       61,730.57             2.18%
FUJITSU                                       Computers & Peripherals                     59,854.30             2.12%
MURATA MANUFACTURING CO                  Semiconductor Equipment & Products               58,346.73             2.07%
NEC CORP                                      Computers & Peripherals                     48,065.85             1.70%
SUMITOMO BANK                                          Banks                              46,856.38             1.66%
ROHM CO                                  Semiconductor Equipment & Products               40,964.24             1.45%
HONDA MOTOR CO                                      Automobiles                           40,281.92             1.43%
HITACHI                                  Electronic Equipment & Instruments               39,671.36             1.40%
CANON INC                                        Office Electronics                       37,801.81             1.34%
TOSHIBA CORP                                  Computers & Peripherals                     32,828.75             1.16%
FUJI BANK                                              Banks                              32,402.44             1.15%
KYOCERA CORP                             Electronic Equipment & Instruments               31,841.83             1.13%
SAKURA BANK                                            Banks                              31,091.67             1.10%
ITO-YOKADO CO                                     Multiline Retail                        29,747.31             1.05%
TOKYO ELECTRIC POWER CO                          Electric Utilities                       29,678.26             1.05%
TOKYO ELECTRON                           Semiconductor Equipment & Products               26,464.78             0.94%
SHIN-ETSU CHEMICAL CO                                Chemicals                            25,315.19             0.90%
FANUC                                                Machinery                            25,126.56             0.89%
DAIWA SECURITIES GROUP                         Diversified Financials                     25,059.46             0.89%
NINTENDO CO                                 Leisure Equipment & Products                  24,931.75             0.88%
INDUSTRIAL BANK OF JAPAN                               Banks                              24,140.06             0.85%
SHARP CORP                                       Household Durables                       24,109.13             0.85%
FUJI PHOTO FILM CO                          Leisure Equipment & Products                  22,679.33             0.80%
DENSO CORP                                        Auto Components                         21,794.98             0.77%
ADVANTEST CORP                           Semiconductor Equipment & Products               21,180.05             0.75%
EAST JAPAN RAILWAY CO                               Road & Rail                           20,747.82             0.73%
MITSUBISHI ELECTRIC CORP                        Electrical Equipment                      20,264.81             0.72%
SECOM CO                                   Commercial Services & Supplies                 19,972.69             0.71%
YAMANOUCHI PHARM.                                 Pharmaceuticals                         19,587.07             0.69%
BRIDGESTONE CORP                                  Auto Components                         19,018.91             0.67%
KAO CORP                                         Household Products                       19,017.60             0.67%
NISSAN MOTOR CO                                     Automobiles                           16,286.88             0.58%
NIPPON STEEL CORP                                 Metals & Mining                         16,260.03             0.58%
TOKIO MARINE & FIRE                                  Insurance                            15,940.38             0.56%
ACOM CO                                        Diversified Financials                     15,883.19             0.56%

                                                                                      Index Market            Weight in
                                                                                      Capitalization         MSCI Index
Constituent Name                              Industry Classification                (Millions of US$)           (%)
----------------                              -----------------------                 ---------------            ---
TAKEFUJI CORP                                  Diversified Financials                     15,797.25             0.56%
ASAHI BANK                                             Banks                              15,789.30             0.56%
SMC CORP                                             Machinery                            14,680.12             0.52%
KANSAI ELECTRIC POWER CO                         Electric Utilities                       14,636.89             0.52%
JAPAN TOBACCO                                         Tobacco                             14,332.37             0.51%
MITSUBISHI CORP                           Trading Companies & Distributors                14,225.51             0.50%
NIKON CORP                               Semiconductor Equipment & Products               14,210.62             0.50%
MITSUBISHI ESTATE CO                                Real Estate                           14,098.31             0.50%
TOKAI BANK                                             Banks                              13,611.26             0.48%
CENTRAL JAPAN RAILWAY CO                            Road & Rail                           13,562.52             0.48%
SUMITOMO CORP                             Trading Companies & Distributors                12,910.75             0.46%
MITSUI & CO                               Trading Companies & Distributors                12,815.77             0.45%
YAMATO TRANSPORT CO                            Air Freight & Couriers                     12,751.71             0.45%
KIRIN BREWERY CO                                     Beverages                            12,601.34             0.45%
DAI NIPPON PRINTING CO                     Commercial Services & Supplies                 12,336.51             0.44%
MITSUBISHI TRUST                               Diversified Financials                     12,087.86             0.43%
TAISHO PHARMACEUTICAL CO                          Pharmaceuticals                         11,925.04             0.42%
SANKYO CO                                         Pharmaceuticals                         11,563.56             0.41%
SANYO ELECTRIC CO                                Household Durables                       11,362.60             0.40%
ORIX CORP                                      Diversified Financials                     11,270.74             0.40%
BENESSE CORP                               Commercial Services & Supplies                 11,095.08             0.39%
HOYA CORP                                 Health Care Equipment & Supplies                10,982.33             0.39%
ORIENTAL LAND CO                            Hotels Restaurants & Leisure                  10,952.53             0.39%
FURUKAWA ELECTRIC CO                            Electrical Equipment                      10,924.42             0.39%
MITSUBISHI HEAVY IND                                 Machinery                            10,622.24             0.38%
SUMITOMO ELECTRIC IND                           Electrical Equipment                      10,573.07             0.37%
ASAHI GLASS CO                                   Building Products                        10,037.65             0.36%
PROMISE CO                                     Diversified Financials                      9,224.93             0.33%
ASAHI CHEMICAL IND CO                                Chemicals                             9,212.83             0.33%
SUMITOMO CHEMICAL CO                                 Chemicals                             8,870.21             0.31%
MITSUBISHI CHEMICAL CORP                             Chemicals                             8,337.86             0.30%
NIPPON EXPRESS CO                                   Road & Rail                            7,991.91             0.28%
AJINOMOTO CO                                       Food Products                           7,915.04             0.28%
TOPPAN PRINTING CO                                     Media                               7,842.08             0.28%
EISAI CO                                          Pharmaceuticals                          7,818.43             0.28%
MITSUI FUDOSAN CO                                   Real Estate                            7,763.94             0.27%
TAIYO YUDEN CO                           Electronic Equipment & Instruments                7,725.49             0.27%
ITOCHU CORP                               Trading Companies & Distributors                 7,601.68             0.27%
OMRON CORP                               Electronic Equipment & Instruments                7,319.77             0.26%
OJI PAPER CO                                   Containers & Packaging                      7,264.35             0.26%
KONAMI CO                                             Software                             7,250.00             0.26%
TBS TOKYO BROADCASTING                                 Media                               6,905.16             0.24%
TRANS COSMOS                               Commercial Services & Supplies                  6,883.21             0.24%
NIPPON PAPER IND CO                           Paper & Forest Products                      6,816.26             0.24%
SHIZUOKA BANK                                          Banks                               6,715.32             0.24%
MARUI CO                                          Multiline Retail                         6,674.81             0.24%

                                                                                      Index Market            Weight in
                                                                                      Capitalization         MSCI Index
Constituent Name                              Industry Classification                (Millions of US$)           (%)
----------------                              -----------------------                 ---------------            ---
KINKI NIPPON RAILWAY CO                             Road & Rail                            6,620.21             0.23%
SEKISUI HOUSE                                    Household Durables                        6,557.44             0.23%
TOHOKU ELECTRIC POWER CO                         Electric Utilities                        6,447.52             0.23%
TERUMO CORP                               Health Care Equipment & Supplies                 6,332.55             0.22%
NITTO DENKO CORP                                Electrical Equipment                       6,328.75             0.22%
SHIONOGI & CO                                     Pharmaceuticals                          6,237.70             0.22%
TOKYO GAS CO                                       Gas Utilities                           6,054.82             0.21%
OSAKA GAS CO                                       Gas Utilities                           6,046.06             0.21%
DAIWA BANK                                             Banks                               5,975.02             0.21%
NIDEC CORP                               Electronic Equipment & Instruments                5,726.44             0.20%
SHISEIDO CO                                      Personal Products                         5,677.33             0.20%
MARUBENI CORP                             Trading Companies & Distributors                 5,637.27             0.20%
HIROSE ELECTRIC CO                       Electronic Equipment & Instruments                5,608.24             0.20%
KAWASAKI STEEL CORP                               Metals & Mining                          5,452.81             0.19%
TORAY INDUSTRIES                                     Chemicals                             5,411.07             0.19%
NIPPON MITSUBISHI OIL                                Oil & Gas                             5,372.02             0.19%
MINEBEA CO                                           Machinery                             5,293.99             0.19%
NIPPON YUSEN K.K                                       Marine                              5,155.35             0.18%
PIONEER CORP                                     Household Durables                        5,094.86             0.18%
TOHO CO                                                Media                               5,076.19             0.18%
ASAHI BREWERIES                                      Beverages                             5,000.84             0.18%
JUSCO CO                                          Multiline Retail                         4,891.13             0.17%
DAIKIN INDUSTRIES                                    Machinery                             4,887.09             0.17%
TOKYU CORP                                          Road & Rail                            4,861.79             0.17%
KUBOTA CORP                                          Machinery                             4,851.64             0.17%
KYOWA HAKKO KOGYO CO                              Pharmaceuticals                          4,850.25             0.17%
TAKARA SHUZO CO                                      Beverages                             4,827.86             0.17%
UNI-CHARM CORP                                   Household Products                        4,821.25             0.17%
JAPAN AIRLINES CO                                     Airlines                             4,769.75             0.17%
CHUO TRUST & BANK CO                           Diversified Financials                      4,693.05             0.17%
CHUGAI PHARMACEUTICAL CO                          Pharmaceuticals                          4,621.59             0.16%
BANK YOKOHAMA                                          Banks                               4,615.59             0.16%
KOMATSU                                              Machinery                             4,610.09             0.16%
NIPPON SHEET GLASS CO                            Building Products                         4,456.12             0.16%
KANEKA CORP                                          Chemicals                             4,393.01             0.16%
BANK FUKUOKA                                           Banks                               4,356.81             0.15%
DAIICHI PHARMACEUTICAL                            Pharmaceuticals                          4,224.19             0.15%
NSK                                                  Machinery                             4,206.53             0.15%
OLYMPUS OPTICAL CO                        Health Care Equipment & Supplies                 4,099.94             0.15%
WORLD CO                                         Textiles & Apparel                        3,985.08             0.14%
EBARA CORP                                           Machinery                             3,906.37             0.14%
SHIMAMURA CO                                      Specialty Retail                         3,862.04             0.14%
TEIJIN                                               Chemicals                             3,842.50             0.14%
MITSUBISHI MATERIALS                              Metals & Mining                          3,812.80             0.13%
TOYO SEIKAN KAISHA                             Containers & Packaging                      3,794.65             0.13%
FUJI MACHINE MFG CO                                  Machinery                             3,638.58             0.13%

                                                                                      Index Market            Weight in
                                                                                      Capitalization         MSCI Index
Constituent Name                              Industry Classification                (Millions of US$)           (%)
----------------                              -----------------------                 ---------------            ---
DAIWA HOUSE IND CO                               Household Durables                        3,590.86             0.13%
JOYO BANK                                              Banks                               3,579.75             0.13%
MITSUI MARINE & FIRE                                 Insurance                             3,545.98             0.13%
TOSTEM CORP                                      Building Products                         3,543.98             0.13%
SUMITOMO MARINE & FIRE                               Insurance                             3,422.18             0.12%
KURARAY CO                                           Chemicals                             3,328.14             0.12%
DAINIPPON INK                                        Chemicals                             3,208.13             0.11%
MITSUI MINING & SMELTING                          Metals & Mining                          3,106.16             0.11%
NGK INSULATORS                                       Machinery                             3,074.61             0.11%
SKYLARK CO                                  Hotels Restaurants & Leisure                   3,072.55             0.11%
CSK CORP                                      IT Consulting & Services                     3,037.57             0.11%
TOYO INFORMATION SYSTEMS                      IT Consulting & Services                     3,023.84             0.11%
TOSOH CORP                                           Chemicals                             2,934.07             0.10%
NISSIN FOOD PRODUCTS CO                            Food Products                           2,927.83             0.10%
CASIO COMPUTER CO                                Household Durables                        2,882.58             0.10%
SUMITOMO METAL IND                                Metals & Mining                          2,833.15             0.10%
KADOKAWA SHOTEN PUBLISH.                               Media                               2,830.17             0.10%
GUNMA BANK                                             Banks                               2,813.08             0.10%
CREDIT SAISON CO                               Diversified Financials                      2,770.62             0.10%
SEVENTY-SEVEN BANK                                     Banks                               2,739.17             0.10%
OBAYASHI CORP                                Construction & Engineering                    2,724.51             0.10%
MEIJI SEIKA KAISHA                                 Food Products                           2,718.59             0.10%
KAJIMA CORP                                  Construction & Engineering                    2,661.85             0.09%
SHIMANO                                     Leisure Equipment & Products                   2,640.00             0.09%
NIPPON MEAT PACKERS                                Food Products                           2,628.24             0.09%
SANRIO CO                                        Household Durables                        2,619.06             0.09%
CITIZEN WATCH CO                                 Textiles & Apparel                        2,592.47             0.09%
KURITA WATER INDUSTRIES                      Construction & Engineering                    2,576.63             0.09%
DAIEI                                             Multiline Retail                         2,553.76             0.09%
NGK SPARK PLUG CO                                 Auto Components                          2,538.48             0.09%
TAKASHIMAYA CO                                    Multiline Retail                         2,492.34             0.09%
NIPPON COMSYS CORP                           Construction & Engineering                    2,473.81             0.09%
ALPS ELECTRIC CO                         Electronic Equipment & Instruments                2,470.39             0.09%
TOBU RAILWAY CO                                     Road & Rail                            2,452.99             0.09%
SEGA ENTREPRISES                                 Household Durables                        2,415.65             0.09%
AMADA CO                                             Machinery                             2,346.00             0.08%
DAITO TRUST CONSTRUCTION                     Construction & Engineering                    2,339.58             0.08%
YOKOGAWA ELECTRIC CORP                   Electronic Equipment & Instruments                2,331.43             0.08%
NAMCO                                       Hotels Restaurants & Leisure                   2,250.53             0.08%
ASATSU-DK                                              Media                               2,235.32             0.08%
FUJI SOFT ABC                                         Software                             2,219.95             0.08%
SHIMIZU CORP                                 Construction & Engineering                    2,206.44             0.08%
YAMAZAKI BAKING CO                                 Food Products                           2,104.78             0.07%
ONWARD KASHIYAMA CO                              Textiles & Apparel                        2,082.97             0.07%
MITSUKOSHI                                        Multiline Retail                         2,082.30             0.07%
NISSHIN FLOUR MILLING CO                           Food Products                           2,035.59             0.07%

                                                                                      Index Market            Weight in
                                                                                      Capitalization         MSCI Index
Constituent Name                              Industry Classification                (Millions of US$)           (%)
----------------                              -----------------------                 ---------------            ---
ISETAN CO                                         Multiline Retail                         1,964.89             0.07%
KINDEN CORP                                     Electrical Equipment                       1,963.72             0.07%
TOTO                                             Building Products                         1,913.29             0.07%
UBE INDUSTRIES                                Industrial Conglomerates                     1,895.22             0.07%
KEIHIN ELECTRIC EXPRESS                             Road & Rail                            1,869.81             0.07%
FUJIKURA                                        Electrical Equipment                       1,844.53             0.07%
SEKISUI CHEMICAL CO                              Household Durables                        1,824.37             0.06%
MEIJI MILK PRODUCTS CO                             Food Products                           1,813.47             0.06%
DENKI KAGAKU KOGYO K.K                               Chemicals                             1,751.40             0.06%
HOKURIKU BANK                                          Banks                               1,739.28             0.06%
KOKUYO CO                                  Commercial Services & Supplies                  1,720.88             0.06%
SUMITOMO METAL MINING CO                          Metals & Mining                          1,711.74             0.06%
HOUSE FOODS(HOUSE FD IND                           Food Products                           1,680.25             0.06%
YAMAHA CORP                                 Leisure Equipment & Products                   1,675.30             0.06%
KAWASAKI HEAVY IND                                   Machinery                             1,667.66             0.06%
UNY CO                                            Multiline Retail                         1,659.20             0.06%
KONICA CORP                                 Leisure Equipment & Products                   1,631.97             0.06%
MORI SEIKI CO                                        Machinery                             1,604.30             0.06%
TAIHEIYO CEMENT CORP                           Construction Materials                      1,602.90             0.06%
MITSUBISHI RAYON CO                                  Chemicals                             1,592.36             0.06%
SUMITOMO OSAKA CEMENT CO                       Construction Materials                      1,579.45             0.06%
YAKULT HONSHA CO                                   Food Products                           1,564.18             0.06%
TAISEI CORP                                  Construction & Engineering                    1,533.30             0.05%
ISHIKAWAJIMA-HARIMA                                  Machinery                             1,519.23             0.05%
KIKKOMAN CORP                                      Food Products                           1,482.40             0.05%
SHOWA SHELL SEKIYU K.K                               Oil & Gas                             1,477.05             0.05%
KOYO SEIKO CO                                        Machinery                             1,472.76             0.05%
ORIENT CORP                                    Diversified Financials                      1,462.20             0.05%
MITSUBISHI LOGISTICS                                   Marine                              1,461.69             0.05%
SUMITOMO HEAVY IND                                   Machinery                             1,423.45             0.05%
MAKITA CORP                                     Electrical Equipment                       1,418.08             0.05%
MEITEC CORP                                   IT Consulting & Services                     1,406.94             0.05%
NTN CORP                                             Machinery                             1,399.58             0.05%
ASHIKAGA BANK                                          Banks                               1,388.81             0.05%
SHOWA DENKO K.K                                      Chemicals                             1,386.54             0.05%
SNOW BRAND MILK PRODUCTS                           Food Products                           1,374.83             0.05%
SAPPORO BREWERIES                                    Beverages                             1,318.14             0.05%
WACOAL CORP                                      Textiles & Apparel                        1,302.77             0.05%
DAICEL CHEMICAL IND                                  Chemicals                             1,259.98             0.04%
KAMIGUMI CO                                            Marine                              1,259.24             0.04%
NICHIEI CO (8577)                              Diversified Financials                      1,252.56             0.04%
TOEI CO                                                Media                               1,239.80             0.04%
INAX CORP                                        Building Products                         1,233.78             0.04%
DAINIPPON SCREEN MFG CO                  Electronic Equipment & Instruments                1,223.07             0.04%
MITSUBISHI GAS CHEMICAL                              Chemicals                             1,200.80             0.04%
KOMORI CORP                                          Machinery                             1,199.19             0.04%

                                                                                      Index Market            Weight in
                                                                                      Capitalization         MSCI Index
Constituent Name                              Industry Classification                (Millions of US$)           (%)
----------------                              -----------------------                 ---------------            ---
TODA CORP                                    Construction & Engineering                    1,192.28             0.04%
KATOKICHI CO                                       Food Products                           1,165.37             0.04%
MYCAL CORP                                        Multiline Retail                         1,160.97             0.04%
NISSHINBO INDUSTRIES                             Textiles & Apparel                        1,159.57             0.04%
AUTOBACS SEVEN CO                                 Specialty Retail                         1,158.43             0.04%
SUMITOMO FORESTRY CO                          Paper & Forest Products                      1,131.56             0.04%
AOYAMA TRADING CO                                 Specialty Retail                         1,104.53             0.04%
HANKYU DEPARTMENT STORES                          Multiline Retail                         1,072.14             0.04%
TOYOBO CO                                        Textiles & Apparel                        1,044.26             0.04%
KAWASAKI KISEN KAISHA                                  Marine                              1,027.55             0.04%
NISHIMATSU CONSTRUCTION                      Construction & Engineering                    1,027.27             0.04%
DAIFUKU CO                                           Machinery                             1,024.04             0.04%
TOKYO STYLE CO                                   Textiles & Apparel                          989.44             0.04%
KANEBO                                           Personal Products                           965.02             0.03%
JAPAN ENERGY CORP                                    Oil & Gas                               959.92             0.03%
DAIMARU                                           Multiline Retail                           916.28             0.03%
MAKINO MILLING MACHINE                               Machinery                               901.18             0.03%
HITACHI ZOSEN CORP                                   Machinery                               898.92             0.03%
NIPPON SHOKUBAI CO                                   Chemicals                               863.81             0.03%
NICHIREI CORP                                      Food Products                             863.77             0.03%
TOKYO DOME CORP                             Hotels Restaurants & Leisure                     862.67             0.03%
TEIKOKU OIL CO                                       Oil & Gas                               861.68             0.03%
COSMO OIL CO                                         Oil & Gas                               849.95             0.03%
KYOWA EXEO CORP                              Construction & Engineering                      831.42             0.03%
OKUMURA CORP                                 Construction & Engineering                      829.20             0.03%
TAKUMA CO                                            Machinery                               813.23             0.03%
TSUBAKIMOTO CHAIN CO                                 Machinery                               803.28             0.03%
SANDEN CORP                                       Auto Components                            793.67             0.03%
SEINO TRANSPORTATION CO                             Road & Rail                              790.20             0.03%
AMANO CORP                                 Commercial Services & Supplies                    777.35             0.03%
NIPPON SHINPAN CO                              Diversified Financials                        769.58             0.03%
BROTHER INDUSTRIES                               Office Electronics                          725.19             0.03%
SEIYU                                             Multiline Retail                           718.04             0.03%
NORITAKE CO                                      Household Durables                          715.48             0.03%
SANWA SHUTTER CORP                               Building Products                           712.29             0.03%
GUNZE                                            Textiles & Apparel                          636.05             0.02%
TAKARA STANDARD CO                               Building Products                           619.96             0.02%
JGC CORP                                     Construction & Engineering                      618.99             0.02%
SHIMACHU CO                                       Specialty Retail                           608.32             0.02%
MITSUI ENGINEERING&SHIP.                             Machinery                               607.65             0.02%
KUREHA CHEMICAL IND CO                               Chemicals                               607.43             0.02%
ISHIHARA SANGYO KAISHA                               Chemicals                               593.66             0.02%
KAKEN PHARMACEUTICAL CO                           Pharmaceuticals                            587.14             0.02%
IWATANI INTERNATIONAL                     Trading Companies & Distributors                   568.58             0.02%
NOF CORP                                             Chemicals                               560.66             0.02%
NIPPON LIGHT METAL CO                             Metals & Mining                            556.15             0.02%

                                                                                      Index Market            Weight in
                                                                                      Capitalization         MSCI Index
Constituent Name                              Industry Classification                (Millions of US$)           (%)
----------------                              -----------------------                 ---------------            ---
OKUMA CORP                                           Machinery                               532.66             0.02%
NIPPON SUISAN KAISHA                               Food Products                             518.70             0.02%
JACCS CO                                       Diversified Financials                        510.43             0.02%
PENTA-OCEAN CONSTRUCTION                     Construction & Engineering                      500.36             0.02%
MITSUBISHI PAPER MILLS                        Paper & Forest Products                        499.15             0.02%
MAEDA ROAD CONSTRUCTION                      Construction & Engineering                      463.56             0.02%
KUMAGAI GUMI CO                              Construction & Engineering                      444.68             0.02%
DAIWA KOSHO LEASE CO                                Real Estate                              438.27             0.02%
TOKYO TATEMONO CO                                   Real Estate                              429.30             0.02%
SHO-BOND CORP                                Construction & Engineering                      422.78             0.01%
JAPAN STEEL WORKS                                    Machinery                               416.50             0.01%
DAIKYO                                              Real Estate                              399.30             0.01%
OYO CORP                                   Commercial Services & Supplies                    391.00             0.01%
CHIYODA CORP                                 Construction & Engineering                      387.43             0.01%
TOKYOTOKEIBA CO                             Hotels Restaurants & Leisure                     387.03             0.01%
RENOWN                                           Textiles & Apparel                          386.84             0.01%
UNITIKA                                          Textiles & Apparel                          366.61             0.01%
MITSUI-SOKO CO                                         Marine                                339.82             0.01%
NITTO BOSEKI CO                                  Building Products                           333.25             0.01%
NIPPON SHARYO                                        Machinery                               309.05             0.01%
TOA CORP                                     Construction & Engineering                      287.73             0.01%
FUJITA CORP                                  Construction & Engineering                      269.94             0.01%
ARABIAN OIL CO                                       Oil & Gas                               184.44             0.01%
HASEKO CORP                                  Construction & Engineering                      184.17             0.01%

                                                                   APPENDIX A-12

                     MSCI KOREA INDEX AS OF MARCH 31, 2000

                                                                                    Index Market           Weight in
                                                                                   Capitalization          MSCI Index
Constituent Name                               Industry Classification           (Millions of US$)            (%)
----------------                               ------------------------           ----------------            ---
SAMSUNG ELECTRONICS CO                    Semiconductor Equipment & Products          52,658.03              35.41%
KEPCO KOREA ELECT. POWER                          Electric Utilities                  18,237.11              12.26%
SK TELECOM CO                            Wireless Telecommunication Services          13,575.57               9.13%
SAMSUNG ELECTRO-MECH. CO                  Electronic Equipment & Instruments           5,407.92               3.64%
POSCO POHANG IRON &STEEL                           Metals & Mining                     4,648.35               3.13%
LG ELECTRONICS                                    Household Durables                   3,652.43               2.46%
HYUNDAI MOTOR CO                                     Automobiles                       3,315.95               2.23%
LG CHEMICAL                                           Chemicals                        3,166.06               2.13%
KOOKMIN BANK                                            Banks                          2,995.58               2.01%
SK CORP                                               Oil & Gas                        2,660.86               1.79%
SHINHAN BANK                                            Banks                          2,634.15               1.77%
SAMSUNG CORP                              Electronic Equipment & Instruments           2,150.87               1.45%
HOUSING & COMMERCIAL BANK                               Banks                          2,121.55               1.43%
SAMSUNG SECURITIES CO                           Diversified Financials                 1,914.97               1.29%
SAMSUNG SDI(SAMSUNG DISP                  Electronic Equipment & Instruments           1,782.06               1.20%
LG INV & SEC (LG SECURIT                        Diversified Financials                 1,772.40               1.19%
CHEIL JEDANG CORP                                   Food Products                      1,620.97               1.09%
SAMSUNG FIRE & MARINE                                 Insurance                        1,299.52               0.87%
HYUNDAI SECURITIES CO                           Diversified Financials                 1,228.20               0.83%
ANAM SEMICONDUCTOR                        Semiconductor Equipment & Products             971.44               0.65%
DAISHIN SECURITIES CO                           Diversified Financials                   854.23               0.57%
KOREA EXCHANGE BANK                                     Banks                            844.28               0.57%
HYUNDAI MERCHANT MARINE                                 Marine                           785.05               0.53%
DONGWON SECURITIES CO                           Diversified Financials                   784.04               0.53%
DAEWOO SECURITIES CO                            Diversified Financials                   782.80               0.53%
HANWHA CHEMICAL CORP                                  Chemicals                          738.54               0.50%
SHINSEGAE DEPT STORE CO                            Multiline Retail                      733.12               0.49%
HYUNDAI ENG. & CONSTR.                        Construction & Engineering                 723.25               0.49%
KOREAN AIR LINES CO                                    Airlines                          641.84               0.43%
HANA BANK                                               Banks                            634.37               0.43%
SK GLOBAL                                  Trading Companies & Distributors              587.32               0.39%
DOOSAN CORP                                           Beverages                          543.36               0.37%
DAE DUCK ELECTRONICS CO                   Electronic Equipment & Instruments             523.97               0.35%
KEUMKANG                                              Chemicals                          493.69               0.33%
LG CABLE & MACHINERY                             Electrical Equipment                    492.42               0.33%
TAE KWANG INDUSTRY CO                                 Chemicals                          483.54               0.33%
HONAM PETROCHEMICAL                                   Chemicals                          436.71               0.29%
MEDISON CO                                 Health Care Equipment & Supplies              395.93               0.27%
HITE BREWERY CO                                       Beverages                          386.37               0.26%
HYOSUNG  CORP                                         Chemicals                          346.00               0.23%
KOREA ZINC                                         Metals & Mining                       342.37               0.23%
CHEIL INDUSTRIAL                                      Chemicals                          337.03               0.23%

                                                                                    Index Market         Weight in
                                                                                    Capitalization        MSCI Index
Constituent Name                               Industry Classification           (Millions of US$)          (%)
----------------                               ------------------------           ----------------           -
HANWHA CORP                                           Chemicals                         326.27                0.22%
DAELIM INDUSTRIAL CO                          Construction & Engineering                313.17                0.21%
HANKOOK TIRE MFG CO                                Auto Components                      303.78                0.20%
NHONG SHIM                                          Food Products                       287.84                0.19%
HANSOL PAPER CO.                               Paper & Forest Products                  279.46                0.19%
SINDO RICOH CO                              Commercial Services & Supplies              275.88                0.19%
NAMHAE CHEMICAL CO                                    Chemicals                         263.27                0.18%
KOREA EXPRESS                                        Road & Rail                        259.41                0.17%
KOREA GREEN CROSS CORP                             Pharmaceuticals                      258.20                0.17%
SSANGYONG CEMENT IND'L                          Construction Materials                  254.82                0.17%
KUKDO CHEMICAL CO                                     Chemicals                         244.46                0.16%
DAEWOO HEAVY INDUSTRIES                               Machinery                         244.46                0.16%
HOTEL SHILLA CO                              Hotels Restaurants & Leisure               240.67                0.16%
DAESANG CORP                                        Food Products                       233.47                0.16%
SHINYOUNG SECURITIES CO                         Diversified Financials                  230.55                0.16%
KEUM KANG DEVLPT IND CO                            Multiline Retail                     212.01                0.14%
DONGKUK STEEL MILL CO                              Metals & Mining                      205.57                0.14%
TAE YOUNG CORP                                Construction & Engineering                203.60                0.14%
HANJIN HEAVY INDUSTRIES                               Machinery                         200.37                0.13%
DONG-A PHARMACEUTICAL CO                           Pharmaceuticals                      180.11                0.12%
LG INSURANCE CO                                       Insurance                         179.14                0.12%
PACIFIC (CHEMICAL) CORP                           Personal Products                     173.52                0.12%
ORIENTAL CHEMICAL IND CO                              Chemicals                         168.29                0.11%
HANKUK GLASS INDUSTRY CO                          Building Products                     155.37                0.10%
KOLON INDUSTRIES                                      Chemicals                         152.32                0.10%
SKC CO                                            Household Durables                    150.10                0.10%
SAM YANG                                          Textiles & Apparel                    134.61                0.09%
KUMHO INDUSTRIAL CO                                Auto Components                      131.33                0.09%
HANKUK CARBON CO                                      Chemicals                         127.34                0.09%
HYUNDAI MARINE &FIRE INS                              Insurance                         121.33                0.08%
SEOUL CITY GAS CO                                   Gas Utilities                       108.30                0.07%
ISU CHEMICAL CO                                       Chemicals                         106.48                0.07%
ORION ELECTRIC                            Electronic Equipment & Instruments            103.05                0.07%
KOREAN REINSURANCE CO                                 Insurance                         100.11                0.07%
KOREA FINE CHEMICAL CO                                Chemicals                          93.64                0.06%
DAESUNG INDUSTRIAL CO                      Trading Companies & Distributors              89.15                0.06%
HANIL CEMENT MFG CO                             Construction Materials                   84.80                0.06%
YOUNG POONG MINING&CONST                           Metals & Mining                       82.80                0.06%
HYUNDAI ELEVATOR CO                                   Machinery                          80.76                0.05%
DONG AH CONSTR. IND'L CO                      Construction & Engineering                 80.52                0.05%
HANKOOK SYNTHETICS                                Textiles & Apparel                     78.47                0.05%
CHONG KUN DANG CORP                                Pharmaceuticals                       77.64                0.05%
INCHON OIL REFINERY CO                                Oil & Gas                          70.15                0.05%
DONGAH TIRE INDUSTRIAL                             Auto Components                       62.48                0.04%
YOUNGONE CORP                                     Textiles & Apparel                     62.26                0.04%
SEONDO ELECTRIC CO                               Electrical Equipment                    58.77                0.04%

                                                                                    Index Market          Weight in
                                                                                    Capitalization        MSCI Index
Constituent Name                               Industry Classification           (Millions of US$)          (%)
----------------                               ------------------------           ----------------           -
SAEHAN INDUSTRIES                                     Chemicals                         51.59                 0.03%
KWANG DONG PHARMA CO                               Pharmaceuticals                      50.24                 0.03%
SAMWHAN CORP.                                 Construction & Engineering                40.00                 0.03%

                                                                   APPENDIX A-13

                    MSCI MALAYSIA INDEX AS OF MARCH 31, 2000

                                                                                       Index Market           Weight in
                                                                                       Capitalization        MSCI Index
Constituent Name                                Industry Classification               (Millions of US$)          (%)
----------------                                -----------------------                ----------------           -
TELEKOM MALAYSIA                        Diversified Telecommunication Services             12,326.84            13.04%
TENAGA NASIONAL                                   Electric Utilities                       10,442.04            11.04%
MALAYAN BANKING                                         Banks                              10,069.70            10.65%
RESORTS WORLD                                Hotels Restaurants & Leisure                   3,620.32             3.83%
MALAYSIA INT'L SHIPPING                                 Marine                              3,401.68             3.60%
COMMERCE ASSET-HOLDING                                  Banks                               3,323.04             3.51%
SIME DARBY                                     Industrial Conglomerates                     3,035.88             3.21%
RHB CAPITAL                                             Banks                               2,878.99             3.04%
MALAYSIAN PACIFIC IND                     Semiconductor Equipment & Products                2,809.20             2.97%
YTL CORP                                          Electric Utilities                        2,762.60             2.92%
PUBLIC BANK                                             Banks                               2,490.86             2.63%
UNITED ENGINEERS (MAL)                        Construction & Engineering                    2,229.48             2.36%
BRIT AMER TOBACCO(ROTHMA                               Tobacco                              2,179.04             2.30%
AMMB HOLDINGS                                   Diversified Financials                      1,490.55             1.58%
UNISEM (MALAYSIA)                         Semiconductor Equipment & Products                1,486.45             1.57%
BERJAYA SPORTS TOTO                          Hotels Restaurants & Leisure                   1,332.95             1.41%
TECHNOLOGY RESOURCES IND                Diversified Telecommunication Services              1,191.96             1.26%
TIME ENGINEERING                               Industrial Conglomerates                     1,188.37             1.26%
MAGNUM CORP                                  Hotels Restaurants & Leisure                   1,176.84             1.24%
NESTLE (MALAYSIA)                                   Food Products                           1,116.96             1.18%
MALAYSIAN RESOURCES CORP                          Electric Utilities                        1,090.41             1.15%
MALAYAN CEMENT                                  Construction Materials                      1,066.08             1.13%
PROTON                                               Automobiles                            1,006.86             1.06%
GAMUDA                                        Construction & Engineering                      959.36             1.01%
NEW STRAITS TIMES PRESS                                 Media                                 942.80             1.00%
GOLDEN HOPE PLANTATIONS                             Food Products                             940.78             0.99%
KUALA LUMPUR KEPONG                                 Food Products                             937.52             0.99%
EDARAN OTOMOBIL NASIONAL                           Specialty Retail                           847.61             0.90%
MALAYSIAN AIRLINE SYSTEM                               Airlines                               818.63             0.87%
ORIENTAL HOLDINGS                                    Automobiles                              782.50             0.83%
STAR PUBLICATIONS (MAL)                                 Media                                 671.18             0.71%
TA ENTERPRISE                                   Diversified Financials                        646.75             0.68%
IOI CORP                                        Diversified Financials                        613.11             0.65%
RASHID HUSSAIN                                          Banks                                 597.63             0.63%
UMW HOLDINGS                                       Auto Components                            576.67             0.61%
PETRONAS DAGANGAN                                     Oil & Gas                               546.40             0.58%
PERLIS PLANTATIONS                                  Food Products                             518.06             0.55%
MALAYSIA MINING CORP                               Metals & Mining                            492.88             0.52%
JAYA TIASA HOLDINGS                            Paper & Forest Products                        483.27             0.51%
MALAYSIAN OXYGEN                                      Chemicals                               448.02             0.47%
HIGHLANDS & LOWLANDS                                Food Products                             447.88             0.47%
MALAYAN UNITED IND                              Diversified Financials                        434.07             0.46%
WTK HOLDINGS                                   Paper & Forest Products                        390.96             0.41%
MULTI-PURPOSE HOLDINGS                          Diversified Financials                        389.79             0.41%
ROAD BUILDER (MAL) HLDGS                      Construction & Engineering                      389.24             0.41%
HUME INDUSTRIES MALAYSIA                        Construction Materials                        368.41             0.39%
IJM CORP                                      Construction & Engineering                      362.03             0.38%
JT INT'L (RJ REYNOLDS)                                 Tobacco                                344.12             0.36%

                                                                                       Index Market           Weight in
                                                                                       Capitalization        MSCI Index
Constituent Name                                Industry Classification               (Millions of US$)          (%)
----------------                                -----------------------                ----------------           -
SP SETIA                                             Real Estate                              336.36            0.36%
GUINNESS ANCHOR                                       Beverages                               327.54            0.35%
PUNCAK NIAGA HOLDINGS                              Water Utilities                            326.32            0.35%
TAN CHONG MOTOR HOLDINGS                             Automobiles                              318.32            0.34%
HONG LEONG PROPERTIES                                Real Estate                              313.36            0.33%
PAN MALAYSIA CORP                               Construction Materials                        289.96            0.31%
AMSTEEL CORP                                   Industrial Conglomerates                       273.41            0.29%
IGB CORP                                             Real Estate                              273.00            0.29%
MALAYSIAN MOSAICS                          Trading Companies & Distributors                   270.48            0.29%
FACB RESORTS                                         Real Estate                              265.62            0.28%
MULPHA INTERNATIONAL                            Diversified Financials                        261.45            0.28%
SUNWAY HLDGS (SUNGEI WAY                      Construction & Engineering                      242.93            0.26%
SELANGOR PROPERTIES                                  Real Estate                              235.11            0.25%
LEADER UNIVERSAL HLDGS                           Electrical Equipment                         228.43            0.24%
LAND & GENERAL                                 Industrial Conglomerates                       228.21            0.24%
EKRAN                                                Real Estate                              226.24            0.24%
METROPLEX                                    Hotels Restaurants & Leisure                     222.32            0.24%
MBF CAPITAL                                     Diversified Financials                        205.87            0.22%
KIAN JOO CAN FACTORY                            Containers & Packaging                        199.46            0.21%
LANDMARKS                                    Hotels Restaurants & Leisure                     161.53            0.17%
PILECON ENGINEERING                           Construction & Engineering                      149.32            0.16%
ANTAH HOLDINGS                                  Diversified Financials                        148.69            0.16%
ACP INDUSTRIES                                    Building Products                           137.27            0.15%
MALAYAWATA STEEL                                   Metals & Mining                            112.99            0.12%
JOHAN HOLDINGS                                    Building Products                            83.41            0.09%
MYCOM                                                Real Estate                               62.00            0.07%

                                                                   APPENDIX A-14

                 MSCI MEXICO (FREE) INDEX AS OF MARCH 31, 2000

                                                                                  Index Market         Weight in
                                                                                 Capitalization        MSCI Index
Constituent Name                           Industry Classification              (Millions of US$)         (%)
----------------                           -----------------------               ---------------          ---
TELEFONOS MEXICO L                  Diversified Telecommunication Services           34,329.96           25.88%
TELEFONOS MEXICO A                  Diversified Telecommunication Services           16,227.85           12.23%
GRUPO TELEVISA CPO                                  Media                            10,629.28            8.01%
WALMART MEXICO V (CIFRA)                       Multiline Retail                       9,431.31            7.11%
GRUPO MODELO C                                    Beverages                           6,981.85            5.26%
BANACCI O                                           Banks                             6,779.62            5.11%
CEMEX CPO (NEW)                             Construction Materials                    6,720.91            5.07%
FEMSA UNIT                                        Beverages                           4,876.45            3.68%
KIMBERLY-CLARK MEXICO A                    Paper & Forest Products                    4,753.07            3.58%
GRUPO FIN BANCOMER O                                Banks                             3,428.12            2.58%
GRUPO CARSO                                Industrial Conglomerates                   3,398.08            2.56%
GRUPO MEXICO B                                 Metals & Mining                        3,230.13            2.44%
SAVIA A                                         Biotechnology                         2,629.45            1.98%
GRUPO BIMBO A                                   Food Products                         2,379.83            1.79%
ALFA                                       Industrial Conglomerates                   2,259.42            1.70%
APASCO                                      Construction Materials                    1,687.75            1.27%
WALMART MEXICO C (CIFRA)                       Multiline Retail                       1,586.87            1.20%
GRUPO ELEKTRA CPO                              Specialty Retail                       1,556.02            1.17%
CONTROLADORA COM MEX UBC                       Multiline Retail                       1,480.22            1.12%
DESC B                                     Industrial Conglomerates                   1,107.91            0.84%
TUBOS ACERO DE MEXICO                             Machinery                           1,039.39            0.78%
INDUSTRIAS PENOLES CP                          Metals & Mining                          980.77            0.74%
GRUPO CONTINENTAL                                 Beverages                             931.53            0.70%
BANACCI L                                           Banks                               929.96            0.70%
GRUPO FIN BANORTE O                                 Banks                               706.11            0.53%
VITRO A                                     Containers & Packaging                      576.22            0.43%
GRUPO IND'L MASECA B2                           Food Products                           525.71            0.40%
GRUPO FIN BBV-PROBURSA B                    Diversified Financials                      433.44            0.33%
EMPAQUES PONDEROSA                          Containers & Packaging                      274.67            0.21%
EMPRESAS ICA                              Construction & Engineering                    253.98            0.19%
CORPORACION GEO B                                Real Estate                            251.62            0.19%
HERDEZ (GRUPO) B                                Food Products                           120.73            0.09%
CYDSA                                             Chemicals                              97.20            0.07%
CONSORCIO G GRUPO DINA                            Machinery                              55.73            0.04%

                                                                   APPENDIX A-15

                  MSCI NETHERLANDS INDEX AS OF MARCH 31, 2000

                                                                                    Index Market         Weight in
                                                                                   Capitalization        MSCI Index
Constituent Name                              Industry Classification            (Millions of US$)          (%)
----------------                              -----------------------             ---------------           ---
ROYAL DUTCH PETROLEUM CO                             Oil & Gas                       125,185.06            24.51%
PHILIPS ELECTRS (KON.)                           Household Durables                   56,976.00            11.16%
KPN (KON.)                             Diversified Telecommunication Services         54,559.90            10.68%
AEGON                                                Insurance                        53,408.03            10.46%
ING GROEP                                      Diversified Financials                 52,355.86            10.25%
ABN AMRO HOLDING                                       Banks                          32,720.20             6.41%
UNILEVER NV CERT                                   Food Products                      28,194.81             5.52%
AHOLD (KON.)                                   Food & Drug Retailing                  16,820.30             3.29%
HEINEKEN NV                                          Beverages                        16,758.82             3.28%
ASM LITHOGRAPHY HOLDING                  Semiconductor Equipment & Products           15,526.60             3.04%
AKZO NOBEL                                           Chemicals                        12,178.54             2.38%
TNT POST GROEP                                 Air Freight & Couriers                 10,725.61             2.10%
GETRONICS                                     IT Consulting & Services                 8,612.22             1.69%
ELSEVIER                                               Media                           6,778.17             1.33%
WOLTERS KLUWER                                         Media                           6,379.24             1.25%
BUHRMANN                                   Commercial Services & Supplies              2,444.34             0.48%
HAGEMEYER                                           Distributors                       2,242.29             0.44%
VOPAK (KON.)                                           Marine                          1,501.26             0.29%
BAAN CO                                               Software                         1,361.34             0.27%
KLM                                                   Airlines                         1,186.66             0.23%
IHC CALAND                                           Machinery                         1,182.72             0.23%
OCE                                              Office Electronics                    1,147.51             0.22%
VEDIOR                                     Commercial Services & Supplies              1,008.24             0.20%
NEDLLOYD (KON.)                                        Marine                            523.65             0.10%
HOLLANDSCHE BETON GROEP                      Construction & Engineering                  455.07             0.09%
STORK (VER MACHINE.)                                 Machinery                           425.07             0.08%

                                                                   APPENDIX A-16

                   MSCI SINGAPORE INDEX AS OF MARCH 31, 2000

                                                                                  Index Market         Weight in
                                                                                 Capitalization        MSCI Index
Constituent Name                            Industry Classification            (Millions of US$)          (%)
----------------                            -----------------------             ---------------           ---
DBS GROUP HOLDINGS                                   Banks                          18,148.80           21.34%
SINGAPORE AIRLINES                                  Airlines                        11,724.85           13.78%
SINGAPORE TELECOM                    Diversified Telecommunication Services          8,829.26           10.38%
OCBC BANK                                            Banks                           7,967.55            9.37%
UNITED OVERSEAS BANK                                 Banks                           6,458.70            7.59%
SINGAPORE PRESS HLDG                                 Media                           5,850.45            6.88%
CITY DEVELOPMENTS                                 Real Estate                        3,629.30            4.27%
SINGAPORE TECH ENGR.                          Aerospace & Defense                    3,403.93            4.00%
VENTURE MANUFACTURING                  Electronic Equipment & Instruments            3,153.45            3.71%
CREATIVE TECHNOLOGY                         Computers & Peripherals                  3,015.62            3.55%
KEPPEL CORP                                  Diversified Financials                  1,824.35            2.14%
DBS LAND                                          Real Estate                        1,697.18            2.00%
SEMBCORP INDUSTRIES                        Construction & Engineering                1,629.44            1.92%
NEPTUNE ORIENT LINES NOL                             Marine                          1,037.11            1.22%
PARKWAY HOLDINGS                        Health Care Providers & Services             1,017.24            1.20%
FRASER & NEAVE                                     Beverages                           850.94            1.00%
NATSTEEL                                    Industrial Conglomerates                   836.77            0.98%
CYCLE & CARRIAGE                                Specialty Retail                       629.28            0.74%
UIC UNITED INDUSTRIAL                             Real Estate                          579.82            0.68%
OVERSEAS UNION ENT.                       Hotels Restaurants & Leisure                 459.74            0.54%
UNITED OVERSEAS LAND                      Hotels Restaurants & Leisure                 424.96            0.50%
HOTEL PROPERTIES                          Hotels Restaurants & Leisure                 396.87            0.47%
FIRST CAPITAL CORP                                Real Estate                          314.54            0.37%
HAW PAR CORP                                Industrial Conglomerates                   300.44            0.35%
STRAITS TRADING                                   Real Estate                          295.18            0.35%
COMFORT GROUP                                     Road & Rail                          240.76            0.28%
ROBINSON AND CO                                 Specialty Retail                       200.97            0.24%
INCHCAPE MOTORS                                   Distributors                         138.78            0.16%

                                                                   APPENDIX A-17

                  MSCI SOUTH AFRICA INDEX AS OF MARCH 31, 2000

                                                                                  Index Market         Weight in
                                                                                 Capitalization        MSCI Index
Constituent Name                        Industry Classification                (Millions of US$)          (%)
----------------                        -----------------------                 ---------------           ---
DE BEERS CONS'D MINES                 Metals & Mining                               9,015.39             8.31%
DIMENSION DATA HOLDINGS               IT Consulting & Services                      8,382.99             7.73%
FIRSTRAND                             Banks                                         6,572.63             6.06%
M-CELL                                Wireless Telecommunication Services           6,428.32             5.93%
SOUTH AFRICAN BREW. PLC               Beverages                                     5,910.49             5.45%
ANGLO AMERICAN PLATINUM               Metals & Mining                               5,738.62             5.29%
ANGLOGOLD                             Metals & Mining                               5,105.86             4.71%
NEDCOR                                Banks                                         4,809.45             4.43%
REMBRANDT GROUP                       Diversified Financials                        4,625.82             4.26%
SASOL                                 Oil & Gas                                     3,778.35             3.48%
SANLAM                                Insurance                                     3,370.43             3.11%
INVESTEC GROUP                        Diversified Financials                        3,168.36             2.92%
MIH HOLDINGS                          Internet Software & Services                  2,669.07             2.46%
LIBERTY LIFE ASSOCIATION              Insurance                                     2,580.58             2.38%
ABSA GROUP                            Banks                                         2,348.11             2.16%
BOE LTD                               Diversified Financials                        2,323.03             2.14%
IMPALA PLATINUM HOLDINGS              Metals & Mining                               2,240.38             2.07%
BIDVEST GROUP                         Diversified Financials                        2,203.82             2.03%
OMNI MEDIA CORP                       Media                                         2,176.56             2.01%
CORONATION HOLDINGS N                 Diversified Financials                        1,905.91             1.76%
SAPPI                                 Paper & Forest Products                       1,841.95             1.70%
NASPERS N                             Media                                         1,779.68             1.64%
IMPERIAL HOLDINGS                     Specialty Retail                              1,770.70             1.63%
TIGER BRANDS (TIGER OATS              Food Products                                 1,708.69             1.58%
GOLD FIELDS                           Metals & Mining                               1,577.35             1.45%
BARLOW                                Industrial Conglomerates                      1,415.78             1.31%
NAMPAK                                Containers & Packaging                        1,181.47             1.09%
AFRICAN BK INV (THETA)                Diversified Financials                        1,164.11             1.07%
METRO CASH & CARRY                    Food & Drug Retailing                         1,034.57             0.95%
FEDSURE HOLDINGS                      Insurance                                       978.04             0.90%
METROPOLITAN LIFE                     Insurance                                       887.70             0.82%
PROFURN                               Specialty Retail                                757.33             0.70%
PEPKOR                                Food & Drug Retailing                           756.18             0.70%
JD GROUP                              Specialty Retail                                740.10             0.68%
PICK'N PAY STORES                     Food & Drug Retailing                           718.24             0.66%
ISCOR                                 Metals & Mining                                 682.01             0.63%
AFRICAN LIFE ASSURANCE                Insurance                                       659.53             0.61%
COMPAREX HOLDINGS                     IT Consulting & Services                        589.45             0.54%
TONGAAT-HULETT GROUP                  Food Products                                   500.01             0.46%
WOOLWORTHS HOLDINGS                   Multiline Retail                                496.65             0.46%
FOSCHINI                              Specialty Retail                                485.22             0.45%
WOOLTRU N                             Multiline Retail                                347.90             0.32%

                                                                        Index Market       Weight in
                                                                       Capitalization      MSCI Index
Constituent Name                Industry Classification              (Millions of US$)        (%)
----------------                -----------------------               ---------------         ---
PRIMEDIA N                    Media                                        290.65            0.27%
REUNERT                       Electronic Equipment & Instruments           269.92            0.25%
WOOLTRU                       Multiline Retail                             263.32            0.24%
SAFMARINE & RENNIES HLDG      Marine                                       236.56            0.22%

                                                                   APPENDIX A-18
                     MSCI SWEDEN INDEX AS OF MARCH 31, 2000

                                                                                         Index Market         Weight in
                                                                                        Capitalization       MSCI Index
Constituent Name                               Industry Classification                 (Millions of US$)         (%)
----------------                               -----------------------                 -----------------         ---
TELEFONICA                             Diversified Telecommunication Services             82,426.05            29.54%
BSCH BCO SANTANDER CENTR                               Banks                              42,975.95            15.40%
BBVA (BCO BILBAO VIZCAYA                               Banks                              42,578.05            15.26%
REPSOL YPF                                           Oil & Gas                            26,044.03             9.33%
ENDESA                                           Electric Utilities                       24,284.49             8.70%
IBERDROLA                                        Electric Utilities                       11,758.50             4.21%
GAS NATURAL SDG                                    Gas Utilities                           8,736.65             3.13%
UNION ELECTRICA FENOSA                           Electric Utilities                        6,256.61             2.24%
ALTADIS (TABACALERA)                                  Tobacco                              4,676.59             1.68%
FOMENTO CONST Y CONTR                        Construction & Engineering                    2,562.84             0.92%
AUTOPISTAS CESA (ACESA)                    Transportation Infrastructure                   2,494.98             0.89%
ALBA (CORP FINANCIERA)                              Real Estate                            2,462.97             0.88%
ACERINOX                                          Metals & Mining                          2,311.09             0.83%
AGUAS DE BARCELONA                                Water Utilities                          2,179.00             0.78%
SOL MELIA                                   Hotels Restaurants & Leisure                   2,150.51             0.77%
TELEPIZZA                                   Hotels Restaurants & Leisure                   1,889.74             0.68%
ACS ACTIV. CONST. Y SVCS                     Construction & Engineering                    1,525.29             0.55%
GRUPO DRAGADOS                               Construction & Engineering                    1,483.79             0.53%
ZARDOYA OTIS                                         Machinery                             1,201.61             0.43%
MAPFRE (CORPORACION)                                 Insurance                               958.46             0.34%
CORTEFIEL                                         Specialty Retail                           928.52             0.33%
VALLEHERMOSO                                        Real Estate                              864.50             0.31%
AZUCARERA EBRO AGRICOLAS                           Food Products                             862.37             0.31%
METROVACESA                                         Real Estate                              859.36             0.31%
PROSEGUR                                   Commercial Services & Supplies                    722.84             0.26%
PULEVA                                             Food Products                             529.03             0.19%
PORTLAND VALDERRIVAS                           Construction Materials                        460.38             0.16%
ASTURIANA DE ZINC                                 Metals & Mining                            449.55             0.16%
EMPRESARIAL ENCE (GRUPO)                      Paper & Forest Products                        425.51             0.15%
URBIS (INMOBILIARIA)                                Real Estate                              410.07             0.15%
URALITA                                          Building Products                           409.79             0.15%
FAES                                              Pharmaceuticals                            380.52             0.14%
VISCOFAN                                           Food Products                             376.65             0.13%
AGUILA (EL)                                          Beverages                               290.95             0.10%
ERCROS                                               Chemicals                               147.47             0.05%

                                                                   APPENDIX A-19
                     MSCI SWEDEN INDEX AS OF MARCH 31, 2000


                                                                                         Index Market         Weight in
                                                                                        Capitalization       MSCI Index
Constituent Name                               Industry Classification                 (Millions of US$)         (%)
----------------                               -----------------------                 -----------------         ---
ERICSSON (LM) B                              Communications Equipment                   171,420.89            53.60%
SKANDIA FORSAKRING                                  Insurance                            24,226.21             7.57%
HENNES & MAURITZ B                               Specialty Retail                        22,987.11             7.19%
NETCOM B                              Diversified Telecommunication Services              8,954.68             2.80%
SECURITAS B                               Commercial Services & Supplies                  8,619.27             2.69%
VOLVO B                                             Machinery                             8,168.91             2.55%
SVENSKA HANDELSBK A                                   Banks                               8,011.53             2.50%
SKAND.ENSKILDA BANKEN A                               Banks                               7,598.18             2.38%
FOERENINGSSPARBANKEN                                  Banks                               7,177.96             2.24%
ELECTROLUX B                                    Household Durables                        6,929.25             2.17%
SCA SV CELLULOSA B                           Paper & Forest Products                      5,437.64             1.70%
SANDVIK A                                           Machinery                             4,867.82             1.52%
WM-DATA B                                    IT Consulting & Services                     4,012.08             1.25%
SKANSKA B                                   Construction & Engineering                    3,861.05             1.21%
VOLVO A                                             Machinery                             3,601.48             1.13%
OM GRUPPEN                                    Diversified Financials                      3,489.31             1.09%
ATLAS COPCO A                                       Machinery                             3,402.71             1.06%
ASSIDOMAN                                     Containers & Packaging                      1,959.18             0.61%
SANDVIK B                                           Machinery                             1,795.26             0.56%
GAMBRO A                                 Health Care Equipment & Supplies                 1,638.59             0.51%
ATLAS COPCO B                                       Machinery                             1,622.31             0.51%
SKF B                                               Machinery                             1,435.14             0.45%
SWEDISH MATCH                                        Tobacco                              1,327.97             0.42%
DROTT B                                            Real Estate                            1,159.63             0.36%
SKF A                                               Machinery                             1,066.08             0.33%
SSAB SVENSKT STAL A                              Metals & Mining                            962.33             0.30%
TRELLEBORG B                                 Industrial Conglomerates                       828.45             0.26%
SVENSKA HANDELSBK B                                   Banks                                 746.22             0.23%
SAPA (GRAENGES)                                  Metals & Mining                            680.21             0.21%
DILIGENTIA                                         Real Estate                              642.33             0.20%
GAMBRO B                                 Health Care Equipment & Supplies                   626.11             0.20%
SSAB SVENSKT STAL B                              Metals & Mining                            356.44             0.11%
ESSELTE A                                 Commercial Services & Supplies                    119.58             0.04%
ESSELTE B                                 Commercial Services & Supplies                    101.41             0.03%

                                                                   APPENDIX A-20

                  MSCI SWITZERLAND INDEX AS OF MARCH 31, 2000


                                                                                         Index Market         Weight in
                                                                                        Capitalization       MSCI Index
Constituent Name                               Industry Classification                 (Millions of US$)         (%)
----------------                               -----------------------                 -----------------         ---
NOVARTIS                                        Pharmaceuticals                         98,649.12            18.21%
ROCHE HOLDING GENUSS                            Pharmaceuticals                         76,311.32            14.09%
NESTLE                                           Food Products                          70,656.59            13.04%
UBS (NEW)                                            Banks                              56,445.10            10.42%
CREDIT SUISSE                                        Banks                              54,492.77            10.06%
ABB LTD                                       Electrical Equipment                      34,462.29             6.36%
SWISSCOM                             Diversified Telecommunication Services             28,222.11             5.21%
SCHWEIZ RUECKVERS                                  Insurance                            24,791.49             4.58%
ZURICH ALLIED                                      Insurance                            24,500.08             4.52%
ROCHE HOLDING INHABER                           Pharmaceuticals                         19,726.95             3.64%
ADECCO                                   Commercial Services & Supplies                 12,679.71             2.34%
HOLDERBANK INHABER                           Construction Materials                      6,482.46             1.20%
SWATCH GROUP PORT                              Textiles & Apparel                        4,191.23             0.77%
ALUSUISSE-LONZA GROUP                           Metals & Mining                          3,975.49             0.73%
SWATCH GROUP NOM                               Textiles & Apparel                        3,514.96             0.65%
LONZA GROUP                                        Chemicals                             3,490.38             0.64%
HOLDERBANK NAMEN                             Construction Materials                      3,354.56             0.62%
SULZER                                             Machinery                             2,450.59             0.45%
SGS SURVEILLANCE PORT                    Commercial Services & Supplies                  2,052.50             0.38%
SAIRGROUP                                           Airlines                             2,021.60             0.37%
KUONI REISEN NAMEN B                      Hotels Restaurants & Leisure                   1,389.31             0.26%
VALORA HOLDING NAMEN                            Specialty Retail                         1,215.05             0.22%
SCHINDLER NAMEN                                    Machinery                             1,116.58             0.21%
FISCHER (GEORG) NAMEN                              Machinery                             1,025.73             0.19%
SGS SURVEILLANCE NOM                     Commercial Services & Supplies                    936.79             0.17%
SCHINDLER PART                                     Machinery                               884.82             0.16%
SIKA FINANZ INHABER                                Chemicals                               771.65             0.14%
JELMOLI HOLDING INHABER                         Multiline Retail                           592.96             0.11%
FORBO HOLDING                                  Household Durables                          576.89             0.11%
MOEVENPICK INHABER                        Hotels Restaurants & Leisure                     408.04             0.08%
JELMOLI HOLDING NAMEN                           Multiline Retail                           367.20             0.07%

                                                                   APPENDIX A-21

                     MSCI TAIWAN INDEX AS OF MARCH 31, 2000

                                                                                         Index Market         Weight in
                                                                                        Capitalization       MSCI Index
Constituent Name                               Industry Classification                 (Millions of US$)         (%)
----------------                               -----------------------                 -----------------         -----
TAIWAN SEMICONDUCTOR MFG                  Semiconductor Equipment & Products              25,838.50            17.67%
UNITED MICROELECTRONICS                   Semiconductor Equipment & Products              17,524.82            11.98%
ASUSTEK COMPUTER                               Computers & Peripherals                     7,176.77             4.91%
CATHAY LIFE INSURANCE CO                              Insurance                            6,652.93             4.55%
HON HAI PRECISION IND CO                  Electronic Equipment & Instruments               6,380.22             4.36%
NAN YA PLASTIC                                        Chemicals                            5,334.15             3.65%
QUANTA COMPUTER                                Computers & Peripherals                     5,067.59             3.46%
WINBOND ELECTRONICS CORP                  Semiconductor Equipment & Products               4,611.46             3.15%
CHINA DEVLPT IND'L BANK                         Diversified Financials                     4,335.85             2.96%
ACER                                           Computers & Peripherals                     4,333.74             2.96%
FORMOSA PLASTIC CORP                                  Chemicals                            3,978.39             2.72%
ASE                                       Semiconductor Equipment & Products               3,741.37             2.56%
MOSEL VITELIC                             Semiconductor Equipment & Products               3,352.36             2.29%
CHINA STEEL CORP COMMON                            Metals & Mining                         3,098.57             2.12%
FAR EASTERN TEXTILE                               Textiles & Apparel                       2,847.05             1.95%
FORMOSA CHEMICAL FIBERS                               Chemicals                            2,489.90             1.70%
COMPAL ELECTRONICS                             Computers & Peripherals                     2,445.68             1.67%
TATUNG                                         Computers & Peripherals                     2,084.07             1.42%
FIRST COMMERCIAL BANK                                   Banks                              2,028.46             1.39%
DELTA ELECTRONICS                         Electronic Equipment & Instruments               2,015.56             1.38%
HUA NAN COMMERCIAL BANK                                 Banks                              1,895.22             1.30%
UNITED WORLD CHIN COM BK                                Banks                              1,828.70             1.25%
PACIFIC ELECTRIC WIRE                            Electrical Equipment                      1,711.55             1.17%
CHINATRUST COMMERCIAL BK                                Banks                              1,659.34             1.13%
CHANG HWA COMMERCIAL BK                                 Banks                              1,574.90             1.08%
ICBC INT'L COMM BK CHINA                                Banks                              1,474.23             1.01%
WALSIN LIHWA CORP                                Electrical Equipment                      1,462.69             1.00%
UNI-PRESIDENT ENT.                                  Food Products                          1,239.65             0.85%
TAIWAN CEMENT CORP                              Construction Materials                     1,237.92             0.85%
TECO ELECTRIC & MACH.                             Household Durables                       1,179.19             0.81%
POU CHEN CORP                                     Textiles & Apparel                         963.93             0.66%
EVERGREEN MARINE CORP                                   Marine                               890.01             0.61%
ASIA CEMENT CORP                                Construction Materials                       860.10             0.59%
KINPO ELECTRONICS                                 Office Electronics                         742.65             0.51%
AURORA CORP                                        Specialty Retail                          647.12             0.44%
YULON MOTOR CO                                       Automobiles                             635.79             0.43%
MICROELECTRONICS TECH                          Communications Equipment                      625.37             0.43%
CHINA MOTOR CORP                                     Automobiles                             567.28             0.39%
CHUNG HSING BILLS FIN                           Diversified Financials                       520.17             0.36%
LITE-ON ELECTRONICS                       Electronic Equipment & Instruments                 478.33             0.33%
TAIWAN GLASS IND'L CORP                           Building Products                          476.03             0.33%
TAIWAN TEA CORP                                 Food & Drug Retailing                        476.00             0.33%

                                                                                         Index Market         Weight in
                                                                                        Capitalization       MSCI Index
Constituent Name                               Industry Classification                 (Millions of US$)         (%)
----------------                               -----------------------                 -----------------         ---
YANG MING MARINE TRANSP                                 Marine                               460.98             0.32%
SAMPO CORP                                        Household Durables                         403.64             0.28%
HUALON-TEIJRAN COMMON                                 Chemicals                              362.02             0.25%
CONTINENTAL ENGINEERING                       Construction & Engineering                     355.53             0.24%
CATHAY CONSTRUCTION                                  Real Estate                             352.32             0.24%
NIEN HSING TEXTILE CORP                           Textiles & Apparel                         349.98             0.24%
CHENG SHIN RUBBER IND                              Auto Components                           343.95             0.24%
TON YI INDUSTRIAL COMMON                           Metals & Mining                           285.44             0.20%
CHUNG HWA PULP CORP                            Paper & Forest Products                       275.57             0.19%
EVER FORTUNE                                         Real Estate                             275.28             0.19%
TAIWAN PINEAPPLE                                    Food Products                            262.22             0.18%
FAR EAST DEPT STORES                               Multiline Retail                          261.72             0.18%
PACIFIC CONSTRUCTION                          Construction & Engineering                     257.75             0.18%
TUNTEX DISTINCT                                   Textiles & Apparel                         250.14             0.17%
SHIHLIN ELECTR. & ENG                            Electrical Equipment                        245.99             0.17%
SHINKONG SYNTH. FIBERS                                Chemicals                              219.73             0.15%
LIEN HWA INDUSTRIAL CORP                            Food Products                            214.07             0.15%
TUNG HO STEEL ENTERPRISE                           Metals & Mining                           206.95             0.14%
GOLDSUN DEVLPT & CONSTR.                        Construction Materials                       203.92             0.14%
SHIHLIN PAPER                                  Paper & Forest Products                       197.81             0.14%
CHINA SYNTHETIC RUBBER                                Chemicals                              187.75             0.13%
TAY FENG TIRE                                      Auto Components                           184.42             0.13%
BES ENGINEERING CORP                          Construction & Engineering                     183.22             0.13%
ORIENTAL UNION CHEMICAL                               Chemicals                              176.12             0.12%
ADI CORP                                       Computers & Peripherals                       158.67             0.11%
HUA ENG WIRE & CABLE                             Electrical Equipment                        150.75             0.10%
LEE CHANG YUNG CHEMICAL                               Chemicals                              135.47             0.09%
YUNG TAI ENGINEERING                                  Machinery                              133.65             0.09%
TAIWAN PULP & PAPER CO                         Paper & Forest Products                       131.12             0.09%
WEI CHUAN FOOD                                      Food Products                            120.57             0.08%
FORMOSAN RUBBER GROUP                                 Chemicals                              119.02             0.08%
CHUNG SHING TEXTILE CO                            Textiles & Apparel                         111.21             0.08%
LEOFOO DEVELOPMENT CORP                      Hotels Restaurants & Leisure                    108.44             0.07%
AMBASSADOR HOTEL                             Hotels Restaurants & Leisure                     82.42             0.06%

                                                                   APPENDIX A-22

                 MSCI UNITED KINGDOM INDEX AS OF MARCH 31, 2000

                                                                                    Index Market          Weight in MSCI
                                                                                   Capitalization           MSCI Index
Constituent Name                             Industry Classification               (Millions of US$)           (%)
----------------                             -----------------------               -----------------     ----------------
VODAFONE AIRTOUCH                       Wireless Telecommunication Services              337,852.64             16.70%
BP AMOCO                                             Oil & Gas                           178,391.85              8.82%
BRITISH TELECOM                        Diversified Telecommunication Services            121,268.17              6.00%
GLAXO WELLCOME                                    Pharmaceuticals                        103,511.18              5.12%
HSBC HOLDINGS (GB)                                     Banks                              99,961.09              4.94%
SMITHKLINE BEECHAM                                Pharmaceuticals                         74,184.87              3.67%
ASTRAZENECA                                       Pharmaceuticals                         72,188.59              3.57%
LLOYDS TSB GROUP                                       Banks                              57,821.94              2.86%
BRITISH SKY BROADCASTING                               Media                              45,707.58              2.26%
BARCLAYS                                               Banks                              39,373.14              1.95%
ROYAL BANK OF SCOTLAND                                 Banks                              38,166.90              1.89%
MARCONI                                       Communications Equipment                    31,990.60              1.58%
PRUDENTIAL                                           Insurance                            29,448.32              1.46%
REUTERS GROUP                                          Media                              28,751.71              1.42%
DIAGEO                                               Beverages                            25,699.54              1.27%
HALIFAX GROUP                                          Banks                              23,952.66              1.18%
TESCO                                          Food & Drug Retailing                      22,591.45              1.12%
PEARSON                                                Media                              21,615.05              1.07%
GRANADA GROUP                               Hotels Restaurants & Leisure                  19,819.89              0.98%
BG GROUP                                           Gas Utilities                          19,791.53              0.98%
ABBEY NATIONAL                                         Banks                              18,714.66              0.93%
UNILEVER PLC                                       Food Products                          18,658.63              0.92%
CGU                                                  Insurance                            18,274.78              0.90%
RIO TINTO PLC REG                                 Metals & Mining                         17,516.98              0.87%
ALLIED ZURICH                                        Insurance                            17,291.00              0.85%
BRITISH AEROSPACE                               Aerospace & Defense                       16,482.13              0.81%
INVENSYS                                             Machinery                            16,198.86              0.80%
CENTRICA                                           Gas Utilities                          15,262.36              0.75%
SCOTTISH POWER                                   Electric Utilities                       14,779.36              0.73%
SAGE GROUP (THE)                                      Software                            14,426.22              0.71%
CADBURY SCHWEPPES                                  Food Products                          13,736.10              0.68%
LOGICA                                        IT Consulting & Services                    13,627.45              0.67%
NATIONAL GRID GROUP                              Electric Utilities                       13,508.71              0.67%
WPP GROUP                                              Media                              13,474.84              0.67%
LEGAL & GENERAL GROUP                                Insurance                            13,288.89              0.66%
THREE I GROUP                                  Diversified Financials                     12,519.59              0.62%
BRITISH AMERICAN TOBACCO                              Tobacco                             11,979.31              0.59%
MARKS & SPENCER                                   Multiline Retail                        11,471.67              0.57%
ARM HOLDINGS                             Semiconductor Equipment & Products               11,463.58              0.57%
HAYS                                       Commercial Services & Supplies                 11,277.01              0.56%
KINGFISHER                                        Multiline Retail                        11,181.82              0.55%
BASS                                                 Beverages                            11,013.56              0.54%

                                                                                    Index Market          Weight in MSCI
                                                                                   Capitalization           MSCI Index
Constituent Name                             Industry Classification               (Millions of US$)           (%)
----------------                             -----------------------               -----------------     ----------------
BOC GROUP                                            Chemicals                             9,611.00              0.48%
SEMA GROUP                                    IT Consulting & Services                     9,202.55              0.45%
AMVESCAP                                       Diversified Financials                      9,112.28              0.45%
GKN                                               Auto Components                          8,874.56              0.44%
COMPASS GROUP                               Hotels Restaurants & Leisure                   8,861.95              0.44%
EMI GROUP                                              Media                               8,742.15              0.43%
SAINSBURY (J)                                  Food & Drug Retailing                       8,666.08              0.43%
REED INTERNATIONAL                                     Media                               8,327.75              0.41%
MISYS                                                 Software                             7,971.68              0.39%
DIXONS GROUP                                      Specialty Retail                         7,851.60              0.39%
BOOTS CO                                       Food & Drug Retailing                       7,756.53              0.38%
CARLTON COMMUNICATIONS                                 Media                               7,493.82              0.37%
RENTOKIL INITIAL                           Commercial Services & Supplies                  7,472.86              0.37%
HILTON GROUP                                Hotels Restaurants & Leisure                   6,980.09              0.35%
PEN & ORIENTAL STEAM                                   Marine                              6,680.57              0.33%
LAND SECURITIES                                     Real Estate                            6,487.03              0.32%
BAA                                        Transportation Infrastructure                   6,475.89              0.32%
SCHRODERS                                      Diversified Financials                      6,229.94              0.31%
GREAT UNIVERSAL STORES                       Internet & Catalog Retail                     6,117.18              0.30%
IMPERIAL CHEMICAL ICI                                Chemicals                             6,086.27              0.30%
RAILTRACK GROUP                                     Road & Rail                            5,974.96              0.30%
UNITED UTILITIES                                  Multi-Utilities                          5,745.86              0.28%
NATIONAL POWER                                   Electric Utilities                        5,692.96              0.28%
BRITISH AIRWAYS                                       Airlines                             5,641.12              0.28%
CAPITA GROUP                               Commercial Services & Supplies                  5,340.19              0.26%
BLUE CIRCLE INDUSTRIES                         Construction Materials                      5,314.36              0.26%
PSION                                         Computers & Peripherals                      5,203.61              0.26%
NYCOMED AMERSHAM                          Health Care Equipment & Supplies                 5,157.24              0.25%
CORUS GROUP                                       Metals & Mining                          5,057.71              0.25%
CELLTECH GROUP                                     Biotechnology                           4,741.42              0.23%
HANSON                                         Construction Materials                      4,652.66              0.23%
ELECTROCOMPONENTS                         Trading Companies & Distributors                 4,370.77              0.22%
BURMAH CASTROL                                       Oil & Gas                             4,363.20              0.22%
THAMES WATER                                      Water Utilities                          3,964.93              0.20%
CANARY WHARF GROUP                                  Real Estate                            3,863.14              0.19%
SMITHS INDUSTRIES                             Industrial Conglomerates                     3,834.38              0.19%
WILLIAMS                                   Commercial Services & Supplies                  3,694.08              0.18%
BRITISH LAND CO                                     Real Estate                            3,313.62              0.16%
SMITH & NEPHEW                            Health Care Equipment & Supplies                 3,222.45              0.16%
RMC GROUP                                      Construction Materials                      3,204.98              0.16%
STAGECOACH HOLDINGS                                 Road & Rail                            3,183.19              0.16%
WOLSELEY                                          Specialty Retail                         3,135.24              0.16%
LONDON BRIDGE SOFTWARE                                Software                             2,937.48              0.15%
BBA GROUP                                            Machinery                             2,803.80              0.14%
OCEAN GROUP                                    Air Freight & Couriers                      2,657.24              0.13%
LASMO                                                Oil & Gas                             2,589.61              0.13%

                                                                                    Index Market        Weight in MSCI
                                                                                   Capitalization          MSCI Index
Constituent Name                            Industry Classification               (Millions of US$)           (%)
----------------                            -----------------------               -----------------     --------------
AIRTOURS                                    Hotels Restaurants & Leisure              2,567.52               0.13%
JOHNSON MATTHEY                                   Metals & Mining                     2,495.35               0.12%
TI GROUP                                             Machinery                        2,372.07               0.12%
MEPC                                                Real Estate                       2,333.21               0.12%
PROVIDENT FINANCIAL                            Diversified Financials                 2,310.29               0.11%
SLOUGH ESTATES                                      Real Estate                       2,282.11               0.11%
ANGLIAN WATER                                     Water Utilities                     2,249.63               0.11%
ARJO WIGGINS APPLETON                         Paper & Forest Products                 2,193.68               0.11%
BUNZL                                         Paper & Forest Products                 2,161.54               0.11%
FKI                                           Industrial Conglomerates                2,096.19               0.10%
UNITED BISCUITS                                    Food Products                      1,986.15               0.10%
RACAL ELECTRONICS                               Aerospace & Defense                   1,955.70               0.10%
RANK GROUP                                  Hotels Restaurants & Leisure              1,851.23               0.09%
HAMMERSON                                           Real Estate                       1,850.84               0.09%
SSL INTERNATIONAL                         Health Care Equipment & Supplies            1,635.02               0.08%
TATE & LYLE                                        Food Products                      1,592.49               0.08%
REXAM                                          Containers & Packaging                 1,348.64               0.07%
PILKINGTON                                       Building Products                    1,280.97               0.06%
IMI                                                  Machinery                        1,268.19               0.06%
UNIGATE                                            Food Products                      1,231.65               0.06%
GREAT PORTLAND ESTATES                              Real Estate                       1,151.15               0.06%
BERKELEY GROUP (THE)                             Household Durables                   1,055.23               0.05%
CARADON                                          Building Products                    1,038.24               0.05%
TAYLOR WOODROW                                   Household Durables                     893.96               0.04%
BARRATT DEVELOPMENTS                             Household Durables                     884.72               0.04%
DE LA RUE                                  Commercial Services & Supplies               824.89               0.04%
LEX SERVICE                                       Specialty Retail                      803.72               0.04%
AMEC                                         Construction & Engineering                 653.20               0.03%
EIDOS                                                 Software                          626.95               0.03%
HEPWORTH                                         Building Products                      615.78               0.03%
WIMPEY (GEORGE)                                  Household Durables                     586.96               0.03%
JARVIS                                       Construction & Engineering                 523.06               0.03%
COATS VIYELLA                                    Textiles & Apparel                     477.06               0.02%
BICC                                         Construction & Engineering                 473.80               0.02%

                                                                   APPENDIX A-23

                      MSCI USA INDEX AS OF MARCH 31, 2000

                                                                                      Index Market          Weight in MSCI
                                                                                     Capitalization            MSCI Index
Constituent Name                            Industry Classification                 (Millions of US$)            (%)
----------------                            -----------------------                 -----------------      --------------
MICROSOFT CORP                                         Software                           548,252.66             5.31%
CISCO SYSTEMS                                  Communications Equipment                   515,458.05             5.00%
GENERAL ELECTRIC CO                            Industrial Conglomerates                   508,650.62             4.93%
INTEL CORP                                Semiconductor Equipment & Products              440,803.19             4.27%
EXXON MOBIL CORP                                      Oil & Gas                           269,353.81             2.61%
WAL-MART STORES                                    Multiline Retail                       246,904.35             2.39%
ORACLE CORP                                            Software                           222,270.79             2.15%
IBM CORP                                       Computers & Peripherals                    212,707.27             2.06%
CITIGROUP                                       Diversified Financials                    199,981.88             1.94%
LUCENT TECHNOLOGIES                            Communications Equipment                   193,639.29             1.88%
AT & T CORP                             Diversified Telecommunication Services            179,705.00             1.74%
AMERICAN INT'L GROUP                                  Insurance                           169,700.23             1.65%
AMERICA ONLINE                               Internet Software & Services                 153,448.89             1.49%
HOME DEPOT                                         Specialty Retail                       148,502.48             1.44%
MERCK & CO                                         Pharmaceuticals                        145,212.34             1.41%
SBC COMMUNICATIONS                      Diversified Telecommunication Services            143,277.92             1.39%
PFIZER                                             Pharmaceuticals                        141,542.87             1.37%
DELL COMPUTER CORP                             Computers & Peripherals                    138,358.32             1.34%
HEWLETT-PACKARD CO                             Computers & Peripherals                    132,760.42             1.29%
EMC CORP                                       Computers & Peripherals                    128,653.75             1.25%
MCI WORLDCOM                            Diversified Telecommunication Services            128,612.51             1.25%
TEXAS INSTRUMENTS                         Semiconductor Equipment & Products              125,706.56             1.22%
TIME WARNER                                             Media                             117,239.70             1.14%
COCA-COLA CO                                          Beverages                           115,934.69             1.12%
BRISTOL-MYERS SQUIBB CO                            Pharmaceuticals                        114,558.21             1.11%
MOTOROLA                                       Communications Equipment                   100,966.37             0.98%
JOHNSON & JOHNSON                                  Pharmaceuticals                         97,502.41             0.95%
BELL ATLANTIC CORP                      Diversified Telecommunication Services             94,914.04             0.92%
QUALCOMM                                       Communications Equipment                    92,316.34             0.89%
BANK OF AMERICA CORP                                    Banks                              89,520.46             0.87%
BELLSOUTH CORP                          Diversified Telecommunication Services             88,468.99             0.86%
DISNEY (WALT) COMMON                                    Media                              85,643.40             0.83%
YAHOO                                        Internet Software & Services                  78,915.45             0.77%
AT&T-LIBERTY MEDIA GRP A                                Media                              76,108.86             0.74%
APPLIED MATERIALS                         Semiconductor Equipment & Products               75,577.36             0.73%
PROCTER & GAMBLE CO                               Household Products                       74,008.91             0.72%
CHASE MANHATTAN CORP                                    Banks                              71,910.24             0.70%
AMERICAN HOME PRODUCTS                             Pharmaceuticals                         69,932.58             0.68%
LILLY (ELI) & CO                                   Pharmaceuticals                         68,702.82             0.67%
WELLS FARGO & CO                                        Banks                              67,515.93             0.65%
AMERICAN EXPRESS                                Diversified Financials                     65,940.23             0.64%
AMGEN                                               Biotechnology                          62,482.70             0.61%

                                                                                     Index Market       Weight in MSCI
                                                                                    Capitalization          Index
Constituent Name                               Industry Classification            (Millions of US$)          (%)
----------------                               -----------------------            -----------------          ---
MEDTRONIC                                  Health Care Equipment & Supplies          61,436.23                0.60%
CHEVRON CORP                                          Oil & Gas                      60,663.59                0.59%
FANNIE MAE                                      Diversified Financials               57,899.23                0.56%
DU PONT (E.I) DE NEMOURS                              Chemicals                      55,155.55                0.53%
ABBOTT LABORATORIES                                Pharmaceuticals                   54,094.13                0.52%
ENRON CORP                                         Multi-Utilities                   53,581.52                0.52%
CORNING                                          Electrical Equipment                53,508.11                0.52%
GENERAL MOTORS CORP                                  Automobiles                     53,017.23                0.51%
FORD MOTOR CO                                        Automobiles                     52,232.45                0.51%
MCDONALD'S CORP                              Hotels Restaurants & Leisure            50,860.34                0.49%
PHILIP MORRIS COS                                      Tobacco                       49,984.67                0.48%
SCHWAB (CHARLES) CORP                           Diversified Financials               46,584.49                0.45%
GAP                                                Specialty Retail                  42,385.21                0.41%
CBS CORP                                                Media                        42,357.51                0.41%
SCHLUMBERGER                                 Energy Equipment & Services             42,063.07                0.41%
GILLETTE CO                                       Personal Products                  40,425.80                0.39%
BANK ONE CORP                                           Banks                        39,424.00                0.38%
FIRST UNION CORP                                        Banks                        36,793.43                0.36%
VIACOM B                                                Media                        36,418.73                0.35%
QWEST COMMUNI. INT'L                    Diversified Telecommunication Services       36,278.00                0.35%
MERRILL LYNCH & CO                              Diversified Financials               36,003.35                0.35%
BOEING CO                                        Aerospace & Defense                 35,454.11                0.34%
MINNESOTA MINING & MFG                         Industrial Conglomerates              35,300.04                0.34%
FLEET BOSTON FINL CORP                                  Banks                        33,418.09                0.32%
TARGET (DAYTON HUDSON)                             Multiline Retail                  32,753.66                0.32%
MONSANTO CO                                           Chemicals                      32,682.31                0.32%
COMPUTER ASSOC INT'L                                   Software                      32,078.03                0.31%
MICRON TECHNOLOGY                         Semiconductor Equipment & Products         32,057.68                0.31%
KIMBERLY-CLARK CORP                               Household Products                 31,087.21                0.30%
BANK NEW YORK CO                                        Banks                        30,606.54                0.30%
AUTOMATIC DATA PROCESS                      Commercial Services & Supplies           30,410.29                0.29%
UNITED TECHNOLOGIES CORP                         Aerospace & Defense                 30,250.45                0.29%
ELECTRONIC DATA SYSTEMS                        IT Consulting & Services              30,218.32                0.29%
MARSH & MCLENNAN COS                                  Insurance                      29,430.82                0.29%
CMGI                                          Internet & Catalog Retail              29,137.18                0.28%
ANHEUSER-BUSCH                                        Beverages                      28,964.28                0.28%
COX COMMUNICATIONS A                                    Media                        28,809.13                0.28%
ATLANTIC RICHFIELD                                    Oil & Gas                      27,432.21                0.27%
ALCOA                                              Metals & Mining                   26,124.02                0.25%
WALGREEN CO                                     Food & Drug Retailing                25,839.71                0.25%
DOW CHEMICAL CO                                       Chemicals                      24,999.86                0.24%
SOLECTRON                                 Electronic Equipment & Instruments         23,743.52                0.23%
COSTCO WHOLESALE CORP                              Multiline Retail                  23,378.43                0.23%
CLEAR CHANNEL COMMUNI.                                  Media                        23,377.66                0.23%
AMAZON.COM                                    Internet & Catalog Retail              22,832.73                0.22%
MORGAN (J.P) & CO                                       Banks                        22,811.85                0.22%

                                                                                     Index Market       Weight in MSCI
                                                                                    Capitalization          Index
Constituent Name                               Industry Classification            (Millions of US$)          (%)
----------------                               -----------------------            -----------------          ---
EMERSON ELECTRIC CO                              Electrical Equipment                22,792.83                0.22%
EBAY                                          Internet & Catalog Retail              22,763.66                0.22%
APPLE COMPUTER                                 Computers & Peripherals               21,887.41                0.21%
MBNA CORP                                       Diversified Financials               20,445.42                0.20%
PE CORP-PE BIOSYSTEMS                     Electronic Equipment & Instruments         19,893.28                0.19%
GANNETT CO                                              Media                        19,618.51                0.19%
DUKE ENERGY CORP                                  Electric Utilities                 19,198.36                0.19%
ALLSTATE CORP                                         Insurance                      19,178.49                0.19%
WILLIAMS COS                                       Multi-Utilities                   19,077.40                0.18%
FIRST DATA CORP                             Commercial Services & Supplies           18,543.76                0.18%
SUNTRUST BANKS                                          Banks                        18,477.98                0.18%
BAXTER INTERNATIONAL                       Health Care Equipment & Supplies          18,237.74                0.18%
HALLIBURTON CO                               Energy Equipment & Services             18,111.91                0.18%
INT'L PAPER CO                                 Paper & Forest Products               17,701.88                0.17%
HOUSEHOLD INTERNATIONAL                         Diversified Financials               17,542.10                0.17%
XEROX CORP                                        Office Electronics                 17,239.82                0.17%
EASTMAN KODAK CO                             Leisure Equipment & Products            17,141.24                0.17%
GENERAL MOTORS H (NEW)                         Communications Equipment              16,824.68                0.16%
GEMSTAR INT'L GROUP                               Household Durables                 16,797.52                0.16%
ILLINOIS TOOL WORKS                                   Machinery                      16,581.19                0.16%
OMNICOM GROUP                                           Media                        16,580.11                0.16%
AES CORP                                          Electric Utilities                 16,319.75                0.16%
US BANCORP                                              Banks                        16,004.21                0.16%
SARA LEE CORP                                       Food Products                    15,991.81                0.16%
STATE STREET CORP                               Diversified Financials               15,497.77                0.15%
CARNIVAL CORP A                              Hotels Restaurants & Leisure            15,315.64                0.15%
WASHINGTON MUTUAL                                       Banks                        15,298.56                0.15%
CVS CORP                                        Food & Drug Retailing                14,720.14                0.14%
KROGER CO                                       Food & Drug Retailing                14,653.04                0.14%
SOUTHERN CO                                       Electric Utilities                 14,639.77                0.14%
COLUMBIA/HCA HEALTHCARE                    Health Care Providers & Services          14,282.27                0.14%
CATERPILLAR                                           Machinery                      13,983.28                0.14%
WACHOVIA CORP                                           Banks                        13,663.23                0.13%
ADOBE SYSTEMS                                          Software                      13,646.24                0.13%
CENDANT CORP                                Commercial Services & Supplies           13,486.96                0.13%
AMFM                                                    Media                        13,443.99                0.13%
WEYERHAEUSER CO                                Paper & Forest Products               13,362.54                0.13%
PNC FINL SERVICES(PNC BK                                Banks                        13,270.91                0.13%
INTERPUBLIC GROUP OF COS                                Media                        13,260.81                0.13%
COMPUTER SCIENCES CORP                         IT Consulting & Services              13,240.30                0.13%
ALBERTSON'S                                     Food & Drug Retailing                13,135.17                0.13%
CAMPBELL SOUP CO (US)                               Food Products                    13,112.54                0.13%
SEAGATE TECHNOLOGY                             Computers & Peripherals               13,004.84                0.13%
PAYCHEX                                     Commercial Services & Supplies           12,915.20                0.13%
CARDINAL HEALTH                            Health Care Providers & Services          12,904.41                0.13%
CIGNA CORP                                 Health Care Providers & Services          12,854.55                0.12%

                                                                                     Index Market       Weight in MSCI
                                                                                    Capitalization          Index
Constituent Name                               Industry Classification            (Millions of US$)          (%)
----------------                               -----------------------            -----------------          ---
NATIONAL CITY CORP                                      Banks                        12,520.57                0.12%
HEINZ (H.J) CO                                      Food Products                    12,368.91                0.12%
AFLAC                                                 Insurance                      12,078.04                0.12%
HARLEY-DAVIDSON                                      Automobiles                     12,011.03                0.12%
BMC SOFTWARE                                           Software                      11,966.08                0.12%
CHUBB CORP                                            Insurance                      11,886.68                0.12%
SYSCO CORP                                      Food & Drug Retailing                11,777.16                0.11%
HARTFORD FINANCIAL SVCS                               Insurance                      11,690.46                0.11%
SEARS, ROEBUCK & CO                                Multiline Retail                  11,669.33                0.11%
FEDEX CORP (FDX CORP)                           Air Freight & Couriers               11,644.07                0.11%
NIKE B                                            Textiles & Apparel                 10,936.71                0.11%
GENERAL MILLS                                       Food Products                    10,897.07                0.11%
TRANSOCEAN SEDCO FOREX                       Energy Equipment & Services             10,634.09                0.10%
SOUTHWEST AIRLINES CO                                  Airlines                      10,498.57                0.10%
UNITED HEALTHCARE CORP                     Health Care Providers & Services          10,121.52                0.10%
BURLINGTON NTHN SANTA FE                             Road & Rail                     10,110.00                0.10%
GENERAL DYNAMICS CORP                            Aerospace & Defense                  9,998.41                0.10%
BAKER HUGHES                                 Energy Equipment & Services              9,958.57                0.10%
COASTAL CORP                                          Oil & Gas                       9,812.58                0.10%
TANDY CORP                                         Specialty Retail                   9,810.74                0.10%
ROHM & HAAS CO                                        Chemicals                       9,767.70                0.09%
DOVER CORP                                            Machinery                       9,748.79                0.09%
UNION PACIFIC CORP                                   Road & Rail                      9,725.22                0.09%
MAY DEPARTMENT STORES CO                           Multiline Retail                   9,429.45                0.09%
DOMINION RESOURCES                                Electric Utilities                  9,376.83                0.09%
NOVELL                                                 Software                       9,347.04                0.09%
STAPLES                                            Specialty Retail                   9,242.78                0.09%
EL PASO ENERGY CORP                                 Gas Utilities                     9,218.42                0.09%
PPG INDUSTRIES                                        Chemicals                       9,091.70                0.09%
MASCO CORP                                        Building Products                   9,088.49                0.09%
LIMITED                                            Specialty Retail                   9,054.94                0.09%
TEXTRON                                        Industrial Conglomerates               9,054.61                0.09%
DELPHI AUTOMOTIVE SYS                              Auto Components                    8,992.00                0.09%
MCGRAW-HILL COS                                         Media                         8,922.55                0.09%
CONAGRA                                             Food Products                     8,921.26                0.09%
DEERE & CO                                            Machinery                       8,889.61                0.09%
TRIBUNE CO                                              Media                         8,688.42                0.08%
KEYCORP                                                 Banks                         8,498.81                0.08%
WASTE MANAGEMENT                            Commercial Services & Supplies            8,475.93                0.08%
RALSTON - RALSTON PURINA                            Food Products                     8,350.52                0.08%
AMERICAN PWR CONVERSION                          Electrical Equipment                 8,293.83                0.08%
AON CORP                                              Insurance                       8,270.61                0.08%
FPL GROUP                                         Electric Utilities                  8,251.68                0.08%
TEXAS UTILITIES                                   Electric Utilities                  8,205.82                0.08%
PG&E CORP                                         Electric Utilities                  8,063.58                0.08%
QUAKER OATS CO                                      Food Products                     8,055.61                0.08%

                                                                                     Index Market       Weight in MSCI
                                                                                    Capitalization          Index
Constituent Name                               Industry Classification            (Millions of US$)          (%)
----------------                               -----------------------            -----------------          ---
USX-MARATHON GROUP                                    Oil & Gas                         8,044.19             0.08%
ROCKWELL INT'L                                   Electrical Equipment                   7,942.24             0.08%
UNICOM CORP                                       Electric Utilities                    7,933.28             0.08%
AETNA                                      Health Care Providers & Services             7,868.08             0.08%
UNION CARBIDE CORP                                    Chemicals                         7,805.13             0.08%
ST PAUL COS                                           Insurance                         7,755.08             0.08%
MARRIOTT INT'L A                             Hotels Restaurants & Leisure               7,721.53             0.07%
CLOROX CO                                         Household Products                    7,686.77             0.07%
OCCIDENTAL PETROLEUM                                  Oil & Gas                         7,627.24             0.07%
NEW YORK TIMES CO A                                     Media                           7,316.81             0.07%
INGERSOLL-RAND CO                                     Machinery                         7,238.24             0.07%
UNOCAL CORP                                           Oil & Gas                         7,210.95             0.07%
TENET HEALTHCARE CORP                      Health Care Providers & Services             7,174.46             0.07%
TRW                                                Auto Components                      7,113.89             0.07%
NEWELL RUBBERMAID                                 Household Durables                    6,998.07             0.07%
RELIANT ENERGY                                    Electric Utilities                    6,929.81             0.07%
AVON PRODUCTS                                     Personal Products                     6,902.76             0.07%
DELTA AIR LINES                                        Airlines                         6,874.36             0.07%
PECO ENERGY CO                                    Electric Utilities                    6,850.86             0.07%
GEORGIA-PACIFIC GROUP                          Paper & Forest Products                  6,764.71             0.07%
BECTON, DICKINSON                          Health Care Equipment & Supplies             6,618.38             0.06%
PRAXAIR                                               Chemicals                         6,616.29             0.06%
LINCOLN NATIONAL CORP                                 Insurance                         6,548.35             0.06%
AIR PRODUCTS & CHEMICALS                              Chemicals                         6,520.86             0.06%
PUBLIC SV ENTERPRISE CO                           Electric Utilities                    6,475.76             0.06%
DOW JONES & CO                                          Media                           6,453.39             0.06%
EQUITY OFFICE PROPERTIES                             Real Estate                        6,335.77             0.06%
CONSOLIDATED EDISON                               Electric Utilities                    6,300.02             0.06%
ARCHER-DANIELS-MIDLAND                              Food Products                       6,299.36             0.06%
PAINE WEBBER GROUP                              Diversified Financials                  6,279.55             0.06%
AVERY DENNISON CORP                         Commercial Services & Supplies              6,015.07             0.06%
MCKESSON HBOC                              Health Care Providers & Services             5,916.67             0.06%
AMERICAN ELECTRIC POWER                           Electric Utilities                    5,786.71             0.06%
EDISON INTERNATIONAL                              Electric Utilities                    5,750.62             0.06%
PARAMETRIC TECHNOLOGY                                  Software                         5,709.39             0.06%
EATON CORP                                            Machinery                         5,683.55             0.06%
IMS HEALTH                                  Commercial Services & Supplies              5,665.55             0.05%
TIMES MIRROR CO A                                       Media                           5,575.29             0.05%
NORFOLK SOUTHERN CORP                                Road & Rail                        5,471.53             0.05%
PEOPLESOFT                                             Software                         5,201.87             0.05%
MBIA                                                  Insurance                         5,184.28             0.05%
CAROLINA POWER & LIGHT                            Electric Utilities                    5,176.70             0.05%
CSX CORP                                             Road & Rail                        5,130.94             0.05%
CHAMPION INTERNATIONAL                         Paper & Forest Products                  5,122.60             0.05%
EQUITY RESIDENTIAL PPTY                              Real Estate                        5,080.30             0.05%
GRAINGER (WW)                              Trading Companies & Distributors             5,066.03             0.05%

                                                                                     Index Market       Weight in MSCI
                                                                                    Capitalization          Index
Constituent Name                               Industry Classification            (Millions of US$)          (%)
----------------                               -----------------------            -----------------          ---
STARWOOD HOT.& RES. WORLD                    Hotels Restaurants & Leisure               4,966.13             0.05%
ENTERGY CORP                                      Electric Utilities                    4,870.90             0.05%
COLUMBIA ENERGY GROUP                               Gas Utilities                       4,817.53             0.05%
FIRSTENERGY CORP                                  Electric Utilities                    4,806.12             0.05%
CONSTELLATION ENERGY GRP                          Electric Utilities                    4,767.10             0.05%
AMR CORP                                               Airlines                         4,736.09             0.05%
PE CORP-CELERA GENOMICS                             Biotechnology                       4,670.42             0.05%
DANA CORP                                          Auto Components                      4,637.13             0.04%
PARKER HANNIFIN CORP                                  Machinery                         4,626.75             0.04%
JOHNSON CONTROLS                                   Auto Components                      4,617.15             0.04%
DUN & BRADSTREET CORP                       Commercial Services & Supplies              4,603.59             0.04%
VULCAN MATERIALS CO                             Construction Materials                  4,583.49             0.04%
ELECTRONIC ARTS                                        Software                         4,562.83             0.04%
SEALED AIR CORP                                 Containers & Packaging                  4,536.02             0.04%
WELLPOINT HEALTH NETWKS                    Health Care Providers & Services             4,446.71             0.04%
GLOBAL MARINE                                Energy Equipment & Services                4,425.88             0.04%
BLOCK (H&R)                                 Commercial Services & Supplies              4,400.54             0.04%
WHIRLPOOL CORP                                    Household Durables                    4,363.34             0.04%
NUCOR CORP                                         Metals & Mining                      4,360.65             0.04%
ROBERT HALF INT'L                           Commercial Services & Supplies              4,255.43             0.04%
GENUINE PARTS CO                           Trading Companies & Distributors             4,245.21             0.04%
REYNOLDS METALS CO                                 Metals & Mining                      4,228.31             0.04%
DTE ENERGY                                        Electric Utilities                    4,206.07             0.04%
RAYTHEON CO B                                    Aerospace & Defense                    4,170.00             0.04%
SIMON PROPERTY GROUP                                 Real Estate                        4,163.52             0.04%
UNUMPROVIDENT CORP                                    Insurance                         4,059.45             0.04%
MATTEL                                       Leisure Equipment & Products               3,955.90             0.04%
JONES APPAREL CORP                                Textiles & Apparel                    3,904.85             0.04%
READERS DIGEST ASS'N A                                  Media                           3,800.43             0.04%
NEWMONT MINING CORP                                Metals & Mining                      3,760.68             0.04%
PHELPS DODGE CORP                                  Metals & Mining                      3,738.25             0.04%
INT'L FLAVORS FRAGRANCES                              Chemicals                         3,685.24             0.04%
MIRAGE RESORTS                               Hotels Restaurants & Leisure               3,681.13             0.04%
GOODYEAR TIRE & RUBBER                             Auto Components                      3,644.47             0.04%
SHERWIN-WILLIAMS CO                                Specialty Retail                     3,638.90             0.04%
CENTRAL & SOUTH WEST                              Electric Utilities                    3,628.31             0.04%
MEAD CORP                                      Paper & Forest Products                  3,586.12             0.03%
EQUIFAX                                     Commercial Services & Supplies              3,571.26             0.03%
TOYS R US                                          Specialty Retail                     3,554.23             0.03%
PARK PLACE ENTERTAINMENT                     Hotels Restaurants & Leisure               3,495.73             0.03%
SERVICEMASTER CO                            Commercial Services & Supplies              3,493.10             0.03%
SAFECO CORP                                           Insurance                         3,453.44             0.03%
SEMPRA ENERGY                                       Gas Utilities                       3,422.88             0.03%
GENERAL PUBLIC UTILITIES                          Electric Utilities                    3,378.76             0.03%
COOPER INDUSTRIES                                Electrical Equipment                   3,295.60             0.03%
BLACK & DECKER CORP                               Household Durables                    3,275.15             0.03%

                                                                                     Index Market       Weight in MSCI
                                                                                    Capitalization          Index
Constituent Name                               Industry Classification            (Millions of US$)          (%)
----------------                               -----------------------            -----------------          ---
UAL CORP                                               Airlines                         3,170.98             0.03%
COUNTRYWIDE CREDIT IND                          Diversified Financials                  3,088.22             0.03%
PP&L RESOURCES                                    Electric Utilities                    3,008.59             0.03%
VF CORP                                           Textiles & Apparel                    2,860.65             0.03%
HILTON HOTELS CORP                           Hotels Restaurants & Leisure               2,858.31             0.03%
MAYTAG CORP                                       Household Durables                    2,796.64             0.03%
TEMPLE INLAND                                   Containers & Packaging                  2,782.13             0.03%
CERIDIAN CORP                                  IT Consulting & Services                 2,775.34             0.03%
AVNET                                     Electronic Equipment & Instruments            2,764.34             0.03%
ITT INDUSTRIES                                 Industrial Conglomerates                 2,730.85             0.03%
LIZ CLAIBORNE                                     Textiles & Apparel                    2,708.30             0.03%
MANPOWER                                    Commercial Services & Supplies              2,692.89             0.03%
SUPERVALU                                       Food & Drug Retailing                   2,643.68             0.03%
DONNELLEY (RR) & SONS                       Commercial Services & Supplies              2,580.27             0.03%
OWENS-ILLINOIS                                  Containers & Packaging                  2,533.36             0.02%
NAVISTAR INTERNATIONAL                                Machinery                         2,494.85             0.02%
HARRAH'S ENTERTAINMENT                       Hotels Restaurants & Leisure               2,387.01             0.02%
FLUOR CORP                                    Construction & Engineering                2,367.50             0.02%
STANLEY WORKS                                     Household Durables                    2,358.58             0.02%
GALILEO INTERNATIONAL                       Commercial Services & Supplies              2,309.10             0.02%
CRESCENT REAL ESTATE                                 Real Estate                        2,238.22             0.02%
USX-US STEEL GROUP                                 Metals & Mining                      2,209.05             0.02%
PACIFICARE HEALTH SYS                      Health Care Providers & Services             2,173.10             0.02%
HEALTHSOUTH CORP                           Health Care Providers & Services             2,148.55             0.02%
USG CORP                                          Building Products                     2,087.94             0.02%
HOST MARRIOTT CORP                                   Real Estate                        2,032.48             0.02%
SHAW INDUSTRIES                                   Household Durables                    2,031.86             0.02%
US AIRWAYS GROUP                                       Airlines                         1,990.96             0.02%
CROWN CORK & SEAL CO                            Containers & Packaging                  1,937.30             0.02%
RAYTHEON CO A                                    Aerospace & Defense                    1,904.86             0.02%
BRUNSWICK CORP                               Leisure Equipment & Products               1,738.97             0.02%
ALLEGHENY TECH(ALLE.TELE                           Metals & Mining                      1,722.51             0.02%
HOMESTAKE MINING CO                                Metals & Mining                      1,561.58             0.02%
SNAP-ON                                            Auto Components                      1,532.47             0.01%
LOUISIANA-PACIFIC CORP                         Paper & Forest Products                  1,490.26             0.01%
CUMMINS ENGINE CO                                     Machinery                         1,431.13             0.01%
RITE AID CORP                                   Food & Drug Retailing                   1,424.10             0.01%
CENTEX CORP                                       Household Durables                    1,414.11             0.01%
CLAYTON HOMES                                     Household Durables                    1,414.00             0.01%
CNF TRANSPORTATION                              Air Freight & Couriers                  1,342.43             0.01%
ALLIED WASTE INDUSTRIES                     Commercial Services & Supplies              1,240.38             0.01%
WORTHINGTON INDUSTRIES                             Metals & Mining                      1,102.77             0.01%
COMSAT CORP                              Wireless Telecommunication Services            1,093.81             0.01%
CALLAWAY GOLF CO                             Leisure Equipment & Products               1,088.51             0.01%
OWENS CORNING                                     Building Products                     1,061.98             0.01%
DISNEY (WALT) GO.COM                         Internet Software & Services                 986.52             0.01%

                                                                                     Index Market       Weight in MSCI
                                                                                    Capitalization          Index
Constituent Name                               Industry Classification            (Millions of US$)          (%)
----------------                               -----------------------            -----------------          ---
BRIGGS & STRATTON CORP                                Machinery                           945.09             0.01%
PULTE CORP                                        Household Durables                      902.84             0.01%
SERVICE CORP INT'L                         Health Care Providers & Services               816.18             0.01%
BETHLEHEM STEEL CORP                               Metals & Mining                        786.91             0.01%
ARMSTRONG WORLD IND                               Building Products                       718.88             0.01%

                                                                      APPENDIX B

The Company intends to effect deliveries of Portfolio Securities on a basis of "T" plus three New York business days (i.e., days on which the New York Stock Exchange is open) in the relevant foreign market of each Index Fund, except as discussed below. The ability of the Company to effect in-kind redemptions within three New York business days of receipt of a redemption request is subject, among other things, to the condition that, within the time period from the date of the request to the date of delivery of the securities, there are no days that are local market holidays but "good" New York business days. For every occurrence of one or more intervening holidays in the local market that are not holidays observed in New York, the redemption settlement cycle will be extended by the number of such intervening local holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Company from delivering securities within three New York business days.

The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with local market holiday schedules, will require a delivery process longer than seven calendar days for some Index Fund, in certain circumstances, during the fourth quarter of 1999 and calendar year 2000. The holidays applicable to each Index Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for each Index Fund. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

THE iSHARES MSCI AUSTRALIA INDEX FUND

Regular Holidays. The regular Australian holidays affecting the relevant securities markets (and their respective dates in the forth quarter of 1999 and calendar year 2000) are as follows:

        --------------------------------------------------------------
         Labour Day/1/                           -   October 4, 1999
         Melbourne Cup Day/2/                    -   November 2, 1999
         Christmas Holiday                       -   December 27, 1999
         Boxing Day                              -   December 28, 1999
         Market Holiday                          -   December 31, 1999
         Public Holiday                          -   January 3, 2000
         Australia Day                           -   January 26, 2000
         Labour Day/3/                           -   March 13, 2000
         Labour Day/4/                           -   March 20, 2000
         Good Friday                             -   April 21, 2000
         Easter Monday                           -   April 24, 2000
         Anzac Day                               -   April 25, 2000
         Queen's Birthday                        -   June 12, 2000
         Bank Holiday/5/                         -   August 7, 2000
         Labour Day/1/                           -   October 2, 2000
         Melbourne Cup Day/2/                    -   November 7, 2000
         Christmas Day                           -   December 25, 2000
         Boxing Day                              -   December 26, 2000
        --------------------------------------------------------------

          1.  New South Wales only.
          2.  Melbourne only.
          3.  Victoria only.
          4.  Australia Capital Territory only.
          5.  New South Wales and Northern Territory only.

Redemption. Redemption request over the following Australian holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall in the fourth quarter of 1999 and calendar year 2000):

            ----------------------------------------------------------------------------------------------------
                                                     Redemption           Redemption
                Date           Holiday           Request Date (R)      Settlement Date      Settlement Period
                ----           -------           ----------------      ---------------      -----------------
                12/27/99     Christmas Holiday         12/24/99                1/3/00              R+10
                4/21/00         Good Friday             4/18/00               4/26/00              R+8
                4/24/00        Easter Monday            4/19/00               4/27/00              R+8
                4/25/00         Anzac Day               4/20/00               4/28/00              R+8
            ----------------------------------------------------------------------------------------------------

In the fourth quarter of 1999 and calendar year 2000, R+8 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the iShares MSCI Australia Index Fund.

THE iSHARES MSCI AUSTRIA INDEX FUND

Regular Holidays. The regular Austrian holidays affecting the relevant securities markets (and their respective dates in the fourth quarter of 1999 and calendar year 2000) are as follows:

             ------------------------------------------------------
               National Holiday              -    October 26, 1999
               Bank Holiday                  -    November 1, 1999
               Immaculate Conception         -    December 8, 1999
               Christmas Eve                 -    December 24, 1999
               Christmas Day                 -    December 25, 1999
               Exchange Holiday/1/           -    December 30, 1999
               New Year's Eve                -    December 31, 1999
               Epiphany                      -    January 6, 2000
               Good Friday/1/                -    April 21, 2000
               Easter Monday                 -    April 24, 2000
               Labor Day                     -    May 1, 2000
               Ascension Day                 -    June 1, 2000
               Whit Monday                   -    June 12, 2000
               Bank Holiday                  -    June 22, 2000
               Bank Holiday                  -    August 15, 2000
               National Day                  -    October 26, 2000
               All Saints' Day               -    November 1, 2000
               Immaculate Conception         -    December 8, 2000
               Christmas Eve/2/              -    December 22, 2000
               Christmas Day                 -    December 25, 2000
               Boxing Day                    -    December 26, 2000
               Exchange Holiday/1/           -    December 29, 2000
               New Year's Eve                -    December 31, 2000
             --------------------------------------------------------

                  1. Stock Exchange holiday only.
                  2. Bank holiday only.

Redemption. A redemption request over the following Austrian holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall in the fourth quarter of 1999 and calendar year 2000):

             ------------------------------------------------------------------------------------------------------
                                                                             Redemption            Redemption
                  Date            Holiday           Request Date (R)       Settlement Date      Settlement Period
                  -----------     -------           ----------------       ---------------      -----------------
                  12/22/00      Christmas Eve            12/23/99              12/31/99                R+8
                  12/25/00      Christmas Day            12/20/00              12/28/00                R+8
                  12/26/00       Boxing Day              12/21/00              12/29/00                R+8
              -----------------------------------------------------------------------------------------------------

In the fourth quarter of 1999 and calendar year 2000, R+8 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the iShares MSCI Austria Index Fund.

THE iSHARES MSCI BELGIUM INDEX FUND

Regular Holidays. The regular Belgian holidays affecting the relevant securities markets (and their respective dates in the fourth quarter of 1999 and calendar year 2000) are as follows:

             -------------------------------------------------
               All Saints' Day          -   November 1, 1999
               Armistice Day            -   November 11, 1999
               Christmas Eve/1/         -   December 24, 1999
               New Years Eve            -   December 31, 1999
               Good Friday              -   April 21, 2000
               Easter Monday            -   April 24, 2000
               Labour Day               -   May 1, 2000
               Ascension Day/2/         -   June 1, 2000
               Bank Holiday/3/          -   June 2, 2000
               Whit Monday/2/           -   June 12, 2000
               National Holiday/2/      -   July 21, 2000
               Assumption Day/2/        -   August 15, 2000
               All Saints' Day/2/       -   November 1, 2000
               Bank Holiday/3/          -   November 13, 2000
               Christmas Day            -   December 25, 2000
               Boxing Day               -   December 26, 2000
             -------------------------------------------------

                 1. Brussels Exchanges close at 2:00 p.m.
                 2. Stock Exchange holiday only.
                 3. Target, BXS and Central Depository open.

Redemption. The Company is not aware of a redemption request over any Belgian holiday that would result in a settlement period that will exceed 7 calendar days in the fourth quarter of 1999 and calendar year 2000.

THE iSHARES MSCI BRAZIL (FREE) INDEX FUND

Regular Holidays. The regular Brazilian holidays affecting the relevant securities markets (and their respective dates in the fourth quarter of 2000 and calendar year 2000) are as follows:

        --------------------------------------------------------------
          Religious Holiday                    -    October 12, 1999
          All Souls' Day                       -    November 2, 1999
          Republic Day                         -    November 15, 1999
          Christmas Eve/1/                     -    December 24, 1999
          Holiday                              -    December 31, 1999
          New Year's Day                       -    January 1, 2000
          Rio de Janeiro's Anniversary/2/      -    January 20, 2000
          Sao Paulo's Anniversary/3/           -    January 25, 2000
          Carnival                             -    March 6, 2000
          Carnival                             -    March 7, 2000
          Good Friday                          -    April 21, 2000
          Labor Day                            -    May 1, 2000
          Corpus Christi                       -    June 22, 2000
          Independence Day                     -    September 7, 2000
          Our Lady of Aparecida                -    October 12, 2000
          All Souls' Day                       -    November 2, 2000
          Republic Day                         -    November 15, 2000
          Christmas Day                        -    December 25, 2000
        ---------------------------------------------------------------

        ---------------------------------------------------------------
          New Year Holiday                     -    December 29, 2000
          Bank Holiday                         -    December 31, 2000
        ---------------------------------------------------------------

          1. Banks close at 12:00 p.m. local time; BOVESPA BVRJ and BM&F closed all day.
          2. Rio de Janeiro only.
          3. Sao Paulo only.

Redemption. The Company is not aware of a redemption request over any Brazilian holiday that would result in a settlement period that will exceed 7 calendar days in the fourth quarter of 2000 and calendar year 2000.

THE iSHARES MSCI CANADA INDEX FUND

Regular Holidays. The regular Canadian holidays affecting the relevant securities markets (and their respective dates in the fourth quarter of 1999 and calendar year 2000) are as follows:


            --------------------------------------------------------
              Thanksgiving Day               -    October 11, 1999
              Remembrance Day/1/             -    November 11, 1999
              Christmas Eve/2/               -    December 24, 1999
              Christmas Day (observed)       -    December 27, 1999
              Boxing Day (observed)          -    December 28, 1999
              New Year's Eve/2/              -    December 31, 1999
              Bank Holiday                   -    January 3, 2000
              Traditional Holiday/3/         -    January 4, 2000
              Good Friday                    -    April 21, 2000
              Victoria Day                   -    May 22, 2000
              Saint Jean Baptiste/3/         -    June 26, 2000
              Canada Day                     -    July 3, 2000
              Civic Holiday/1/               -    August 7, 2000
              Labor Day                      -    September 4, 2000
              Thanksgiving Day               -    October 9, 2000
              Remembrance Day/1/             -    November 13, 2000
              Christmas Day                  -    December 25, 2000
              Boxing Day                     -    December 26, 2000
            ---------------------------------------------------------

                1. Except Quebec.
                2. Toronto Stock Exchange will close at 1:00 p.m. local time.
                3. Quebec only.

Redemption. The Company is not aware of a redemption request over any Canadian holiday that would result in a settlement period that will exceed 7 calendar days in the fourth quarter of 1999 and calendar year 2000.

THE ISHARES MSCI EMU INDEX FUND

Regular Holidays. The dates in the fourth quarter of 1999 and the calendar year 2000 on which the regular Austrian, Belgian, Finnish, French, German, Irish, Italian, Dutch, Portuguese and Spanish holidays affecting the relevant securities markets fall are as follows:

Austria
       --------------------------------------------------------------------
         October 26, 1999        January 6, 2000         October 26, 2000
         November 1, 1999        April 21, 2000          November 1, 2000
         December 8, 1999        April 24, 2000          December 8, 2000
         December 24, 1999       May 1, 2000             December 22, 2000
         December 25, 1999       June 1, 2000            December 25, 2000
       --------------------------------------------------------------------

       --------------------------------------------------------------------
         December 30, 1999       June 12, 2000           December 26, 2000
         December 31, 1999       June 22, 2000           December 29, 2000
                                 August 15, 2000         December 31, 2000
       --------------------------------------------------------------------


Belgium

       --------------------------------------------------------------------
         November 1, 1999        May 1, 2000             August 15, 2000
         November 11, 1999       June 1, 2000            November 1, 2000
         December 24, 1999       June 2, 2000            November 13, 2000
         December 31, 2000       June 12, 2000           December 25, 2000
         April 21, 2000          July 21, 2000           December 26, 2000
         April 24, 2000
       --------------------------------------------------------------------

Finland

       --------------------------------------------------------------------
         December 6, 1999        April 21, 2000          June 24, 2000
         December 24, 1999       April 24, 2000          December 6, 2000
         December 27, 1999       May 1, 2000             December 24, 2000
         December 28, 1999       June 1, 2000            December 25, 2000
         January 1, 2000         June 23, 2000           December 26, 2000
         January 6, 2000
       --------------------------------------------------------------------
France
       --------------------------------------------------------------------

         November 1, 1999        May 1, 2000             August 15, 2000
         November 11, 1999       May 8, 2000             November 1, 2000
         December 24, 1999       June 1, 2000            November 11, 2000
         December 31, 1999       June 12, 2000           December 25, 2000
         April 21, 2000          July 14, 2000           December 26, 2000
         April 24, 2000
       --------------------------------------------------------------------

Germany

       --------------------------------------------------------------------
         October 3, 1999         April 21, 2000          October 3, 2000
         December 24, 1999       April 24, 2000          December 24, 2000
         December 25, 1999       May 1, 2000             December 25, 2000
         December 26, 1999       June 1, 2000            December 26, 2000
         December 31, 1999       June 12, 2000           December 31, 2000
         January 1, 2000         June 22, 2000
       --------------------------------------------------------------------

Ireland

       --------------------------------------------------------------------
         October 25, 1999        March 17, 2000          August 7, 2000
         December 27, 1999       April 21, 2000          October 30, 2000
         December 28, 1999       April 24, 2000          December 25, 2000
         December 29, 1999       May 1, 2000             December 26, 2000
         January 3, 2000         June 5, 2000            December 27, 2000
       --------------------------------------------------------------------

Italy

       --------------------------------------------------------------------
         November 1, 1999        April 24, 2000          December 24, 2000
         December 24, 1999       May 1, 2000             December 25, 2000
         December 31, 1999       August 15, 2000         December 26, 2000
         April 21, 2000
       --------------------------------------------------------------------

Netherlands

       --------------------------------------------------------------------
         December 31, 1999       June 1, 2000            December 25, 2000
         April 21, 2000          June 12, 2000           December 26, 2000
         April 24, 2000
       --------------------------------------------------------------------

Portugal
       --------------------------------------------------------------------
         October 5, 1999         March 7, 2000           August 15, 2000
         November 1, 1999        April 21, 2000          October 5, 2000
         December 1, 1999        April 24, 2000          November 1, 2000
         December 8, 1999        April 25, 2000          December 1, 2000
         December 24, 1999       May 1, 2000             December 8, 2000
         December 25, 1999       June 10, 2000           December 22, 2000
         December 31, 1999       June 13, 2000           December 25, 2000
         January 1, 2000         June 22, 2000           December 26, 2000
       --------------------------------------------------------------------

Spain
       --------------------------------------------------------------------
         October 12, 1999        December 31, 1999       November 1, 2000
         November 1, 1999        January 6, 2000         December 6, 2000
         November 8, 1999        April 21, 2000          December 8, 2000
         December 6, 1999        April 24, 2000          December 25, 2000
         December 8, 1999        May 1, 2000             December 26, 2000
         December 24, 1999       October 12, 2000
       --------------------------------------------------------------------

Redemption. A redemption request over the following holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall during the fourth quarter of 1999 and the calendar year 2000 ). The longest redemption cycle for the iShares MSCI EMU Index Fund is a function of the longest redemption cycles among the countries whose stocks comprise this Index Fund. In the fourth quarter of 1999 and the calendar year 2000, the dates of the regular holidays affecting the German securities markets present the worst-case redemption cycle for the iShares MSCI EMU Index Fund as follows:

Germany

           ---------------------------------------------------------------------------------------------------
                                                    Redemption            Redemption
             Date             Holiday            Request Date (R)      Settlement Date      Settlement Period
             ----             -------            ----------------      ---------------      -----------------
             12/22/00       Christmas Eve             12/19/00              12/27/00                R+8
             12/25/00       Christmas Day             12/20/00              12/28/00                R+8
             12/26/00     St. Stephen's Day           12/21/00              12/29/00                R+8
            ---------------------------------------------------------------------------------------------------

In the fourth quarter of 1999 and calendar year 2000, R+11 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the iShares MSCI EMU Index Fund.

THE iSHARES MSCI FRANCE INDEX FUND

Regular Holidays. The regular French holidays affecting the relevant securities markets (and their respective dates in the fourth quarter of 1999 and calendar year 2000) are as follows:

             -----------------------------------------------------
               All Saints' Day             -    November 1, 1999
               1918 Armistice Day/1/       -    November 11 1999
               Christmas Eve/2/            -    December 24, 1999
               Market Systems Closed/3/    -    December 31, 1999
               Good Friday/4/              -    April 21, 2000
               Easter Monday               -    April 24, 2000
               Labour Day                  -    May 1, 2000
               1945 Armistice Day/1/       -    May 8, 2000
               Ascension Day/1/            -    June 1, 2000
               Whit Monday/5/              -    June 12, 2000
               Bastille Day/5/             -    July 14, 2000
               Assumption Day/1/           -    August 15, 2000
               All Saints' Day/1/          -    November 1, 2000
               Christmas Day               -    December 25, 2000
               Boxing Day/4/               -    December 26, 2000
             -----------------------------------------------------

                    1. Bank holiday only.
                    2. Banks close at noon.
                    3. Clearing and settlement systems closed.
                    4. Stock exchange holiday only.
                    5. Banks and equities market closed.

Redemption. The Company is not aware of a redemption request over any French holiday that would result in a settlement period that will exceed 7 calendar days in the fourth quarter of 1999 and calendar year 2000.

THE iSHARES MSCI GERMANY INDEX FUND

Regular Holidays. The regular German holidays affecting the relevant securities markets (and their respective dates in the fourth quarter of 1999 and calendar year 2000) are as follows:

             -----------------------------------------------------
               Re-unification Day          -    October 3, 1999
               Christmas Eve/1/            -    December 24, 1999
               Christmas Day               -    December 25, 1999
               Boxing Day                  -    December 26, 1999
               New Year's Eve/1/           -    December 31, 1999
               New Year's Day              -    January 1, 2000
               Good Friday/2/              -    April 21, 2000
               Easter Monday/2/            -    April 24, 2000
               Labor Day                   -    May 1, 2000
               Ascension Day/3/            -    June 1, 2000
               Whit Monday/3/              -    June 12, 2000
               Corpus Christi/3/           -    June 22, 2000
               Re-unification Day/3/       -    October 3, 2000
               Christmas Eve/2/            -    December 24, 2000
               Christmas Day               -    December 25, 2000
               Boxing Day                  -    December 26, 2000
               New Year's Eve              -    December 31, 2000
             ------------------------------------------------------

                    1. Only cash cleaning will take place.
                    2. TARGET system remains open.
                    3. Bank holiday only.

Redemption. The Company is not aware of a redemption request over any German holiday that would result in a settlement period that will exceed 7 calendar days in the fourth quarter of 1999 and calendar year 2000.

            --------------------------------------------------------------------------------------------------
                                                  Redemption             Redemption
              Date            Holiday           Request Date (R)       Settlement Date      Settlement Period
              ----            -------           ----------------       ---------------      -----------------
              12/22/00      Christmas Eve             12/19/00              12/27/00               R+8
              12/25/00      Christmas Day             12/20/00              12/28/00               R+8
              12/26/00    St. Stephen's Day           12/21/00              12/29/00               R+8
            ---------------------------------------------------------------------------------------------------

In the fourth quarter of 1999 and calendar year 2000, R+11 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the iShares MSCI Germany Index Fund.

THE iSHARES MSCI HONG KONG INDEX FUND

Regular Holidays. The regular Hong Kong holidays affecting the relevant securities markets (and their respective dates in the fourth quarter of 1999 and calendar year 2000) are as follows:

            ----------------------------------------------------------
             National Day                      -    October 1, 1999
             Chung Yeung Festival              -    October 18, 1999
             Christmas Holiday                 -    December 27, 1999
             Bank Holiday                      -    December 31, 1999
             New Year's Day                    -    January 1, 2000
             Lunar New Year's Day              -    February 4, 2000
             Lunar New Year's Day              -    February 7, 2000
             Ching Ming Festival               -    April 4, 2000
             Good Friday                       -    April 21, 2000
             Day Following Good Friday         -    April 22, 2000
             Easter Monday                     -    April 24, 2000
             Labour Day                        -    May 1, 2000
             Buddha's Birthday                 -    May 11, 2000
             Tuen Ng Festival                  -    June 6, 2000
             SAR Establishment Day             -    July 1, 2000
             Mid-Autumn Festival               -    September 13, 2000
             National Day                      -    October 2, 2000
             Chung Yeung Festival              -    October 6, 2000
             Christmas Day                     -    December 25, 2000
             Christmas Holiday                 -    December 26, 2000
            ----------------------------------------------------------

Redemption. The Company is not aware of a redemption request over any Hong Kong holiday that would result in a settlement period that will exceed 7 calendar days in the fourth quarter of 1999 and calendar year 2000.

THE iSHARES MSCI ITALY INDEX FUND

Regular Holidays. The regular Italian holidays affecting the relevant securities markets (and their respective dates in the fourth quarter of 1999 and calendar year 2000) are as follows:

           --------------------------------------------------
             All Saints' Day          -    November 1, 1999
             Christmas Eve/1/         -    December 24, 1999
             New Year's Eve           -    December 31, 1999
             Good Friday              -    April 21, 2000
             Easter Monday            -    April 24, 2000
             Labor Day                -    May 1, 2000
             Assumption Day/1/        -    August 15, 2000
             Christmas Eve            -    December 24, 2000
             Christmas Day            -    December 25, 2000
             Boxing Day               -    December 26, 2000
            -------------------------------------------------

                1. Stock exchange holiday only.

Redemption. The Company is not aware of a redemption request over any Italian holiday that would result in a settlement period that will exceed 7 calendar days in the fourth quarter of 1999 and calendar year 2000.

THE iSHARES MSCI JAPAN INDEX FUND

Regular Holidays. The regular Japanese holidays affecting the relevant securities markets (and their respective dates in the fourth quarter of 1999 and calendar year 2000) are as follows:

           ----------------------------------------------------------
             Health-Sports Day                 -    October 11, 1999
             Culture Day                       -    November 3, 1999
             Labor Thanksgiving Day            -    November 23, 1999
             Emperor's Birthday                -    December 23, 1999
           -----------------------------------------------------------

               --------------------------------------------------------
                 New Year's Day (observed)       -    January 3, 2000
                 Adult's Day                     -    January 10, 2000
                 Foundation Day                  -    February 11, 2000
                 Vernal Equinox Day              -    March 20, 2000
                 Constitution Day                -    May 3, 2000
                 National Holiday                -    May 4, 2000
                 Children's Day                  -    May 5, 2000
                 Marine Day                      -    July 20, 2000
                 Respect for the Aged Day        -    September 15, 2000
                 Sports Day                      -    October 9, 2000
                 Culture Day                     -    November 3, 2000
                 Labor Thanksgiving Day          -    November 23, 2000
                 Emperor's Birthday              -    December 23, 2000
               ----------------------------------------------------------

Redemption. A redemption request over the following Japanese holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall in the fourth quarter of 1999 and calendar year 2000):


        ---------------------------------------------------------------------------------------------------
                                               Redemption            Redemption
            Date           Holiday          Request Date (R)       Settlement Date      Settlement Period
          ---------  -------------------  ---------------------  -------------------  -------------------
           5/3/00      Constitution Day           4/28/00               5/8/00                R+10
           5/4/00      National Holiday            5/1/00               5/9/00                 R+8
           5/5/00       Children's Day             5/2/00               5/10/00                R+8
         ---------------------------------------------------------------------------------------------------

In the fourth quarter of 1999 and calendar year 2000, R+10 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the iShares MSCI Japan Index Fund.

THE iSHARES MSCI MALAYSIA (FREE) INDEX FUND

Regular Holidays. The regular Malaysian holidays affecting the relevant securities markets (and their respective dates in the fourth quarter of 1999 and calendar year 2000) are as follows:

        -------------------------------------------------------------------
         Deepavali                                   -    November 7, 1999
         Public Holiday                              -    November 8, 1999
         Christmas Day                               -    December 25, 1999
         Non Trading and Non Settlement Day/1/       -    December 31, 1999
         New Year's Day                              -    January 1, 2000
         Hari Raya Puasa                             -    January 8, 2000
         Hari Raya Puasa                             -    January 9, 2000
         Federal Territory Day                       -    February 1, 2000
         Chinese New Year                            -    February 5, 2000
         Chinese New Year                            -    February 6, 2000
         Hari Raya Haji                              -    March 16, 2000
         Awal Muharram                               -    April 6, 2000
         Labour Day                                  -    May 1, 2000
         Wesak Day                                   -    May 18, 2000
         King's Birthday                             -    June 3, 2000
         Prophet Mohammed's Birthday                 -    June 15, 2000
         National Day                                -    August 31, 2000
         Deepavali                                   -    October 26, 2000
         Christmas Day                               -    December 25, 2000
         Hari Raya Puasa                             -    December 27, 2000
         Hari Raya Puasa                             -    December 28, 2000
       ----------------------------------------------------------------------

                1. Stock Exchange and Central Depository only.

Redemptions. In light of the Malaysian capital restrictions imposed in September 1998, the Company is concerned about its ability to honor redemptions of Creation Units of iShares of the iShares MSCI Malaysia (Free) Index Fund. To the extent the Company is presented with requests for the redemption of Creation Units of iShares of the iShares MSCI Malaysia (Free) Index Fund, the Company will seek to honor such requests consistent with the Malaysian capital restrictions. Based on the information available to date, the Company believes that (i) it cannot currently make in-kind redemptions of iShares of the iShares MSCI Malaysia (Free) Index Fund and (ii) it may only be able to honor redemption requests through the delivery of Malaysian ringgits in Malaysia, subject to receipt of Malaysian Central Bank approval on a case by case basis. In the current circumstances, the Company suggests that requests for the redemption of Creation Units of Malaysia Series iShares should not be made and urges investors contemplating such redemptions to consult with Malaysian counsel. See "Special Factors Regarding the iShares MSCI Malaysia (Free) Index Fund" in the Statement of Additional Information.

Assuming the Company were able to make in-kind redemptions of iShares of the iShares MSCI Malaysia (Free) Index Fund in the manner it had done so prior to September 1999, a redemption request over the following Malaysian holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall in the fourth quarter 1999 and calendar year 2000):

       -----------------------------------------------------------------------------------------------------
                                              Redemption            Redemption
                                             -----------            ----------
         Date            Holiday            Request Date (R)       Settlement Date       Settlement Period
         ----            ------             ----------------       ---------------       -----------------
         12/25/00    Christmas Day                    12/21/00               12/29/00           R+8
         12/27/00    Hari Raya Puasa                  12/22/00                 1/1/01           R+10
       -----------------------------------------------------------------------------------------------------

In the fourth quarter of 1999 and calendar year 2000, R+10 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the iShares MSCI Malaysia (Free) Index Fund.

THE iSHARES MSCI MEXICO (FREE) INDEX FUND

Regular Holidays. The regular Mexican holidays affecting the relevant securities markets (and their respective dates in the fourth quarter of 1999 and calendar year 2000) are as follows:

                   -----------------------------------------------------------
                    All Souls' Day                      -   November 2, 1999
                    Christmas Eve                       -   December 24, 1999
                    New Year's Eve                      -   December 31, 1999
                    New Year's Day                      -   January 1, 2000
                    Benito Juarery Day                  -   March 21, 2000
                    Holy Wednesday                      -   April 19, 2000
                    Holy Thursday                       -   April 20, 2000
                    Good Friday                         -   April 21, 2000
                    Labor Day                           -   May 1, 2000
                    Battle of Puebla Day                -   May 5, 2000
                    Mother's Day/1/                     -   May 10, 2000
                    State of the Union Address          -   September 1, 2000
                    Independence Day                    -   September 16, 2000
                    All Souls' Day                      -   November 2, 2000
                    Revolution Day                      -   November 20, 2000
                    Our Lady of Guadalupe Day           -   December 12, 2000
                    Christmas Day                       -   December 25, 2000
                    New Year's Eve                      -   December 31, 2000
                  -------------------------------------------------------------

                            1. Banks close at noon.

Redemption. The Company is not aware of a redemption request over any Mexican holiday that would result in a settlement period that will exceed 7 calendar days in the fourth quarter of 1999 and calendar year 2000.

THE iSHARES MSCI NETHERLANDS INDEX FUND

Regular Holidays. The regular Netherlands holidays affecting the relevant securities markets (and their respective dates in the fourth quarter of 1999 and calendar year 2000) are as follows:

                  -------------------------------------------------
                    New Year's Eve/1/       -    December 31, 1999
                    Good Friday             -    April 21, 2000
                    Easter Monday           -    April 24, 2000
                    Ascension Day           -    June 1, 2000
                    Whit Monday             -    June 12, 2000
                    Christmas Day           -    December 25, 2000
                    Boxing Day              -    December 26, 2000
                  --------------------------------------------------
                         1. TARGET system only closed.

Redemption. The Company is not aware of a redemption request over any Dutch holiday that would result in a settlement period that will exceed 7 calendar days in the fourth quarter of 1999 and calendar year 2000.

THE iSHARES MSCI SINGAPORE (FREE) INDEX FUND

Regular Holidays. The regular Singaporean holidays affecting the relevant securities markets (and their respective dates in the fourth quarter of 1999 and calendar year 2000) are as follows:

                   -----------------------------------------------
                    Deepavali               -    November 7 1999
                    Public Holiday          -    November 8, 1999
                    Christmas Eve           -    December 24, 1999
                    Christmas Day           -    December 25 1999
                    Bank Holiday            -    December 31, 1999
                    New Year's Day          -    January 1, 2000
                    Hari Raya Puasa         -    January 8, 2000
                    Chinese New Year        -    February 5, 2000
                    Chinese New Year        -    February 6, 2000
                    Chinese New Year        -    February 7, 2000
                    Hari Raya Haji          -    March 16, 2000
                    Good Friday             -    April 21, 2000
                    Labour Day              -    May 1, 2000
                    Vesak Day Observance    -    May 18, 2000
                    National Day            -    August 9, 2000
                    Deepavali               -    October 26, 2000
                    Christmas Day           -    December 25, 2000
                    Hari Raya Puasa         -    December 27, 2000
                   ------------------------------------------------

Redemption. The Company is not aware of a redemption request over any Singaporean holiday that would result in a settlement period that will exceed 7 calendar days in the fourth quarter of 1999 and calendar year 2000.

THE iSHARES MSCI SOUTH AFRICA INDEX FUND

Regular Holidays. The regular South African holidays affecting the relevant securities markets (and their respective dates in the fourth quarter of 1999 and calendar year 2000) are as follows:

                   ----------------------------------------------
                    Day of Reconciliation   -  December 16, 1999
                   ----------------------------------------------

                   ----------------------------------------------------
                    Christmas Day              -     December 25 1999
                    Goodwill Day               -     December 26 1999
                    Public Holiday             -     December 27, 1999
                    Public Holiday/1/          -     December 30, 1999
                    Public Holiday             -     December 31, 1999
                    New Year's Day             -     January 1, 2000
                    Public Holiday             -     January 2, 2000
                    Public Holiday             -     January 3, 2000
                    Human Rights Day           -     March 21, 2000
                    Good Friday                -     April 21, 2000
                    Family Day                 -     April 24, 2000
                    Freedom Day                -     April 27, 2000
                    Workers' Day               -     May 1, 2000
                    Youth Day                  -     June 16, 2000
                    National Women's Day       -     August 9, 2000
                    Heritage Day               -     September 24 2000
                    Public Holiday             -     September 25, 2000
                    Day of Reconciliation      -     December 16, 2000
                    Christmas Day              -     December 25, 2000
                    Goodwill Day               -     December 26, 2000
                   ----------------------------------------------------

                            1. Stock Exchange only.

Redemption. A redemption request over the following South African holiday would result in a settlement period that will exceed 7 calendar days (examples are based on the Days particular holidays fall in the fourth quarter of 1999 and calendar year 2000):


              ------------------------------------------------------------------------------------------------
                                                  Redemption             Redemption
                                                  ----------             ----------
               Date           Holiday          Request Date (R)       Settlement Date       Settlement Period
               ----           -------          ----------------       ---------------       -----------------
               12/27/99    Public Holiday           12/24/99                1/3/00                 R+10
                4/21/00      Good Friday            4/20/00                 4/28/00                R+8
             -------------------------------------------------------------------------------------------------

In the fourth quarter of 1999 and calendar year 2000, R+10 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the iShares MSCI South Africa Index Fund.

THE iSHARES MSCI SOUTH KOREA INDEX FUND

Regular Holidays. The regular Korean holidays affecting the relevant securities markets (and their respective dates in the fourth quarter of 1999 and calendar year 2000) are as follows:


       -----------------------------------------------------------------
        National Foundation Day                -      October 3, 1999
        Christmas Day                          -      December 25, 1999
        Bank Holiday                           -      December 29, 1999
        Bank Holiday                           -      December 30, 1999
        Bank Holiday                           -      December 31, 1999
        Bank Holiday                           -      January 1, 2000
        Bank Holiday                           -      January 2, 2000
        Y2K Banking and Exchange Holiday       -      January 3, 2000
        Lunar New Year                         -      February 4, 2000
        Lunar New Year                         -      February 5, 2000
        Independence Day                       -      March 1, 2000
        Arbor Day                              -      April 5, 2000
        Bank Holiday                           -      May 1, 2000
        Children's Day                         -      May 5, 2000
        Buddha's Birthday                             May 11, 2000
       ----------------------------------------------------------------

             ---------------------------------------------------
               Memorial Day              -   June 6, 2000
               Constitution Day          -   July 17, 2000
               Liberation Day            -   August 15, 2000
               Thanksgiving Day          -   September 11, 2000
               Thanksgiving Day          -   September 12, 19999
               Thanksgiving Day          -   September 13, 2000
               National Foundation Day   -   October 3, 2000
               Christmas Day             -   December 25, 2000
             ----------------------------------------------------

Redemption. A redemption request over the following Korean holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall in the fourth quarter of 1999 and calendar year 2000):

              -------------------------------------------------------------------------------------------------------
                                                        Redemption             Redemption
                                                        ----------             ----------
                Date             Holiday             Request Date (R)       Settlement Date       Settlement Period
                ----             -------             ---------------        ---------------       -----------------
                12/29/99        Bank Holiday                   12/24/99                 1/4/00           R+11
                12/30/99        Bank Holiday                   12/27/99                 1/5/00           R+9
                12/31/99        Bank Holiday                   12/28/99                 1/6/00           R+9
                9/11/00        Thanksgiving Day                 9/6/00                 9/14/00           R+8
                9/12/00        Thanksgiving Day                 9/7/00                 9/15/00           R+8
                9/13/00        Thanksgiving Day                 9/8/00                 9/18/00           R+10
               ------------------------------------------------------------------------------------------------------

In the fourth quarter of 1999 and calendar year 2000, R+11 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the iShares MSCI Korea Index Fund.

THE iSHARES MSCI SPAIN INDEX FUND

Regular Holidays. The regular Spanish holidays affecting the relevant securities markets (and their respective dates in the fourth quarter of 1999 and calendar year 2000) are as follows:

                  -------------------------------------------------------
                    National Day                   -    October 12, 1999
                    All Saints' Day                -    November 1, 1999
                    Saint Almudena                 -    November 8, 1999
                    Constitution Day               -    December 6, 1999
                    Immaculate Concepcion/1/       -    December 8, 1999
                    Christmas Eve/2/               -    December 24, 1999
                    Christmas Day                  -    December 25, 1999
                    Holiday                        -    December 31, 1999
                    Epiphany/3/                    -    January 6, 2000
                    Good Friday                    -    April 21, 2000
                    Easter Monday                  -    April 24, 2000
                    Labour Day                     -    May 1, 2000
                    National Day/3/                -    October 12, 2000
                    All Saints' Day/3/             -    November 1, 2000
                    Constitution Day/3/            -    December 6, 2000
                    Immaculate Concepcion/3/       -    December 8, 2000
                    Christmas Day                  -    December 25, 2000
                    Boxing Day                     -    December 26, 2000
                   -------------------------------------------------------

                         1. Banks closed; only trading and settlement for free
                            trades and loans will take place.
                         2. Banks and stock exchanges closed; depository closed.
                         3. Stock exchange holiday only.

Redemption. The Company is not aware of a redemption request over any Spanish holiday that would result in a settlement period that will exceed 7 calendar days in the fourth quarter of 1999 and calendar year 2000.

THE iSHARES MSCI SWEDEN INDEX FUND

Regular Holidays. The regular Swedish holidays affecting the relevant securities markets (and their respective dates in the fourth quarter of 1999 and calendar year 2000) are as follows:

                  ----------------------------------------------------------
                    Christmas Eve              -         December 24, 1999
                    New Year's Eve             -         December 31, 1999
                    Epiphany Eve/1/            -         January 5, 2000
                    Epiphany                   -         January 6, 2000
                    Maundy Thursday/1/         -         April 20, 2000
                    Good Friday                -         April 21, 2000
                    Easter Monday              -         April 24, 2000
                    May Day                    -         May 1, 2000
                    Eve of Ascension Day/1/    -         May 31, 2000
                    Ascension Day              -         June 1, 2000
                    Whit Monday                -         June 12, 2000
                    Midsummer Eve              -         June 23, 2000
                    All Saints' Eve/1/         -         November 3, 2000
                    Christmas Day              -         December 25, 2000
                    Boxing Day                 -         December 26, 2000
                  ----------------------------------------------------------

                       1. Banks will close at 1:00 p.m. local time.

Redemption. A redemption request over the following Swedish holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall in the fourth quarter of 1999 and calendar year 2000):

               -------------------------------------------------------------------------------------------------
                                                      Redemption        Redemption
                Date           Holiday             Request Date (R)     Settlement Date      Settlement Period
                ----           -------             ----------------     ---------------     ------------------
                4/20/00     Maundy Thursday            4/17/00                4/25/00               R+8
                4/21/00     Good Friday                4/18/00                4/26/00               R+8
                4/24/00     Easter Monday              4/19/00                4/27/00               R+8
              --------------------------------------------------------------------------------------------------

In the fourth quarter of 1999 and calendar year 2000, R+12 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the iShares MSCI Sweden Index Fund.

THE iSHARES MSCI SWITZERLAND INDEX FUND

Regular Holidays. The regular Swiss (Zurich) holidays affecting the relevant securities markets (and their respective dates in the fourth quarter of 1999 and calendar year 2000) are as follows:


                  ----------------------------------------------------
                    New Year's Eve           -     December 31, 1999
                    New Year Holiday         -     January 3, 2000
                    Good Friday              -     April 21, 2000
                    Easter Monday            -     April 24, 2000
                    Labour Day               -     May 1, 2000
                    Ascension Day            -     June 1, 2000
                    Whit Monday              -     June 12, 2000
                    National Day             -     August 1, 2000
                    Christmas Day            -     December 25, 2000
                    Boxing Day               -     December 26, 2000
                   --------------------------------------------------

Redemption. The Company is not aware of a redemption request over any Swiss holiday that would result in a settlement period that will exceed 7 calendar days in the fourth quarter of 1999 and calendar year 2000.

THE iSHARES MSCI TAIWAN INDEX FUND

Regular Holidays. The regular Taiwanese holidays affecting the relevant securities markets (and their respective dates in the fourth quarter of 1999 and calendar year 2000) are as follows:

                  -------------------------------------------------------
                    National Day                 -     October 10, 1999
                    Sun Yat-Sen's Birthday       -     November 12, 1999
                    Constitution Day             -     December 25, 1999
                    Stock Market Closed          -     December 29, 1999
                    Stock Market Closed          -     December 30, 1999
                    Bank Holiday                 -     December 31, 1999
                    New Year's Day               -     January 1, 2000
                    Bank Holiday                 -     January 3, 2000
                    Stock Market Closed          -     January 8, 2000
                    Stock Market Closed          -     January 22, 2000
                    Lunar New Year               -     February 4, 2000
                    Lunar New Year               -     February 5, 2000
                    Lunar New Year               -     February 7, 2000
                    Lunar New Year               -     February 8, 2000
                    Youth Day                    -     March 29, 2000
                    Women and Children's Day     -     April 4, 2000
                    Tomb Sweeping Day            -     April 5, 2000
                    Dragon Boat Festival         -     June 6, 2000
                    Bank Holiday                 -     July 1, 1999
                    Moon Festival Day            -     September 12, 2000
                    Confuscius' Birthday         -     September 28, 2000
                    National Day                 -     October 10, 2000
                    Taiwan Retrocession Day      -     October 25, 1999
                    Chiang Kai-Shek's Birthday   -     October 31, 2000
                    Sun Yat-Sen's Birthday       -     November 13, 2000
                    Constitution Day             -     December 25, 2000
                  --------------------------------------------------------

Redemption. A redemption request over the following Taiwanese holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall in the fourth quarter of 1999 and calendar year 2000):

         -------------------------------------------------------------------------------------------------------
                                                     Redemption             Redemption
                                                    ------------            ----------
             Date               Holiday            Request Date (R)       Settlement Date    Settlement Period
             ----               -------            ----------------        -------------     -----------------
            12/29/99        Stock Market Closed         12/24/99                 1/3/00           R+11
            12/30/99        Stock Market Closed         12/27/99                 1/4/00           R+9
            12/31/99        Bank Holiday                12/28/99                 1/5/99           R+9
            2/4/00          Lunar New Year               2/1/00                  2/9/00           R+8
            2/7/00          Lunar New Year               2/2/00                  2/10/00          R+8
            2/8/00          Lunar New Year               2/3/00                  2/11/00          R+8
         ----------------------------------------------------------------------------------------------

In the fourth quarter of 1999 and calendar year 2000, R+8 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the iShares MSCI Taiwan Index Fund.

THE iSHARES MSCI UNITED KINGDOM INDEX FUND

Regular Holidays. The regular United Kingdom holidays affecting the relevant securities markets (and their respective dates in the fourth quarter of 1999 and calendar year 2000) are as follows:


            ---------------------------------------------------
             Christmas Holiday         -    December 27, 1999
             Christmas Holiday         -    December 28, 1999
             New Year's Eve/1/         -    December 31, 1999
             New Year's Day            -    January 3, 2000
             Good Friday               -    April 21, 2000
             Easter Monday             -    April 24, 2000
             May Day                   -    May 1, 2000
             Spring Bank Holiday       -    May 29, 2000
             Summer Holiday            -    August 28, 2000
             Christmas Day             -    December 25, 2000
             Boxing Day                -    December 26, 2000
           ----------------------------------------------------

                1. Banking holiday.
                2. CREST, CGO and CMO open for EURO settlement only.

Redemption. A redemption request over the following United Kingdom holiday would result in a settlement period that will exceed 7 calendar days (example is based on the days particular holidays fall in the fourth quarter of 1999 and calendar year 2000):



           -------------------------------------------------------------------------------------------------
                                                 Redemption             Redemption
                                              ---------------        ---------------
              Date           Holiday          Request Date (R)       Settlement Date     Settlement Period
              ----           -------          ---------------        ---------------     -----------------
              12/27/99    Christmas Day             12/24/99                 1/4/00               R+11
            ------------------------------------------------------------------------------------------------

In the fourth quarter of 1999 and calendar year 2000, R+11 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the iShares MSCI United Kingdom Index Fund.